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CONTENTS
CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KLX Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, $0.01 par value per share
(2)	Aggregate number of securities to which transaction applies:
The maximum number of shares of KLX Inc. common stock to which this transaction applies is estimated to be 52,500,000, which consists of (a) 50,739,597 shares of KLX Inc. common stock outstanding; (b) up to 1,560,403 shares of KLX Inc. common stock underlying outstanding restricted stock awards and restricted stock unit awards entitled to receive the per share merger consideration of $63.00 (after giving effect to potential adjustment in connection with the transactions described in this proxy statement); and (c) up to 200,000 shares of common stock underlying restricted stock unit awards that may be awarded between May 25, 2018 and the closing of the merger described herein in accordance with the merger agreement described herein, in each case, as of May 25, 2018.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Solely for the purpose of calculating the filing fee, the underlying value of the transaction was calculated based on the product of 52,500,000 shares of KLX Inc. common stock and the per share merger consideration of $63.00.
	(4)	Proposed maximum aggregate value of transaction: $3,307,500,000
	(5)	Total fee paid: $411,783.75
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 1, 2018

[    •    ], 2018

Dear Fellow Stockholder:

        On April 30, 2018, KLX Inc. ("KLX") entered into a definitive merger agreement (as amended, the "merger agreement") to be acquired by The Boeing Company ("Boeing"). Subject to the terms and conditions of the merger agreement, a wholly owned subsidiary of Boeing will be merged with and into KLX and KLX will survive the merger as a wholly owned subsidiary of Boeing (the "merger"), following which Boeing will own all of KLX's issued and outstanding shares of common stock.

        Prior to or simultaneously with the consummation of the merger, and subject to the terms and conditions of the agreements described in this proxy statement, KLX expects to transfer its Energy Services Group business to KLX Energy Services Holdings, Inc. ("KLX Energy Services"), a newly formed subsidiary of KLX (the "separation"), followed by a pro rata distribution of common stock representing 100% of the equity interests of KLX Energy Services to KLX stockholders as of the record date of such distribution (the "spin-off"). After the spin-off is completed, KLX Energy Services will be a separate, publicly held company that will own and operate KLX's Energy Services Group business.

        The KLX board of directors has unanimously determined that it is in the best interests of KLX stockholders to enter into the merger agreement and has unanimously approved and declared advisable the merger, the merger agreement and the other transactions contemplated thereby, including the separation and the spin-off. The KLX board of directors made its determination after consideration of a number of factors more fully described in this proxy statement. The KLX board of directors unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement.

        You are cordially invited to attend a special meeting of our stockholders to be held in connection with the proposed merger on [    •    ], 2018 at [    •    ]a.m., Eastern Time, at [    •    ]. At the special meeting, stockholders will be asked to consider and vote on a proposal to adopt the merger agreement. Approval of the proposal to adopt the merger agreement requires the affirmative vote of a majority of the outstanding shares of KLX common stock entitled to vote thereon.

        If the merger is completed, KLX stockholders will have the right to receive, for each share of KLX common stock, par value $0.01 per share, that they own immediately prior to the effective time of the merger, $63.00 in cash per share, without interest (the "merger consideration"). The merger consideration is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off will receive in the spin-off. KLX stockholder approval is not required to complete the spin-off and, accordingly, KLX stockholders are not being asked to vote on the spin-off.

        At the special meeting, KLX stockholders will also be asked to vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid to KLX's named executive officers by KLX based on or otherwise relating to the merger, as required by the rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), and a proposal to approve an adjournment of the special meeting, from time to time, if necessary or appropriate, to solicit additional votes for the approval of the proposal to adopt the merger agreement. The KLX board of directors unanimously recommends that you vote "FOR" each of these proposals.

        The merger cannot be completed unless the holders of a majority of the outstanding shares of KLX common stock entitled to vote thereon adopt the merger agreement. Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the special meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the special meeting. If you intend to attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. The failure to vote on the proposal to adopt the merger agreement will have the same effect as a vote "AGAINST" such proposal. In addition, if you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement.

        The obligations of KLX and Boeing to complete the merger are subject to the satisfaction or waiver of certain conditions. The accompanying proxy statement contains detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement. The proxy statement also describes the actions and determinations of the KLX board of directors in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in its entirety. You may also obtain additional information about KLX from documents that KLX files with the SEC from time to time.

        If you have any questions or need assistance with voting your shares of our common stock, please contact Georgeson, our proxy solicitor, by calling 1-866-277-0928 toll free.

  Thank you for your confidence in KLX.

  Yours truly,

  Amin Khoury
   Chairman of the Board of Directors and
  Chief Executive Officer

        Neither the SEC nor any state securities regulatory agency has approved or disapproved of the merger, passed upon the merits of the merger, the merger agreement or any of the other transactions contemplated by the merger agreement or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

        The accompanying proxy statement is dated [    •    ], 2018 and, together with the enclosed form of proxy, is first being mailed to KLX stockholders on or about [    •    ], 2018.

KLX Inc.
1300 Corporate Center Way
Wellington, Florida 33414

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

DATE & TIME	[•], 2018 at [•] a.m., Eastern Time
PLACE	[•]
[•]
[•]
ITEMS OF BUSINESS

•

To consider and vote on a proposal (the "merger proposal") to adopt the Agreement and Plan of Merger, dated as of April 30, 2018, as amended on June 1, 2018, and as it may be further amended from time to time (the "merger agreement"), among KLX Inc. ("KLX"), The Boeing Company ("Boeing") and Kelly Merger Sub, Inc. ("Merger Sub") (a copy of the merger agreement is attached to the accompanying proxy statement as Annex A);

•

To consider and vote on a proposal (the "named executive officer merger-related compensation proposal") to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by KLX to its named executive officers that is based on or otherwise relates to the merger; and

•

To consider and vote on a proposal (the "adjournment proposal") to approve an adjournment of the special meeting, from time to time, if necessary or appropriate, to solicit additional votes for the approval of the merger proposal.

KLX will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournments or postponements thereof.
RECORD DATE
Only stockholders of record at the close of business on [•], 2018 (the "record date") are entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement of the special meeting.
VOTING BY PROXY
Your vote is very important, regardless of the number of shares you own. The KLX board of directors (the "KLX Board") is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the special meeting. For information on submitting your proxy over the Internet, by telephone or by mailing back the traditional proxy card (no extra postage is needed for the provided envelope if mailed in the U.S.), please see the attached proxy statement and enclosed proxy card. If you later decide to vote in person at the special meeting, information on revoking your proxy prior to the special meeting is also provided.

RECOMMENDATIONS	The KLX Board unanimously recommends that you vote:
• "FOR" the merger proposal;
• "FOR" the named executive officer merger-related compensation proposal, which shall be on a non-binding, advisory basis; and
• "FOR" the adjournment proposal.
APPRAISAL
KLX stockholders who do not vote in favor of the merger proposal will have the right to seek appraisal of the fair value of their shares of KLX common stock, as determined in accordance with Section 262 of the General Corporation Law of the State of Delaware (the "DGCL"), if they deliver a valid demand for appraisal before the vote is taken on the adoption of the merger agreement and comply with all of the requirements of Delaware law, including Section 262 of the DGCL, which are summarized herein. Section 262 of the DGCL is reproduced in its entirety in Annex C to the accompanying proxy statement. The accompanying proxy statement constitutes the notice of appraisal rights with respect to the merger proposal required by Section 262 of the DGCL.

        YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SUBMIT A PROXY OVER THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS CONTAINED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SUBMITTED. IF YOU DO NOT SUBMIT YOUR PROXY, INSTRUCT YOUR BROKER HOW TO VOTE YOUR SHARES OR VOTE IN PERSON AT THE SPECIAL MEETING ON THE MERGER PROPOSAL, IT WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" SUCH PROPOSAL.

        Your proxy may be revoked at any time before the vote at the special meeting by following the procedures outlined in the accompanying proxy statement.

        If your shares are held by a bank, broker or other nominee and you wish to vote in person at the special meeting, you must bring to the special meeting a proxy from the bank, broker or other nominee that holds your shares authorizing you to vote in person at the special meeting. Please also bring to the special meeting your account statement evidencing your beneficial ownership of KLX common stock as of the record date. All stockholders and proxy holders who attend the special meeting must also bring photo identification.

        In considering the recommendation of the KLX Board, KLX stockholders should be aware that members of the KLX Board and KLX executive officers have agreements and arrangements that provide them with interests in the merger that may be deemed to be in addition to or different from those of KLX stockholders. See "The Merger Proposal—Interests of KLX's Executive Officers and Directors in the Merger."

        The proxy statement, of which this notice forms a part, provides a detailed description of the merger agreement and the merger. We urge you to read the proxy statement, including any documents incorporated by reference, and its annexes carefully and in their entirety. If you have any questions concerning the merger or the proxy statement, would like additional copies of the proxy statement or need help voting your shares of KLX common stock, please contact KLX's proxy solicitor, Georgeson, at 1-866-277-0928 toll free.

By Order of the Board of Directors,
Roger Franks General Counsel Vice President—Law and Human Resources, Secretary

Wellington, Florida
[    •    ], 2018

i

ii

SUMMARY

        This summary highlights information contained elsewhere in this proxy statement and may not contain all the information that is important to you with respect to the merger and the other matters being considered at the special meeting of KLX stockholders. We urge you to carefully read the remainder of this proxy statement, including the attached annexes, and the other documents to which we have referred you. For additional information on KLX included in documents incorporated by reference into this proxy statement, see the section entitled "Where You Can Find More Information" beginning on page 131. We have included page references in this summary to direct you to a more complete description of the topics presented below.

        All references to "KLX," "the Company," "we," "us" or "our" in this proxy statement refer to KLX Inc., a Delaware corporation; all references to "Boeing" refer to The Boeing Company, a Delaware corporation; all references to "Merger Sub" refer to Kelly Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Boeing, the sole purpose of which is to effect the merger; all references to "KLX common stock" refer to the common stock, par value $0.01 per share, of KLX; all references to the "KLX Board" refer to the board of directors of KLX; all references to the "merger" refer to the merger of Merger Sub with and into KLX with KLX surviving as a wholly owned subsidiary of Boeing; all references to the ASG Business refer to the business operated by KLX's Aerospace Solutions Group; all references to the ESG Business refer to the business of providing technical services and related rental equipment to oil and gas exploration and production companies in remote oil and gas production regions, solely as conducted by KLX's Energy Services Group; all references to "KLX Energy Services" refer to KLX Energy Services Holdings, Inc., a wholly owned subsidiary of KLX, which will hold KLX's ESG Business prior to the spin-off and whose common stock will be distributed to KLX stockholders; all references to the "spin-off" refer to the pro rata distribution of common stock representing 100% of the equity interests of KLX Energy Services to KLX stockholders as of the record date of such distribution, which will become a separate, publicly held company upon the completion of the spin-off; and all references to the "merger agreement" refer to the Agreement and Plan of Merger, dated as of April 30, 2018, as amended June 1, 2018 and as may be further amended from time to time, by and among KLX, Boeing and Merger Sub, a copy of which is included as Annex A to this proxy statement. KLX, following the completion of the merger, is sometimes referred to in this proxy statement as the "surviving corporation."

The Parties

KLX (see page 37)

        KLX, through its two operating segments, provides mission critical products and complex logistical solutions to support its customers' high value assets. KLX serves its customers in demanding environments that face high cost of downtime and require dependable, high quality just-in-time customer support. KLX's Aerospace Solutions Group is a leading distributor and value added service provider of aerospace fasteners and consumables, offering the broadest range of aerospace hardware and consumables and inventory and supply chain management services worldwide. Through its global facilities network and advanced information technology systems, KLX offers its services to commercial airline, business jet and defense original equipment manufacturers and their subcontractors, airlines, maintenance, repair and overhaul operators, fixed base operators and domestic military depots. KLX's Energy Services Group provides completion, intervention and production services to the major onshore oil and gas producing regions of the United States, including the Northeast Region (the Marcellus and Utica Shales as well as the Mid-Continent STACK and SCOOP) and Haynesville, the Rocky Mountains Region (the Bakken formation, Williston, DJ, Uinta and Piceance Basins and Niobrara Shale) and the Southwest Region (including the Permian Basin and Eagle Ford Shale), serving the leading companies engaged in the exploration and development of North American onshore unconventional oil and natural gas reserves.

        KLX's common stock is traded on the Nasdaq Global Select Market under the symbol "KLXI." KLX's headquarters are located at 1300 Corporate Center Way, Wellington, Florida 33414, and the telephone number is (561) 383-5100. KLX's corporate web address is www.klx.com. The information provided on the KLX website is not part of this proxy statement and is not incorporated in this proxy statement by reference hereby or by any other reference to KLX's website provided in this proxy statement.

Boeing (see page 37)

        Boeing is the world's largest aerospace company and leading manufacturer of commercial airplanes and defense, space and security systems. Boeing is also the world leader in combined commercial airlines and government services with customers in more than 150 countries. Boeing's products and tailored services include commercial and military aircraft, satellites, weapons, electronic and defense systems, launch systems, advanced information and communication systems, and performance-based logistics and training. Boeing employs approximately 140,000 people across the United States and in more than 65 countries.

        Boeing's common stock is traded on the New York Stock Exchange under the ticker symbol "BA." Boeing's headquarters are located at 100 North Riverside Plaza, Chicago, Illinois 60606-1596, and its telephone number is (312) 544-2000. Boeing's corporate web address is www.boeing.com. The information provided on the Boeing website is not part of this proxy statement and is not incorporated in this proxy statement by reference hereby or by any other reference to Boeing's website provided in this proxy statement.

Merger Sub (see page 38)

        Merger Sub is a Delaware corporation and a wholly owned subsidiary of Boeing, the sole purpose of which is to effect the merger. Upon consummation of the merger, Merger Sub will merge with and into KLX, with Merger Sub ceasing to exist and KLX surviving as a wholly owned subsidiary of Boeing. The headquarters of Merger Sub will be located at 100 North Riverside Plaza, Chicago, Illinois 60606-1596, and its telephone number will be (312) 544-2000.

The Special Meeting

Date, Time and Place (see page 39)

        The special meeting of KLX stockholders (the "special meeting") is scheduled to be held on [    •    ], 2018 at [    •    ] a.m., Eastern Time, at [    •    ].

Purpose of the Special Meeting (see page 39)

        At the special meeting, KLX stockholders will be asked to consider and vote on the following proposals:

  •
  to adopt the merger agreement (the "merger proposal");

  •
  to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by KLX to its named executive officers that is based on or otherwise relates to the merger (the "named executive officer merger-related compensation proposal"); and

  •
  to approve the adjournment of the special meeting, from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the merger proposal (the "adjournment proposal").

        KLX will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournments or postponements thereof.

        The KLX Board has unanimously determined that it is in the best interests of the KLX stockholders to enter into the merger agreement and has unanimously approved and declared advisable the merger, the merger agreement and the other transactions contemplated thereby (including the separation and the spin-off). The KLX Board unanimously recommends that KLX stockholders vote "FOR" the merger proposal, "FOR" the named executive officer merger-related compensation proposal and "FOR" the adjournment proposal.

        KLX stockholders' approval of the merger proposal is a condition for the merger to occur. If KLX stockholders fail to approve the merger proposal by the requisite vote, the merger will not occur. KLX stockholder approval is not required to complete the spin-off and, accordingly, KLX stockholders are not being asked to vote on the spin-off.

Record Date; Stockholders Entitled to Vote (see page 40)

        Only holders of KLX common stock at the close of business on [    •    ], 2018, the record date for the special meeting (the "record date"), will be entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the special meeting. At the close of business on May 25, 2018, 50,739,597 shares of KLX common stock were issued and outstanding.

        Holders of KLX common stock are entitled to one vote for each share of KLX common stock they own at the close of business on the record date.

Quorum (see page 40)

        The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of KLX common stock issued and outstanding at the close of business on the record date and entitled to vote at the special meeting will constitute a quorum. As a result, [    •    ] shares must be represented by proxy or by stockholders present and entitled to vote at the special meeting in order to have a quorum. There must be a quorum for business to be conducted at the special meeting. Failure of a quorum to be represented at the special meeting will necessitate an adjournment of the special meeting and may subject KLX to additional expense.

Required Vote (see page 40)

        Approval of the merger proposal requires the affirmative vote of a majority of the shares of KLX common stock outstanding at the close of business on the record date and entitled to vote thereon.

        Under KLX's bylaws, approval of the named executive officer merger-related compensation proposal and the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of KLX common stock present in person or represented by proxy at the special meeting, provided that a quorum is present. If no quorum is present at the special meeting, the chairman of the meeting or the stockholders, by the affirmative vote of the holders of a majority of the shares of KLX common stock present or represented by proxy at the special meeting, may adjourn the special meeting.

Voting at the Special Meeting (see page 42)

        If your shares are registered directly in your name with our transfer agent, you are considered a "stockholder of record" (also referred to in this proxy statement as a "registered stockholder"), and you may vote your shares in person at the special meeting or over the Internet, by telephone or by submitting a proxy by mail. If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Although KLX offers four different voting methods, KLX encourages you to submit a proxy over the Internet or by telephone, as KLX believes they are the most convenient, cost-effective and reliable voting methods. If you choose to submit a proxy over the Internet or by telephone, there is no need for you to mail back your proxy card.

        If your shares are held by your bank, broker or other nominee, you are considered the beneficial owner of shares held in "street name," and you will receive a form from your bank, broker or other nominee seeking instruction from you as to how your shares should be voted. If you are a beneficial owner, you should instruct your bank, broker or other nominee on how you wish to vote your shares of KLX common stock using the instructions provided by your bank, broker or other nominee. Under applicable rules, banks, brokers or other nominees have the discretion to vote on routine matters. However, the proposals in this proxy statement are non-routine matters, and banks, brokers and other nominees therefore cannot vote on these proposals without your instructions. Consequently, it is important that you cast your vote or instruct your bank, broker or nominee on how you wish to vote your shares.

        If you sign your proxy, but do not indicate how you wish to vote, your shares will be voted "FOR" the merger proposal, "FOR" the named executive officer merger-related compensation proposal and "FOR" the adjournment proposal.

        If you are a beneficial owner and you wish to vote in person at the special meeting, you must bring to the special meeting a proxy from the bank, broker or other nominee that holds your shares authorizing you to vote in person at the special meeting. Beneficial owners should also bring a copy of an account statement reflecting their ownership of KLX common stock as of the record date. All stockholders and proxyholders who attend the special meeting must also bring photo identification.

        KLX recommends that you submit a proxy or submit your voting instructions as soon as possible, even if you are planning to attend the special meeting, to ensure that your shares will be represented and voted at the special meeting.

Revocation of Proxies

        If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy, signing another proxy card with a later date and returning it to us prior to the special meeting or attending the special meeting and voting in person. If you hold your shares of common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a valid legal proxy from your bank, broker or other nominee.

Solicitation of Proxies (see page 43)

        The KLX Board is soliciting your proxy, and KLX will bear the cost of soliciting proxies. Georgeson has been retained to assist with the solicitation of proxies. Georgeson will be paid approximately $9,000 and will be reimbursed for its reasonable and documented out-of-pocket expenses for these and related services in connection with the special meeting. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through banks, brokers and other nominees to the beneficial owners of shares of KLX common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail or other electronic medium by certain of KLX's directors, officers and employees, without additional compensation.

Adjournment (see page 43)

        In addition to the merger proposal and the named executive officer merger-related compensation proposal, KLX stockholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting for the purpose of soliciting additional votes in favor of the merger proposal, if there are not sufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, either the chairman of the meeting or the stockholders, by the affirmative vote of the holders of a majority of the shares of KLX common stock present or represented by proxy at the special meeting, may adjourn the special meeting to another place, date or time. In addition, the special meeting could be postponed before it commences. If the special meeting is adjourned or postponed for the purpose of soliciting additional votes, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals.

The Merger

        Subject to the terms and conditions of the merger agreement and in accordance with the DGCL, at the effective time of the merger (the "effective time"), Merger Sub will merge with and into KLX, the separate corporate existence of Merger Sub will cease and KLX will survive the merger as a wholly owned subsidiary of Boeing. As a result of the merger, KLX common stock will no longer be publicly traded, KLX common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of KLX common stock. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation.

        Prior to or simultaneously with the consummation of the merger, and subject to the terms and conditions of the agreements described in this proxy statement, KLX expects to transfer its Energy Services Group business to KLX Energy Services Holdings, Inc., followed by the spin-off. After the spin-off is completed, KLX Energy Services will be a separate, publicly held company that will own and operate KLX's Energy Services Group business. The separation and the spin-off will be carried out in accordance with the terms of a distribution agreement (the "distribution agreement"), the employee matters agreement (the "employee matters agreement"), a transition services agreement (the "transition services agreement") and an intellectual property matters agreement (the "IP matters agreement") (together, the "spin-off transaction agreements"). See "Spin-Off Transaction Agreements" beginning on page 19 for a description of the spin-off transaction agreements. The merger consideration is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off will receive in the spin-off. KLX stockholder approval is not required to complete the spin-off and, accordingly, KLX stockholders are not being asked to vote on the spin-off. If the merger agreement is terminated prior to the distribution date, KLX will have the right not to complete the distribution if, at any time following such termination and prior to the distribution, the board of directors of KLX determines, in its sole discretion, that the spin-off is no longer in the best interest of KLX or its stockholders or that it is not advisable for KLX Energy Services to separate from KLX.

Merger Consideration (see page 44)

        Upon the terms and subject to the conditions of the merger agreement, at the effective time, KLX stockholders will have the right to receive, for each share of KLX common stock that they own immediately prior to the effective time (other than any shares that may be held in the treasury of KLX, or that are held, directly or indirectly, by Boeing or Merger Sub immediately prior to the effective time, and other than shares owned by stockholders who have properly made and not withdrawn a demand for appraisal rights under the DGCL), $63.00 in cash per share, without interest (the "merger consideration"). After the merger is completed, under the terms of the merger agreement, you will have the right to receive the per share merger consideration, but you will no longer have any rights as a KLX stockholder as a result of the merger. Additionally, in connection with the spin-off, holders of KLX common stock as of the record date of the spin-off will receive a distribution equal to 100% of the shares of KLX Energy Services common stock (with cash in lieu of fractional shares). The merger consideration is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off will receive in the spin-off.

Treatment of KLX Equity Awards (see page 44)

        The merger agreement provides that outstanding equity-based awards issued under KLX's equity incentive plan will be treated as set forth below:

KLX Restricted Stock Awards.

        Without prejudice to any rights in respect of the spin-off, as of the effective time, (i) each award of KLX common stock subject to time-based, performance or other vesting or lapse restrictions (each a "KLX Restricted Stock Award") that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, provided that to the extent that such award is subject to performance conditions, any performance conditions shall be deemed to have been satisfied at the maximum level, and (ii) each KLX Restricted Stock Award will be canceled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the surviving corporation's general payroll practices, a lump sum cash payment with respect thereto equal to the product of the merger consideration and the number of shares of KLX common stock represented by such KLX Restricted Stock Award, less any applicable withholding or other taxes or other amounts required by applicable law to be withheld, without interest.

KLX PSU Awards and KLX RSU Awards.

        Without prejudice to any rights in respect of the spin-off, as of the effective time, (i) each KLX performance stock unit award, including any performance stock unit awards deferred under any of KLX's deferred compensation plans or otherwise (each, a "KLX PSU Award"), and each KLX restricted stock unit award, including any stock unit awards deferred under any of KLX's deferred compensation plans or otherwise (each, a "KLX RSU Award"), in each case, subject to time-based, performance or other vesting restrictions, that is outstanding immediately prior to the effective time, will, to the extent not vested, become fully vested, provided that to the extent that such award is subject to performance conditions, any performance conditions will be deemed to have been satisfied at the maximum level and (ii) each KLX PSU Award and KLX RSU Award, in each case, whether payable in cash or shares of KLX common stock, will be canceled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the surviving corporation's general payroll practices, a lump sum cash payment with respect thereto equal to the product of the merger consideration and the number of shares of KLX common stock represented by such KLX PSU Award or KLX RSU Award, less any applicable withholding or other taxes or other amounts required by applicable law to be withheld, without interest. Any payment in respect of any KLX PSU Award and KLX RSU Award, in each case, which immediately prior to such cancellation was treated as "deferred compensation" subject to section 409A of the Internal Revenue Code, will be converted to the merger consideration and paid on the applicable settlement date for such KLX RSU Award or KLX PSU Award if required in order to comply with section 409A of the Internal Revenue Code.

Effect of Spin-Off on Equity Awards.

        At the time of the spin-off, then outstanding unvested KLX equity-based awards granted prior to the date of the spin-off will be equitably adjusted to reflect the dilutive impact of the spin-off, but will otherwise not participate in the spin-off. Following the spin-off, all unvested KLX equity-based awards held by KLX employees and KLX Energy Services employees will continue to vest in accordance with their terms based on their respective holders' continued service with KLX or KLX Energy Services, as applicable.

2018 KLX Equity Awards.

        In accordance with the merger agreement, KLX may grant its annual 2018 KLX Restricted Stock Awards, KLX PSU Awards or KLX RSU Awards (the "2018 Awards") to its employees under the KLX Long Term Incentive Plan (the "LTIP") in the ordinary course of business consistent with past practice following the date of the merger agreement. However, in the event that the effective time of the merger occurs on or prior to the first anniversary of the grant date of the 2018 Awards, only one-third of the 2018 Awards will be accelerated in connection with the consummation of the merger and become eligible to receive the merger consideration, and the remaining two-thirds will be forfeited for no consideration.

Effect on KLX if the Merger is not Completed (see page 45)

        If the merger agreement is not adopted by KLX stockholders or if the merger is not completed for any other reason, KLX stockholders will not receive any payment for their shares of common stock. Instead, KLX will remain an independent public company, KLX common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and we will continue to file periodic reports with the SEC on account of KLX common stock. In addition, under specified circumstances, KLX may be required to pay Boeing a termination fee, or may be entitled to receive a termination fee from Boeing, upon the termination of the merger agreement, as described further below.

Recommendation of the KLX Board (see page 62)

        After consideration of various factors, the KLX Board unanimously (i) determined that it is in the best interests of KLX stockholders that KLX enter into the merger agreement, (ii) approved and declared advisable the merger, the merger agreement and the other transactions contemplated thereby (including the separation and the spin-off) and (iii) resolved that the merger agreement be submitted for consideration to KLX stockholders at a special meeting of KLX stockholders and recommended that KLX stockholders vote to adopt the merger agreement and the transactions contemplated thereby. A description of factors considered by the KLX Board in reaching its decision to adopt the merger agreement can be found in "The Merger Proposal (Proposal 1)—Recommendation of the KLX Board and Reasons for the Merger" beginning on page 62.

The KLX Board unanimously recommends that KLX stockholders vote:

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  "FOR" the merger proposal;

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  "FOR" the named executive officer merger-related compensation proposal on a non-binding, advisory basis; and

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  "FOR" the adjournment proposal.

Opinion of Goldman Sachs & Co. LLC (see page 67 and Annex B)

        At a meeting of the KLX Board held on April 30, 2018, Goldman Sachs & Co. LLC ("Goldman Sachs") delivered its oral opinion to the KLX Board, subsequently confirmed in writing, to the effect that, as of April 30, 2018 and based upon and subject to the factors and assumptions set forth therein, the $63.00 in cash per share to be paid to the holders (other than Boeing and its affiliates) of shares of KLX common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Goldman Sachs, dated April 30, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of the KLX Board in connection with its consideration of the merger. The Goldman Sachs opinion is not a recommendation as to how any holder of KLX common stock should vote with respect to the merger or any other matter. Pursuant to an engagement letter between KLX and Goldman Sachs under which Goldman Sachs was engaged to serve as financial advisor to the KLX Board, KLX has agreed to pay Goldman Sachs a transaction fee that is estimated, based on the information available as of the date of announcement, to be approximately $33.5 million, $5.0 million of which became payable to Goldman Sachs upon the announcement of the execution of the merger agreement, $3.5 million of which is payable in connection with the spin-off and the remainder of which is contingent upon consummation of the transactions.

Interests of KLX's Executive Officers and Directors in the Merger (see page 77)

        When considering the recommendation of KLX Board that you vote "FOR" the merger proposal, you should be aware that, aside from their interests as KLX stockholders, KLX's directors and executive officers have interests in the merger that are different from, or in addition to, the interests of other KLX stockholders generally. The KLX Board was aware of such interests during its deliberations on the merits of the merger and in deciding to recommend that KLX stockholders vote "FOR" the merger proposal at its meeting on April 30, 2018.

        With respect to directors serving on the KLX Board, these interests include the impact of the transaction on the KLX directors' outstanding equity awards and the provision of indemnification and insurance arrangements pursuant to the merger agreement and KLX's certificate of incorporation and bylaws.

        With respect to our executive officers, these interests relate to the possible receipt of the following types of payments and benefits that may be triggered by or otherwise relate to the merger (assuming, where applicable, that the executive officer's employment was terminated by us without "cause" or by the executive for "good reason" (each, as defined in the applicable employment agreement or severance plan) contemporaneously with the closing of the merger):

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  certain potential transaction bonus payments and other benefits;

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  accelerated vesting of then-outstanding equity awards;

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  pro rata annual bonuses for the fiscal year in which the effective time of the merger occurs;

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  possible cash severance payments and other termination benefits pursuant to certain executive officers' employment agreements or, for corporate level employees, the KLX Change of Control Severance Plan;

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  accelerated vesting of certain KLX contributions pursuant to the KLX Inc. Deferred Compensation Plan; and

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  the provision of indemnification and insurance arrangements pursuant to the merger agreement and KLX's certificate of incorporation and bylaws.

        If the merger proposal is approved by KLX stockholders, the shares of KLX common stock held by our directors and executive officers will be treated in the same manner as outstanding shares of common stock held by all other KLX stockholders entitled to receive the per share merger consideration.

Financing of the Merger

        Boeing intends to utilize cash on hand and debt to consummate the merger and the other transactions contemplated by the merger agreement, including the payment of the merger consideration, the repayment of certain existing indebtedness of KLX, the payment of all fees and expenses payable by Boeing in accordance with the merger agreement and the payment of any other amounts required to be paid by Boeing or Merger Sub in connection with the consummation of the transactions contemplated by the merger agreement. The consummation of the merger is not subject to any financing conditions.

Regulatory Clearances and Approvals Required for the Merger (see page 84)

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), KLX, Boeing and Merger Sub cannot complete the merger until KLX, Boeing and Merger Sub have given notification and furnished information to the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "DOJ"), and until the applicable waiting period under the HSR Act has expired or has been terminated. On May 14, 2018, KLX and Boeing each filed a premerger notification and report form under the HSR Act. KLX, Boeing and Merger Sub are also required to obtain approvals, clearances or consents in several other countries before completing the merger. Such parties will work cooperatively toward obtaining these regulatory clearances.

        Under the merger agreement, each of KLX, Boeing and Merger Sub is required to use its reasonable best efforts to cooperate with each other and take, or cause to be taken, or do, or cause to be done, all things necessary, proper or advisable to satisfy, or cause to be satisfied, all conditions to the obligations of the parties under the merger agreement over which it has control or influence, to obtain all other necessary actions, waivers, consents, licenses, permits and registrations (or transfers of the foregoing) and approvals from governmental authorities or any other person and to cause the merger to be consummated as promptly as practicable in accordance with the terms of the merger agreement. In addition, each of KLX, Boeing and Merger Sub is required to use its reasonable best efforts to defend through litigation on the merits any claim asserted in court by any person in order to avoid entry of, or to have vacated or terminated, any order of any governmental authority (whether temporary, preliminary or permanent) that would prevent or materially delay the consummation of the closing under the merger agreement.

        Notwithstanding the foregoing, Boeing is not required to propose, negotiate, commit to or effect, by consent decree, hold separate orders or otherwise, (i) the sale, divestiture, license or disposition, in whole or in part of, or suffer any restriction on the operation of, Boeing's or its subsidiaries' assets, properties or businesses or (ii) the sale, divestiture, license or disposition, in whole or part, of any of KLX's assets, properties or businesses to be acquired by Boeing pursuant to the merger agreement. If (i) the merger has not been consummated on or before April 30, 2019 (as may be extended to July 30, 2019 under the terms of the merger agreement) and either Boeing or KLX terminates the merger agreement at such time and the only condition not satisfied is that certain antitrust regulatory approvals have not been obtained or a governmental authority has issued an order prohibiting the merger under antitrust laws or (ii) either Boeing or KLX terminates the merger agreement because a U.S. governmental authority has prohibited the merger or the spin-off under antitrust laws, Boeing will pay to KLX a termination fee of $175 million.

        For more information, see the section entitled "The Merger Agreement—Efforts to Complete the Merger" beginning on page 106 and "The Merger Agreement—Termination Fees and Expenses" beginning on page 114.

Material U.S. Federal Income Tax Consequences of the Merger (see page 127)

        For U.S. federal income tax purposes, the merger will be treated as a taxable sale. You should read the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 127 and consult your tax advisors regarding the U.S. tax consequences of the merger to you in your particular circumstances.

Appraisal Rights (see page 85)

        If the merger is effected, KLX stockholders are entitled to appraisal rights under the DGCL in connection with the merger, provided that such stockholders meet all of the conditions and follow all of the requirements set forth in Section 262 of the DGCL. This means that KLX stockholders who do not wish to accept the merger consideration and meet all of the conditions set forth in Section 262 of the DGCL are entitled to have the fair value of their shares of KLX common stock as of the effective time of the merger determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration. The ultimate amount determined by the Delaware Court of Chancery in an appraisal proceeding to be the fair value per share of KLX common stock as of the effective time of the merger may be less than, equal to or more than the merger consideration that a KLX stockholder will receive under the merger agreement if the merger is effected.

        To exercise appraisal rights, a KLX stockholder of record must deliver a written demand for appraisal to KLX before the vote is taken on the adoption of the merger agreement, such stockholder must not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement and such stockholder must continue to hold the shares of KLX common stock of record from the date of making the demand for appraisal through the effective time of the merger. A KLX stockholder's failure to follow exactly the procedures specified under the DGCL may result in the loss of such stockholder's appraisal rights. See "The Merger Proposal (Proposal 1)—Appraisal Rights" beginning on page 85 and the text of Section 262 of the DGCL reproduced in its entirety as Annex C to this proxy statement. If you hold your shares of KLX common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, because the demand for appraisal rights must be made by the record holder, you should consult with your bank, broker or other nominee to determine the appropriate procedures for such bank, broker or other nominee to make a demand for appraisal on your behalf. Stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.

Expected Timing of the Merger

        We expect to complete the merger in the third quarter of 2018. However, the merger is subject to various regulatory clearances and approvals and other conditions, and it is possible that factors outside of the control of KLX or Boeing could result in the merger being completed at a later time, or not at all. There may be a substantial amount of time between the date of the special meeting and the completion of the merger. We expect to complete the merger promptly following the receipt of all required clearances and approvals and the satisfaction or, to the extent permitted, waiver of the other conditions to the consummation of the merger.

Restrictions on Solicitation of Acquisition Proposals (see page 102)

        The merger agreement provides that, until the earlier of the effective time of the merger and the termination of the merger agreement, we are subject to restrictions on our ability to initiate or solicit third party proposals relating to alternative transactions or to provide information to and engage in discussions or negotiations with a third party in relation to an alternative transaction (subject to certain exceptions prior to the approval of the merger proposal by KLX stockholders at the special meeting described further in this proxy statement and except as related solely to the spin-off or a sale of the ESG Business or any of the assets or operations thereof). Specifically:

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  KLX must cease, cause its subsidiaries to cease and instruct and cause its officers, directors and other representatives to cease, and cause to be terminated all discussions, negotiations, solicitations, encouragement and communications with any persons with respect to any acquisition proposal (as defined below) (other than the transactions contemplated by the merger agreement with Boeing and Merger Sub);

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  KLX may not, and may not authorize or permit any of its representatives to, directly or indirectly through another person,

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  engage in any communication or initiate, solicit, facilitate or encourage any action that would constitute or would reasonably be expected to lead to an acquisition proposal,

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  engage in or continue negotiations or discussions with, or provide any information or data to, any person (other than Boeing or any of its affiliates or representatives) relating to or that would reasonably be expected to lead to any acquisition proposal,

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  approve, endorse, recommend, execute or enter into any alternative acquisition agreement, or

  •
  resolve or agree to do any of the foregoing; and

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  KLX must terminate all access by third parties to any data room (virtual or actual) containing any information relating to KLX (excluding the ESG Business) and request the destruction or return of all non-public information previously provided by or on behalf of KLX, any of its subsidiaries or their representatives to any and all such third parties.

        Notwithstanding the foregoing, at any time prior to receiving KLX stockholder approval of the merger proposal, if KLX receives a bona fide written acquisition proposal that did not result directly or indirectly from a breach of the non-solicitation provisions in the merger agreement (other than breaches that are inadvertent, de minimis and not intended to result in an acquisition proposal), KLX may contact the person who has made such acquisition proposal in order to clarify the terms of such acquisition proposal so that the KLX Board (or any committee thereof) may inform itself about such acquisition proposal, furnish information concerning its business, properties or assets to such person pursuant to a confidentiality agreement with confidentiality terms that are not less favorable to KLX than those contained in the confidentiality agreement executed between Boeing and KLX, and negotiate and participate in discussions and negotiation with such person concerning such acquisition proposal, if the KLX Board determines in good faith (after consultation with outside financial advisors and legal counsel) that such acquisition proposal constitutes, or could reasonably be expected to lead to or result in, a superior proposal (as defined below), and the KLX Board determines in good faith (after consultation with outside financial advisors and legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

KLX Board Recommendation and Adverse Recommendation Change

        Under the terms of the merger agreement, the KLX Board has agreed to recommend that KLX stockholders vote in favor of the merger proposal. Under the merger agreement, the KLX Board and any committee thereof may not take any of the following actions (any such action, an "adverse recommendation change"):

  •
  withdraw, qualify, withhold or modify, fail to make, or publicly propose to withdraw, qualify, withhold or modify, its recommendation in favor of the merger proposal;

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  adopt, approve or recommend or publicly propose to adopt, approve or recommend any acquisition proposal, alternative acquisition agreement or superior proposal;

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  fail to recommend against any tender offer or exchange offer for shares of KLX common stock within ten business days after commencement of such offer;

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  approve or recommend or publicly propose to adopt or recommend any acquisition proposal or superior proposal or fail to include a recommendation in favor of the merger proposal in this proxy statement;

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  fail to publicly reaffirm the recommendation in favor of the merger proposal within three business days after receipt of a written request by Boeing to provide such affirmation; or

  •
  adopt or approve, or publicly propose to adopt or approve, or allow KLX to execute or enter into, any agreement, arrangement or understanding that reflects, or would reasonably be expected to lead to, an acquisition proposal or would require KLX to abandon or terminate the merger or the other transactions contemplated by the merger agreement (an "alternative acquisition agreement").

        Notwithstanding the foregoing, if, at any time prior to the receipt of stockholder approval of the merger proposal, the KLX Board receives an acquisition proposal that did not result directly or indirectly from a breach of the non-solicitation provisions in the merger agreement (other than breaches thereof that are inadvertent, de minimis and not intended to result in an acquisition proposal), that is not withdrawn, and that the KLX Board determines in good faith (after consultation with outside financial advisors and legal counsel) constitutes a superior proposal, the KLX Board may cause KLX to terminate the merger agreement and simultaneously enter into a definitive alternative acquisition agreement in respect of such superior proposal if:

  •
  the KLX Board has determined in good faith (after consultation with outside financial advisors and legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable law;

  •
  KLX has previously notified Boeing in writing that it intends to terminate the merger agreement and provided Boeing an unredacted copy of the proposed definitive alternative acquisition agreement between KLX and the person making such superior proposal;

  •
  for a period of four business days following such written notice, KLX shall have discussed and negotiated in good faith and made KLX's representatives available to discuss and negotiate in good faith (in each case to the extent Boeing desires to negotiate) with Boeing's representatives any proposed modifications to the terms and conditions of the merger agreement or the transactions contemplated by the merger agreement so that the failure to take such action would no longer be inconsistent with the KLX Board's fiduciary duties under applicable law (it being understood and agreed with Boeing that any amendment to any material term or condition of any superior proposal shall require a new notice and a new negotiation period that shall expire on the later to occur of (1) three business days following delivery of such new notice from KLX to Boeing and (2) the expiration of the original four business day period); and

  •
  no earlier than the end of such negotiation period, the KLX Board shall have determined in good faith, after considering the terms of any proposed amendment or modification to the merger agreement, that the acquisition proposal that is the subject of the notice described above still constitutes a superior proposal.

        In addition, prior to obtaining stockholder approval, the KLX Board may withdraw, qualify, withhold or modify, fail to make, or publicly propose to withdraw, qualify, withhold or modify its recommendation of the merger proposal, in response to any material change, event, effect, occurrence, consequence or development relating to KLX that (i) is unknown and not reasonably foreseeable as of the date of entry into the merger agreement, (ii) does not relate to any acquisition proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an acquisition proposal and (iii) becomes known to the KLX Board prior to KLX stockholder approval of the merger proposal (excluding any change, event, effect, occurrence, consequence or development relating to (A) Boeing or Merger Sub or any KLX competitor or (B) the market price or trading volume of the KLX stock, the ratings or the ratings outlook for KLX or any of its subsidiaries) (an "intervening event"), if

  •
  the KLX Board determines in good faith (after consultation with outside financial advisors and legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable law,

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  KLX has notified Boeing in writing that it intends to effect such an adverse recommendation change and the facts underlying the KLX Board's determination that an intervening event has occurred and the facts underlying the reason for the adverse recommendation change,

  •
  for a period of four business days following the delivery of such written notice, KLX shall have discussed and negotiated in good faith and made KLX's representatives available to discuss and negotiate in good faith (in each case to the extent Boeing desires to negotiate) with Boeing's representatives any proposed modifications to the terms and conditions of the merger agreement or the transactions contemplated by the merger agreement so that the failure to take such action would no longer be inconsistent with the KLX Board's fiduciary duties under applicable law (it being understood and agreed with Boeing that any material change to the facts and circumstances relating to an intervening event shall require a new notice and a new negotiation period that shall expire on the later to occur of (1) three business days following delivery of such new notice from KLX to Boeing and (2) the expiration of the original four business days period described above) and

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  no earlier than the end of such negotiation period, the KLX Board shall have determined in good faith (after consultation with outside financial advisors and legal counsel), after considering the terms of any proposed amendment or modification to the merger agreement, that the failure to take such action would still be inconsistent with its fiduciary duties under applicable law.

Conditions to the Closing of the Merger (see page 111)

        The merger agreement provides that the respective obligations of each party to consummate the merger are subject to the satisfaction or (to the extent permitted by applicable law) written waiver by KLX, Boeing and Merger Sub at or prior to the closing of the following conditions:

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  the holders of a majority of the outstanding shares of KLX common stock entitled to vote thereon shall have adopted the merger agreement and approved of the merger at a stockholders meeting duly called and held for such purposes;

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  the registration statement on Form 10 related to the spin-off (the "Form 10") shall have been declared effective by the SEC and shall not be the subject of any stop order or proceedings seeking a stop order, all necessary permits and authorizations under the Securities Act and the Exchange Act relating to the issuance and trading of shares of KLX Energy Services common stock shall have been obtained and be in effect, the shares of KLX Energy Services common stock shall have been approved for listing on Nasdaq and the period of time specified by applicable law for the mailing of an information statement in connection with the spin-off shall have expired (assuming the information statement in connection with the spin-off is mailed immediately after the Form 10 is declared effective by the SEC, whether or not the information statement in connection with the spin-off has in fact been mailed);

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  any waiting period (and any extension thereof) under the HSR Act relating to the consummation of the merger shall have expired and no temporary restraining order or preliminary or permanent injunction preventing the consummation of the merger will have been issued by any U.S. federal court, and any authorization or consent from a governmental authority required to be obtained with respect to the merger under any antitrust law of Turkey, the European Union, Israel, Colombia or South Korea shall have been obtained; and

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  no governmental authority having jurisdiction over KLX shall have issued or entered any order after the date of the merger agreement, and no applicable law shall have been enacted or promulgated after the date of the merger agreement, in each case, that is then in effect and has the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the merger or the other transactions contemplated by the merger agreement and the spin-off agreements (or the agreements governing the sale of the ESG Business).

        The obligations of Boeing and Merger Sub to effect the merger are subject to the satisfaction or (to the extent permitted by applicable law) written waiver by Boeing at or prior to the closing of the merger of the following additional conditions:

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  each of our representations and warranties in the merger agreement shall be true and correct, generally subject to certain materiality or material adverse effect qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

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  KLX shall have performed or complied in all material respects with its obligations required under the merger agreement to be performed or complied with on or prior to the closing of the merger;

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  since the date of the merger agreement, there shall not have occurred any material adverse effect on KLX;

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  Boeing shall have received at the closing of the merger a certificate signed by an executive officer of KLX certifying as to the matters set forth in the three bullets above;

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  KLX shall have filed all forms, reports and documents that contain financial statements and that are required to be filed with the SEC prior to the effective time; and

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  the spin-off shall have been (i) duly and validly authorized by all necessary corporate action by KLX and KLX Energy Services, (ii) approved by the KLX Board and (iii) consummated, or shall be consummated, contemporaneously with the effective time of the merger.

        The obligation of KLX to effect the merger is subject to the satisfaction or (to the extent permitted by applicable law) written waiver by KLX at or prior to the closing of the merger of the following additional conditions:

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  each of the representations and warranties of Boeing and Merger Sub in the merger agreement shall be true and correct, generally subject to certain materiality or material adverse effect qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

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  Boeing and Merger Sub shall have performed or complied in all material respects with each of their respective obligations required under the merger agreement to be performed or complied with on or prior to the closing of the merger; and

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  KLX shall have received at the closing of the merger a certificate signed by an executive officer of Boeing certifying as to the matters set forth in the two bullet points immediately above.

Termination of the Merger Agreement (see page 112)

        Notwithstanding anything contained in the merger agreement to the contrary, the merger agreement may be terminated at any time prior to the effective time by mutual written consent of each of Boeing and KLX. In addition, the merger agreement may be terminated at any time prior to the effective time by either Boeing or KLX if:

  •
  the merger shall not have been consummated on or before 5:00 p.m. (New York time) on April 30, 2019 (the "initial termination date"); provided that the right to terminate the merger agreement pursuant to this provision is not available to any party if the inaccuracy of such party's representations or warranties or the failure of such party to perform or comply with any of its obligations under the merger agreement has been the proximate cause of the failure of the closing to have occurred on or before the termination date, provided, further, that if as of such termination date (A) the condition related to antitrust approval is the only condition that remains unsatisfied or which has not been waived by the party then entitled to give such waiver (other than the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business) and those conditions that by their terms are to be satisfied at the closing, but that are capable of being satisfied as of the initial termination date (assuming the closing were to occur on such termination date)), or (B) with respect to the antitrust approvals required to be received in the U.S., Turkey, the European Union, Israel, Colombia and South Korea, the applicable waiting periods have not expired, the applicable authorizations or consents have not been obtained or there shall have been issued by any U.S. federal court a temporary restraining order or preliminary or permanent injunction preventing the consummation of the merger, then the termination date may be extended by either Boeing or KLX until 5:00 p.m. (New York time) on July 30, 2019 (the "final termination date" and each of the initial termination date and final termination date, a "termination date");

  •
  any U.S. governmental authority shall have issued or entered any order or any applicable law shall have been enacted or promulgated that has the effect of permanently restraining, enjoining or otherwise prohibiting the merger or the transactions contemplated by the merger agreement or the spin-off agreements (or the agreements governing the sale of the ESG Business), and in the case of such an order, such order shall have become final and non-appealable; provided that the right to terminate the merger agreement pursuant to this provision shall not be available to a party if the issuance of such order was proximately caused by the failure of such party, and in the case of Boeing, including the failure of Merger Sub, to perform or comply with any of its obligations under the merger agreement; or

  •
  approval of the merger proposal by the KLX stockholders shall not have been obtained upon a vote taken thereon at a KLX stockholder meeting duly convened therefor or at any adjournment or postponement thereof.

        KLX may also terminate the merger agreement if:

  •
  the inaccuracy of any of Boeing's or Merger Sub's respective representations or warranties or the breach or failure to perform any of Boeing's or Merger Sub's covenants or other obligations set forth in the merger agreement (A) would result in the failure of a condition to KLX's obligation to consummate the merger and (B) is not capable of being cured by Boeing or Merger Sub, as applicable, by the termination date or, if capable of being cured, shall not have been cured by Boeing or Merger Sub on or before the earlier of (x) the termination date and (y) the date that is 30 calendar days following KLX's delivery of written notice to Boeing of such inaccuracy, breach or failure to perform; provided that KLX shall not have the right to terminate the merger agreement pursuant to this provision if KLX is then in material breach of any of its representations, warranties, covenants or other obligations set forth in the merger agreement; or

  •
  at any time prior to receipt of KLX stockholder approval of the merger proposal and upon the substantially concurrent payment of a $105 million termination fee, KLX shall have made an adverse recommendation change and entered into a definitive agreement with respect to a superior proposal in compliance with the applicable provisions of the merger agreement; provided that KLX shall not have the right to terminate the merger agreement pursuant to this provision unless KLX has complied in all material respects with the provisions in the merger agreement related to non-solicitation, acquisition proposals and adverse recommendation changes.

        Boeing may also terminate the merger agreement if:

  •
  the inaccuracy of any of KLX's representations or warranties, or the breach or failure to perform any of KLX's covenants or other obligations set forth in the merger agreement (A) would result in the failure of a condition to each of Boeing's and Merger Sub's obligation to consummate the merger and (B) is not capable of being cured by KLX by the termination date or, if capable of being cured, shall not have been cured by KLX on or before the earlier of (x) the termination date and (y) the date that is 30 calendar days following Boeing's delivery of written notice to KLX of such inaccuracy, breach or failure to perform; provided that Boeing shall not have the right to terminate the merger agreement pursuant to this provision if Boeing or Merger Sub is then in material breach of any of its representations, warranties, covenants or other obligations set forth in the merger agreement;

  •
  at any time prior to the receipt of KLX stockholder approval of the merger proposal, the KLX Board shall have made an adverse recommendation change or KLX shall have failed to include in the proxy statement a recommendation in favor of the merger proposal;

  •
  KLX shall have breached in any material respect any of its obligations in the merger agreement related to non-solicitation, acquisition proposals and adverse recommendation changes; or

  •
  at any time after 5:00 p.m. (New York time) on January 11, 2019, if the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business) are the only conditions that remain unsatisfied or that have not been waived by the party then entitled to give such waiver (other than those conditions that by their terms are to be satisfied at the closing of the merger, but that are capable of being satisfied as of such time (assuming the closing of the merger were to occur as of such time)); provided that the right to terminate the merger agreement pursuant to this provision is not available to Boeing if the inaccuracy of Boeing's representations or warranties or the failure of Boeing to perform or comply with any of its obligations under the merger agreement has been the proximate cause of the failure of the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business), as applicable.

Termination Fees (see page 114)

        We will be required to pay Boeing a termination fee equal to $70 million in cash in the following circumstances:

  •
  the merger agreement is terminated by Boeing or KLX because KLX stockholder approval of the merger proposal is not obtained upon a vote taken thereon at the KLX stockholder meeting duly convened and within nine months after such termination, KLX enters into a definitive agreement with a person that made an acquisition proposal (provided that the reference to 20% in the definition of acquisition proposal is deemed to be 50% and in no case will a definitive agreement involving solely the sale of the ESG Business constitute an acquisition proposal); or

  •
  the merger agreement is terminated by Boeing due to the inaccuracy of any of KLX's representations and warranties, or the breach of any of KLX's covenants or obligations in the merger agreement, which breach would result in the failure to satisfy a closing condition and is not capable of being cured by KLX by the termination date or is not so cured and within nine months after such termination, KLX enters into a definitive agreement with a person that made an acquisition proposal (provided that the reference to 20% in the definition of acquisition proposal is deemed to be 50% and in no case will a definitive agreement involving solely the sale of the ESG Business alone constitute an acquisition proposal).

        We will be required to pay Boeing a termination fee equal to $105 million in cash in the following circumstances:

  •
  the merger agreement is terminated by KLX where, at any time prior to receipt of KLX stockholder approval of the merger proposal, KLX shall have made an adverse recommendation change, entered into a definitive agreement with respect to a superior proposal in compliance with the applicable provisions of the merger agreement and complied in all material respects with the provisions in the merger agreement related to non-solicitation, acquisition proposals and adverse recommendation changes,

  •
  the merger agreement is terminated by Boeing where, at any time prior to the receipt of KLX stockholder approval of the merger proposal, the KLX Board shall have made an adverse recommendation change or KLX shall have failed to include in the proxy statement a recommendation in favor of the merger proposal, or

  •
  the merger agreement is terminated by Boeing where KLX shall have breached in any material respect any of its obligations in the merger agreement related to non-solicitation, acquisition proposals and adverse recommendation changes.

        We will be required to pay Boeing a termination fee equal to $175 million in cash if the merger agreement is terminated by Boeing at any time after 5:00 p.m. (New York time) on January 11, 2019, because the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business) are the only conditions that remain unsatisfied or that have not been waived by the party then entitled to give such waiver (other than those conditions that by their terms are to be satisfied at the closing of the merger, but that are capable of being satisfied as of such time (assuming the closing of the merger were to occur as of such time)) (provided that Boeing cannot terminate the merger agreement on this basis if the inaccuracy of Boeing's representations or warranties or the failure of Boeing to perform or comply with any of its obligations under the merger agreement has been the proximate cause of the failure of the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business)).

        Boeing will be required to pay KLX a termination fee equal to $175 million in cash in the following circumstances:

  •
  the merger agreement is terminated by Boeing or KLX where the merger has not been consummated on or before April 30, 2019 (as may be extended to July 30, 2019 under the merger agreement) and at the time of such termination either (i) a governmental authority having jurisdiction over KLX shall have issued or entered any order, or enacted or promulgated a law, in each case, pursuant to applicable antitrust law and that is then in effect and has the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the merger, the spin-off or the other transactions contemplated by the merger agreement and the distribution agreement or (ii) the condition with respect to the receipt of antitrust approvals required in the U.S., Turkey, the European Union, Israel, Colombia and South Korea shall not have been satisfied and the condition related to antitrust approvals is the only condition that remains unsatisfied or which has not been waived by the party then entitled to give such waiver, or

  •
  the merger agreement is terminated by Boeing or KLX where any U.S. governmental authority has issued or entered an order or any applicable law has been enacted or promulgated, in each case with respect to antitrust law, that has the effect of permanently restraining, enjoining or otherwise prohibiting the merger or the spin-off and such order shall have become final and non-appealable.

Directors' and Officers' Indemnification and Insurance (see page 109)

        Boeing and Merger Sub have agreed in the merger agreement that all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the effective time now existing in favor of the current or former directors or officers of KLX (the "D&O Indemnified Parties") as provided in KLX's certificate of incorporation and bylaws (in each case, as in effect on the date of the merger agreement) shall survive the merger and shall continue in full force and effect. For a period of six years from the effective time, the surviving corporation shall, and Boeing shall cause the surviving corporation to, maintain in effect exculpation, indemnification and advancement of expenses provisions equivalent to the provisions of KLX's certificate of incorporation and bylaws as in effect immediately prior to the effective time with respect to acts or omissions occurring prior to the effective time and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any D&O Indemnified Parties; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim.

        Prior to the effective time, KLX will (or, if KLX is unable to, after the effective time, Boeing will cause the surviving corporation to) purchase a six-year prepaid "tail" policy, with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under KLX's existing policies of directors' and officers' liability insurance and fiduciary liability insurance, with respect to matters arising on or before the effective time (including in connection with the merger agreement and the transactions or actions contemplated by the merger agreement), and Boeing will cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the surviving corporation, and no other party shall have any further obligation to purchase or pay for insurance under the merger agreement; provided, however, (i) that KLX will not pay, and the surviving corporation will not be required to pay, in excess of 300% of the last annual premium paid by KLX prior to the date of the merger agreement in respect of such "tail" policy and (ii) the material terms of such prepaid policies (including coverage and amount) will be no more favorable in the aggregate to such D&O Indemnified Parties than the insurance coverage otherwise required in the prior paragraph above.

        If KLX or the surviving corporation for any reason fails to obtain such "tail" insurance policies prior to, as of or after the effective time, Boeing shall, for a period of six years from the effective time, cause the surviving corporation to maintain in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by KLX with respect to matters arising on or before the effective time; provided further, however, that after the effective time, neither the surviving corporation nor Boeing shall be required to pay annual premiums in excess of 300% of the last annual premium paid by KLX prior to the date of the merger agreement in respect of the coverage required to be obtained pursuant to the merger agreement, but in such case shall purchase as much coverage as reasonably practicable for such amount.

Delisting and Deregistration of KLX Common Stock (see page 85)

        As promptly as practicable following the completion of the merger, KLX common stock will be delisted from Nasdaq and deregistered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Market Prices of KLX Common Stock (see page [124])

        On April 30, 2018, the last trading day prior to the public announcement of the proposed merger, the closing price per share of KLX common stock on Nasdaq was $78.23. The closing price per share of KLX common stock on the Nasdaq on May 25, 2018, the most recent practicable date prior to the filing of this proxy statement, was $72.30 per share. You are encouraged to obtain current market prices of KLX common stock in connection with voting your shares of KLX common stock. The merger consideration, consisting of $63.00 in cash per share, without interest, is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off will receive in the spin-off.

Spin-Off Transaction Agreements

        In connection with the spin-off, KLX and KLX Energy Services will enter into the distribution agreement, the employee matters agreement, the transition services agreement and the IP matters agreement (together, the "spin-off transaction agreements"). The summary of the material provisions of the distribution agreement, the employee matters agreement, the transition services agreement and the IP matters agreement, forms of each of which are attached to this proxy statement as Annex D, Annex E, Annex F and Annex G, respectively, and each of which is hereby incorporated by reference into this proxy statement, does not purport to be complete and may not contain all of the information about these agreements that is important to you. We encourage you to read carefully each of these agreements in its entirety.

Distribution Agreement

        KLX will enter into a distribution agreement with KLX Energy Services before KLX Energy Services' common stock is distributed to KLX stockholders. That agreement will set forth the principal actions to be taken in connection with the spin-off of the ESG Business from KLX. It will also set forth other agreements that govern certain aspects of KLX's relationship with KLX Energy Services following the spin-off.

The Distribution

        The distribution agreement will govern the rights and obligations of the parties regarding the proposed distribution. KLX will cause its agent to distribute all of the shares of KLX Energy Services on a pro rata basis to KLX stockholders who hold shares of KLX common stock as of the record date for the spin-off.

Conditions

        The distribution agreement will provide that the distribution is subject to several conditions that must be satisfied. The distribution agreement will provide that KLX will, in its sole discretion, determine the record date, the distribution date and the terms of the distribution and may, at any time prior to the completion of the distribution, decide to abandon or modify the distribution, subject to compliance with the terms of the merger agreement.

Termination

        Unless the merger agreement has been terminated, Boeing's consent is required to terminate the distribution agreement.

Release of Claims

        KLX and KLX Energy Services will each release the other and its wholly owned subsidiaries and affiliates, and their respective stockholders (other than the public stockholders of KLX), directors, officers, agents and employees (in their respective capacities as such) from any claims against any of them that arise out of or relate to events or actions occurring or failing to occur or any conditions existing at or prior to the distribution. These releases will be subject to certain exceptions set forth in the distribution agreement.

Indemnification

        KLX, on the one hand, and KLX Energy Services, on the other hand, will agree to indemnify each other against certain liabilities, among others, in connection with their respective businesses.

        KLX Energy Services will indemnify KLX to the extent that KLX determines that it is required to account for any gain on the distribution for U.S. federal or corresponding state and local income tax purposes, as calculated in the manner described in the distribution agreement. KLX Energy Services will pay any such indemnity to KLX, at KLX Energy Services' option, in cash, by issuing shares of its common stock to KLX or a combination of cash and shares of its common stock. In the event that, prior to January 11, 2019, KLX Energy Services has not received any required consent or waiver from its lenders or bond holders to effect the spin-off due only to Boeing's failure to provide its consent to the related consent fee, KLX Energy Services' total indemnification obligation pursuant to this provision will not exceed $50 million.

Negative Free Cash Flow Reimbursement

        The distribution agreement will provide that KLX Energy Services will reimburse KLX for the amount of negative free cash flow of KLX Energy Services (defined as "FCF Net Amount" in the distribution agreement), if any, in the period from the date of execution of the merger agreement through the date of effectiveness of the spin-off.

KLX Energy Services Cash

        Subject to any payments pursuant to the immediately preceding paragraph, KLX Energy Services will be entitled to all cash generated by the operation of the ESG Business from May 1, 2018 through the distribution date.

Transaction Expenses

        Subject to the consummation of the merger, KLX Energy Services will reimburse KLX for certain expenses in excess of $10 million incurred in connection with the spin-off. All other transaction costs and expenses will be borne by KLX.

Non-Compete

        The distribution agreement will provide for a worldwide five-year non-compete obligation of KLX Energy Services pursuant to which KLX Energy Services may not, subject to certain carve-outs, provide services or otherwise participate in the ownership, management, operation or control of a business that engages in the sale of aerospace fasteners and other consumables directly to suppliers to commercial, business jet, military and defense airframe manufacturers, airlines, aircraft leasing companies, MRO providers, domestic military depots or general aviation companies.

 Employee Matters Agreement

        Upon or prior to the consummation of the spin-off, KLX will enter into an employee matters agreement with KLX Energy Services that will set forth KLX's agreement with KLX Energy Services on the allocation of employees to KLX Energy Services and obligations and responsibilities regarding compensation, benefits and labor matters.

Assignment of Employees

        KLX will allocate all employees of KLX and its affiliates whose duties relate to the KLX Energy Services business, on or prior to the distribution date, to KLX Energy Services. Notwithstanding the foregoing, certain employees of KLX and its affiliates whose employment duties relate to the KLX Energy Services business will remain employed by KLX after the distribution date and will provide certain shared services to KLX and KLX Energy Services. Such employees will transfer to KLX Energy Services on or prior to completion of the merger. Except with respect to certain employees, the transfer of employment will not be deemed a severance of employment for purposes of any plan or arrangement of KLX, KLX Energy Services, or their respective subsidiaries and affiliates.

Equity Awards

        The employee matters agreement will provide that the outstanding KLX equity awards held by employees moving to KLX Energy Services in connection with the spin-off will be permitted to remain outstanding under the LTIP and continue vesting and be satisfied at the relevant time following the distribution date in accordance with the LTIP's rules and relevant award agreements, with continued service at KLX Energy Services considered to be continued service at KLX for the purposes of vesting of such awards. Outstanding KLX Restricted Stock Awards and KLX PSU Awards and KLX RSU Awards held by employees moving to KLX Energy Services that remain in the LTIP as well as similar awards held by employees remaining with KLX after the spin-off will be equitably adjusted to preserve the aggregate fair market value (and thus the aggregate intrinsic value) of the award immediately before the distribution by multiplying the number of shares of KLX common stock subject to each such KLX Restricted Stock Award or KLX PSU Awards and KLX RSU Awards immediately prior to the distribution by a fraction, the numerator of which is the closing price per share of KLX common stock trading regular way on the Nasdaq Global Select Market on the distribution date, and the denominator of which is the opening price per share of KLX common stock on the first trading day following the distribution date on the Nasdaq Global Select Market. Such outstanding equity awards otherwise will not participate in the spin-off.

Welfare Benefit Plans

        The employee matters agreement also addresses the treatment, with regard to welfare benefits, of employees remaining with KLX and employees transferring to KLX Energy Services in connection with the spin-off. In connection with the spin-off, KLX Energy Services will establish its own welfare benefit programs that are comparable to the welfare benefit programs maintained by KLX prior to the spin-off. Employees transferring to KLX Energy Services who participate in the KLX health and welfare plans will cease participation in such plans and will commence participation in the KLX Energy Services health and welfare plans. KLX will generally be responsible for all liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by KLX Energy Services participants under the KLX health and welfare plans prior to such transfer, and KLX Energy Services shall be so responsible for liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by KLX Energy Services participants under the KLX Energy Services health and welfare plans after such transfer.

Non-Qualified Deferred Compensation Plans

        The employee matters agreement will provide that, in connection with the spin-off, KLX Energy Services will establish deferred compensation plans for eligible KLX Energy Services employees and directors similar to those maintained by KLX. Prior to and following the distribution of KLX Energy Services, KLX will retain all liability and responsibility in accordance with and pursuant to the KLX Inc. 2014 Deferred Compensation Plan, as amended.

Defined Contribution Plan

        The employee matters agreement will provide that, prior to the distribution date, KLX Energy Services will establish a tax qualified defined contribution plan that is comparable to the KLX tax qualified defined contribution plan and KLX and KLX Energy Services will cause the accounts and liabilities under the KLX plan of each KLX employee that is moving to KLX Energy Services to be transferred to the KLX Energy Services plan.

Annual Incentive Plans

        The employee matters agreement will provide that KLX Energy Services will assume all obligations to pay eligible KLX employees that are moving to KLX Energy Services their annual cash bonuses for the fiscal year ending January 31, 2019, in accordance with the terms and conditions of the KLX annual incentive plan. KLX Energy Services is expected to implement its own annual incentive plans for the fiscal year ending January 31, 2020 and beyond.

Transition Services Agreement

        Upon or prior to the consummation of the spin-off, KLX will enter into a transition services agreement with KLX Energy Services, under which KLX, certain of its subsidiaries or certain third party service providers contracted by KLX will provide KLX Energy Services with certain services for a limited time following the spin-off to help ensure an orderly transition following the distribution.

        The services to be provided by KLX include treasury (including payroll), internal audit, tax, accounting, human resources/benefits, legal, IT services and other administrative services.

        The transition services agreement provides for a term of not more than six months from the date of the closing of the merger.

        In connection with any breach of the transition services agreement or otherwise with respect to the transition services, KLX's and its subsidiaries' maximum liability under the transition services agreement (and the sole remedy from KLX to KLX Energy Services with respect thereto) is a refund of the total fees paid for the applicable transition services. KLX Energy Services is generally required to indemnify KLX for any losses arising out of or in connection with the transition services, including KLX Energy Services' breach of the transition services agreement or exercise of its rights under such agreement.

        KLX Energy Services will have the right to terminate each service prior to the end of the term of the transition services agreement, and each party is entitled to terminate if the other party materially breaches any of its obligations under the agreement after notice and an opportunity to cure.

IP Matters Agreement

        Upon or prior to the consummation of the spin-off, KLX will enter into an IP matters agreement with KLX Energy Services, which will govern (1) the transfer of certain KLX trademarks from KLX to KLX Energy Services, which is to occur upon the consummation of the merger, and (2) the rights and obligations of each of KLX and KLX Energy Services with respect to the assigned KLX trademarks prior to and after the consummation of the merger.

Co-existence

        Following the spin-off but prior to the closing of the merger, KLX will grant KLX Energy Services an interim limited license to use such KLX trademarks in the form of "KLX Energy Services" in connection with the ESG Business. If the merger agreement is terminated after the distribution has been consummated, KLX and KLX Energy Services agree to enter into a long-term brand co-existence agreement with respect to the KLX trademarks.

Assignment

        Upon the closing of the merger, (1) KLX will assign such KLX trademarks and related rights to KLX Energy Services, and (2) KLX Energy Services agrees that it will not use such KLX trademarks within the fields of use in which the ASG Business operates.

Rebranding

        Following the closing of the merger, as soon as reasonably practicable, KLX shall (1) no later than 180 days after the closing of the merger, remove "KLX" from the names of any ASG Business entities containing "KLX", (2) no later than 180 days after the closing of the merger, cease using "KLX" on any real physical properties, equipment, and websites, and (3) no later than 365 days thereafter, remove "KLX" from all ASG Business products and marketing materials. For the 365 day period following the closing of the merger, KLX Energy Services will grant KLX a non-exclusive, irrevocable, royalty-free, non-transferable, non-sublicensable license to such the KLX trademarks to enable the ASG Business to rebrand and transition off usage of such KLX trademarks.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following are brief answers to certain questions that you may have regarding the merger, the special meeting and the proposals being considered at the special meeting. We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the merger and the special meeting. Additional important information is also contained in the annexes attached to this proxy statement and the documents referred to or incorporated by reference into this proxy statement.

Q.
Why am I receiving these proxy materials?

A.
On April 30, 2018, KLX entered into the merger agreement providing for the merger of Merger Sub with and into KLX, pursuant to which KLX will survive the merger as a wholly owned subsidiary of Boeing. You are receiving this proxy statement in connection with the solicitation by the KLX Board of proxies from KLX stockholders to vote in favor of the merger proposal and the other matters to be voted on at the special meeting.

Q.
What is the proposed transaction?

A.
If the merger proposal is approved by KLX stockholders and the other conditions to the consummation of the merger contained in the merger agreement are satisfied or waived, Merger Sub will merge with and into KLX. KLX will be the surviving corporation in the merger and will be privately held as a wholly owned subsidiary of Boeing. As a result of the merger, KLX common stock will no longer be publicly traded, KLX common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of KLX common stock.

  Boeing will acquire all of the issued and outstanding shares of KLX common stock, which at the effective time of the merger will consist only of KLX's Aerospace Solutions Group business. As a condition to the merger, prior to or simultaneously with the consummation of the merger, KLX will transfer its ESG Business to KLX Energy Services and effect a pro rata distribution of common stock representing 100% of the equity interests of KLX Energy Services to KLX stockholders as of the record date of such distribution. After the spin-off is completed, KLX Energy Services will be a separate, publicly held company that will own and operate KLX's ESG Business. The spin-off will be carried out in accordance with the terms of the distribution agreement, the employee matters agreement, the transition services agreement and the IP matters agreement.

Q.
What will I receive in the merger if it is completed?

A.
Under the terms of the merger agreement, if the merger is completed, you will be entitled to receive for each share of KLX common stock that you own immediately prior to the effective time, the merger consideration consisting of $63.00 in cash per share, without interest. You will not be entitled to receive shares in Boeing in connection with the merger. Following the merger, your shares of KLX common stock will be canceled and you will not own shares in the surviving corporation.

  The merger consideration is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off (the "spin-off record date") will receive in the spin-off. Immediately after the spin-off, KLX stockholders as of the spin-off record date will own 100% of the issued and outstanding shares of common stock of KLX Energy Services. The merger consideration is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off will receive in the spin-off. KLX stockholder approval is not required to complete the spin-off and, accordingly, KLX stockholders are not being asked to vote on the spin-off. Additional information regarding the spin-off will be contained in the Form 10 to be filed by KLX Energy Services with the SEC with respect to the spin-off.

Q.
Will the shares of KLX Energy Services common stock be traded on an exchange?

A.
Immediately following the spin-off, KLX Energy Services will be a new publicly traded company 100% owned by KLX stockholders as of the spin-off record date. KLX will cause the KLX Energy Services common stock to be distributed in the spin-off to be approved for listing on Nasdaq prior to the consummation of the spin-off. The KLX Energy Services common stock will be traded on Nasdaq under the ticker symbol "KLXE."

Q.
Where and when is the special meeting, and who may attend?

A.
The special meeting will be held on [    •    ], 2018 at [    •    ] a.m., Eastern Time, at [    •    ]. The meeting room will open at [    •    ] a.m., Eastern Time, and registration will begin at that time. Stockholders who are entitled to vote may attend the meeting. Beneficial owners of shares held in "street name" who have not obtained a proxy from the holder of record but who wish to attend the meeting should bring a copy of an account statement reflecting their ownership of KLX common stock as of the record date. All stockholders and proxyholders should bring photo identification. Even if you plan to attend the special meeting in person, we encourage you to complete, sign, date and return the enclosed proxy card or vote electronically over the Internet or via telephone to ensure that your shares will be represented at the special meeting.

Q.
Does KLX intend to hold its 2018 annual meeting of stockholders?

A.
KLX has not determined whether it will hold its 2018 annual meeting of stockholders (the "2018 annual meeting") due to the merger proposal. If the merger is completed on the expected timetable, KLX does not intend to hold a 2018 annual meeting, since KLX would not have any public stockholders. However, if the merger is not completed on a timely basis, or if KLX is otherwise required to do so under applicable law, KLX would hold a 2018 annual meeting.

Q.
Who can vote at the special meeting?

A.
All KLX stockholders of record as of the close of business on [    •    ], 2018, the record date for the special meeting, are entitled to receive notice of, attend and vote at the special meeting, or any adjournment or postponement thereof. Each share of KLX common stock is entitled to one vote on all matters that come before the meeting. At the close of business on the record date, there were [    •    ] shares of KLX common stock issued and outstanding.

Q.
What matters will be voted on at the special meeting?

A.
At the special meeting, you will be asked to consider and vote on the following proposals:

•
to adopt the merger agreement (the "merger proposal");

•
to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by KLX to its named executive officers that is based on or otherwise relates to the merger (the "named executive officer merger-related compensation proposal"); and

•
to approve the adjournment of the special meeting, from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the merger proposal (the "adjournment proposal").

    KLX will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournments or postponements thereof.

Q.
How does the KLX Board recommend that I vote on the proposals?

A.
KLX's Board unanimously recommends that you vote:

•
"FOR" the merger proposal;

•
"FOR" the named executive officer merger-related compensation proposal on a non-binding, advisory basis; and

•
"FOR" the adjournment proposal.

Q.
What vote is required to approve the merger proposal?

A.
The merger proposal will be approved if stockholders holding a majority of the shares of KLX common stock outstanding at the close of business on the record date and entitled to vote thereon vote "FOR" the proposal.

  The failure of any stockholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the special meeting will have the same effect as a vote "AGAINST" the proposal to approve the merger agreement. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote "AGAINST" the merger proposal. Abstentions will have the same effect as a vote "AGAINST" the merger proposal.

  As of [    •    ], 2018, the record date for determining who is entitled to vote at the special meeting, there were approximately [    •    ] shares of KLX common stock issued and outstanding. Each holder of KLX common stock is entitled to one vote per share of stock owned by such holder as of the record date.

Q.
What vote is required to approve the other proposals?

A.
Under KLX's bylaws, approval of the named executive officer merger-related compensation proposal and the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of KLX common stock present in person or represented by proxy at the special meeting, provided that a quorum is present. If no quorum is present at the special meeting, the affirmative vote of the holders of a majority of the shares of KLX common stock present or represented by proxy at the special meeting is required to approve the adjournment proposal.

  The failure of any stockholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the special meeting will not have any effect on the named executive officer merger-related compensation proposal or the adjournment proposal. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on the named executive officer merger-related compensation proposal or the adjournment proposal. Abstentions will have the same effect as a vote "AGAINST" either proposal.

Q.
How are KLX's directors and executives intending to vote?

A.
As of May 25, 2018, the directors and executive officers of KLX collectively owned and were entitled to vote 801,613 shares of KLX common stock, representing approximately 1.58% of the shares of KLX common stock outstanding on that date. KLX currently expects that these directors and executive officers will vote such shares of KLX common stock in favor of the foregoing proposals, although none of them has entered into any agreement obligating them to do so.

Q.
Do you expect the merger to be taxable to KLX stockholders?

A.
For U.S. federal income tax purposes, the merger will be treated as a taxable sale. You should read the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 127 and consult your tax advisors regarding the U.S. tax consequences of the merger to you in your particular circumstances.

Q.
Do you expect the spin-off to be taxable to KLX stockholders?

A.
Assuming that the merger occurs as planned, the distribution of KLX Energy Services common stock in the spin-off will not qualify for tax-free treatment. Thus, holders will be treated as having received a distribution in an amount equal to the fair market value of the KLX Energy shares distributed, which we will generally treat (including for the purposes of withholding in the case of non-U.S. holders) as a dividend to the extent of KLX's accumulated and current year earnings and profits. To the extent that the value of KLX Energy shares distributed exceeds KLX's accumulated and current year earnings and profits, the excess will first reduce holders' basis in their KLX shares and thereafter be treated as capital gain. The amount of those earnings and profits is not determinable at this time, because it will depend on KLX's income for the entire tax year in which the distribution occurs, with such taxable year ending on the earlier of the date of the Merger or on January 31. We currently expect, however, that most, and possibly all, of the distribution will be treated as a return of capital, and so not taxed as a dividend. The information statement to be filed as an exhibit to the Form 10 that will be filed by KLX Energy Services with the SEC with respect to the spin-off will describe the U.S. federal income tax consequences to holders receiving shares of KLX Energy in the spin-off and discuss other federal income tax considerations relevant to the spin-off in further detail.

Q.
What other effects will the merger have on KLX?

A.
If the merger is completed, KLX common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and KLX will no longer be required to file periodic reports with the SEC with respect to KLX common stock, in each case in accordance with applicable law, rules and regulations. Following the completion of the merger, KLX common stock will no longer be publicly traded, and you will no longer have any interest in KLX's future earnings or growth. Each share of KLX common stock you hold will represent only the right to receive the merger consideration in cash, without interest.

Q.
When is the merger expected to be completed?

A.
Assuming timely satisfaction of necessary closing conditions, including the adoption by our stockholders of the merger agreement, the parties to the merger agreement expect to complete the merger in the third quarter of 2018. However, KLX cannot assure completion by any particular date, if at all. Because the merger is subject to a number of conditions, including the receipt of KLX stockholder approval of the merger proposal, the receipt of certain regulatory approvals and the consummation of the spin-off, the exact timing of the merger cannot be determined at this time, and we cannot guarantee that the merger will be completed.

Q.
What happens if the merger is not completed?

A.
If the merger proposal is not approved by KLX stockholders, or if the merger is not completed for any other reason, KLX stockholders will not receive any payment for their shares of KLX common stock in connection with the merger. Instead, KLX will remain an independent public company, and shares of KLX common stock will continue to be listed and traded on Nasdaq.

  Further, if the merger is not completed as a result of the termination of the merger agreement under certain specified circumstances, KLX may be required to pay Boeing a termination fee. See "The Merger Agreement—Termination Fees and Expenses" beginning on page 114 for a discussion of the circumstances under which such fees may be payable. The spin-off may have occurred before the termination of the merger agreement or may still occur if the merger is not completed. However, we cannot guarantee that the spin-off will occur if the merger is not completed.

Q.
Do any of KLX's directors or officers have interests in the merger that may differ from or be in addition to my interests as a stockholder?

A.
Yes. In considering the recommendation of the KLX Board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. The KLX Board was aware of and considered these differing interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement and the merger, and in unanimously recommending that the merger agreement be adopted by KLX stockholders. See "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger" beginning on page 77.

Q.
Why am I being asked to consider and vote on the named executive officer merger-related compensation proposal?

A.
SEC rules require KLX to seek approval on a non-binding, advisory basis with respect to certain payments that will or may be made to KLX's named executive officers in connection with the merger. Approval of the named executive officer merger-related compensation proposal is not required to complete the merger.

Q.
Who is soliciting my vote?

A.
The KLX Board is soliciting your proxy, and KLX will bear the cost of soliciting proxies. Georgeson has been retained by KLX to assist with the solicitation of proxies. Georgeson will be paid approximately $9,000 and will be reimbursed for its reasonable and documented out-of-pocket expenses for these and related services in connection with the special meeting. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through banks, brokers or other nominees to beneficial owners of shares of KLX common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, or electronic mail or other electronic medium or, without additional compensation, by certain of KLX's directors, officers and employees.

Q.
What do I need to do now?

A.
We encourage you to carefully read and consider the information contained in and incorporated by reference into this proxy statement, including the attached annexes. Whether or not you expect to attend the special meeting in person, please submit a proxy to vote your shares as promptly as possible to ensure that your shares will be represented and voted at the special meeting. If you hold your shares in "street name," please refer to the voting instruction forms provided by your bank, broker or other nominee to vote your shares. Please do not send your stock certificates with your proxy card.

Q.
Should I send in my stock certificates now?

A.
No. After the merger is completed, under the terms of the merger agreement, you will receive shortly thereafter a letter of transmittal instructing you to send your stock certificates to the paying agent in order to receive the cash payment of the merger consideration for each share of our common stock represented by the stock certificates. You should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled upon completion of the merger. Please do not send in your stock certificates now.

Q.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.
If your shares are registered directly in your name with our transfer agent, you are considered, with respect to these shares, to be the "stockholder of record." In this case, this proxy statement and your proxy card have been sent directly to you by our transfer agent.

  If your shares are held through a bank, broker or other nominee, you are considered the "beneficial owner" of the shares of KLX common stock held in "street name." In this case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid legal proxy from your bank, broker or other nominee.

Q.
How do I vote if my shares are registered directly in my name?

A.
If your shares are registered directly in your name with our transfer agent, you are considered a "stockholder of record" (also referred to in this proxy statement as a "registered stockholder") and there are four methods by which you may vote your shares at the special meeting:

•
Internet: To submit a proxy to vote over the Internet, go to www.investorvote.com/KLXI and follow the steps outlined on the secured website. You will need the number included on your proxy card to obtain your records and to create an electronic voting instruction form. If you submit your vote via proxy over the Internet, you do not have to mail in a proxy card. If you choose to submit your vote via proxy over the Internet, you must do so prior to 11:59 p.m., Eastern Time, on [    •    ], 2018.

•
Telephone: To submit a proxy to vote by telephone, call toll-free 1-800-652-VOTE (8683) within the U.S., U.S. territories and Canada on a touch-tone telephone. Please have your proxy card available for reference because you will need the validation details that are located on your proxy card in order to submit your vote by proxy by telephone. If you submit your vote via proxy by telephone, you do not have to mail in a proxy card. If you choose to submit your vote via proxy by telephone, you must do so prior to 11:59 p.m., Eastern Time, on [    •    ], 2018.

•
Mail: To submit a proxy to vote by mail, complete, sign and date a proxy card and return it promptly to the address indicated on the proxy card in the postage paid envelope provided.

•
In Person: You may attend the special meeting and vote your shares in person, rather than by submitting a proxy to vote your shares over the Internet, by telephone or by mail. You will be given a ballot when you arrive.

  Whether or not you plan to attend the special meeting, we urge you to submit a proxy to vote to ensure your vote is counted. You may still attend the special meeting and vote in person if you have already submitted a proxy. Please choose only one method to cast your vote by proxy. We encourage you to vote by submitting a proxy over the Internet or by telephone, both of which are convenient, cost-effective and reliable alternatives to returning a proxy card by mail. If you vote by submitting your proxy by telephone or over the Internet or you return your signed proxy card to us before the special meeting, and you do not subsequently revoke your proxy, we will vote your shares as you direct in such proxy.

Q.
How do I vote if my shares are held in the name of my bank, broker or other nominee?

A.
If your shares are held by your bank, broker or other nominee, you are considered the beneficial owner of shares held in "street name," and you will receive a vote instruction form from your bank, broker or other nominee seeking instruction from you as to how your shares should be voted. If you are a beneficial owner of shares held by a bank, broker or other nominee and you wish to vote in person at the special meeting, you must bring to the special meeting a proxy from the bank, broker or other nominee that holds your shares authorizing you to vote in person at the special meeting.

Q.
If my broker holds my shares in "street name," will my broker vote my shares for me?

A.
No. Your bank, broker or other nominee will only be permitted to vote your shares on any proposal if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of KLX common stock. Without instructions, your shares will not be voted, which will have the same effect as if you voted against the merger proposal, but will have no effect on the named executive officer merger-related compensation proposal or the adjournment proposal.

Q.
Can I change or revoke my proxy after it has been submitted?

A.
Yes. You can change or revoke your proxy at any time before the final vote at the special meeting. If you are the stockholder of record of your shares, you may change or revoke your proxy by:

•
submitting another proxy over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on [    •    ], 2018;

•
timely delivering a written notice that you are revoking your proxy to our Secretary;

•
timely delivering a valid, later-dated proxy; or

•
attending the special meeting and voting in person. Simply attending the special meeting will not, by itself, revoke your proxy.

  If you are the beneficial owner of shares held in "street name," you will have to follow the instructions provided by your bank, broker or other nominee to change or revoke your voting instructions provided to such bank, broker or other nominee.

Q.
How many shares of KLX common stock must be present to constitute a quorum for the special meeting?

A.
The presence at the special meeting, in person or by proxy, of a majority of the shares of KLX common stock issued and outstanding on the record date and entitled to vote at the meeting will constitute a quorum. There must be a quorum for business to be conducted at the special meeting. If a quorum does not exist, the chairman of the meeting or the stockholders, by the affirmative vote of a majority of the shares of KLX common stock present or represented by proxy at the special meeting may adjourn the special meeting to another place, date or time. Failure of a quorum to be present at the special meeting will necessitate an adjournment of the special meeting and may subject KLX to additional expense. As of the close of business on the record date, there were [    •    ] shares of KLX common stock outstanding. Accordingly, [    •    ] shares of KLX common stock must be present or represented by proxy at the special meeting to constitute a quorum.

Q.
What is a proxy?

A.
A proxy is your legal designation of another person, referred to as a "proxy," to vote your shares of KLX common stock. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement." The document used to designate a proxy to vote your shares of KLX common stock is called a "proxy card." The KLX Board has designated Michael F. Senft and Roger Franks and each of them with full power of substitution as proxies for the special meeting.

Q.
If a stockholder gives a proxy, how are the shares voted?

A.
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

Q.
What if I abstain from voting on any proposal?

A.
For the merger proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions will not count as votes cast on the merger proposal but will still count for the purpose of determining whether a quorum is present. However, the vote to approve the merger proposal is based on the total number of shares of KLX common stock outstanding on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you abstain, it will have the same effect as if you vote "AGAINST" the merger proposal.

  For the named executive officer merger-related compensation proposal and the adjournment proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions will have the same effect as if you vote "AGAINST" the named executive officer merger-related compensation proposal and the adjournment proposal, but will still count for the purpose of determining whether a quorum is present. Under KLX's bylaws, the named executive officer merger-related compensation proposal and the adjournment proposal each requires the affirmative vote of the holders of a majority of shares of KLX common stock present in person or represented by proxy at the special meeting, provided that a quorum is present. As a result, assuming a quorum is present at the special meeting, abstentions will have the same effect as if you vote "AGAINST" the named executed officer merger-related compensation proposal or the adjournment proposal. The failure to vote on the named executive officer merger-related compensation proposal or the adjournment proposal, however, will have no effect on the outcome of such proposals.

Q.
Will my shares be voted if I do not sign and return my proxy card or vote by telephone or over the Internet or in person at the special meeting?

A.
If you are a stockholder of record and you do not vote by submitting your proxy by telephone, vote by submitting your proxy over the Internet, attend the special meeting or sign and return your proxy card, your shares will not be voted at the special meeting and will not be counted as present for purposes of determining whether a quorum exists. The failure to return your proxy card or otherwise vote your shares at the special meeting will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal. However, the vote to approve the merger proposal is based on the total number of shares of KLX common stock outstanding as of the close of business on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to return your proxy card or otherwise fail to vote your shares at the special meeting, it will have the same effect as a vote "AGAINST" the merger proposal.

Q.
What is a broker non-vote?

A.
Broker non-votes are shares held in "street name" by banks, brokers and other nominees, but with respect to which the bank, broker or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such bank, broker or nominee does not have discretionary voting power on such proposal. Under Nasdaq rules, banks, brokers and other nominees holding shares in "street name" do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. Accordingly, if a beneficial owner of shares of KLX common stock held in "street name" does not give voting instructions to the bank, broker or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting. Assuming a quorum is present at the special meeting, the failure to issue voting instructions to your bank, broker or other nominee will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal because the vote to approve such matters is based on the number of shares whose holders are present in person or represented by proxy at the special meeting. However, the vote to approve the merger proposal is based on the total number of shares of KLX common stock outstanding on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to issue voting instructions to your bank, broker or other nominee, it will have the same effect as a vote "AGAINST" the merger proposal.

Q.
Will my shares held in "street name" or another form of record ownership be combined for voting purposes with shares I hold of record?

A.
No. Because any shares you may hold in "street name" will be deemed to be held by a different stockholder than any shares you hold of record, any shares held in "street name" will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an individual retirement account must be voted under the rules governing the account.

Q.
What does it mean if I get more than one proxy card or voting instruction form?

A.
If your shares are registered differently or are held in more than one account, you will receive more than one proxy card or voting instruction form. Please complete and return all of the proxy cards or voting instruction forms you receive (or submit each of your proxies over the Internet or by telephone) to ensure that all of your shares are voted.

Q.
Am I entitled to exercise appraisal rights under the DGCL instead of receiving the per share merger consideration for my shares of KLX common stock?

A.
Yes. If you are a record holder of KLX common stock and do not vote in favor of the proposal to adopt the merger agreement, you are entitled to exercise appraisal rights under Section 262 of the DGCL in connection with the merger if you take certain actions and meet certain conditions. See "The Merger Proposal (Proposal 1)—Appraisal Rights" beginning on page 85. In addition, a copy of Section 262 of the DGCL is attached to this proxy statement as Annex C.

Q.
What happens if I sell my shares of KLX common stock before the completion of the merger?

A.
If you transfer your shares of KLX common stock, you will have transferred your right to receive the merger consideration in the merger or to demand appraisal rights in connection with the merger. In order to receive the merger consideration or to exercise appraisal rights in connection with the merger, you must hold your shares of KLX common stock through the effective time of the merger. Even if you sell or otherwise transfer your shares of KLX common stock after the record date for the special meeting, we encourage you to vote via the Internet or telephone or complete, date, sign and return the enclosed proxy.

Q.
What is householding and how does it affect me?

A.
The SEC's proxy rules and the DGCL permit companies and intermediaries, such as banks and brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement to those stockholders, unless contrary instructions have been received. This procedure reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. Certain brokerage firms may have instituted householding for beneficial owners of common stock held through brokerage firms. If your family has multiple accounts holding common stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your bank, broker or other nominee, or KLX at the address and telephone number below.

Q.
Why is the separation important and why is the consummation of the spin-off a condition to the closing of the merger?

A.
Under the terms of the merger agreement, Merger Sub will merge with and into KLX, with KLX surviving the merger as a wholly owned subsidiary of Boeing, following which Boeing will own all of the issued and outstanding shares of KLX common stock. In connection with this acquisition, KLX's Energy Services Group business will be separated from KLX and transferred to KLX Energy Services so that, at the effective time of the merger, KLX will only own the ASG Business that Boeing has agreed to acquire. Accordingly, the separation of KLX's ESG business is an important step in the transactions agreed to by KLX and Boeing, and the consummation of the spin-off is a condition to the closing of the merger. Additional information regarding the spin-off will be contained in the Form 10 to be filed by KLX Energy Services with the SEC with respect to the spin-off.

Q.
When will KLX announce the voting results of the special meeting, and where can I find the voting results?

A.
KLX intends to announce the preliminary voting results at the special meeting and will report the final voting results of the special meeting in a Current Report on Form 8-K filed with the SEC within four business days after the special meeting. All reports that KLX files with the SEC are publicly available when filed.

Q:
Who can help answer my other questions?

A:
If you have questions about the merger, require assistance in submitting your proxy or voting your shares, or need additional copies of this proxy statement or the enclosed proxy card, please contact Georgeson, which is acting as the proxy solicitation agent for KLX in connection with the merger.

Georgeson
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Domestic and Canadian Stockholders Call: 1-866-277-0928
International Stockholders Call: 1-781-575-2137
Bankers and Brokers May Call Collect: 1-866-277-0928

  If your bank, broker or other nominee holds your shares, you should also call your bank, broker or other nominee for additional information.

  Additional information regarding the spin-off will be contained in the Form 10 to be filed by KLX Energy Services with the SEC with respect to the spin-off.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        The proxy statement and the attached annexes contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to: the expected timing, completion and effects of the proposed merger, the separation and the spin-off; management's beliefs about future events, transactions, strategies, operations and financial results; our expectations with respect to the costs and other anticipated financial impacts of the spin-off and the merger; future financial and operating results of KLX Energy Services and KLX; the ability of KLX, KLX Energy Services and Boeing to complete the contemplated transactions in connection with the merger and the spin-off; KLX's plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger and the spin-off by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of KLX Energy Services following the consummation of the transactions; the stock price of KLX prior to the consummation of the transactions; the satisfaction of the closing conditions to the proposed merger and the spin-off; and the timing of the completion of the merger and the spin-off. Such forward-looking statements often contain words such as "assume," "will," "anticipate," "believe," "predict," "project," "potential," "contemplate," "plan," "forecast," "estimate," "expect," "intend," "is targeting," "may," "should," "would," "could," "goal," "seek," "hope," "aim," "continue" and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management's current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct, and persons reading this proxy statement are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only to expectations as of the date of this proxy statement. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this proxy statement, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this proxy statement, such statements or disclosures will be deemed to modify or supersede such statements in this proxy statement.

        There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements. These risks and uncertainties, which could have a material adverse effect on us and our stock price, include the occurrence of any event, change or other circumstances that could give rise to: the termination of the merger agreement; the inability to complete the proposed merger or the spin-off due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger or the spin-off, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions contemplated by the merger agreement; risks related to disruption of management's attention from KLX's ongoing business operations due to the transactions contemplated by the merger agreement, the separation and the spin-off; the effect of the announcement of the proposed merger on KLX's relationships with its customers, operating results and business generally; the risk that the proposed merger and the spin-off will not be consummated in a timely manner; economic conditions adversely affecting our business or results; the outcome of any legal proceedings that may be instituted against us and others related to the merger agreement; the fact that receipt of the all-cash merger consideration would be taxable to KLX's stockholders that are treated as U.S. holders for U.S. federal income tax purposes; the fact that KLX's stockholders would forego the opportunity to realize the potential long-term value of the successful execution of KLX's current strategy as an independent company; the possibility that Boeing could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of KLX's assets to one or more as yet unknown purchasers that could conceivably produce a higher aggregate value than that available to the stockholders in the merger; the fact that under the terms of the merger agreement, KLX is unable to solicit other acquisition proposals during the pendency of the merger; the fact that, under specified circumstances, KLX may be required to pay fees in the event the merger agreement is terminated and the effect this could have on KLX; the amount of the costs, fees, expenses and charges related to the merger agreement and the merger; risks that our stock price may decline significantly if the merger is not completed; the unsuccessful implementation of the spin-off; any developments related to antitrust investigations adversely affecting our financial condition, results, cash flows or reputation; pricing pressures from our customers adversely affecting our profitability; competition adversely affecting our sales, profitability or financial condition; any disruption in our information technology systems adversely impacting our business and operations; any inability to protect our intellectual property rights adversely affecting our business or our competitive position; costs or adverse effects on our business, reputation or results from governmental regulations; work stoppages or other labor issues adversely affecting our business, results or financial condition; and other risks and uncertainties set forth in KLX's Annual Report on Form 10-K for the fiscal year ended January 31, 2018 and subsequent quarterly reports on Form 10-Q or current reports on Form 8-K.

 THE PARTIES TO THE MERGER

KLX

KLX Inc.
1300 Corporate Center Way
Wellington, FL 33414
(561) 383-5100

        KLX, through its two operating segments, provides mission critical products and complex logistical solutions to support its customers' high value assets. KLX serves its customers in demanding environments that face high cost of downtime and require dependable, high quality just-in-time customer support. KLX's Aerospace Solutions Group is a leading distributor and value added service provider of aerospace fasteners and consumables, offering the broadest range of aerospace hardware and consumables and inventory and supply chain management services worldwide. Through its global facilities network and advanced information technology systems, KLX offers its services to commercial airline, business jet and defense original equipment manufacturers and their subcontractors, airlines, maintenance, repair and overhaul operators, fixed base operators and domestic military depots. KLX's Energy Services Group provides completion, intervention and production services to the major onshore oil and gas producing regions of the United States, including the Northeast Region (the Marcellus and Utica Shales as well as the Mid-Continent STACK and SCOOP) and Haynesville, the Rocky Mountains Region (the Bakken formation, Williston, DJ, Uinta and Piceance Basins and Niobrara Shale) and the Southwest Region (including the Permian Basin and Eagle Ford Shale), serving the leading companies engaged in the exploration and development of North American onshore unconventional oil and natural gas reserves.

        KLX's common stock is traded on the Nasdaq Global Select Market under the symbol "KLXI." KLX's corporate web address is www.klx.com. The information provided on the KLX website is not part of this proxy statement and is not incorporated in this proxy statement by reference hereby or by any other reference to KLX's website provided in this proxy statement.

Boeing

The Boeing Company
100 N. Riverside Plaza
Chicago, IL 60606-1596
(312) 544-2000

        Boeing is the world's largest aerospace company and leading manufacturer of commercial airplanes and defense, space and security systems. Boeing is also the world leader in combined commercial airlines and government services with customers in more than 150 countries. Boeing's products and tailored services include commercial and military aircraft, satellites, weapons, electronic and defense systems, launch systems, advanced information and communication systems, and performance-based logistics and training. Boeing employs approximately 140,000 people across the United States and in more than 65 countries.

        Boeing's common stock is traded on the New York Stock Exchange under the ticker symbol "BA." Boeing's corporate web address is www.boeing.com. The information provided on the Boeing website is not part of this proxy statement and is not incorporated in this proxy statement by reference hereby or by any other reference to Boeing's website provided in this proxy statement.

Merger Sub

Kelly Merger Sub, Inc.
100 N. Riverside Plaza
Chicago, IL 60606-1596
(312) 544-2000

        Merger Sub is a Delaware corporation and a wholly owned subsidiary of Boeing, the sole purpose of which is to effect the merger. Upon completion of the merger, Merger Sub will merge with and into KLX, with Merger Sub ceasing to exist and KLX surviving as a wholly owned subsidiary of Boeing.

 THE SPECIAL MEETING

        This proxy statement is being provided to KLX stockholders as part of a solicitation by the KLX Board of proxies for use at the special meeting to be held at the time and place specified below, and at any properly convened meeting following an adjournment or postponement of the special meeting.

Date, Time and Place

        The special meeting is scheduled to be held on [    •    ], 2018 at [    •    ] a.m., Eastern Time, at [    •    ].

Purpose of the Special Meeting

        At the special meeting, KLX stockholders will be asked to consider and vote on the following proposals:

  •
  the merger proposal, which is further described in the sections entitled "The Merger Proposal (Proposal 1)" and "The Merger Agreement" beginning on pages 44 and 90, respectively;

  •
  the named executive officer merger-related compensation proposal, which approval shall be on a non-binding, advisory basis, as further discussed under "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger" and "Advisory Vote on Named Executive Officer Merger-Related Compensation Proposal (Proposal 2)" beginning on pages 77 and 122, respectively; and

  •
  the adjournment proposal, as further discussed under "Adjournment Proposal (Proposal 3)" on page 123.

        KLX will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournments or postponements thereof.

        KLX stockholders must approve the merger proposal as a condition to the completion of the merger. If KLX stockholders fail to approve the merger proposal, the merger will not occur. The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote to approve the merger proposal. Accordingly, a stockholder may vote to approve the merger proposal and vote not to approve the named executive officer merger-related compensation proposal, and vice versa. Because the vote on the named executive officer merger-related compensation proposal is only advisory in nature, it will not be binding on KLX, Boeing or the surviving corporation. Accordingly, because KLX is contractually obligated to pay such merger-related compensation, the compensation will be payable, subject only to the conditions applicable thereto, if the merger proposal is approved, regardless of the outcome of the advisory vote.

        Other than the matters described above, KLX does not expect a vote to be taken on any other matters at the special meeting or any adjournment or postponement thereof. KLX stockholder approval is not required to complete the spin-off and, accordingly, KLX stockholders are not being asked to vote on the spin-off. However, if any other matters are properly brought before the special meeting or any adjournment or postponement thereof for consideration, the holders of the proxies will have discretion to vote on such matters in accordance with their best judgment.

Recommendation of the KLX Board

        The KLX Board has unanimously determined that it is in the best interests of the stockholders of KLX to enter into the merger agreement and has unanimously approved and declared advisable the merger, the merger agreement and the other transactions contemplated thereby (including the separation and the spin-off). A description of factors considered by the KLX Board in reaching its decision to approve and declare advisable the merger agreement can be found in "The Merger

Proposal (Proposal 1)—Recommendation of the KLX Board and Reasons for the Merger" beginning on page 62.

        The KLX Board unanimously recommends that KLX stockholders vote "FOR" the merger proposal, "FOR" the named executive officer merger-related compensation proposal and "FOR" the adjournment proposal.

        KLX stockholders' approval of the merger proposal is a condition for the merger to occur. If KLX stockholders fail to approve the merger proposal by the requisite vote, the merger will not occur.

Record Date; Stockholders Entitled to Vote

        Only holders of KLX common stock at the close of business on [    •    ], 2018, the record date for the special meeting, will be entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the special meeting. At the close of business on the record date, [    •    ] shares of KLX common stock were issued and outstanding.

        Holders of KLX common stock are entitled to one vote for each share of KLX common stock they own at the close of business on the record date.

Quorum

        The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of KLX common stock issued and outstanding at the close of business on the record date and entitled to vote at the meeting will constitute a quorum. As a result, there must be [    •    ] shares represented by proxy or by stockholders present and entitled to vote at the special meeting in order to have a quorum. There must be a quorum for business to be conducted at the special meeting. If a quorum does not exist, the chairman of the meeting or the stockholders, by the affirmative vote of a majority of the shares of KLX common stock present or represented by proxy at the special meeting, may adjourn the meeting to another place, date or time. Failure of a quorum to be represented at the special meeting will necessitate an adjournment of the special meeting and may subject KLX to additional expense.

        If you submit your proxy over the Internet or by telephone or submit a properly executed proxy card, even if you abstain from voting, your shares will be counted as present for purposes of determining whether a quorum exists at the special meeting.

Required Vote

        Approval of the merger proposal requires the affirmative vote of a majority of the shares of KLX common stock outstanding at the close of business on the record date and entitled to vote thereon.

        Under KLX's bylaws, approval of the named executive officer merger-related compensation proposal and the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of KLX common stock present in person or represented by proxy at the special meeting, provided that a quorum is present. If no quorum is present at the special meeting, the chairman of the meeting or the stockholders, by the affirmative vote of the holders of a majority of the shares of KLX common stock present or represented by proxy at the special meeting, may adjourn the special meeting.

Abstentions and Broker Non-Votes

        An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. At the special meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Abstaining from voting will have the same effect as a vote

"AGAINST" the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal.

        If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted "FOR" (i) approval of the merger proposal, (ii) approval of the named executive officer merger-related compensation proposal, which approval shall be on a non-binding, advisory basis, and (iii) approval of the adjournment proposal.

        Broker non-votes are shares held in "street name" by banks, brokers and other nominees, but with respect to which the bank, broker or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such bank, broker or nominee does not have discretionary voting power on such proposal. Under Nasdaq rules, banks, brokers and other nominees holding shares in "street name" do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. Accordingly, if a beneficial owner of shares of KLX common stock held in "street name" does not give voting instructions to the bank, broker or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting.

Failure to Vote

        If you are a stockholder of record and you do not sign and return your proxy card or vote over the Internet, by telephone or in person at the special meeting, your shares will not be voted at the special meeting, will not be counted as present in person or by proxy at the special meeting and will not be counted as present for purposes of determining whether a quorum exists.

        Under Nasdaq rules, banks, brokers and other nominees that hold shares in "street name" for their customers do not have discretionary voting authority with respect to the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal. Accordingly, if you are the beneficial owner of shares held in "street name" and you do not issue voting instructions to your bank, broker or other nominee, your shares will not be voted at the special meeting. Assuming a quorum is present at the special meeting, the failure to issue voting instructions to your bank, broker or other nominee will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal. However, the vote to approve the merger proposal is based on the total number of shares of KLX common stock outstanding on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to issue voting instructions to your bank, broker or other nominee, it will have the same effect as a vote "AGAINST" the merger proposal.

        A failure to have your shares present at the special meeting will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal (assuming a quorum is present). However, the vote to approve the merger proposal is based on the total number of shares of KLX common stock outstanding at the close of business on the record date and entitled to vote thereon, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to vote your shares, it will have the same effect as a vote "AGAINST" the merger proposal.

Voting by KLX's Directors and Executive Officers

        At the close of business on May 25, 2018, directors and executive officers of KLX were entitled to vote 801,613 shares of KLX common stock, or approximately 1.58% of the shares of KLX common stock issued and outstanding on that date. KLX's directors and executive officers have informed us that they intend to vote their shares in favor of the merger proposal and the other proposals to be considered at the special meeting, although none of KLX's directors and executive officers is obligated to do so.

Voting at the Special Meeting

        If your shares are registered directly in your name with our transfer agent, you are considered a "stockholder of record" (also referred to in this proxy statement as a "registered stockholder"), and there are four methods by which you may vote your shares at the special meeting. You may attend the special meeting and vote your shares in person, rather than signing and returning your proxy card, or you may cause your shares to be voted by authorizing the persons named as proxies on the proxy card to vote your shares at the special meeting by returning the proxy card through the Internet, by telephone or by mail,. If you choose to submit a proxy to vote your shares over the Internet or by telephone, there is no need for you to mail back your proxy card. Although KLX offers four different voting methods, KLX encourages you to submit a proxy to vote either over the Internet or by telephone to ensure that your shares are represented and voted at the special meeting.

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  To Submit a Proxy to Vote Over the Internet:  To submit a proxy to vote over the Internet, go to www.investorvote.com/KLXI and follow the steps outlined on the secured website. You will need the number included on your proxy card to obtain your records and to create an electronic voting instruction form. If you submit your proxy to vote over the Internet, you do not have to mail in a proxy card. If you choose to submit your vote via proxy over the Internet, you must do so prior to 11:59 p.m., Eastern Time, on [    •    ], 2018.

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  To Submit a Proxy by Telephone:  To submit a proxy to vote by telephone, call toll-free 1-800-652-VOTE (8683) within the U.S., U.S. territories and Canada on a touch-tone telephone. Please have your proxy card available for reference because you will need the validation details that are located on your proxy card in order to submit your vote by proxy by telephone. If you submit your proxy to vote by telephone, you do not have to mail in a proxy card. If you choose to submit your vote via proxy by telephone, you must do so prior to 11:59 p.m., Eastern Time, on [    •    ], 2018.

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  To Vote in Person:  If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting.

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  To Submit a Proxy by Mail:  To submit a proxy to vote by mail, complete, sign and date the proxy card and return it promptly to the address indicated on the proxy card in the postage paid enveloped provided. If you sign and return your proxy card without indicating how you want your shares of KLX common stock to be voted with regard to a particular proposal, your shares of KLX common stock will be voted in favor of such proposal. If you return your proxy card without a signature, your shares will not be counted as present at the special meeting and cannot be voted.

        If your shares are held by your bank, broker or other nominee, you are considered the beneficial owner of shares held in "street name" and you will receive a vote instruction form from your bank, broker or other nominee seeking instruction from you as to how your shares should be voted. If you are a beneficial owner and you wish to vote in person at the special meeting, you must bring to the special meeting a proxy from the bank, broker or other nominee that holds your shares authorizing you to vote in person at the special meeting.

        If you sign your proxy, but do not indicate how you wish to vote, your shares will be voted "FOR" the merger proposal, "FOR" the named executive officer merger-related compensation proposal, and "FOR" adjournment proposal.

        Stockholders who are entitled to vote at the special meeting may attend the special meeting. Beneficial owners who have not obtained a proxy but who wish to attend the special meeting should bring a copy of an account statement reflecting their ownership of KLX common stock as of the record date. All stockholders and proxyholders should bring photo identification.

Revocation of Proxies

        You can change or revoke your proxy at any time before the final vote at the special meeting. If you are the stockholder of record of your shares, you may revoke your proxy by:

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  submitting another proxy over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on [    •    ], 2018;

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  timely delivering a written notice that you are revoking your proxy to our Secretary;

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  timely delivering a valid, later-dated proxy; or

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  attending the special meeting and voting in person. Simply attending the special meeting will not, by itself, revoke your proxy.

        If you are the beneficial owner of shares held in "street name," you should contact your bank, broker or other nominee with questions about how to change or revoke your voting instructions.

Solicitation of Proxies

        The KLX Board is soliciting your proxy, and KLX will bear the cost of soliciting proxies. Georgeson has been retained by KLX to assist with the solicitation of proxies. Georgeson will be paid approximately $9,000 and will be reimbursed for its reasonable and documented out-of-pocket expenses for these and related services in connection with the special meeting. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through banks, brokers and other nominees to the beneficial owners of shares of KLX common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by certain of KLX's directors, officers and employees, without additional compensation.

Adjournment

        In addition to the merger proposal and the named executive officer merger-related compensation proposal, KLX stockholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting for the purpose of soliciting additional votes in favor of the merger proposal, if there are not sufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, the chairman of the meeting or the stockholders, by the affirmative vote of the holders of a majority of the shares of KLX common stock present or represented by proxy at the special meeting, may adjourn the special meeting to another place, date or time. In addition, the special meeting could be postponed before it commences. If the special meeting is adjourned or postponed for the purpose of soliciting additional votes, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals.

        The KLX Board unanimously recommends a vote "FOR" the adjournment proposal, if necessary or appropriate, to solicit additional proxies.

Other Information

        You should not return your stock certificate (if any) or send documents representing KLX common stock with the proxy card. If the merger is completed, the paying agent for the merger will send you a letter of transmittal and instructions for exchanging your shares of KLX common stock for the consideration to be paid to the former KLX stockholders in connection with the merger.

Questions

        If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Georgeson, our proxy solicitor, by calling 1-866-277-0928 (for domestic and Canadian stockholders) or 1-781-575-2137 (for international stockholders).

THE MERGER PROPOSAL (PROPOSAL 1)

        The following summary describes certain material provisions of the merger agreement. The complete text of the merger agreement is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We urge you to read the merger agreement carefully and in its entirety.

 Structure of the Merger

        Subject to the terms and conditions of the merger agreement and in accordance with the DGCL, at the effective time, Merger Sub will merge with and into KLX, the separate corporate existence of Merger Sub will cease and KLX will survive the merger as the surviving corporation and a wholly owned subsidiary of Boeing. As a result of the merger, KLX common stock will no longer be publicly traded, KLX common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and KLX will no longer file periodic reports with the SEC on account of KLX common stock. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation.

Merger Consideration—What KLX Stockholders Will Receive in the Merger

        Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger, each outstanding share of KLX common stock (other than any shares that may be held in the treasury of KLX, by Boeing or by any direct or indirect wholly owned subsidiary of Boeing, and other than shares owned by stockholders who have properly made and not withdrawn a demand for appraisal rights under the DGCL) will be automatically converted into the right to receive $63.00 in cash, without interest. After the merger is completed, holders of KLX common stock will have only the right to receive a cash payment in respect of their shares of KLX common stock and will no longer have any rights as holders of KLX common stock, including voting or other rights. Shares of KLX common stock held by us as treasury stock or held, directly or indirectly, by Boeing or Merger Sub will be cancelled at the effective time.

        The merger consideration is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off will receive in the spin-off. Immediately after the spin-off, stockholders of KLX of record as of the record date of the spin-off will own 100% of the issued and outstanding shares of common stock of KLX Energy Services. The merger consideration is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off will receive in the spin-off. KLX stockholder approval is not required to complete the spin-off and, accordingly, KLX stockholders are not being asked to vote on the spin-off. Additional information regarding the spin-off will be contained in the Form 10 to be filed by KLX Energy Services with the SEC with respect to the spin-off.

Treatment of KLX Equity Awards

        The merger agreement provides that outstanding equity-based awards issued under KLX's equity incentive plans will be treated as set forth below:

        KLX Restricted Stock Awards.    Without prejudice to any rights in respect of the spin-off, as of the effective time, (i) each KLX Restricted Stock Award that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, provided that to the extent that such award is subject to performance conditions, any performance conditions shall be deemed to have been satisfied at the maximum level and (ii) each KLX Restricted Stock Award will be canceled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the surviving corporation's general payroll practices, a lump sum cash payment with respect thereto equal to the product of the merger consideration and the number of shares of KLX common stock represented by such KLX Restricted Stock Award, less any applicable withholding or other taxes or other amounts required by applicable law to be withheld, without interest.

        KLX PSU Awards and KLX RSU Awards.    Without prejudice to any rights in respect of the spin-off, as of the effective time, (i) each KLX PSU Award and each KLX RSU Award, in each case, subject to time-based, performance or other vesting restrictions, that is outstanding immediately prior to the effective time, will, to the extent not vested, become fully vested, provided that to the extent that such award is subject to performance conditions, any performance conditions will be deemed to have been satisfied at the maximum level and (ii) each KLX PSU Award and KLX RSU Award, in each case, whether payable in cash or shares of KLX common stock, will be canceled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the surviving corporation's general payroll practices, a lump sum cash payment with respect thereto equal to the product of the merger consideration and the number of shares of KLX common stock represented by such KLX PSU Award or KLX RSU Award, less any applicable withholding or other taxes or other amounts required by applicable law to be withheld, without interest. Any payment in respect of any KLX PSU Award and KLX RSU Award, in each case, which immediately prior to such cancellation was treated as "deferred compensation" subject to section 409A of the Internal Revenue Code will be converted to the merger consideration and paid on the applicable settlement date for such KLX RSU Award or KLX PSU Award if required in order to comply with section 409A of the Internal Revenue Code.

        Effect of Spin-off on Equity Awards.    At the time of the spin-off, then outstanding KLX equity-based awards granted prior to the date of the spin-off will be equitably adjusted to reflect the dilutive impact of the spin-off, but will otherwise not participate in the spin-off. Following the spin-off, all KLX equity-based awards held by KLX employees and KLX Energy Services employees will continue to vest in accordance with their terms based on their respective holders' continued service with KLX or KLX Energy Services, as applicable.

        2018 KLX Equity Awards.    In accordance with the merger agreement, KLX may grant its annual 2018 KLX Restricted Stock Awards, KLX PSU Awards or KLX RSU Awards to its employees under the LTIP in the ordinary course of business consistent with past practice following the date of the merger agreement. However, in the event that the effective time of the merger occurs on or prior to the first anniversary of the grant date of the 2018 Awards, only one-third of the 2018 Awards will be accelerated in connection with the consummation of the merger and become eligible to receive the merger consideration, and the remaining two-thirds will be forfeited for no consideration.

Effects on KLX if the Merger is Not Completed

        If the merger proposal is not approved by KLX stockholders or if the merger is not completed for any other reason, KLX stockholders will not receive any payment for their shares in connection with the merger. Instead, KLX will remain an independent public company and shares of KLX common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act and we will continue to file periodic reports with the SEC on account of KLX common stock. In addition, if the merger is not completed, KLX expects that management will operate KLX's business in a manner similar to that in which it is being operated today and that KLX stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly competitive industry in which KLX operates and adverse economic conditions.

        Furthermore, if the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, it is possible that the price of KLX common stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of KLX common stock would return to the price at which it trades as of the date of this proxy statement. Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of KLX common stock. Further, if the merger proposal is not approved by KLX stockholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to KLX will be offered or that KLX's business, prospects or results of operations will not be adversely impacted.

        The spin-off may occur prior to a termination of the merger agreement or, if the merger is not completed, the spin-off may still occur, but we cannot guarantee that the spin-off will occur if the merger is not completed.

        If the merger agreement is terminated under certain specified circumstances, KLX may be required to pay Boeing a termination fee. In some cases, Boeing may be required to pay KLX a termination fee. See "The Merger Agreement—Termination Fees and Expenses" beginning on page 114 for a discussion of the circumstances under which such fee may be payable.

Background of the Merger

        As part of the KLX's ongoing strategic planning process, the KLX Board and KLX management regularly review and assess KLX's businesses and operations, and periodically review and assess various potential strategic alternatives available to enhance value for KLX's stockholders. As part of such review, KLX from time-to-time has examined its competitive position and evaluated various potential alternatives, including the continued execution of its strategy as a stand-alone publicly traded company, the acquisition of one or more businesses, divestitures, dividends, share repurchases, a sale of KLX as a whole to a third party or some other business combination. In addition, KLX from time-to-time has held discussions with such potential strategic transaction partners.

        The following chronology sets forth a summary of the material events leading up to the execution of the merger agreement.

        In late August 2017, in light of industry dynamics discussed below, KLX management began informally discussing KLX's industry position with Goldman Sachs, KLX's investment banker. Goldman Sachs agreed to prepare materials to assist KLX in its review of its industry position.

        On September 25, 2017, the KLX Board held a telephonic meeting, in which members of KLX management and representatives of KLX's outside legal counsel, Freshfields Bruckhaus Deringer US LLP ("Freshfields"), participated. During this meeting, the KLX Board, with input from KLX management, discussed KLX's industry positioning, potential acquisition targets and the benefit of understanding KLX's position in the marketplace in light of the current environment in the aerospace industry, including the trends in consolidation and competition, the changes in the distribution market generally and the likely effect of these factors on KLX. KLX management and the KLX Board further discussed the fact that market conditions were favorable for a strategic transaction (based on, among other factors, trading multiples of peer companies, precedent transaction multiples and the low cost of capital) and expressed a desire to continue to review the feasibility of a process relating to a sale of KLX or other strategic transaction, and the potential participants in such a process. The KLX Board then directed Goldman Sachs to discuss with third parties, as part of its regular outreach, publicly available information about KLX and its business. KLX management did not request authorization to begin a formal sale process at this time. At the conclusion of this meeting, the KLX Board authorized KLX management to seek Goldman Sachs's assistance in analyzing KLX's position within its industry.

        On September 28, 2017, Goldman Sachs made a presentation to KLX management regarding KLX's historical growth, the strengths of its business, its financial profile within its industry and its financial position relative to its peers.

        Beginning in October 2017, as authorized by the KLX Board, Goldman Sachs conducted discreet outreach to third parties to update them on KLX, its business and its position in the industry. The parties that Goldman Sachs contacted included financial sponsors and participants in the aerospace and defense, distribution and logistics, and e-commerce industries that Goldman Sachs and KLX management believed could potentially present a strategic fit with KLX and that Goldman Sachs and KLX management believed were likely to find KLX's financial profile within its industry and its financial position relative to its peers attractive. The strategic parties contacted included a number of multi-industry companies that were looking to expand into new platforms through acquisitions.

        By letter dated November 8, 2017, Freshfields was officially engaged by KLX to act as its legal advisor in connection with KLX's review of potential strategic alternatives.

        On November 10, 2017, the KLX Board held a telephonic meeting in which representatives of Goldman Sachs and Freshfields also participated. Freshfields reviewed the directors' fiduciary duties under Delaware law. Goldman Sachs then updated the KLX Board on its discussions with third parties. Goldman Sachs reported that it had spoken to three categories of parties: (1) distribution and logistics and e-commerce companies; (2) aerospace and defense companies; and (3) financial sponsors. Mr. Amin J. Khoury, Chairman and CEO of KLX, reported that he had subsequently been contacted by the CEO of a logistics company, referred to as Party B, who indicated that his company wished to conduct more detailed due diligence on KLX should an opportunity for a strategic transaction arise.

        Goldman Sachs then reviewed with the KLX Board a potential timeline for a formal process in respect of such a strategic transaction, and suggested that interested parties would likely need six to eight weeks to complete their due diligence review of KLX. KLX management advised that any decision on launching a formal process should occur only after completion of KLX's 2018 budget. At the conclusion of this meeting, the KLX Board authorized Goldman Sachs to continue its work in assisting KLX with its strategic review and to begin preparing marketing materials that could ultimately be distributed to interested parties should KLX launch a formal process in respect of a strategic transaction.

        On December 6, 2017, a representative of Goldman Sachs reported to members of KLX management that he had spoken to representatives of Boeing on December 5, 2017, and that such representatives indicated that they would be interested in learning more about, and exploring a possible strategic transaction with, KLX should the opportunity arise. Goldman Sachs also reported that it had a positive call with a private equity firm, referred to as Party X, which expressed an interest in exploring an acquisition of KLX as a whole.

        On December 7, 2017, the KLX Board held a meeting at which members of KLX management were present. Mr. Khoury presented the results of operations of KLX for the three and nine months ended October 31, 2017, including the financial results of operations for each of the ASG Business and ESG Business. Mr. Khoury reviewed two product line expansion opportunities for the ASG Business. Mr. Khoury also presented to the KLX Board a review of KLX's 2018 budget, which was approved by a vote of the KLX Board. Finally, Mr. Khoury provided an update on Goldman Sachs's work in assisting KLX with the review of its industry position.

        Throughout early and mid-December, Goldman Sachs continued to hold discussions with third parties. This included outreach to parties with expertise investing in oilfield services businesses.

        Also during this period, as instructed by the KLX Board, Goldman Sachs began disseminating confidentiality and non-disclosure agreements to third parties that had expressed an interest in receiving further information about KLX. Each of the confidentiality and non-disclosure agreements contained a standstill provision that would automatically fall away upon, among other things, the entry by KLX into a binding definitive agreement with any third party to consummate a transaction.

        As part of KLX's strategic review and throughout the eventual formal process conducted in connection therewith and described in further detail below, 44 parties were contacted in total, 25 parties were sent confidentiality and non-disclosure agreements and, ultimately, 22 parties executed confidentiality and non-disclosure agreements with KLX.

        On December 18, 2017, KLX management and representatives of Goldman Sachs met with representatives of Party B in Wellington, Florida to discuss Party B's interest in a potential transaction involving KLX.

        On December 19, 2017, KLX and Boeing executed a confidentiality and non-disclosure agreement.

        On December 20, 2017, KLX management and representatives of Goldman Sachs met with Boeing management and representatives of Citigroup Global Markets Inc. ("Citi"), Boeing's financial advisor, in Plano, Texas. During the meeting, KLX management provided information about the performance and outlook of KLX's business, including separate breakdowns of the ASG and ESG Businesses. KLX management and Boeing management also held preliminary discussions regarding the potential benefits of a business combination as Boeing had expressed interest in a strategic transaction involving the ASG Business or involving KLX after a separation of the ESG Business.

        On December 22, 2017, the KLX Board held a telephonic meeting. Members of KLX management and representatives of Goldman Sachs and Freshfields participated in the meeting. Goldman Sachs representatives provided the KLX Board with an update on Goldman Sachs's work in connection with KLX's review of its industry position. Goldman Sachs updated the KLX Board on discussions that Goldman Sachs and members of KLX management had held with Party B and with Boeing and reported that, at that time, six other strategic parties and financial sponsors had either executed, or were negotiating, confidentiality and non-disclosure agreements in order to obtain confidential information about KLX. Goldman Sachs noted that some parties had indicated an interest in a strategic transaction involving KLX as a whole and others, including Boeing, had indicated an interest in such a transaction involving either the ASG Business only or the ESG Business only.

        The KLX Board then discussed the work that would be required to set up a process for a review of KLX's strategic alternatives in respect of the ESG Business. Mr. Khoury stated that in order for KLX to prepare for a potential strategic transaction, including a separate process involving the ESG Business, KLX would need the assistance of additional KLX employees. He also stated that the risk of leaks would increase as KLX began circulating confidentiality agreements to a number of interested parties. In light of these considerations, among others, the Board discussed issuing a press release stating that KLX was undertaking a review of strategic alternatives.

        After this discussion, Goldman Sachs exited the meeting. At this point, Mr. Khoury explained the terms of the engagement letter pursuant to which it was proposed that KLX formally engage Goldman Sachs to assist with KLX's strategic review, including the fees to which Goldman Sachs would be entitled if KLX executed any strategic transaction, either during the term of the Goldman Sachs engagement or during the 12 months following the termination of such engagement. Mr. Khoury proposed that the KLX Board authorize KLX to engage Goldman Sachs on the terms discussed.

        At the close of this meeting, the KLX Board resolved to (1) engage Goldman Sachs to assist KLX with its strategic review on the terms presented to the KLX Board, (2) engage Deloitte to conduct a carve-out audit of the ESG Business in preparation for a potential sale or other strategic transaction involving the ESG Business and (3) issue a press release stating that KLX was undertaking a formal process to explore strategic alternatives for KLX focused on maximizing stockholder value.

        On December 22, 2017, KLX executed an engagement letter with Goldman Sachs on the terms presented to the KLX Board.

        On December 22, 2017, KLX issued a press release announcing that KLX was undertaking a formal process to explore strategic alternatives for KLX focused on maximizing stockholder value. The press release stated that such strategic alternatives could include, among others, a sale of KLX as a whole or a sale of a division or divisions thereof, a business combination or continuing as a standalone entity executing on its business plan. The press release detailed KLX's engagement of Goldman Sachs as financial advisor and of Freshfields as legal advisor in connection with a potential strategic transaction.

        In late December 2017, the compensation committee of the KLX Board retained Proskauer Rose LLP ("Proskauer") as independent legal counsel to provide advice regarding potential bonus payments to KLX's senior executives in connection with a potential strategic transaction. KLX had previously disclosed in its annual proxy statement to stockholders that, in order to ensure that the interests of KLX stockholders and KLX's senior executives are aligned in the event of a potential strategic transaction that would constitute a change of control of KLX, the compensation committee of the KLX Board had concluded that it would favorably consider discretionary strategic transaction bonuses for such executives, which payments would be in addition to amounts payable to such executives under their existing employment agreements.

        In late December 2017, Goldman Sachs engaged in discussions with a second potential strategic bidder in the aerospace industry, referred to as Party C, regarding its interest in a potential strategic transaction with KLX. In these discussions, Goldman Sachs provided an update on KLX's business, as well as KLX's strategic review process. A follow-up discussion was scheduled for early January, when KLX's business would be discussed in more detail. Throughout these discussions, Party C expressed an interest in acquiring the ASG Business only.

        Throughout January and February 2018, 15 interested parties (each of which had executed a confidentiality agreement with KLX) attended meetings with KLX management to discuss KLX's business. On January 25, 2018, KLX management, representatives from Goldman Sachs and representatives from Freshfields met with Boeing in Wellington, Florida to discuss additional business and tax due diligence topics.

        From the last week of January 2018 through the first week of February 2018, KLX management had two meetings in New York with parties interested in the ASG Business only (with Party C and with a financial sponsor, referred to as Party A) and four meetings in various cities with parties interested in the ESG Business only. Goldman Sachs attended all of these meetings.

        On January 22, 2018, the CEO of Party B contacted Mr. Khoury to indicate that Party B would no longer participate in KLX's strategic review process.

        On January 31, 2018, at the direction of KLX management and following review and comment by management and KLX's advisors, a process letter was distributed by Goldman Sachs to 15 interested parties (three strategic parties and 12 financial sponsors). The process letter requested that the interested parties submit preliminary indications of interest by February 13, 2018 regarding a potential acquisition of (1) 100% of the outstanding common stock of KLX in a single transaction, (2) only the ESG Business or (3) only the ASG Business.

        On February 12, 2018, representatives of Party C discussed KLX's financial model with members of KLX management and representatives of Goldman Sachs. The representatives of Party C present at this meeting expressed interest in a potential strategic transaction involving the ASG Business. However, in mid-February 2018, Party C advised Goldman Sachs that it would not further consider a potential strategic transaction with KLX at that time given its other priorities.

        On February 13 and February 14, 2018, Goldman Sachs received five initial indications of interest: two parties (Party A and Boeing) submitted an indication of interest with respect to the ASG Business; and three parties (a special purpose acquisition company referred to as Party Y, Party X and a financial sponsor referred to as Party Z) submitted an indication of interest with respect to the ESG Business. None of the five parties submitted an indication of interest to acquire KLX as a whole (including both the ASG and ESG Businesses). The indications of interest for the ASG Business were structured as an acquisition of KLX but were each conditioned on a sale of the ESG Business.

        The indication of interest from Party A proposed to acquire the issued and outstanding shares of common stock of KLX for $68.00 per share and included an assumption of $350 million of cash proceeds from the sale of the ESG Business. The indication of interest from Boeing proposed to purchase 100% of the issued and outstanding shares of common stock of KLX for $68.00 per share and included an assumption of $400 million of net cash proceeds from the sale of the ESG Business. The indications of interest received for the ESG Business offered purchase prices in a range from $250 million to $400 million and were based on an estimate of ESG EBITDA (without taking into account any synergies) of $73 million for 2018.

        On February 21, 2018, the KLX Board held a telephonic meeting. Members of KLX management and representatives of Goldman Sachs and Freshfields also participated in the meeting. Goldman Sachs provided an update on its work in connection with KLX's review of strategic alternatives. Goldman Sachs noted that over the course of its outreach in late 2017 and early 2018, it and/or KLX had engaged with 28 interested parties, both strategic and financial. Of these parties, 12 specifically indicated an interest in the ESG Business only. Goldman Sachs discussed the companies and institutions contacted, the interested parties, and the management meetings held. Goldman Sachs further detailed the five indications of interest received (two for the ASG Business (from Party A and Boeing) and three for the ESG Business (from Party X, Party Y and Party Z)) and discussed for each the offer price and form of consideration, the valuation assumptions and methodology (including assumptions relating to the sale of the ESG Business in the indications of interest from Party A and Boeing), the expected sources of financing, premium and multiple calculations, timing to signing and key due diligence areas, advisors engaged and key approvals needed.

        After this report, the KLX Board engaged in a discussion with Goldman Sachs regarding the financial aspects of the indications of interest received from Boeing and Party A, and Goldman Sachs provided financial analyses and information to the KLX Board. The KLX Board also engaged in a discussion about how any cash that would be received from a sale of the ESG Business would be treated by Party A and Boeing. Following these discussions, the KLX Board determined that none of the five indications of interest received was sufficiently attractive from a financial point of view but that further discussion with all parties who had submitted such indications was warranted.

        The KLX Board decided to proceed with the next phase of the strategic review process, in which all five potentially interested parties who submitted indications of interest would be invited to conduct further due diligence, to mark-up transaction documentation and to submit a final offer.

        Later on February 21, 2018, Mr. Khoury received a call from Gary Roberts, Vice President and General Manager of the ESG Business, who told Mr. Khoury that a representative of a financial sponsor, referred to as Party W, had contacted Mr. Roberts about the possibility of a strategic transaction involving the ESG Business. On February 24, 2018, KLX and Party W signed a confidentiality agreement.

        Also on February 21, 2018, a representative from Goldman Sachs had a discussion with a representative from a financial sponsor, referred to as Party V, about the possibility of an acquisition of KLX's ESG business. On February 23, 2018, KLX entered into a confidentiality agreement with Party V.

        On February 22, 2018, a representative from Goldman Sachs spoke with a representative from Boeing and indicated that Boeing would need to improve the economic terms of Boeing's proposal in order for KLX to further consider a potential combination with Boeing. Goldman Sachs further noted that Boeing's assumption as to the cash to be received in a sale of the ESG Business was higher than the bids for the ESG business received to date. Boeing indicated that it would need another four to six weeks to complete its due diligence process before it could submit a definitive bid for the ASG Business.

        On February 27, 2018, Mr. Khoury met with representatives of Party A to discuss a potential business combination with one of Party A's portfolio companies. Representatives from Goldman Sachs were also present at this meeting. Mr. Khoury also indicated to Party A that its existing bid was not sufficiently attractive and that its price assumption for the ESG Business was too high based on bids received to date.

        During this period, representatives of Goldman Sachs also contacted those parties that had submitted an indication of interest for the ESG Business and indicated that they needed to increase their offers for the ESG Business from the prices stated in the indications of interest submitted.

        On February 27, 2018, Party W submitted an indication of interest with respect to the acquisition of the ESG Business, that was within the range of the indications of interest received from Party X, Party Y and Party Z.

        On February 28, 2018, Goldman Sachs was informed by the CEO of Party Y that it would no longer participate in KLX's strategic review process.

        On March 1, 2018, a representative of a financial sponsor, referred to as Party U, notified Goldman Sachs that Party U was interested in acquiring the ESG Business directly rather than through Party Y (a special purpose acquisition company of which Party U was the sponsor). After discussions with KLX management, where Party U verbally confirmed that its view on value was consistent with Party Y's proposal, Party U was included in the process.

        In late February 2018, KLX opened virtual data rooms (one related to the ASG Business for the parties interested in the ASG Business and another related to the ESG Business for the parties interested in the ESG Business) to the six bidders that had submitted an indication of interest and to their advisors. KLX also executed a "clean team" agreement with Boeing's outside counsel, Kirkland & Ellis ("Kirkland"), and opened a separate "clean room" in accordance with that agreement to which Kirkland would be granted access.

        During late February and throughout March 2018, at the direction of KLX's management, representatives of KLX (together with representatives of Goldman Sachs and Freshfields) held several calls with the six interested parties (Party A and Boeing, with respect to the ASG Business, and Party U, Party W, Party X and Party Z, with respect to the ESG Business) to answer questions that had arisen in the course of their due diligence review.

        In the first week of March 2018, KLX held separate meetings with executives of Party X, executives of Party U and executives of Party W at the headquarters of the ESG Business in order to discuss the ESG Business.

        On March 7, 2018, the KLX Board held a regular meeting in which members of KLX management participated. Among other things, the KLX Board reviewed projected transaction costs and expenses associated with the review of strategic alternatives, including, if approved by the compensation committee of the KLX Board, proposed transaction bonuses that might be paid to KLX senior management upon a change of control of KLX.

        On March 7, 2018, the auction drafts of the merger agreement and the Equity Purchase Agreement regarding the potential sale of the ESG Business (the "equity purchase agreement") were delivered to interested parties.

        On March 10, 2018, Mr. Khoury received a call from an executive of Party U, informing KLX that Party U wanted to negotiate an exclusive strategic transaction with respect to the ESG Business and that Party U had retained outside counsel who would contact Freshfields. KLX advised Party U that the value of the offer and the magnitude of the at-risk capital would be, among others, important factors in considering any offer by Party U.

        On March 13, 2018, members of KLX management and representatives of Party A met to conduct a management meeting and site visit with respect to the ASG Business. That evening, representatives of Party A had dinner with executives of the ASG Business in Florida.

        On March 14, 2018, members of KLX management and representatives of Boeing met to discuss the operations of the ASG Business and to conduct a site visit at the ASG Business headquarters in Miami. The next day, members of KLX management met with representatives of Boeing in Miami to discuss remaining elements of Boeing's financial due diligence.

        On March 14, 2018, a draft of KLX's disclosure schedules to the merger agreement were made available to Party A. On March 19, 2018, a version of these disclosure schedules was provided to Citi for distribution to Boeing.

        On March 14, 2018, an executive from Party U sent Mr. Khoury an exclusivity agreement relating to the sale of the ESG Business. The letter detailed Party U's proposal that Party U be granted an exclusive right to negotiate a potential acquisition of the ESG Business that would extend until 11:59 PM (Central Time) on April 15, 2018. As consideration for this exclusivity, Party U proposed to provide 1% of its proposed purchase price of $330 million as a down payment, which would not be returned to Party U in the event the two parties did not successfully consummate a strategic transaction. The executive from Party U indicated that Party U had formally retained counsel to advise Party U on a strategic transaction. On March 15, 2018, Mr. Khoury communicated to Party U that KLX would continue its process and that Goldman Sachs and Freshfields would contact them and their counsel with respect to that process.

        From March 15 through March 28, 2018, KLX continued to conduct due diligence calls and management discussions and to facilitate site visits with Party X and Party U relating to the ESG Business and at key ESG Business sites, and with Boeing and Party A relating to the ASG Business and at key ASG Business sites.

        On March 19, 2018, a representative of Party Z contacted Goldman Sachs to indicate that Party Z would no longer participate in KLX's strategic review process.

        On March 21, 2018, Goldman Sachs sent letters to Boeing and Party A detailing the next steps in the process. These letters specified a deadline of April 4, 2018 (12:00 PM Eastern Time) for the submission of a final markup of the draft merger agreement previously provided to the bidders and a deadline of April 11, 2018 (12:00 PM Eastern Time) for the submission of a written definitive proposal to Goldman Sachs. This timeline was set, in part, based on indications received from both Boeing and Party A regarding the time they needed to complete their due diligence and, with respect to Party A, to finalize its financing arrangements. The letters indicated that a definitive offer should assume that (1) the ESG Business would be sold on a cash-free, debt-free basis with no post-closing adjustments to the purchase price and (2) the amount in cash provided to the ASG buyer on a sale of the ESG Business (with the balance, if any, to be for the account of KLX stockholders, as provided for in the draft merger agreement) would be $300 million. Further, the bidders were told that their definitive offers must include, in addition to the proposed purchase price, a description of all material assumptions on which the offer was based and sources and certainty of financing.

        On March 23, 2018, Goldman Sachs sent letters to the three bidders that were interested in acquiring the ESG Business (Party U, Party W and Party X). These letters specified a deadline of April 2, 2018 (12:00 PM Eastern Time) for the submission of a final mark-up of the draft equity purchase agreement previously provided to the bidders and a deadline of April 9, 2018 (12:00 PM Eastern Time) for the submission of a written definitive proposal to Goldman Sachs. These letters indicated that a definitive offer must clearly include: (1) the purchase price to be paid for the ESG

Business on a cash-free, debt-free basis; (2) a description of all material assumptions on which the definitive offer was based; and (3) the sources and certainty of financing.

        On March 28, 2018, the KLX Board conducted a telephonic meeting, in which representatives of Goldman Sachs and Freshfields participated. Goldman Sachs provided an update on its work in connection with KLX's review of strategic alternatives, the two parties that submitted indications of interest for the ASG Business and the three parties that submitted indications of interest for the ESG Business and who remained in the ESG process, including a discussion of the due diligence activities engaged in by the respective bidders and management's participation therein. Goldman Sachs also presented financial analyses and information regarding KLX and the ASG Business and the ESG Business.

        The KLX Board engaged in a discussion with Goldman Sachs about the financial analyses and information provided and the two indications of interest received from Party A and Boeing, including a discussion of the likely treatment of the price to be received for the ESG Business and about the analysis that Goldman Sachs had performed on each of the bids.

        Mr. Khoury then requested that Goldman Sachs leave the meeting so that the KLX Board and Freshfields could discuss a letter provided by Goldman Sachs, which summarized the nature of Goldman Sachs's relationships with bidders that remained in the process as of March 23, 2018 (Boeing, Party A, Party W, Party X and Party U). The KLX Board, after discussion with Freshfields, concluded that none of the relationships disclosed would interfere with Goldman Sachs's ability to fulfill its responsibilities.

        During the first two weeks of April 2018, KLX continued to conduct due diligence calls and site visits with the five interested parties.

        On April 2, 2018, representatives of Freshfields held a telephonic meeting with representatives of Party A's outside counsel to discuss matters related to expenses and employees, including severance arrangements.

        On April 4, 2018, representatives of Freshfields held a call with outside counsel for Party X to discuss aspects of the equity purchase agreement, working capital matters, financing, indemnification, transaction expenses and certain matters related to employees.

        On April 5, 2018, representatives of KLX and representatives of Freshfields held a telephonic discussion with representatives of Party U and its outside counsel to discuss the capital expenditure plan and the operating budget for the ESG Business and Party U's request for a capital expenditures adjustment (which could impact the proceeds payable to KLX).

        On April 7, 2018, both Boeing and Party A submitted revised drafts of the merger agreement.

        On April 9, 2018, Party X submitted a definitive offer to Goldman Sachs for the purchase of the ESG Business. The definitive offer proposed to acquire 100% of the ESG Business for $250 million in cash, subject to certain assumptions related to the tax treatment of the transaction, working capital and capital expenditures. Party X also provided a draft of an equity commitment letter supporting the purchase price Party X offered and noted that, while it would ultimately seek other financing for the transaction, it would do so between signing and closing and that Party X would not subject the transaction to a financing contingency.

        On April 9, 2018, Freshfields held a call with Party A's outside counsel to discuss the merger agreement as revised by Party A, including certain mechanics related to the transaction structure and the process related to the sale of the ESG Business.

        On April 9, 2018, Freshfields held a call with representatives of Boeing and representatives of Kirkland to discuss the revised merger agreement Boeing submitted on April 7, 2018, including with respect to the sale of the ESG Business, termination fees and antitrust conditions, tax matters, conditions to closing and representations and warranties.

        On April 10, 2018, KLX received a draft of the equity purchase agreement from Party U with respect to the purchase of the ESG Business. Over the next few days, Party U also submitted various draft debt commitment papers related to its anticipated proposal. None of the draft debt commitment letters submitted was in final form, and most contained various contingencies. The revised draft equity purchase agreement from Party U provided for a purchase price of $305 million, subject to a capital expenditures adjustment.

        On April 11, 2018, representatives of Freshfields held a telephonic discussion with Party X's outside counsel to discuss the equity purchase agreement as revised by Party X, including purchase price adjustments, antitrust issues, closing conditions, termination fees and indemnities.

        On April 12, 2018, representatives of Freshfields held a telephonic discussion with representatives of Party U and its outside counsel to receive an update on the sources and status of Party U's financing.

        On April 13, 2018, KLX received a revised offer from Boeing, proposing to purchase 100% of the issued and outstanding shares of common stock of KLX for $69.00 per share, representing an enterprise value of $4.4 billion. This offer assumed (i) at least $300 million of net cash proceeds from the sale of the ESG Business and (ii) the absence of any post-transaction liabilities or obligations in respect of the ESG Business. Boeing stated that its revised offer reflected an increase of over $3.00 per share over its initial proposal, which had assumed that KLX would obtain $400 million in net proceeds from the sale of the ESG Business and did not reflect a number of additional costs that Boeing stated it had identified since its initial proposal. In light of these adjustments, Boeing stated its belief that the revised offer represented an approximately 5% improvement over its initial proposal.

        On April 13, 2018, a representative of Goldman Sachs provided an update to KLX management regarding a discussion with Boeing about the purchase price in Boeing's revised offer for the ASG Business, in which Goldman Sachs had communicated to Boeing that Boeing's offer did not fully reflect the highest value for KLX.

        On April 13, 2018, a representative from Goldman Sachs had a discussion with a representative of Party A regarding the status of Party A's due diligence, financing and revised offer for the ASG Business. The representative of Party A indicated that Party A would likely submit an offer in a range from $69.00 - $69.50 per share for KLX (assuming receipt of $300 million from the sale of the ESG Business) but that it was still in the process of securing its financing.

        On April 13, 2018, the KLX Board conducted a telephonic meeting. KLX management and representatives of Goldman Sachs and Freshfields also participated. Freshfields reviewed the fiduciary duties of the KLX Board under Delaware law. Goldman Sachs provided an update with respect to the activities undertaken with Boeing and Party A and the two parties that submitted formal bids for the ESG Business (Party U and Party X). The KLX Board also discussed differences in the nature of the bidders and their offers, the regulatory analysis of Boeing's bid in light of its participation in the industry and Party A's need for financing. The KLX Board engaged in a discussion with Goldman Sachs about the current offer valuations for the ASG Business and the ongoing discussion with Boeing and Party A. Goldman Sachs provided an update on the revised offer received from Boeing earlier that day, as well as on the discussions with Party A regarding its likely offer range. Goldman Sachs noted that Boeing indicated it could act quickly and only had confirmatory due diligence remaining, whereas Party A had not yet submitted a formal offer and had requested an additional two weeks in which to finalize its financing and complete further due diligence. Goldman Sachs further noted that Boeing's revised offer requested a period of exclusivity through April 25, 2018.

        Goldman Sachs also provided an overview of the formal bids received from Party U and Party X for the ESG Business. The KLX Board engaged in a discussion with Goldman Sachs about the current offer valuations for the ESG Business, the certainty to closing of each based on the financing commitments received and the ongoing discussions with Party U and Party X. Goldman Sachs also presented to the KLX Board an updated analysis of KLX's historical stock performance.

        During this telephonic meeting, Mr. Khoury suggested that, in light of the disappointing bids received for the ESG Business relative to public market valuations for comparable companies, especially in the context of the positive outlook for the ESG Business, an alternative to the sale of the ESG Business ought to be considered in the form of a spin-off of the ESG Business, as that could potentially deliver more value to KLX stockholders. The KLX Board engaged in a discussion with Goldman Sachs about the potential value to stockholders represented by the spin-off, such as the potential for future value increases assuming continued market improvement, possible downsides to pursuing a spin-off, such as uncertainty in the energy market and how the timing of a spin-off might affect a strategic transaction for the ASG Business. Freshfields also answered questions regarding the KLX Board's fiduciary duties under Delaware law. After such discussion, the KLX Board expressed support for exploring a potential spin-off of the ESG Business while continuing discussions with Party X and Party U.

        At the end of the meeting, the KLX Board proposed that Goldman Sachs revert to the participants in the strategic review process and indicate that KLX expected to see upward price revisions in revised offers to be submitted alongside further revised draft merger agreements and equity purchase agreements. The KLX Board discussed whether Goldman Sachs should give the parties a range of valuations to meet and noted that Goldman Sachs should encourage Party A to finalize any work outstanding so it could submit a formal offer. The KLX Board further proposed that Goldman Sachs consider potential scenarios related to the contemplated spin-off transaction of the ESG Business and that Freshfields begin to explore the regulatory requirements associated with that contemplated transaction.

        On April 15, 2018, a representative from Goldman Sachs, after discussion with KLX management, indicated to a representative from Citi that Boeing should consider an upward price revision to at least $72.50 per share, and that KLX expected to be protected by a meaningful antitrust reverse termination fee in the event that Boeing failed to consummate the transaction after signing of the merger agreement for regulatory reasons. On April 16, 2018, a representative from Goldman Sachs indicated to a representative from Party A that the process was quickly moving forward with another bidder and urged Party A to finalize any outstanding work so that it could submit a finalized offer as soon as possible.

        On April 15, 2018, Freshfields also sent revised versions of the equity purchase agreement to the two parties interested in the ESG Business (Party X and Party U).

        On April 16, 2018, a representative from Citi spoke to a representative from Goldman Sachs and stated that Boeing would raise its offer to $70.00 per share (assuming $300 million in net proceeds from the sale of the ESG Business and Boeing retaining the value of any tax benefits that would arise from the sale of the ESG Business), subject to termination fees and other material transaction terms being negotiated and KLX granting Boeing exclusivity through April 27, 2018 with respect to a sale of the ASG Business. That same day, Citi sent an exclusivity letter to Goldman Sachs, which provided that KLX would negotiate a sale of the ASG Business on an exclusive basis with Boeing and cease all existing discussions and negotiations with any other entity with respect to a strategic transaction related to the ASG Business (but specifically excluding discussions relating to the ESG Business).

        Goldman Sachs updated KLX management and Freshfields regarding its call with the representative of Citi. KLX management instructed Goldman Sachs to respond asking for a revised draft of the merger agreement from Boeing and to negotiate for a purchase price of $71.00 per share.

        Following that discussion, a representative from Goldman Sachs called a representative from Citi to propose an offer of $71.00 per share for KLX and to request Boeing's revised draft of the merger agreement. The representative from Citi stated that Boeing would not increase its offer beyond $70.00 per share for KLX and indicated that Boeing's comments to the merger agreement would be forthcoming.

        On April 16, 2018, Party A submitted a revised draft of the merger agreement but did not submit a bid for the purchase of the ASG Business. In a discussion with Goldman Sachs, Party A indicated that it needed additional time to secure its financing and reiterated that its potential bid would likely be in the range of $69.00 - $69.50 per share.

        On April 17, 2018, a representative from Goldman Sachs spoke with Party A and told them that KLX had received a higher offer from another party. Party A indicated to Goldman Sachs that, at that time, it was still unable to make a definitive bid and that it expected its offer would be $69.50 per share.

        On April 17, 2018, a representative of Citi indicated to a representative of Goldman Sachs that Boeing wanted to participate in face-to-face negotiations with KLX and its advisors and reaffirmed that Boeing was willing to work quickly to execute definitive documentation if it was granted exclusivity.

        Later that day, a representative of Goldman Sachs spoke again with a representative of Citi, at which point the Citi representative stated that Boeing would not meet with KLX in person unless KLX agreed to enter into an exclusivity agreement with Boeing continuing through April 27, 2018, as previously proposed.

        Goldman Sachs subsequently communicated to Party A on April 17, 2018 that KLX was considering entering into an exclusivity agreement with another bidder. Party A reiterated that it needed further time to finalize its financing and remained unable to submit a definitive bid at such time.

        Also later on April 17, 2018, KLX management and representatives from Goldman Sachs and Freshfields discussed the request from Boeing to enter into an exclusivity agreement. The participants discussed Party A's inability to submit a definitive bid at such time and the lack of certainty of the offer price from Party A due to the extent and nature of Party A's financing. Those factors were weighed against Boeing's offer and Boeing's readiness to move quickly towards executing a definitive merger agreement. After this discussion, Mr. Khoury communicated with each of the members of the KLX Board individually and informed them that KLX intended to execute an exclusivity agreement with Boeing, pursuant to which KLX and its representatives would agree to cease all existing negotiations, discussions and communications with any other person or entity with respect to any alternative strategic transaction (to that being contemplated with Boeing), other than a transaction involving solely the ESG Business, until 11:59 PM (Eastern Time) on April 27, 2018. Later that day, KLX executed such exclusivity agreement with Boeing.

        Also on April 17, 2018, KLX management held a call with representatives from Goldman Sachs and Freshfields at which Goldman Sachs discussed the viability of and considerations related to the spin-off. Goldman Sachs discussed the ESG Business's anticipated revenue and EBITDA for 2018 and 2019, the expected reaction from the market following a possible announcement of a spin-off, comparable publicly traded entities and the potential costs associated with a spin-off.

        During this time period, revised proposals for the ESG Business were received. On April 17, 2018, Party U submitted a revised proposal for the ESG Business, which reflected a purchase price of $320 million and fewer requested capital expenditure adjustments. The funding for this proposal remained uncertain. On April 18, 2018, Party X submitted a revised offer, which reflected a purchase price of $325 million and contemplated additional financing. Both ESG bidders indicated to Goldman

Sachs that their valuations were constrained as debt financing remained difficult for oilfield-related businesses.

        On April 18 and 19, 2018, KLX management met with representatives of Boeing (including Mr. Kent Fisher, Boeing's vice president of corporate development) at Freshfields' offices in New York. Representatives of Goldman Sachs, Freshfields, Citi and Kirkland also participated in these meetings.

        On the first day of meetings, KLX and Boeing discussed the potential spin-off of the ESG Business in light of disappointing offers received for the ESG Business, including the impact of any such spin-off on the proposed transaction terms. The parties also addressed open issues on the merger agreement and negotiated various provisions, including those dealing with termination fees, termination rights, conditions to closing, employee retention agreements, interim operating covenants and certain tax matters. In the context of various termination provisions, the parties negotiated termination fees (including a termination fee if the spin-off did not occur by January 11, 2019, if Boeing had already received regulatory approval for the merger). Boeing also agreed to a $175 million reverse termination fee in the event that antitrust approval was not obtained and to shorten the time period for regulatory approval from 18 months to 15 months.

        On April 18, 2018, Party A submitted a revised proposal to purchase KLX for $70.00 per share. This purchase price assumed $300 million in proceeds from a sale of the ESG Business as well as the retention by KLX of tax losses triggered by such sale. As KLX was bound by the exclusivity agreement with Boeing, neither KLX nor its representatives responded to this proposal.

        On April 19, 2018, during the morning of the second day of negotiations with Boeing, the KLX Board conducted a telephonic meeting in which KLX management and representatives of Goldman Sachs and Freshfields participated. Goldman Sachs reviewed the process that had been conducted to date and summarized the upward price movements in bids from Party A and Boeing that had occurred during the course of the process. Freshfields reviewed the fiduciary duties of the KLX Board under Delaware law. Mr. Khoury reviewed with the KLX Board Boeing's position that it would not increase its valuation further and that it would not meet or enter into further negotiations unless KLX agreed to negotiate exclusively with Boeing, that Party A had not yet submitted a formal bid and indicated it would need more time to finalize its bid, and, given those facts, KLX had entered into an exclusivity agreement with Boeing. Goldman Sachs provided an update to the KLX Board of the previous day's discussions with Boeing and its advisors.

        Goldman Sachs also provided the KLX Board with an update on the bid that Party A submitted on April 18, 2018. Goldman Sachs informed the KLX Board of its view that it was unlikely that Party A would be able to increase its offer given its financing structure, that it required any tax loss incurred upon a sale of ESG to remain as an asset of the ASG Business and that it was unaware from any conversations with KLX that a spin-off was being considered.

        The KLX Board then discussed how best to maximize the value of KLX's assets, the potential value represented by the proposed spin-off and the timing of the two transactions—a sale of KLX following either a sale of the ESG Business or a spin-off. Mr. Khoury also discussed the need to ensure that the ESG Business was well capitalized at the time of a spin-off and that the retention of tax attributes by the ESG Business would be of significant value to the ESG Business going forward, anticipating that these issues would be the subject of discussion in the second day of in-person negotiations with Boeing. KLX management and the KLX Board discussed the benefits of the timing of selling the ASG Business, given the strength of the aerospace industry and the attractive offer from Boeing, as well as the drawbacks to the timing of selling the ESG Business, given rapidly improving market conditions in the energy industry, the public market valuations of comparable companies based upon forecasted 2018 and 2019 financial performance and the positive outlook of the ESG Business in light of, among other things, updated EBITDA projections for that business. These factors were considered by the KLX Board and weighed against the bids received to date (which were impacted by the bidders' difficulties in obtaining financing due to the fact that their bids were based largely on performance during the trailing twelve month period and current quarter annualized financial results, as well as fixed asset liquidation values that, in each case, KLX management did not believe captured the current going concern value of the ESG Business or its prospects). This juxtaposition further informed the KLX Board's conclusion that the spin-off provided greater value to stockholders when compared with a sale of the ESG Business at this time. Members of the KLX Board expressed their support for the spin-off of the ESG Business.

        The KLX Board concluded the meeting by authorizing management to negotiate the best strategic transaction possible, assuming a spin-off of the ESG Business, subject in all cases to approval by the KLX Board of any changes in price and of final contractual terms.

        During the second day of negotiations between KLX and Boeing, the parties discussed the effect of a spin-off of the ESG Business on Boeing's offer of $70.00 per share for KLX, as Boeing would not receive $300 million in cash from an ESG sale that it had assumed and would not receive tax benefits related to such a sale that Boeing stated were also assumed in its proposed valuation. Management of KLX also discussed the need to capitalize the ESG Business at the time of the spin-off and its desire to maintain for the benefit of the ESG Business any tax losses generated upon the spin-off of the ESG Business. The parties agreed that, given the amount of cash from the sale of the ESG Business assumed in Boeing's offer for KLX, the price for KLX after giving effect to the spin-off was $64.00 per share. In negotiations, the parties agreed that the ESG Business could be capitalized with $50 million of cash prior to completing the spin-off and that any tax loss generated from the spin-off would be an asset of the ESG Business, provided that if a tax gain was generated in connection with the spin-off, the ESG Business would indemnify KLX for any taxes paid on such gain payable in either stock or cash, at the option of the ESG Business. Given those negotiations, the parties agreed that the per share offer price for KLX, assuming the spin-off with the benefit of the $50 million cash contribution and with the value of the tax loss to be for the account of the ESG Business, would be $63.00 per share.

        On April 20, 2018, the KLX Board conducted another telephonic meeting in which KLX management and representatives of Goldman Sachs and Freshfields also participated. During this meeting, Goldman Sachs and Freshfields updated the KLX Board on the negotiations that had taken place with Boeing in New York and on the agreements that had been reached, in particular with respect to (1) the per share price of $63.00, (2) the retention of the tax loss by the ESG Business for the benefit of KLX stockholders (which KLX management believed would shelter $32 million per year of income over the next nine years) and (3) the fact that KLX would capitalize the ESG Business with $50 million in connection with the spin-off. During the meeting, the KLX Board was informed that Boeing requested an extension of the exclusivity agreement from Friday (April 27, 2018) to Monday (April 30, 2018). Mr. Khoury informed the KLX Board that the Chairman and CEO of Boeing, Mr. Dennis A. Muilenburg, had called him the day before to express his support for the prospect of adding KLX to Boeing's business.

        In order to preserve the progress achieved through the in-person negotiations with Boeing and in recognition of the time required to finalize a strategic transaction, the KLX Board voted to authorize management to continue to negotiate a sale of the ASG Business to Boeing and to extend the exclusivity agreement with Boeing so that it would expire at 11:59 PM (Eastern Time) on April 30, 2018. In making such determination, the KLX Board considered, among other things, the terms and viability of Party A's bid, the progress in the negotiations with Boeing and the uncertainty that would ensue if the exclusivity period expired and KLX re-engaged with Party A.

        On April 20, 2018, and over the course of the next several days, KLX granted certain Boeing personnel access to the virtual data room's "clean room" in order to finalize its due diligence.

        On April 21, 2018, Boeing and KLX executed an extension of the exclusivity letter previously executed on April 17, 2018, which extended the period of exclusivity to 11:59 PM (Eastern Time) on

April 30, 2018, in order to provide the parties time to complete negotiations with respect to a potential strategic transaction between KLX and Boeing.

        On April 23, 2018, members of Boeing's senior management contacted Mr. John Cuomo, Vice President and General Manager of the ASG Business, to discuss Mr. Cuomo's willingness to remain with KLX following the effective time of the merger. Mr. Cuomo retained Wilson Sonsini Goodrich & Rosati P.C. ("Wilson Sonsini") to advise him regarding the terms of any future employment with KLX following the effective time of the merger. Mr. Cuomo subsequently informed KLX management of the possibility that he would continue to work for KLX following the effective time of the merger.

        On April 23, 2018, Freshfields circulated to KLX, Boeing and Kirkland a list of outstanding issues to be negotiated between the parties. On April 24, 2018, Freshfields and representatives of KLX held a telephonic discussion regarding the issues list. In the afternoon of April 24, 2018, representatives of KLX, representatives of Freshfields, representatives of Boeing and representatives of Kirkland held another discussion on the issues list.

        On April 24, 2018, the representatives from KLX and Boeing discussed outstanding items in the merger agreement by phone. Both parties' legal counsel participated in the discussions.

        Between April 24, 2018 and April 27, 2018, Freshfields and Kirkland held a series of conference calls to discuss outstanding issues pertaining to antitrust filings, taxes and the transaction documents generally and exchanged a series of drafts of the merger agreement and ancillary agreements, including documentation affecting the spin-off. During this period, the open issues on which discussions between the parties focused included, among others: the timing of the spin-off; conditionality in the merger agreement; the ESG Business tax indemnity; transaction expenses; the necessity of operating the ESG Business in the ordinary course of business during the period between signing and closing; obtaining the consent of lenders under KLX's credit facility; and obtaining consent of KLX's noteholders under KLX's notes (in both cases, in order to permit the consummation of the spin-off earlier than at the closing of the merger); the right to cash flow generated in the ESG Business during the period between signing the merger agreement and the consummation of a potential transaction for the ESG Business; employee awards and severance matters; and the level of guaranteed employee compensation during a period following closing.

        On April 25, 2018, Mr. Fisher contacted Mr. Khoury to convey that Boeing wanted to terminate Mr. Khoury's consulting agreement with KLX, dated May 25, 2017, which would otherwise have become effective upon closing of the merger agreement. In exchange for terminating this consulting agreement, Boeing suggested that Mr. Khoury would receive a one-time cash payment, payable upon closing of the merger. Mr. Fisher stated that finalization of this arrangement was for Boeing a condition to signing the merger agreement. Mr. Khoury was represented in ensuing negotiations with Boeing by Paul, Weiss, Rifkind, Wharton & Garrison LLP ("Paul Weiss"). Paul Weiss also represented senior management of KLX in their discussions with the compensation committee of the KLX Board.

        On April 27, 2018, the KLX Board conducted a telephonic meeting. Representatives of Goldman Sachs and Freshfields also participated. The representatives of Goldman Sachs discussed in detail the financial features of the contemplated strategic transaction with Boeing. They provided financial analyses and information regarding KLX, the ASG Business, and the aerospace and defense industry, including recent transaction multiples data.

        Goldman Sachs also discussed the spin-off and the contemplated distribution of shares in a publicly traded entity comprising the ESG Business, including their expectations as to how shares in such a publicly traded entity would trade in the short-term and long-term. They discussed several methods of valuing the ESG Business and concluded that the spin-off represented a higher value to stockholders when compared to a sale based on the offers received from bidders for the ESG Business. The KLX Board then engaged in a discussion with Goldman Sachs about the overall value to stockholders represented by a merger and subsequent spin-off, other practical considerations involved in a spin-off as an alternative to a sale and how the timing of a spin-off would affect a strategic transaction for the ASG Business.

        Also at the meeting, Freshfields discussed the KLX Board's fiduciary duties under Delaware law, discussed in detail the transaction documents and provided an update on the progress of negotiations with Boeing. The presentation by Freshfields in respect of the transaction documents focused on, among other topics, potential regulatory risks associated with the transaction and how they had been addressed in the merger agreement, fiduciary protections included in the merger agreement and termination rights afforded to the parties. Freshfields also discussed the several ancillary agreements being negotiated in connection with the spin-off. Following each of the presentations by Goldman Sachs and Freshfields, the directors asked a number of questions and a discussion ensued. Following this discussion, Mr. Khoury advised that Boeing was interested in retaining Mr. Cuomo and confirmed Mr. Cuomo's willingness to remain with KLX pursuant to the terms of an employment agreement to be negotiated and executed at or immediately prior to signing of the merger agreement.

        On April 27, 2018, the compensation committee of the KLX Board held a telephonic meeting in which its independent counsel, Proskauer, participated. A representative of Proskauer began the meeting by previewing for the committee the proposed meeting agenda items regarding the consideration of potential transaction bonus payments to KLX senior management and reviewed with the committee their discussions of such payments at prior committee meetings held on February 16, 2018, March 6, 2018 and March 16, 2018. At these prior meetings, the committee had reviewed certain reports and analyses with its independent compensation consultant, Pearl Meyer, regarding transaction bonus market practice and the compensation the executives would otherwise be entitled to receive upon a change in control transaction pursuant to existing agreements. Freshfields participated at the beginning of the meeting to provide an update on communications between KLX and Boeing regarding potential transaction bonus payments to senior management under consideration by the committee. Freshfields reported that KLX had previously disclosed to Boeing that the compensation committee was considering a potential transaction bonus of up to one percent (1%) of the transaction value (including the value of the ESG Business spin-off or sale) and had made available to Boeing the Section 280G analyses and calculations relating to the proposed bonus payments (which analyses and calculations were previously prepared for KLX senior management and shared with compensation committee members), as well as a form of transaction bonus agreement that was being considered. The representative of Freshfields informed the committee that neither Boeing nor any of its representatives had objected to or raised any concerns regarding the proposed transaction bonus payments or the forms of agreements.

        Following Freshfields' departure from the meeting, the committee members continued their discussion regarding potential transaction bonus payments to senior management in connection with a strategic transaction with Boeing in recognition of KLX's strong performance and return to stockholders. Among other topics, the committee members agreed that, provided certain conditions were met, senior management should receive transaction bonuses payable at the close of the transaction in order to (1) reward senior management for their efforts towards the success of KLX and the returns to its stockholders, including a recognition of the financial return achieved for KLX stockholders by the proposed sale of the aeronautics portion of the business to Boeing and the introduction of the alternative approach of a spin-off of the ESG Business, (2) reward them for their willingness to enter into restrictive covenant agreements with KLX on terms satisfactory to Boeing, (3) incentivize senior management to facilitate the successful and satisfactory consummation of the transactions contemplated under the proposed merger agreement with Boeing, including a successful spin-off or sale of the ESG Business, and (4) retain senior management's services through the consummation of the merger and spin-off transactions. The approval of the transaction bonus payments was conditioned on the execution by KLX of the merger agreement with Boeing and Boeing not requiring a purchase price reduction in respect of such bonuses.

        Between April 24, 2018 and April 28, 2018, Mr. Cuomo and his counsel, Wilson Sonsini, negotiated with members of Boeing management regarding the terms of his future employment. On April 28, 2018, Mr. Cuomo notified KLX's senior management that he had accepted Boeing's offer of employment. On April 29, 2018, Mr. Cuomo formally accepted Boeing's offer by countersigning and delivering an offer letter outlining the terms of his employment.

        Over the weekend of April 27, 2018 to April 30, 2018, KLX, Boeing, Kirkland and Freshfields, and various combinations of the foregoing parties, held several negotiation and drafting calls to finalize the terms of the proposed transactions and resolve outstanding issues. The topics discussed over this weekend included, among other things: the operation of the ESG Business during the period between signing and closing; responsibility for transaction expenses associated with the spin-off and transaction expenses in general; the standard of the bring-down of certain representations and warranties; termination fees; tax-related indemnities associated with the spin-off; the requirement to obtain noteholder and lender consent in order to consummate the spin-off earlier than the closing of the merger; and employee compensation.

        In the afternoon of April 30, 2018, Freshfields circulated an execution version of the merger agreement to the KLX Board, KLX senior management and Goldman Sachs, which also included an update to previous drafts received and reviewed by the KLX Board.

        Later that day, the KLX Board conducted a telephonic meeting. Representatives of Goldman Sachs and Freshfields also participated in the meeting. Freshfields provided an overview of the negotiation process since the last board meeting and discussed changes made to the draft of the merger agreement since the last board meeting, including changes made to accommodate Boeing's specific requests in relation to the bring-down at closing of certain representations and warranties. Freshfields also provided an overview of changes in the merger agreement since the last board meeting relating to the treatment of KLX employees. During these discussions, the directors asked questions relating to specific terms in the merger agreement, including interim operating covenants, the treatment of employees, termination provisions, representations and warranties and conditions to closing. Freshfields also provided an overview of the changes to the distribution agreement and other ancillary agreements related to the spin-off and discussed transitional arrangements for the ESG Business if the spin-off occurred prior to the merger closing. Freshfields also informed the KLX Board that Boeing had recently requested that Mr. Khoury terminate his post-merger consulting arrangements for a sum to be paid at closing and that Boeing had stated that such an agreement on termination was a condition to it signing the merger agreement. Freshfields summarized the proposed terms of such termination and informed the KLX Board that such terms had been negotiated between Mr. Khoury's counsel Paul Weiss and Boeing's counsel Kirkland. The directors raised several questions pertaining to the terms of the agreements and the negotiation process. Freshfields then reviewed the Board's fiduciary duties under Delaware law.

        Goldman Sachs then reviewed with the KLX Board its financial analysis of the merger consideration provided for in the merger agreement and delivered to the KLX Board its oral opinion, which was subsequently confirmed in writing, to the effect that, as of such date and based upon and subject to the factors and assumptions set forth in its written opinion, the $63.00 in cash per share to be paid to the holders (other than Boeing and its affiliates) of shares of KLX common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders.

        After further discussion, the KLX Board approved the merger, the merger agreement, the spin-off, the ancillary agreements and the amendment to the employment agreement of the CEO of KLX, subject to finalization of the ancillary documents in a form satisfactory to management of KLX.

        Later in the evening of April 30, 2018, KLX and Boeing executed and delivered the merger agreement.

        Early in the morning on May 1, 2018, KLX and Boeing each publicly announced the entry into the merger agreement.

Recommendation of the KLX Board and Reasons for the Merger

Recommendation of the KLX Board

        The KLX Board unanimously recommends that KLX stockholders vote "FOR" the merger proposal.

        By unanimous vote, the KLX Board, at a meeting held on April 30, 2018, with the advice and assistance of KLX management and KLX's legal counsel and financial advisor, determined that it is advisable and in the best interests of KLX and KLX stockholders to enter into the merger agreement and unanimously approved the merger agreement and the transactions contemplated by the merger agreement, including the merger, and resolved to recommend the adoption of the merger agreement by KLX stockholders and to submit the adoption of the merger agreement to a vote at a meeting of KLX stockholders. The KLX Board unanimously recommends that KLX stockholders vote "FOR" the merger proposal, "FOR" the named executive officer merger-related compensation proposal and "FOR" the adjournment proposal.

        When you consider the KLX Board's recommendation, you should be aware that KLX's directors and executive officers may have interests in the merger that may be different from, or in addition to, those of KLX stockholders. For more information about such interests, see below under the heading "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger."

  Reasons for the Merger

        In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement and the related spin-off transaction documents, the KLX Board consulted with KLX's senior management, its outside legal counsel and its financial advisor and considered a number of substantive factors and potential benefits of the merger. In recommending that KLX stockholders vote their shares of KLX common stock in favor of adoption of the merger agreement and the merger, the KLX Board considered the following material factors and potential benefits of the merger and the other transactions contemplated by the merger agreement (not necessarily in order of relative importance), each of which it believed supported its decision:

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  The KLX Board's familiarity with KLX's business, operations, assets, properties, business strategy and competitive position, and the nature of the industries in which KLX operates, industry trends and economic and market conditions, both on a historical and on a prospective basis;

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  The financial condition and prospects of KLX, as well as the risks involved in achieving those prospects and the risks and uncertainties associated with operating KLX's business, including:

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  current industry dynamics and the future of the aerospace industry generally, including risks described in KLX's filings with the SEC;

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  certain macroeconomic factors, including the impact of growth driven by air travel demand for OEM and aftermarket services, growth in U.S. defense spending budgets, improvements in the energy industry and how these factors impact KLX; and

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  KLX's current financial plan;

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  The extensive and thorough process that KLX undertook to review its industry position and to evaluate its strategic alternatives, which KLX first disclosed publicly on December 22, 2017, and included the assistance of KLX's financial advisor, Goldman Sachs;

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  That, prior to authorizing execution of the merger agreement, the KLX Board, with the assistance of management and advice from KLX's financial and legal advisors, had considered alternatives, including continuing to operate KLX under its current structure, approaching other potential acquisition targets and the possibility of strategic transactions involving the entire business or only a portion of the business with third parties (other than Boeing and including competitors), and in this regard, specifically considered the risks and uncertainties associated with each such alternative;

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  Following review and consideration of KLX's business plan and the prospects of KLX on a standalone basis, as well as the prospects of KLX Energy Services after giving effect to the proposed transaction, the KLX Board's belief that the consummation of the merger and the spin-off would deliver superior value to KLX stockholders when compared to KLX on a standalone basis (taking into account the risks inherent in the stand-alone strategy, including with respect to the capital structure and scale of KLX on a stand-alone basis) and the pursuit of other potentially actionable strategies or transactions;

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  The fact that, following extensive negotiations, KLX was able to increase Boeing's purchase price to $63.00 in cash for KLX (after giving effect to the spin-off), which, after consultation with its financial advisor, the KLX Board believes was the maximum price at which Boeing would transact;

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  The KLX Board's assessment that the merger consideration of $63.00 per share in cash to be paid in the merger represented the highest valuation ascribed to the ASG Business in the process that KLX undertook to explore its strategic alternatives and was attractive in comparison to KLX's value on a standalone basis (in each case after giving effect to the spin-off);

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  The fact that the per share value of $63.00 per share to be received by KLX stockholders pursuant to the merger represents a valuation of the ASG Business at a multiple of 15.7 times KLX's LTM EBITDA for the 2017 fiscal year and 14.3 times KLX's estimated adjusted EBITDA for the 2018 fiscal year.

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  That the merger consideration would be paid solely in cash, which provides certainty and immediate liquidity and value to KLX stockholders and enabled KLX stockholders to realize an attractive per share equity value;

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  The fact that no party submitted any proposal to acquire KLX that was not conditioned on the separate disposal of the ESG Business and that KLX preserved the ability to spin-off KLX Energy Services to KLX stockholders;

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  The KLX Board's assessment that, after reviewing proposals from third parties to acquire the ESG Business, the KLX Energy Services common stock to be received by KLX stockholders in the spin-off represented the highest valuation ascribed to the ESG Business in the process that KLX undertook to explore its strategic alternatives and would provide such stockholders with the opportunity to continue to participate in any future earnings or growth of the ESG Business and to benefit from any appreciation in the value of the ESG Business, including any appreciation in value that could be realized as a result of improvements to the operations of the ESG Business or as a standalone strategic asset after the spin-off;

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  The benefits that KLX and its advisors were able to obtain during extensive negotiations with Boeing, including, with respect to the ASG Business, a significant increase in Boeing's offer price per share (after giving effect to the spin-off) and improved terms of the merger agreement, and with respect to the ESG Business, $50 million to capitalize KLX Energy Services prior to the spin-off and the retention of certain tax benefits by KLX Energy Services;

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  The financial analyses reviewed and discussed with the KLX Board by representatives of KLX's financial advisor, Goldman Sachs, at numerous meetings of the KLX Board;

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  Goldman Sachs' oral opinion rendered to the KLX Board on April 30, 2018, which was subsequently confirmed in writing, to the effect that, as of the date thereof and based upon and subject to the factors and assumptions set forth in Goldman Sachs' written opinion, the $63.00 in cash per share to be paid to the holders (other than Boeing and its affiliates) of shares of KLX common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described below under the heading "The Merger Proposal (Proposal 1)—Opinion of Goldman Sachs & Co. LLC" and as set forth in the full text of such opinion attached to this proxy statement as Annex B;

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  The business reputation and capabilities of Boeing and its management;

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  The structure, terms and conditions of the merger, the merger agreement and related transaction documents, including:

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  The ability of the KLX Board to withdraw or modify its recommendation of the merger or the merger agreement, or to recommend, adopt or approve a "Company Acquisition Proposal" that constitutes a "Superior Proposal" or upon the occurrence of an "Intervening Event" (as such terms are defined in the merger agreement and described in this proxy statement under the heading "The Merger Agreement—Restrictions on Solicitation of Acquisition Proposals"), in each case, if the failure to take such action would be inconsistent with the KLX Board's fiduciary duties and subject to payment by KLX of a termination fee of $105 million to Boeing (as discussed in this proxy statement under the headings "The Merger Agreement—Restrictions on Solicitation of Acquisition Proposals," "The Merger Agreement—Termination of the Merger Agreement" and "The Merger Agreement—Termination Fees and Expenses");

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  The KLX Board's assessment that the termination fee described above was reasonable in light of, among other matters, the benefits of the merger to KLX stockholders, the number of parties whom Goldman Sachs contacted in connection with KLX's review of strategic alternatives, the number of parties who ultimately participated in KLX's strategic review process, the market range for such termination fees in similar transactions with similar facts and circumstances and that a termination fee of such size would not be a meaningful deterrent to third parties making alternative acquisition proposals;

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  The fact that in the event of a failure of the merger to be consummated due to Boeing's failure to obtain antitrust clearance, Boeing will pay KLX a reverse termination fee of $175 million without KLX having to establish damages (as discussed in this proxy statement under the headings "The Merger Agreement—Termination of the Merger Agreement" and "The Merger Agreement—Termination Fees and Expenses");

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  That there is no financing condition to the completion of the merger;

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  That the merger agreement permitted KLX to sell the ESG Business to a third party in lieu of the spin-off at KLX's election made within 30 days of signing the merger agreement;

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  The fact that the merger agreement has customary terms for the acquisition of a U.S. publicly traded company and was the product of extensive arm's-length negotiation by KLX and its professional advisors and Boeing and its professional advisors;

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    The fact that Boeing committed to providing KLX employees with continuation of certain benefits and salary for a period of time after the merger is completed; and

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    That the merger agreement is subject to adoption by, and the merger is subject to the approval of, KLX stockholders;

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  That KLX stockholders who vote against the merger may be entitled to demand appraisal of the fair value of their shares under the DGCL (as discussed in this proxy statement under the heading "The Merger Proposal (Proposal 1)—Appraisal Rights");

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  That KLX Energy Services would be capitalized with $50 million cash prior to the spin-off and would have the ability to obtain further liquidity from equity and debt sources prior to or following the completion of the spin-off;

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  That the merger agreement was unanimously approved by the KLX Board, which, with the exception of the Chairman and CEO, is comprised entirely of independent directors who are not employees of KLX or any of its subsidiaries, and which retained and received advice from KLX's outside financial and legal advisors in evaluating, negotiating and recommending the terms of the merger agreement; and

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  The KLX Board's assessment that prolonging the strategic review process further could have resulted in the loss of a favorable opportunity to successfully consummate a transaction on terms favorable to KLX stockholders and would have distracted senior management from implementing KLX's business plan.

        The KLX Board also considered and balanced against the potential benefits of the merger and the other transactions contemplated by the merger agreement a number of uncertainties and risks concerning the merger and the other transactions contemplated by the merger agreement, including the following (not necessarily in order of relative importance):

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  That the spin-off of the ESG Business would be taxable to KLX and that the spin-off and the merger will be taxable to KLX stockholders for U.S. federal income tax purposes;

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  That, as KLX will no longer exist as an independent public company, KLX stockholders will forgo any future increase in the ASG Business's value that might result from the ASG Business's earnings or possible growth within KLX as an independent company;

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  That it may not be possible to accurately estimate the value of KLX Energy Services common stock in advance of an active trading market for it;

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  The possibility that the share price of KLX Energy Services could decline after the spin-off to KLX stockholders, reducing the overall value proposition of the transaction;

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  That, under specified circumstances, KLX may be required to pay a termination fee in the event the merger agreement is terminated (as discussed in this proxy statement under the headings "The Merger Agreement—Termination of the Merger Agreement" and "The Merger Agreement—Termination Fees and Expenses");

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  The possibility that the $105 million termination fee payable by KLX to Boeing if the KLX Board withdraws or modifies its recommendation of the merger or the merger agreement, or recommends, adopts or approves a "Company Acquisition Proposal" that constitutes a "Superior Proposal" or upon the occurrence of an "Intervening Event" (as such terms are defined in the merger agreement and described in this proxy statement under the heading "The Merger Agreement—Restrictions on Solicitation of Acquisition Proposals"), could discourage other potentially-interested parties from making a competing offer (although the KLX Board believed that all potentially interested parties were contacted in connection with KLX's review of its strategic alternatives and the termination fee was reasonable in amount and would not unduly deter any other party that might be interested in making a competing proposal);

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  The fact that KLX will only be able to distribute the shares of KLX Energy Services to KLX stockholders if it has sufficient surplus out of which such a distribution may be made as required under applicable law;

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  The risk that the spin-off (or the sale of the ESG Business to a third party in lieu thereof if KLX had so elected within 30 days of the date of signing the merger agreement) could be completed, but the merger could fail to close such that KLX would continue to operate as a standalone company without the ESG Business and, in such scenario, that KLX's management bandwidth would be constrained running two separate publicly traded companies;

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  The fact that the consummation of the spin-off prior to the completion of the merger will require the consent of the holders of KLX's 5.875% Senior Notes due 2022 and the consent of the lenders under KLX's credit agreement with JPMorgan Chase Bank;

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  If the merger is not consummated, KLX will be required to pay its own expenses associated with the merger agreement and the transactions contemplated thereby;

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  The significant costs involved in connection with entering into and completing the merger, the spin-off and the transactions contemplated thereby, and the substantial time and effort of management required to complete the merger, which may disrupt KLX's business operations;

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  The risk that the announcement and pendency of the merger may harm relationships with KLX's employees, customers, suppliers and strategic partners and may divert management and employee attention away from the day-to-day operation of KLX's business;

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  The restrictions on the conduct of KLX's business prior to the completion of the merger, which could delay or prevent KLX from realizing certain business opportunities or taking certain actions with respect to KLX's operations it would otherwise take absent the pending merger;

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  That the merger and the related transactions require regulatory approval to complete such transactions and the risk that the applicable governmental agencies may seek to impose unfavorable terms or conditions, or otherwise fail to grant, such approvals;

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  The fact that the $175 million reverse termination fee is only required to be paid by Boeing in certain instances where the merger agreement is terminated (as discussed in this proxy statement under the headings "The Merger Agreement—Termination of the Merger Agreement" and "The Merger Agreement—Termination Fees and Expenses");

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  The possibility that the merger might be delayed or might not be consummated and the adverse impact such event would have on KLX and its business;

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  That KLX stockholders may not approve the transaction;

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  That, even if the merger agreement is adopted by, and the merger is approved by, KLX stockholders, there can be no assurance that all other conditions to the parties' obligations to complete the merger will be satisfied;

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  That KLX's directors and executive officers may have interests in the merger that may be different from, or in addition to, those of KLX stockholders (for more information about such interests, see below under the heading "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger"); and

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  Risks of the type and nature described under the section titled "Cautionary Statement Regarding Forward-Looking Statements."

        While the KLX Board considered potentially positive and potentially negative factors, the KLX Board concluded that, overall, the potentially positive factors outweighed the potentially negative factors. Accordingly, the KLX Board unanimously determined that the merger agreement and the merger are advisable and fair to, and in the best interests of, KLX and its stockholders.

        The foregoing discussion is not intended to be an exhaustive list of the information and factors considered by the KLX Board in its consideration of the merger, but includes the material positive factors and material negative factors considered by the KLX Board in that regard. In view of the number and variety of factors and the amount of information considered, the KLX Board did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, individual members of the KLX Board may have given different weights to different factors. Based on the totality of the information presented, the KLX Board collectively reached the unanimous decision to approve and declare advisable the merger agreement and the merger in light of the factors described above and other factors that the members of the KLX Board felt were appropriate.

        Portions of this explanation of KLX's reasons for the merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section entitled "Cautionary Statement Regarding Forward-Looking Statements."

Opinion of Goldman Sachs & Co. LLC

        At a meeting of the KLX Board held on April 30, 2018, Goldman Sachs rendered its oral opinion to the KLX Board, subsequently confirmed in writing, to the effect that, as of April 30, 2018 and based upon and subject to the factors and assumptions set forth therein, the $63.00 in cash per share to be paid to the holders (other than Boeing and its affiliates) of shares of KLX common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Goldman Sachs, dated April 30, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of the KLX Board in connection with its consideration of the merger. The Goldman Sachs opinion is not a recommendation as to how any holder of KLX common stock should vote with respect to the merger or any other matter.

        In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

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  the merger agreement (including the attachments thereto);

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  KLX's registration statement on Form 10 dated August 29, 2014 relating to the spin-off of KLX from B/E Aerospace, Inc.;

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  annual reports to stockholders and Annual Reports on Form 10-K of KLX for the four fiscal years ended January 31, 2018;

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  certain interim reports to stockholders and Quarterly Reports on Form 10-Q of KLX;

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  certain other communications from KLX to its stockholders;

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  certain publicly available research analyst reports for KLX;

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  certain internal financial analyses and forecasts for KLX excluding the ESG Business prepared by its management, as approved for Goldman Sachs' use by KLX, which are referred to as the "Forecasts;" and

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  certain internal analyses prepared by the management of KLX relating to the net operating losses of KLX, as approved for Goldman Sachs' use by KLX, which are referred to as the "Tax Analyses."

        Goldman Sachs also held discussions with members of the senior management of KLX regarding their assessment of the past and current business operations, financial condition and future prospects of KLX; reviewed the reported price and trading activity for the shares of KLX common stock; compared certain financial and stock market information for KLX with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the distribution industry and the aerospace and defense industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

        For purposes of rendering its opinion, Goldman Sachs, with KLX's consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with KLX's consent that the Forecasts and the Tax Analyses were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of KLX. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of KLX or any of its subsidiaries, including KLX Energy Services, LLC, and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the transactions contemplated by the merger agreement and the spin-off transaction agreements (which includes, among other things, the merger and the distribution to KLX's stockholders of the outstanding shares of common stock of KLX Energy Services in accordance with the terms of the distribution agreement (the "distribution" and, together with the merger, are referred to in this section and in the section captioned "Summary—Opinion of Goldman Sachs & Co. LLC" beginning on page 7 of this proxy statement collectively as the "transactions")) will be obtained without any adverse effect on KLX or on the expected benefits of the transactions in any way meaningful to its analysis. Goldman Sachs has also assumed that the transactions will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

        Goldman Sachs' opinion does not address the underlying business decision of KLX to engage in the transactions or the relative merits of the transactions as compared to any strategic alternatives that may be available to KLX, nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs' opinion addresses only the fairness from a financial point of view to the holders (other than Boeing and its affiliates) of shares of KLX common stock, as of the date of the opinion, of the $63.00 in cash per share to be paid to such holders pursuant to the merger agreement. Goldman Sachs' opinion does not express any view on, and does not address, any other term or aspect of the merger agreement or the transactions (including the distribution) or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the transactions, including the spin-off transaction agreements, or any election made, or consideration payable, in connection therewith, the distribution, the fairness of the transactions to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of KLX, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of KLX, or class of such persons in connection with the transactions, whether relative to the $63.00 in cash per share to be paid to the holders (other than Boeing and its affiliates) of shares of KLX common stock pursuant to the merger agreement or otherwise. Goldman Sachs' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of the date of, the opinion and, Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which the shares of KLX Energy Services will trade at any time or as to the impact of the transactions on the solvency or viability of KLX, KLX Energy Services or Boeing or the ability of KLX, KLX Energy Services or Boeing to pay their respective obligations when they come due. Goldman Sachs' opinion was approved by a fairness committee of Goldman Sachs.

        The following is a summary of the material financial analyses delivered by Goldman Sachs to the KLX Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 25, 2018 and is not necessarily indicative of current market conditions.

        Implied Multiples Analysis.    Goldman Sachs calculated the implied equity value of KLX, which we refer to as the "Implied Equity Value," by multiplying the $63.00 in cash price per share of KLX common stock to be paid pursuant to the merger agreement by the total number of fully diluted shares of KLX common stock as of April 23, 2018, calculated using information provided by KLX management and reflecting the treatment of any dilutive securities in accordance with the merger agreement. The Implied Equity Value was $3,261 million. Goldman Sachs then calculated the implied enterprise value of KLX, which we refer to as the "Implied Enterprise Value," by adding to the Implied Equity Value the amount of KLX's net debt (defined as total debt less cash and cash equivalents) of $945 million as of January 31, 2018, as provided by KLX management, and $50 million of cash to be contributed by KLX to KLX Energy Services prior to the closing of the merger to capitalize KLX Energy Services pursuant to the merger agreement. The Implied Enterprise Value was $4,256 million.

        Using that information, Goldman Sachs calculated the Implied Enterprise Value as a multiple of:

  •
  KLX's earnings before interest, taxes, depreciation and amortization for the year ended January 31, 2018, as provided by KLX management, which is referred to below as "2017 EBITDA;"

  •
  estimates of KLX's earnings before interest, taxes, depreciation and amortization, as adjusted to add back certain non-recurring items, which we refer to as "Adjusted EBITDA," for the year ending January 31, 2019, as derived from the Forecasts, which is referred to below as "2018 Adjusted EBITDA;" and

  •
  estimates of KLX's earnings before interest, taxes, depreciation and amortization for the year ending January 31, 2020, as derived from the Forecasts, which is referred to below as "2019 EBITDA."

        The results of these calculations are as follows:

Implied Enterprise Value as a Multiple of:	Multiple
2017 EBITDA	15.7x
2018 Adjusted EBITDA	14.3x
2019 EBITDA	13.2x

        Selected Companies Analysis.    Goldman Sachs reviewed and compared certain financial information for KLX to corresponding financial information, ratios and public market multiples for the following publicly traded companies in the distribution industry (referred to as "Distribution Peers") and the aerospace and defense industry (referred to as "Select MRO Player and Aerospace Supplier Peers" and, together with the Distribution Peers, collectively referred to as the "selected companies"):

  Distribution Peers:

  •
  Applied Industrial Technologies, Inc.;

  •
  Fastenal Company;

  •
  Genuine Parts Company;

  •
  MSC Industrial Direct Co., Inc.;

  •
  Wesco Aircraft Holdings, Inc.;

  •
  WESCO International, Inc.; and

  •
  W.W. Grainger, Inc.

  Select MRO Player and Aerospace Supplier Peers:

  •
  AAR Corp.;

  •
  BBA Aviation Plc;

  •
  Esterline Technologies Corporation;

  •
  Heico Corporation;

  •
  MTU Aero Engines Holding AG;

  •
  Meggitt PLC;

  •
  MOOG Inc.; and

  •
  Woodward, Inc.

        Although none of the selected companies is directly comparable to KLX, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of KLX.

        Goldman Sachs calculated and compared various financial multiples and ratios based on information it obtained from SEC filings, Bloomberg market data and Institutional Brokers' Estimate System ("IBES") estimates as of April 25, 2018 and, in the case of KLX, both IBES estimates and the Forecasts. With respect to its analysis, Goldman Sachs calculated for KLX and the selected companies:

  •
  Enterprise Value (which is defined as the equity value, calculated using the fully diluted number of shares, plus total debt, less total cash and cash equivalents), which we refer to as "EV;" and

  •
  EV as multiples of, in the case of KLX, 2018 Adjusted EBITDA and 2019 EBITDA and, in the cases of the selected companies, estimated adjusted earnings before interest, taxes, depreciation and amortization, which we refer to as "adjusted EBITDA," calendarized for the years ended January 31, 2019 and January 31, 2020 (or, in the case of the adjusted EBITDA for Genuine Parts Company, December 31, 2019), which are referred to below in all cases as "2018 EV/adjusted EBITDA" and "2019 EV/adjusted EBITDA," respectively.

        The results of these analyses are summarized as follows:

	2018 EV/adjusted EBITDA		2019 EV/adjusted EBITDA(1)
	Range	Median	Range	Median
Distribution Peers	9.7x - 13.2x	11.2x	8.9x - 12.3x	10.3x
Select MRO Player and Aerospace Supplier Peers	8.6x - 23.1x	10.4x	8.0x - 21.4x	9.7x

(1)
2019 EV/adjusted EBITDA multiple not available for Applied Industrial Technologies, Inc.

        Based on its review of the Distribution Peers and its professional judgment and experience, Goldman Sachs applied a reference range of 2018 EV/adjusted EBITDA multiples of 10.0x to 13.5x to KLX's 2018 Adjusted EBITDA to derive a reference valuation range per share of KLX common stock of $38.25 to $58.50 (rounded to the nearest $0.25).

        Based on its review of the Select MRO Player and Aerospace Supplier Peers and its professional judgment and experience, Goldman Sachs applied a reference range of 2018 EV/adjusted EBITDA multiples of 10.0x to 13.0x to KLX's 2018 Adjusted EBITDA to derive a valuation range per share of KLX common stock of $38.25 to $55.50 (rounded to the nearest $0.25).

        Illustrative Discounted Cash Flow Analysis.    Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on KLX. Using discount rates ranging from 9.0% to 10.0%, reflecting estimates of KLX's weighted average cost of capital, Goldman Sachs discounted to present value as of January 31, 2018 (i) estimates of unlevered free cash flow for KLX for the period from January 31, 2018 through January 31, 2023, as reflected in the Forecasts, and (ii) a range of illustrative terminal values for KLX, which were calculated by applying perpetuity growth rates ranging from 2.5% to 3.5% to a terminal year estimate of the unlevered free cash flow to be generated by KLX, as reflected in the Forecasts (which analysis implied exit terminal year Adjusted EBITDA (which is adjusted to add back stock-based compensation expense) multiples ranging from 9.5x to 13.0x). Goldman Sachs derived the illustrative discount rate range by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the company's target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the U.S. financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. In addition, using an illustrative discount rate of 9.5%, reflecting an estimate of KLX's weighted average cost of capital, Goldman Sachs discounted to present value as of January 31, 2018 the estimated cash tax benefits of KLX's federal net operating losses ("NOLs") and its amortization of goodwill for the period from January 31, 2018 through January 31, 2032, at an effective tax rate of 24% as per KLX management, as set forth in the Tax Analyses.

        Goldman Sachs then derived the range of illustrative enterprise values for KLX by adding the range of present values it derived above and the present value it derived for the estimated cash tax benefits of the federal NOLs and goodwill amortization. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for KLX the amount of net debt of KLX as of January 31, 2018, as provided by KLX management, and the amount of cash to be contributed to capitalize KLX Energy Services pursuant to the merger agreement, to derive a range of illustrative equity values for KLX. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of KLX common stock, as provided by KLX management as of April 23, 2018, to derive a range of illustrative present values per share of KLX common stock ranging from $48.50 to $69.50 (rounded to the nearest $0.25).

        Selected Transactions Analysis.    Goldman Sachs analyzed certain information relating to the following selected transactions in the distribution and the aerospace and defense industries since 2006 using information obtained from public filings, press releases and Wall Street research. For each of the selected transactions, Goldman Sachs calculated and compared the enterprise value of the target company disclosed publicly at the time of the announcement as a multiple of the target company's adjusted EBITDA for the twelve-month period ended prior to the transaction's announcement, which is referred to below as "EV/LTM adjusted EBITDA." While none of the companies in the distribution or the aerospace and defense industries that participated in the selected transactions is directly comparable to KLX, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of KLX's results, market size and product profile.

        The following tables present the results of these analyses:

  Distribution Selected Transactions:

Date Announced	Target	Acquirer	EV/LTM adjusted EBITDA
May 2006	Aviall, Inc.	The Boeing Company	14.7x
October 2007	Hagemeyer, N.V.	Rexel S.A.	14.1x
August 2014	Berlin Packaging LLC	Oak Hill Capital Partners	14.0x
July 2006	DT Group A/S	Wolseley plc	11.7x
May 2014	The Hillman Companies, Inc.	CCMP Capital, LLC	11.6x
January 2006	Hughes Supply, Inc.	The Home Depot, Inc.	11.3x
July 2015	Interline Brands, Inc.	The Home Depot, Inc.	11.3x
November 2017	Stark Group	Lone Star Funds	10.3x
June 2007	HD Supply, Inc.	Bain Capital Partners, LLC, The Carlyle Group and Clayton, Dubilier & Rice, Inc.	10.2x	(1)
April 2015	ProBuild Holdings LLC	Builders FirstSource, Inc.	10.1x
May 2012	Interline Brands, Inc.	Goldman Sachs Capital Partners	9.7x
September 2013	Edgen Group Inc.	Sumitomo Corp.	9.5x
August 2017	Allied Building Products Corp.	Beacon Roofing Supply, Inc.	8.7x
		Median	11.3x	(2)

(1)
Based on an enterprise value at the time of announcement and that was later adjusted in August 2007 resulting in an EV/LTM adjusted EBITDA multiple of 8.4x.

(2)
Median of Distribution Selected Transactions involving strategic acquirers. The median EV/LTM adjusted EBITDA multiple of Distribution Selected Transactions involving sponsor acquirers is 10.9x. The overall median EV/LTM adjusted EBITDA multiple of Distribution Selected Transactions involving strategic acquirers and sponsor acquirers is 11.3x.

  Aerospace and Defense Selected Transactions:

Date Announced	Target	Acquirer	EV/LTM adjusted EBITDA
May 2017	Zodiac Aerospace S.A.	Safran S.A.	21.0x	(1)
September 2017	Rockwell Collins, Inc.	United Technologies Corp.	15.9x
July 2015	Cytec Industries Inc.	Solvay S.A.	15.2x
September 2017	Orbital ATK, Inc.	Northrop Grumman Corporation	14.3x
October 2016	B/E Aerospace, Inc.	Rockwell Collins, Inc.	14.0x	(2)
March 2015	RTI International Metals, Inc.	Alcoa Inc.	13.1x
September 2010	McKechnie Aerospace Holdings Inc.	TransDigm Group Incorporated	12.9x
September 2011	Goodrich Corp.	United Technologies Corp.	12.9x
August 2013	ARINC Inc.	Rockwell Collins, Inc.	12.6x
August 2015	Precision Castparts Corp.	Berkshire Hathaway Inc.	12.3x
May 2014	Aeroflex Holding Corp.	Cobham plc	11.4x
December 2012	Avio S.p.A.	General Electric Company	8.5x
		Median	13.0x

(1)
Based on EV/LTM adjusted EBITDA multiple for the year ended December 31, 2016 at the time of the transaction's initial announcement in January 2017. Target's adjusted EBITDA level depressed compared to historical levels due to underperformance of business. The terms of the transaction were revised in May 2017.

(2)
EV/LTM adjusted EBITDA multiple was 13.6x based on enterprise value of $8,300 million at the time of the transaction's announcement. At the transaction's closing, the EV/LTM adjusted EBITDA multiple was 14.0x based on an increased enterprise value of $8,600 million as a result of stock component of the consideration.

        Based on its review of the selected transactions in the distribution industry and its professional judgment and experience, Goldman Sachs applied an illustrative EV/LTM adjusted EBITDA multiple range of 10.0x to 15.0x to KLX's 2017 EBITDA, which indicated an implied valuation range per share of KLX common stock of $33.00 to $59.00 (rounded to the nearest $0.25).

        Based on its review of the selected transactions in the aerospace and defense industry and its professional judgment and experience, Goldman Sachs applied an illustrative EV/LTM adjusted EBITDA multiple range of 11.5x to 16.0x to KLX's 2017 EBITDA, which indicated an implied valuation range per share of KLX common stock of $40.75 to $64.25 (rounded to the nearest $0.25).

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to KLX or Boeing or the contemplated transaction.

        Goldman Sachs prepared these analyses for purposes of Goldman Sachs' providing its opinion to the KLX Board as to the fairness from a financial point of view to the holders (other than Boeing and its affiliates) of shares of KLX common stock, as of the date of the opinion, of the $63.00 in cash per share to be paid to such holders pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of KLX, Boeing, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

        The merger consideration was determined through arm's-length negotiations between KLX and Boeing and was approved by the KLX Board. Goldman Sachs provided advice to KLX during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to KLX or the KLX Board or that any specific amount of consideration constituted the only appropriate consideration for the merger.

        As described above, Goldman Sachs' opinion to the KLX Board was one of many factors taken into consideration by the KLX Board in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

        Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities in which they invest or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of KLX, Boeing, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transactions. Goldman Sachs acted as financial advisor to KLX in connection with, and participated in certain of the negotiations leading to the transactions. During the two-year period ended April 30, 2018, the Investment Banking Division of Goldman Sachs has not been engaged by KLX or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has received compensation. Goldman Sachs has provided certain financial advisory or underwriting services to Boeing and/or its affiliates from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted: as joint bookrunner in connection with the issuance of Boeing's 3.375% Global Notes due 2046 (aggregate principal amount of $400 million), 2.250% Global Notes due 2026 (aggregate principal amount of $400 million) and 1.875% Global Notes due 2023 (aggregate principal amount of $400 million) in May 2016; as joint bookrunner in connection with the issuance of Boeing's 3.650% Global Notes due 2047 (aggregate principal amount of $300 million), 2.800% Global Notes due 2027 (aggregate principal amount of $300 million) and 2.125% Global Notes due 2022 (aggregate principal amount of $300 million) in February 2017; and as joint bookrunner in connection with the issuance of Boeing's 3.625% Global Notes due 2048 (aggregate principal amount of $350 million), 3.550% Global Notes due 2038 (aggregate principal amount of $350 million), 3.250% Global Notes due 2028 (aggregate principal amount of $350 million) and 2.800% Global Notes due 2023 (aggregate principal amount of $350 million) in February 2018. During the two year period ended April 30, 2018, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Boeing and/or its affiliates of approximately $1.2 million. Goldman Sachs may also in the future provide investment banking services to KLX, Boeing and their respective affiliates for which the Investment Banking Division of Goldman Sachs may receive compensation.

        The KLX Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transactions. Pursuant to a letter agreement dated December 22, 2017 as amended April 24, 2018, KLX engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transactions.

The engagement letter between KLX and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, of approximately $33.5 million, $5.0 million of which became payable to Goldman Sachs upon the announcement of the execution of the merger agreement, $3.5 million of which is payable in connection with the spin-off, and the remainder of which is contingent upon consummation of the transactions. In addition, KLX has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys' fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Financial Projections

        KLX does not as a matter of course make public projections as to future performance, earnings or other results and is especially cautious of making financial forecasts for extended periods because of the unpredictability of the underlying assumptions and estimates. Our management has prepared certain non-public, unaudited, stand-alone, financial forecasts regarding KLX's anticipated future operations following the consummation of the spin-off, which we refer to as "Projections", described below. Our management provided the Projections to the KLX Board for review in connection with the KLX Board's evaluation of the proposed merger and directed Goldman Sachs, our financial advisor, to use and rely upon the Projections in connection with its financial analyses and opinion to the KLX Board as described above under "Opinion of Goldman Sachs & Co. LLC". Our management also provided a portion of the Projections to the prospective purchasers, including Boeing, that participated in the Company's process to review strategic alternatives.

        The Projections were developed for internal use and for our financial advisors, were not prepared with a view toward public disclosure and do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or U.S. Generally Accepted Accounting Principles ("GAAP"). Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the Projections and does not express an opinion or any form of assurance related thereto. The summaries of the Projections are not being included in this proxy statement to influence any KLX stockholder's decision whether to vote for the merger proposal, but are being included because they were made available to the KLX Board, Boeing and our financial advisors for their respective evaluation of the proposed merger.

        The Projections, while presented with numerical specificity, necessarily were based on numerous estimates, variables and assumptions that are inherently uncertain and many of which are beyond our control. Because the Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the Projections were based necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. The Projections also reflect assumptions as to certain business decisions that are subject to change. Furthermore, the Projections do not take into account any circumstances or events occurring after the date they were prepared, including the announcement of the potential acquisition of KLX by Boeing pursuant to the merger agreement or our compliance with our covenants under the merger agreement. Important factors that may affect actual results and result in the Projections not being achieved include, but are not limited to, the risk factors described in our annual report on Form 10-K for the fiscal year ended January 31, 2018, quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, the Projections may be affected by our ability to achieve strategic goals, objectives and targets over the applicable period.

        The Projections are forward-looking statements. For information on factors that may cause our future financial results to materially vary, see the section entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 35 of this proxy statement.

        There can be no assurance that the Projections would be realized following the consummation of the merger, and actual results may vary materially from those shown. The inclusion of the Projections in this proxy statement should not be regarded as an indication that we or any of our affiliates, advisors or representatives considered or consider the Projections to be predictive of actual future events, and they should not be relied upon as such. Neither we nor any of our affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ from the Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the respective dates on which they were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Projections are shown to be in error. We do not intend to make publicly available any update or other revision to the Projections, except as otherwise required by applicable law. Neither we nor any of our affiliates, advisors, officers, directors or representatives has made or makes any representation to any KLX stockholder or other person regarding our ultimate performance compared to the information contained in the Projections or that the Projections will be achieved. We have made no representation to Boeing in the merger agreement or otherwise concerning the accuracy or reliability of the Projections.

        Certain of the measures included in the Projections may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by KLX may not be comparable to similarly titled amounts used by other companies.

        The following table is a summary of the Projections:

	Fiscal Year(1)
	2018		2019	2020	2021	2022
Revenues	$1,537		$1,575	$1,650	$1,733	$1,819
EBITDA(2)	298	(3)	322	347	373	400
EBIT(2)	263	(3)	285	310	335	361
Free cash flow	287	(4)	286	314	339	368

Note:

(1)
The Company's fiscal year end is January 31.

(2)
EBITDA and EBIT include non-cash compensation expense.

(3)
2018 EBITDA and EBIT exclude one-time costs of $22 million associated with the transition of facility of the ASG Business.

(4)
2018 free cash flow adds back one-time costs of $22 million associated with the transition of facility of the ASG Business.

        EBITDA is a non-GAAP operating financial measure defined as earnings before interest, tax, depreciation and amortization.

        EBIT is a non-GAAP operating financial measure defined as earnings before interest and income taxes.

        Free cash flow is a non-GAAP operating financial measure defined as net cash flow from operations minus capital expenditures and excludes the effect of any interest expense.

        In addition, the following table shows the estimated amount of unlevered free cash flows of the ASG Business that were calculated by Goldman Sachs using the Projections and information provided by the management of KLX, which calculations were reviewed and approved by KLX for Goldman Sachs' use in connection with the illustrative discounted cash flow analyses as described above under

"The Merger Proposal (Proposal 1)—Opinion of Goldman Sachs & Co. LLC" on page 67. These calculations were not included in the forecasted financial information provided to Boeing.

	Fiscal Year
	2018	2019	2020	2021	2022
Unlevered free cash flow	$222	$222	$243	$260	$282

        Unlevered free cash flow is a non-GAAP operating financial measure defined as tax-effected EBIT (which, for 2018 as noted above, excludes one-time costs of $22 million associated with the transition of facility of the ASG Business) plus depreciation and amortization, less capital expenditures and less changes in net working capital. The components are the same as free cash flow as set forth in the Projections except that EBIT is tax-effected in the calculation of unlevered free cash flow set forth above.

Interests of KLX's Executive Officers and Directors in the Merger

        In considering the recommendations of the KLX Board with respect to the merger, KLX stockholders should be aware of the benefits available to the executive officers and directors of KLX in connection with the merger. These individuals have certain interests in the merger that may be different from, or in addition to, the interests of KLX stockholders generally. The KLX Board was aware of these interests and considered them, among other matters, in making the recommendations included in this proxy statement.

Treatment of KLX Equity-Based Awards

        KLX's directors and executive officers have received awards of restricted stock, performance stock units and/or restricted stock units. The merger agreement provides that such outstanding equity-based awards issued under KLX's equity incentive plans will be treated as set forth below:

KLX Restricted Stock Awards.

        Without prejudice to any rights in respect of the spin-off, as of the effective time, (i) each KLX Restricted Stock Award that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested; provided that to the extent that such award is subject to performance conditions, any performance conditions shall be deemed to have been satisfied at the maximum level and (ii) each KLX Restricted Stock Award will be canceled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the surviving corporation's general payroll practices, a lump sum cash payment with respect thereto equal to the product of the merger consideration and the number of shares of KLX common stock represented by such KLX Restricted Stock Award, less any applicable withholding or other taxes or other amounts required by applicable law to be withheld, without interest.

KLX PSU Awards and KLX RSU Awards.

        Without prejudice to any rights in respect of the spin-off, as of the effective time, (i) each KLX PSU Award and each KLX RSU Award, in each case, subject to time-based, performance or other vesting restrictions, that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, provided that to the extent that such award is subject to performance conditions, any performance conditions will be deemed to have been satisfied at the maximum level and (ii) each KLX PSU Award and KLX RSU Award, in each case, whether payable in cash or shares of KLX common stock, will be canceled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the surviving corporation's general payroll practices, a lump sum cash payment with respect thereto equal to the product of the merger consideration and the number of shares of KLX common stock represented by such KLX PSU Award or KLX RSU Award, less any applicable withholding or other taxes or other amounts required by applicable law to be withheld, without interest. Any payment in respect of any KLX PSU Award and KLX RSU Award, in each case, which immediately prior to such cancellation was treated as "deferred compensation" subject to section 409A of the Internal Revenue Code will be converted to the merger consideration and paid on the applicable settlement date for such KLX RSU Award or KLX PSU Award if required in order to comply with section 409A of the Internal Revenue Code.

2018 KLX Equity Awards.

        In accordance with the merger agreement, KLX may grant its 2018 Awards to its employees under the LTIP in the ordinary course of business consistent with past practice following the date of the merger agreement. However, in the event that the effective time of the merger occurs on or prior to the first anniversary of the grant date of the 2018 Awards, only one-third of the 2018 Awards will be accelerated in connection with the consummation of the merger and become eligible to receive the merger consideration, and the remaining two-thirds will be forfeited for no consideration.

Effect of Spin-off on Equity Awards.

        At the time of the spin-off, then outstanding unvested KLX equity-based awards granted prior to the date of the spin-off will be equitably adjusted to reflect the dilutive impact of the spin-off but will otherwise not participate in the spin-off. Following the spin-off, all outstanding unvested KLX equity-based awards held by KLX employees and KLX Energy Services employees will continue to vest in accordance with their terms based on their respective holders' continued service with KLX or KLX Energy Services, as applicable.

        The value of KLX Restricted Stock Awards, PSU Awards and RSU Awards, in each case, held by KLX's executive officers and directors and to be cashed out in the merger (assuming the effective time of the merger occurs on May 25, 2018), is included in "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger—Summary of Potential Transaction Payments to Executive Officers and Directors of KLX" beginning on page 81 of this proxy statement.

Transaction Bonus and Noncompetition Agreements.

        In connection with ensuring that the interests of KLX stockholders and KLX's senior executives are aligned in the event of a transaction that would constitute a change of control of KLX, as KLX had previously disclosed in its annual proxy statement to KLX stockholders, the compensation committee and the KLX Board have each previously concluded that it would favorably consider a discretionary transaction bonus at such time for certain senior executives of KLX. Accordingly, on April 30, 2018, KLX entered into transaction bonus and noncompetition agreements with each of Amin Khoury, Tom McCaffrey, Mike Senft and Roger Franks. The transaction bonus agreements provide that, upon and subject to the completion of the merger, Messrs. Khoury, McCaffrey, Senft and Franks will receive transaction bonuses equal to $20,720,000, $9,620,000, $3,330,000 and $3,330,000, respectively. The transaction bonus agreements provide that, during each of the executives' employment with KLX and for a period of three (3) years subsequent to each of the executives' termination of employment with KLX, the executives will not engage in any employment, consulting or other activity in any business directly competitive with KLX's operations and services as of the date of the effective time, without KLX's written consent, which consent will not be unreasonably withheld, except that the executives are not precluded from serving as a director of any corporation or a partner or investor in any private equity firm. The transaction bonus agreements also provide the executives with fully paid customary and market outplacement services following their termination of employment for a period of up to 12 months.

        In the event that Messrs. Khoury, McCaffrey, Senft or Franks experiences a termination of employment due to death or "incapacity," terminates their employment with KLX for "good reason" or is terminated prior to the effective time by KLX for any reason other than for "cause" (in each case, as such term is defined in the applicable executive's employment agreement), the transaction bonus agreements provide that such terminated executive will remain eligible to receive the transaction bonus. Payment of the transaction bonuses is conditioned upon the completion of the merger on or prior to December 31, 2019.

        The value of the transaction bonuses for Messrs. Khoury, McCaffrey, Senft and Franks (assuming, and subject to, the effective time of the merger occurring on or prior to December 31, 2019) is included in "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger—Summary of Potential Transaction Payments to Executive Officers and Directors of KLX" beginning on page 81 of this proxy statement.

Annual Incentive Award.

        The compensation committee of the KLX Board may, in its sole discretion, authorize the cash payment of a pro rata annual bonus under KLX's annual incentive plan to each of Messrs. McCaffrey, Senft and Franks for the fiscal year in which the effective time of the merger occurs, in respect of the period of active service of such executives for such fiscal year, the amount of which is to be determined assuming the annualization of KLX's performance for the portion of the fiscal year in which the effective time occurs. Any such pro rata annual bonus will be payable by KLX in cash upon the effective time.

        The value of the pro rata annual bonus to each of Messrs. McCaffrey, Senft and Franks (assuming the effective time of the merger occurs on May 25, 2018, which is the latest practicable date prior to the filing of this proxy statement), is included in "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger—Summary of Potential Transaction Payments to Executive Officers and Directors of KLX" beginning on page 81 of this proxy statement.

Employment Agreements and Amendment.

        KLX is a party to amended and restated employment agreements with each of Messrs. Khoury, McCaffrey, Senft, Franks and John Cuomo. Pursuant to the employment agreements, as of the effective time, each of Messrs. Khoury's, McCaffrey's, Senft's, Cuomo's and Franks' employment with KLX will terminate, and each will receive (i) any accrued and unpaid salary and benefits (including automobile allowance and vacation for each executive, other than Mr. Khoury) through the date of termination, (ii) any earned but unpaid bonuses for any fiscal periods ending prior to the date of termination and (iii) a lump-sum amount equal to the sum of (A) a prorated portion of 75% of the executive's then current base salary (175%, in the case of Mr. Khoury, and 150%, in the case of Mr. McCaffrey), with the prorated amount to be determined in respect of the period of active service for the fiscal year during which the termination date occurs, (B) the executive's base salary for the remainder of the employment term, (C) in the case of Messrs. Khoury, McCaffrey and Senft, the retirement contributions that would have been made during the remainder of the employment term (which, for Mr. Khoury, will be at the rate in effect on January 31, 2017) and in the case of Messrs. Cuomo and Franks, the maximum annual contribution under KLX's deferred compensation plan of 7.5% of Messrs. Cuomo's and Franks' total base salary and annual cash bonus that would have been made during the remainder of the employment period (determined in accordance with the terms of the applicable deferred compensation plan) and (D) two times the executive's target bonus. In addition to the foregoing payments and benefits, Mr. Khoury will be entitled to a pro rata portion of his annual bonus for the fiscal year in which the effective time of the merger occurs in respect of the period of his active service for such fiscal year, based on assumed performance achievement at the maximum performance pay out level applicable for the fiscal year of termination. In addition, any equity awards granted to the executives that would not have vested on or prior to the termination date will receive the treatment of KLX equity-based awards as described above in the section captioned "The Merger Agreement—Treatment of KLX Equity Awards" beginning on page 92 of this proxy statement.

        On April 30, 2018, at the request of Boeing and as a condition to Boeing's execution of the merger agreement, KLX entered into an employment agreement amendment with Mr. Khoury, effective upon, and subject to, the completion of the merger. The employment agreement amendment addresses certain matters relating to Mr. Khoury's contemplated employment by KLX Energy Services, as well as the elimination of KLX's and Mr. Khoury's obligations pursuant to the consulting agreement by and between KLX and Mr. Khoury, which would otherwise have become effective for a period of five years following Mr. Khoury's termination of employment. In consideration for the elimination of the consulting arrangement and the valuable benefits to which Mr. Khoury otherwise would have been entitled thereunder, Mr. Khoury agreed to accept a lump sum cash payment of $7,500,000.

        The value of the severance payments and benefits, and the value of payments to be made pursuant to the employment agreement amendment (assuming the effective time of the merger occurs on May 25, 2018, which is the latest practicable date prior to the filing of this proxy statement), is included in "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger—Summary of Potential Transaction Payments to Executive Officers and Directors of KLX" beginning on page 81 of this proxy statement.

Change of Control Severance Plan.

        The KLX Board adopted the Change in Control Severance Plan for Corporate Level Employees, which provides certain executive officers, other than the named executive officers, with financial assistance in the event that they experience a qualifying termination of employment within a specified period following the effective time of the merger. Qualifying terminations of employment under the plan include terminations of employment by KLX without "cause" (other than due to the executive officer's death or disability) or by the eligible executive officer with "good reason" (in each case, as defined in the plan). If an eligible executive officer has an effective and executed agreement with KLX or its affiliates that provides for specific severance in connection with a termination of employment that are in addition to the benefits provided by the plan, the payments and benefits provided by the plan will be reduced by the payments and benefits under such agreement. In the event that certain KLX executive officers who are participants in the plan experience a qualifying termination of employment on or before the second anniversary of the effective time of the merger, such executive officers would be eligible to receive a lump sum payment equal to 24 months of their base salary.

        The value of the potential severance payments to KLX's executive officers pursuant to the plan (assuming the effective time of the merger occurs on May 25, 2018, which is the latest practicable date prior to the filing of this proxy statement, and a contemporaneous qualifying termination of employment) is included in "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger—Summary of Potential Transaction Payments to Executive Officers and Directors of KLX" beginning on page 81 of this proxy statement.

KLX Inc. Deferred Compensation Plan.

        KLX sponsors the 2014 Deferred Compensation Plan, which is a nonqualified deferred compensation plan pursuant to which certain senior executives of KLX are eligible to defer a portion of their base salary, cash bonus and equity-based awards. Certain KLX contributions credited to the accounts of certain executive officers (other than the named executive officers) under the plan are subject to vesting restrictions that will lapse upon the completion of the merger. The accounts of all of our named executive officers are currently fully vested without regard to the pending merger.

        The value of the accelerated amounts in respect of the accounts of certain executive officer participants in the plan (other than the named executive officers), assuming the effective time of the merger occurs on May 25, 2018, which is the latest practicable date prior to the filing of this proxy statement, is included in the table contained in "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger—Summary of Potential Transaction Payments to Executive Officers and Directors of KLX" beginning on page 81 of this proxy statement.

Summary of Potential Transaction Payments to Executive Officers and Directors of KLX.

        The following table indicates the dollar amounts potentially payable to KLX's executive officers and directors under the compensation arrangements described above upon the effective time of the merger, assuming the effective time of the merger occurs on May 25, 2018, which is the latest practicable date prior to the filing of this proxy statement, and a contemporaneous qualifying termination of employment.

Merger-Related Compensation Table

	Cash(1)	Equity(2)	Pension/ NQDC(3)	Perquisites/ Benefits(4)	Total
Executive Officer
Amin J. Khoury Chairman and Chief Executive Officer	$40,904,472	$27,209,744	—	$30,000	$68,144,216
Thomas P. McCaffrey President and Chief Operating Officer	$16,745,313	$17,853,569	—	$30,000	$34,628,882
Michael F. Senft Vice President—Chief Financial Officer	$7,177,296	$5,655,354	—	$30,000	$12,862,650
John Cuomo Vice President and General Manager, Aerospace Solutions Group	$2,254,590	$4,590,954	—	$8,000	$6,853,544
Roger Franks General Counsel, Vice President—Law and Human Resources, Secretary	$5,594,186	$4,254,350	—	$151,000	$9,999,536
All other executive officers as a group (3 individuals)(5)	$2,818,195	$5,788,672	$181,923	$80,856	$8,869,646
Non-Employee Directors(5)
John T. Collins	—	$260,135	—	—	$260,135
Peter V. Del Presto	—	$257,533	—	—	$257,533
Richard G. Hamermesh	—	$234,469	—	—	$234,469
Benjamin A. Hardesty	—	$255,581	—	—	$255,581
Stephen M. Ward, Jr	—	$216,755	—	—	$216,755
Theodore L. Weise	—	$255,581	—	—	$255,581
John T. Whates, Esq.	—	$258,183	—	—	$258,183

(1)
Amounts in this column represent the value of (i) the potential cash severance payments payable upon a qualifying termination following the effective time of the merger under the employment agreements for Messrs. Khoury, McCaffrey, Senft, Cuomo and Franks, and all other executive officers as a group, assuming base salaries remain unchanged from current levels, in an amount equal to $12,684,472, $6,716,256, $3,646,737, $2,254,590, $2,090,976 and $2,818,195, respectively, (ii) the potential transaction bonuses to each of Messrs. Khoury, McCaffrey, Senft and Franks in an amount equal to $20,720,000, $9,620,000, $3,330,000 and $3,330,000, respectively, (iii) the contemplated pro rata annual bonus under KLX's annual incentive plan to each of

  Messrs. McCaffrey, Senft and Franks for the fiscal year in which the effective time occurs, in an amount equal to $409,056, $200,559 and $173,210, respectively and (iv) in the case of Mr. Khoury, the lump sum cash payment of $7,500,000 in respect of the buy-out of the consulting arrangement, which was agreed to at the request of Boeing and as a condition to Boeing's execution of the merger agreement.

(2)
Amounts in this column represent the value of the accelerated vesting and payment, as applicable, of KLX equity awards as follows:

  Executive Officers

  •
  Mr. Khoury: (i) $132,453 for the full accelerated vesting and payment of unvested restricted stock; (ii) $25,226,917 for the accelerated vesting and payment of, performance stock unit awards and restricted stock unit awards, including any such awards deferred under any of KLX's deferred compensation plans; and (iii) $1,850,374 for the accelerated vesting and payment of one-third of the value of the contemplated 2018 Awards.

  •
  Mr. McCaffrey: (i) $3,276,347 for the full accelerated vesting and payment of unvested restricted stock; (ii) $13,394,876 for the accelerated vesting and payment of, performance stock unit awards and restricted stock unit awards, including any such awards deferred under any of KLX's deferred compensation plans; and (iii) $1,182,346 for the accelerated vesting and payment of one-third of the value of the contemplated 2018 Awards.

  •
  Mr. Senft: (i) $893,483 for the full accelerated vesting and payment of unvested restricted stock; (ii) $4,336,193 for the accelerated vesting and payment of, performance stock unit awards and restricted stock unit awards, including any such awards deferred under any of KLX's deferred compensation plans; and (iii) $425,678 for the accelerated vesting and payment of one-third of the value of the contemplated 2018 Awards.

  •
  Mr. Cuomo: (i) $1,150,148 for the full accelerated vesting and payment of unvested restricted stock; (ii) $3,100,803 for the accelerated vesting and payment of, performance stock unit awards and restricted stock unit awards, including any such awards deferred under any of KLX's deferred compensation plans; and (iii) $340,003 for the accelerated vesting and payment of one-third of the value of the contemplated 2018 Awards.

  •
  Mr. Franks: (i) $783,371 for the full accelerated vesting and payment of unvested restricted stock; (ii) $3,155,823 for the accelerated vesting and payment of, performance stock unit awards and restricted stock unit awards, including any such awards deferred under any of KLX's deferred compensation plans; and (iii) $315,156 for the accelerated vesting and payment of one-third of the value of the contemplated 2018 Awards.

  •
  All Other Executive Officers as a Group (3 individuals): (i) $2,109,497 for the full accelerated vesting and payment of unvested restricted stock; (ii) $3,266,876 for the accelerated vesting and payment of, performance stock unit awards and restricted stock unit awards, including any such awards deferred under any of KLX's deferred compensation plans; and (iii) $412,299 for the accelerated vesting and payment of one-third of the value of the contemplated 2018 Awards.

  Non-Employee Directors

  •
  Amounts represent the value of the accelerated vesting and payment of unvested restricted stock.

  Such accelerated vesting and payment will occur solely as a result of the effective time of the merger, without regard to whether there is a corresponding termination of service. Consistent with the requirements of Instruction 1 to Item 402(t)(2) of Regulation S-K, the aggregate values of the equity awards are based on the per share merger consideration of $63.00, and assuming an equitable adjustment to the number of shares underlying outstanding equity awards to reflect the dilutive impact of the spin-off, using an adjustment ratio of approximately 1.1476, based on the closing price of KLX common stock on the Nasdaq of $72.30 on May 25, 2018, the latest practicable date prior to the filing of this proxy statement.

(3)
This amount includes the value of the accelerated vesting of company contributions for two executive officers under the KLX Inc. Deferred Compensation Plan.

(4)
These amounts include the value of the in-kind benefits that may be provided upon a qualifying termination following the effective time of the merger, including outplacement services, continued health, dental, vision and life insurance benefits.

(5)
Not subject to non-binding advisory vote on named executive officer merger-related compensation.

John Cuomo Employment Agreement.

        On April 28, 2018, Boeing presented an offer letter to John A. Cuomo outlining the terms of his future employment (the "offer letter"). On April 29, 2018, Mr. Cuomo countersigned and delivered the offer letter. Pursuant to the offer letter, Mr. Cuomo would, subject to the satisfaction of certain employment requirements and contingent upon the closing of the merger, become employed as Vice President, Aerospace Services Group, with Boeing Global Services on an at-will basis. The offer letter sets forth Mr. Cuomo's annual base salary as well as target annual incentive opportunity and certain other benefits. Mr. Cuomo would also be eligible for grants of incentive equity that are subject to vesting requirements.

Indemnification of Directors and Executive Officers; Directors' and Officers' Insurance .

        Boeing and Merger Sub have agreed in the merger agreement that all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the effective time now existing in favor of the D&O Indemnified Parties as provided in KLX's certificate of incorporation and bylaws (in each case, as in effect on the date of the merger agreement) shall survive the merger and shall continue in full force and effect. For a period of six years from the effective time, the surviving corporation shall, and Boeing shall cause the surviving corporation to, maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of KLX's certificate of incorporation and bylaws as in effect immediately prior to the effective time with respect to acts or omissions occurring prior to the effective time and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any D&O Indemnified Parties; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim.

        Prior to the effective time, KLX will (or, if KLX is unable to, after the effective time, Boeing will cause the surviving corporation to) purchase a six-year prepaid "tail" policy, with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under KLX's existing policies of directors' and officers' liability insurance and fiduciary liability insurance, with respect to matters arising on or before the effective time (including in connection with the merger agreement and the transactions or actions contemplated by the merger agreement), and Boeing will cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the surviving corporation, and no other party shall have any further obligation to purchase or pay for insurance under the merger agreement; provided, however, (i) that KLX will not pay, and the surviving corporation will not be required to pay, in excess of 300% of the last annual premium paid by KLX prior to the date of the merger agreement in respect of such "tail" policy and (ii) the material terms of such prepaid policies (including coverage and amount) are no more favorable in the aggregate to such D&O Indemnified Parties than the insurance coverage otherwise required in the prior paragraph above. If KLX or the surviving corporation for any reason fails to obtain such "tail" insurance policies prior to, as of or after the effective time, Boeing shall, for a period of six years from the effective time, cause the surviving corporation to maintain in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by KLX with respect to matters arising on or before the effective time; provided further, however, that after the effective time, neither the surviving corporation nor Boeing shall be required to pay annual premiums in excess of 300% of the last annual premium paid by KLX prior to the date of the merger agreement in respect of the coverage required to be obtained pursuant to the merger agreement, but in such case shall purchase as much coverage as reasonably practicable for such amount.

        The indemnification and insurance covenants described above are intended to be for the benefit of, and are enforceable by, each of the D&O Indemnified Parties and their respective heirs only if the merger is consummated and will not be deemed exclusive of any other rights to which any such person is entitled, whether pursuant to applicable law, contract or otherwise.

Regulatory Clearances and Approvals Required for the Merger

U.S. Antitrust.

        Under the HSR Act, we cannot complete the merger until we have given notification and furnished information to the FTC and the Antitrust Division of the DOJ and until the applicable waiting period has expired or has been terminated. On May 14, 2018, KLX and Boeing each filed a premerger notification and report form under the HSR Act. KLX and Boeing are also required to obtain approvals, clearances or consents in several other countries before completing the merger. The parties will work cooperatively toward obtaining these regulatory clearances.

General.

        Under the merger agreement, each of the parties is required to use its reasonable best efforts to cooperate with each other and take, or cause to be taken, or do, or cause to be done, all things necessary, proper or advisable to satisfy, or cause to be satisfied, all conditions to the obligations of the parties under the merger agreement over which it has control or influence, to obtain all other necessary actions, waivers, consents, licenses, permits and registrations (or transfers of the foregoing) and approvals from governmental authorities or any other person (it being understood that such actions, waivers, consents, licenses, permits and registrations shall not be deemed to be a condition to any party's obligations to consummate the transactions contemplated by the merger agreement unless otherwise set forth in the merger agreement), and to cause the merger to be consummated as promptly as practicable in accordance with the terms of the merger agreement.

        In addition, each of the parties is required to use its reasonable best efforts to defend through litigation on the merits any claim asserted in court by any party in order to avoid entry of, or to have vacated or terminated, any order of any governmental authority (whether temporary, preliminary or permanent) that would prevent or materially delay the consummation of the closing.

        Notwithstanding the foregoing, Boeing is not required to propose, negotiate, commit to or effect, by consent decree, hold separate orders or otherwise, (i) the sale, divestiture, license or disposition, in whole or in part of, or suffer any restriction on the operation of, Boeing's or its subsidiaries' assets, properties or businesses or (ii) the sale, divestiture, license or disposition, in whole or part of any of KLX's assets, properties or businesses to be acquired by Boeing pursuant to the merger agreement.

        The approval of any regulatory application or completion of regulatory review merely implies the satisfaction of certain regulatory criteria, which do not include review of the merger from the standpoint of the adequacy of the consideration to be received by KLX stockholders. Further, regulatory approvals or reviews do not constitute an endorsement or recommendation of the merger.

Material U.S. Federal Income Tax Consequences of the Merger

        The merger will be treated as a taxable sale of KLX shares. You should read the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 127 and consult your tax advisors regarding the U.S. tax consequences of the merger to you in your particular circumstances.

Accounting Treatment.

        The merger will be accounted for as a "purchase transaction" for purposes of financial accounting.

Delisting and Deregistration of KLX Common Stock

        As promptly as practicable following the completion of the merger, the shares of KLX common stock currently listed on Nasdaq will cease to be listed on Nasdaq and will be deregistered under the Exchange Act.

Appraisal Rights

        If the merger is completed, KLX stockholders will be entitled to appraisal rights under Section 262 of the DGCL, provided that they comply with the conditions and requirements established therein.

        Under Section 262 of the DGCL, KLX stockholders of record who do not wish to accept the merger consideration provided for in the merger agreement have the right to demand appraisal of their shares of KLX common stock and to receive payment in cash of the fair value of their shares of KLX common stock as of the effective time, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be such fair value (or, in certain circumstances described below, on the difference between the amount determined to be the fair value and the amount paid to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding), provided that they comply with the conditions and requirements established in Section 262 of the DGCL. The "fair value" per share of your shares of KLX common stock as determined by the Delaware Court of Chancery in an appraisal proceeding may be more or less than, or the same as, the merger consideration that you are otherwise entitled to receive under the terms of the merger agreement. KLX stockholders who do not vote in favor of the merger proposal who properly demand appraisal for their shares in compliance with the provisions of Section 262 of the DGCL, who do not withdraw such demand or otherwise waive or lose their right to appraisal and who comply with the other requirements to exercise appraisal rights under the DGCL will be entitled to appraisal rights under the DGCL. Strict compliance with the statutory procedures in Section 262 of the DGCL is required. Failure to follow precisely any of the statutory requirements may result in the loss of your appraisal rights.

        This section is intended only as a brief summary of certain provisions of the Delaware statutory procedures that a stockholder must follow in order to seek and perfect appraisal rights. We urge you to carefully read Section 262 of the DGCL, which is attached to this proxy statement as Annex C, in its entirety for a more complete understanding of the Delaware statutory procedures that a stockholder must follow in order to seek and perfect appraisal rights. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL.

        Under Section 262 of the DGCL, where a merger agreement is to be submitted for adoption at a meeting of stockholders, KLX must notify the stockholders who were stockholders of record on the record date for notice of such meeting with respect to shares for which appraisal rights are available, not less than 20 days before the meeting to vote on the merger, that appraisal rights will be available. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes KLX's notice to our stockholders that appraisal rights are available in connection with the merger and the full text of Section 262 of the DGCL is attached to this proxy statement as Annex C, in compliance with the requirements of Section 262 of the DGCL. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex C. Failure to comply timely and properly with the requirements of Section 262 of the DGCL may result in the loss of your appraisal rights under the DGCL. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of KLX common stock, KLX believes that if a stockholder is considering exercising such rights, such stockholder should seek the advice of legal counsel.

        If you wish to demand appraisal of your shares of KLX common stock, you must satisfy each of the following conditions:

  •
  you must deliver to KLX a written demand for appraisal of your shares of KLX common stock before the vote is taken to approve the merger proposal, which must reasonably inform us of the identity of the holder of record of shares of KLX common stock who intends to demand appraisal of his, her or its shares of KLX common stock;

  •
  you must not vote or submit a proxy in favor of the merger proposal;

  •
  you must hold your shares on the date of making the demand for appraisal and must continuously hold such shares through the effective time of the merger; and

  •
  you (or the surviving corporation) must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares of KLX common stock within 120 days after the effective time. The surviving corporation is under no obligation to file any such petition and has no present intention of doing so. Accordingly, it is your obligation to initiate all necessary action to perfect your appraisal rights in respect of your shares of KLX common stock within the time prescribed in Section 262 of the DGCL.

        If you fail to comply with any of these four conditions and the merger is completed, your shares of KLX common stock will be converted into the right to receive payment of the merger consideration for your shares of KLX common stock as provided for in the merger agreement, but you will lose your appraisal rights with respect to your shares of KLX common stock.

        A holder of shares of KLX common stock wishing to exercise appraisal rights must hold of record the shares of KLX common stock on the date the written demand for appraisal is made and must continue to hold the shares of KLX common stock of record through the effective time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted "FOR" the merger proposal, and it will result in the loss of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote "AGAINST" the merger proposal or abstain from voting on the merger proposal. Voting against or failing to vote for the merger proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the merger proposal.

        All demands for appraisal should be addressed to KLX Inc., 1300 Corporate Center Way, Wellington, Florida 33414, and must be delivered before the vote is taken to approve the merger proposal at the special meeting and must be executed by, or on behalf of, the record holder of the shares of KLX common stock for which appraisal is demanded. The demand must reasonably inform KLX of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares of KLX common stock in connection with the merger. A stockholder's failure to deliver to KLX the written demand for appraisal prior to the taking of the vote on the merger proposal at the special meeting will result in the loss of appraisal rights.

        Only a holder of record of shares of KLX common stock is entitled to demand an appraisal of the shares registered in that holder's name. Accordingly, to be effective, a demand for appraisal by a holder of KLX common stock must be made by, or on behalf of, the record stockholder. The demand should set forth, fully and correctly, the record stockholder's name as it appears on the stockholder's stock certificate(s) or in the transfer agent's records, in the case of uncertificated shares, should specify the stockholder's mailing address and the number of shares registered in the stockholder's name. The demand must state that the person intends thereby to demand appraisal of the stockholder's shares in connection with the merger. The demand cannot be made by the beneficial owner if he or she does not also hold the shares of KLX common stock of record. The beneficial holder must, in such cases, have the registered owner, such as a bank, broker or other nominee, submit the required demand in respect of those shares of KLX common stock. If you hold your shares of KLX common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee and obtaining notice of the effective time.

        If shares of KLX common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares of KLX common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner or owners. A record owner, such as a bank, broker or other nominee, who holds shares of KLX common stock as a nominee for others, may exercise his or her right of appraisal with respect to the shares of KLX common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of KLX common stock as to which appraisal is sought. Where no number of shares of KLX common stock is expressly mentioned, the demand will be presumed to cover all shares of KLX common stock held in the name of the record owner. If a stockholder holds shares of KLX common stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.

        Within 10 days after the effective time, the surviving corporation must give notice of the date that the merger became effective to each KLX record stockholder who has demanded appraisal in accordance with Section 262 of the DGCL and who did not vote in favor of the merger proposal. At any time within 60 days after the effective time, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder's demand and accept the consideration specified by the merger agreement for that stockholder's shares of KLX common stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time will require the written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however that the limitation set forth in this sentence will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdrawn such stockholder's demand for appraisal and accept the merger consideration within 60 days of the effective time. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its shares of KLX common stock determined in any such appraisal proceeding, plus interest, if any, which value could be less than, equal to or more than the consideration offered pursuant to the merger agreement.

        Within 120 days after the effective time, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of KLX common stock held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation has no obligation to file such a petition, has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. Accordingly, it is the obligation of KLX stockholders to initiate all necessary petitions to perfect their appraisal rights in respect of shares of KLX common stock within the time prescribed in Section 262 of the DGCL and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder's previous written demand for appraisal. In addition, within 120 days after the effective time, any stockholder who has properly complied with the requirements of Section 262 of the DGCL and who did not vote in favor of the merger proposal will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of KLX common stock not voted in favor of the merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within 10 days after such written request has been received by the surviving corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of KLX common stock held either in a voting trust or by a nominee on behalf of such person for which appraisal has been properly demanded may, in such person's own name, file a petition for appraisal or request from the surviving corporation such statement.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of KLX common stock and with whom agreements as to the value of their shares of KLX common stock have not been reached. After notice to stockholders who have demanded appraisal from the Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have become entitled to the appraisal rights provided by Section 262 of the DGCL. The Delaware Court of Chancery may require stockholders who have demanded appraisal of their shares of KLX common stock to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings, and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. In addition, the Delaware Court of Chancery will dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares of KLX common stock entitled to appraisal exceeds 1% of the outstanding shares of KLX common stock or (2) the value of the consideration provided in the merger for such total number of shares of KLX common stock exceeds $1 million.

        After determination of the stockholders entitled to appraisal of their shares of KLX common stock, the Delaware Court of Chancery will appraise the shares of KLX common stock, determining their fair value as of the effective time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value (or, in certain circumstances described below, on the difference between the amount determined to be the fair value and the amount paid to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding). When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value (with interest, if any), in the case of holders of uncertificated stock forthwith, and, in the case of holders of shares represented by certificates, upon surrender by those stockholders of the certificates representing their shares of KLX common stock. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time.

        You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the merger, is not an opinion as to fair value under Section 262 of the DGCL. Although we believe that the per share merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share merger consideration. Moreover, we do not anticipate offering more than the per share merger consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding that, for purposes of Section 262 of the DGCL, the "fair value" of a share of KLX common stock is less than the per share merger consideration. In determining "fair value," the Delaware Court of Chancery is required to take into account all relevant factors. Section 262 of the DGCL provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger."

        Costs of the appraisal proceeding (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of KLX common stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the effective time, be entitled to vote shares of KLX common stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of KLX common stock, other than with respect to payment as of a record date prior to the effective time. If no petition for appraisal is filed within 120 days after the effective time, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder's right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder will be deemed to have been converted at the effective time into the right to receive the merger consideration (without interest) for his, her or its shares of KLX common stock pursuant to the merger agreement.

        Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of a stockholder's appraisal rights.

        In view of the complexity of Section 262 of the DGCL, KLX stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

 THE MERGER AGREEMENT

        The following discussion sets forth the principal terms of the merger agreement. The complete text of the merger agreement is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not by this discussion, which is summary by nature. You are encouraged to read the merger agreement carefully in its entirety, as well as this proxy statement and any documents incorporated by reference herein, before making any decisions regarding the merger. This section is not intended to provide you with any factual information about us. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section entitled "Where You Can Find More Information," beginning on page 131.

 The Merger

        Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DGCL, at the effective time, Merger Sub will be merged with and into KLX, whereupon the separate existence of Merger Sub will cease, KLX will continue as the surviving corporation and a direct or indirect, wholly owned subsidiary of Boeing and Boeing will own all of the issued and outstanding shares of KLX common stock. Prior to the effective time, KLX intends to effect a pro rata distribution of common stock representing 100% of the equity interests of KLX Energy Services to KLX stockholders as of the record date of such distribution, which will become a public company upon the completion of the spin-off and will own and operate the ESG Business.

Closing and Effectiveness of the Merger

        Upon the terms and subject to the conditions set forth in the merger agreement, unless KLX and Boeing otherwise agree in writing, the closing of the merger and the consummation of the spin-off will take place concurrently (unless the spin-off has been consummated as of an earlier date) on a date to be specified by KLX and Boeing but no later than the third business day after the satisfaction or waiver of the conditions specified in the merger agreement (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing) (the "closing date"). The merger will become effective at the time that a certificate of merger with respect to the merger has been duly filed with the Delaware Secretary of State or at such other date and time as is agreed between Boeing and KLX and specified in the certificate of merger.

Merger Consideration

        Each share of KLX common stock issued and outstanding immediately prior to the effective time (other than any shares of KLX common stock held by KLX as treasury stock or held, directly or indirectly, by Boeing or Merger Sub immediately prior to the effective time, and other than shares of KLX common stock owned by stockholders who have not voted in favor of the adoption of the merger agreement or consented thereto in writing, have properly exercised and perfected their demand for appraisal rights under the DGCL and have not effectively withdrawn or lost such rights) will be converted into the right to receive from Boeing, in accordance with the terms of the merger agreement, $63.00 per share, without interest. Each share of KLX common stock to be converted into the right to receive the merger consideration will no longer be outstanding and will be automatically canceled and will cease to exist, and the holders of certificates or book-entry shares that, immediately prior to the effective time, represented such KLX common stock, will cease to have any rights with respect to such KLX common stock other than the right to receive, upon surrender of such certificates or book-entry shares in accordance with the merger agreement, the merger consideration.

        Each share of KLX common stock held by KLX as treasury stock or held, directly or indirectly, by Boeing or Merger Sub immediately prior to the effective time will automatically be canceled and retired and will cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof. In addition, to the extent that holders of KLX common stock are entitled to appraisal rights under Section 262 of the DGCL, shares of KLX common stock issued and outstanding immediately prior to the effective time and held by a holder who has not voted in favor of the adoption of the merger agreement or consented thereto in writing, has properly exercised and perfected his, her or its demand for appraisal rights and has not effectively withdrawn or lost such holder's rights to appraisal, will not be converted into the right to receive the merger consideration, but the holders of such dissenting shares will be entitled to receive such consideration as may be determined pursuant to Section 262 of the DGCL (it being understood and acknowledged that at the effective time, such dissenting shares will no longer be outstanding, will automatically be canceled and will cease to exist, and such holder will cease to have any rights with respect thereto other than the right to receive the "fair value" of such dissenting shares as determined in accordance with Section 262 of the DGCL).

        Pursuant to the merger agreement, Boeing, KLX, the surviving corporation and the paying agent (who shall be a nationally recognized financial institution reasonably acceptable to Boeing and KLX) will be entitled to, without duplication, (i) deduct and withhold from the merger consideration and any other amounts otherwise payable or distributable in cash or in kind (including, for the avoidance of doubt, as a result of the spin-off) pursuant to the merger agreement such amounts as Boeing, KLX, the surviving corporation or the paying agent are required to deduct and withhold with respect to the making of such payments under the Internal Revenue Code or any provision of applicable tax law and (ii) collect any forms required by applicable law to comply with withholding obligations with respect to such payments. Any amounts so withheld will be treated for all purposes of the merger agreement as having been paid to the person in respect of which such deduction and withholding was made by Boeing, KLX, the surviving corporation or the paying agent, as the case may be.

        The merger consideration is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off will receive in the spin-off. Immediately after the consummation of the spin-off, KLX stockholders of record as of the spin-off record date will own 100% of the issued and outstanding shares of KLX Energy Services common stock. The merger consideration is in addition to, and separate from, the shares of KLX Energy Services that KLX stockholders as of the record date of the spin-off will receive in the spin-off. KLX stockholder approval is not required to complete the spin-off and, accordingly, KLX stockholders are not being asked to vote on the spin-off. Additional information regarding the spin-off will be contained in the Form 10 to be filed by KLX Energy Services with the SEC with respect to the spin-off.

Exchange Procedures

        At or prior to the effective time, Boeing shall deposit or cause to be deposited with the paying agent cash in an aggregate amount necessary to pay the merger consideration (exclusive of any amounts payable in respect of specified incentive equity, which shall be paid as set forth in the merger agreement and the "Treatment of KLX Equity Awards" section below). Promptly following the effective time (and in any event not later than the third business day thereafter), Boeing will cause the paying agent to mail to each holder of record of a certificate or book-entry share that immediately prior to the effective time represented outstanding shares of KLX common stock (i) a letter of transmittal, which shall specify that delivery will be effected, and risk of loss and title to the certificates or book-entry shares, as applicable, will pass only upon proper delivery of the certificates (or affidavits of loss in lieu thereof) or book-entry shares to the paying agent, and which shall be in the form and have such other provisions as Boeing may reasonably specify, and (ii) instructions for use in effecting the surrender of the certificates or book-entry shares in exchange for cash in an amount equal to the merger consideration multiplied by the number of shares of KLX common stock previously represented by such certificates or book-entry shares.

        Upon surrender of a certificate (or affidavit of loss in lieu thereof) or book-entry share for cancellation to the paying agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required or requested pursuant to such instructions, the holder of such certificate or book-entry share will be entitled to receive in exchange therefor, and Boeing will direct the paying agent to pay and deliver in exchange therefor as promptly as reasonably practicable, cash in an amount equal to the merger consideration multiplied by the number of shares of KLX common stock previously represented by such certificate or book-entry shares. The paying agent will accept such certificates (or affidavits of loss in lieu thereof) or book-entry shares upon compliance with such reasonable terms and conditions as the paying agent may impose. Without prejudice to any rights in respect of the spin-off and subject to any dissenters' rights or amounts payable to any governmental authority, after the effective time and until so surrendered, each certificate and book-entry share will represent only the right to receive the merger consideration payable in respect of the shares of KLX common stock represented thereby.

Treatment of KLX Equity Awards

        The merger agreement provides that outstanding equity-based awards issued under KLX's equity incentive plans will be treated as set forth below:

        KLX Restricted Stock Awards.    Without prejudice to any rights in respect of the spin-off, as of the effective time, (i) each KLX Restricted Stock Award that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested; provided that to the extent that such award is subject to performance conditions, any performance conditions shall be deemed to have been satisfied at the maximum level; provided further that Boeing will not assume any such award and (ii) each KLX Restricted Stock Award will be canceled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the surviving corporation's general payroll practices, a lump sum cash payment with respect thereto equal to the product of the merger consideration and the number of shares of KLX common stock represented by such KLX Restricted Stock Award, less any applicable withholding or other taxes or other amounts required by applicable law to be withheld, without interest.

        KLX PSU Awards and KLX RSU Awards.    Without prejudice to any rights in respect of the spin-off, as of the effective time, (i) each KLX PSU Award and each KLX RSU Award, in each case, subject to time-based, performance or other vesting restrictions, that is outstanding immediately prior to the effective time will, to the extent not vested, become fully vested, provided that to the extent that such award is subject to performance conditions, any performance conditions will be deemed to have been satisfied at the maximum level and (ii) each KLX PSU Award and KLX RSU Award, in each case, whether payable in cash or shares of KLX common stock, will be canceled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the surviving corporation's general payroll practices, a lump sum cash payment with respect thereto equal to the product of the merger consideration and the number of shares of KLX common stock represented by such KLX PSU Award or KLX RSU Award, less any applicable withholding or other taxes or other amounts required by applicable law to be withheld, without interest. Any payment in respect of any KLX PSU Award and KLX RSU Award, in each case, which immediately prior to such cancellation was treated as "deferred compensation" subject to section 409A of the Internal Revenue Code will be converted to the merger consideration and paid on the applicable settlement date for such KLX RSU Award or KLX PSU Award if required in order to comply with section 409A of the Internal Revenue Code. For the avoidance of doubt, Boeing will not assume any KLX PSU Award or any KLX RSU Award.

        KLX Employee Stock Purchase Plan (the "KLX ESPP").    As soon as practicable following the date of the merger agreement, the KLX Board (or, if applicable, any committee thereof administering the

KLX ESPP) must provide that: (i) any outstanding option period(s) under the KLX ESPP must terminate and each option to purchase KLX common stock thereunder will be deemed to have been exercised in accordance with the terms of the KLX ESPP upon the earlier to occur of (A) the day that is four complete trading days prior to the effective time or (B) the date on which such option period(s) would otherwise end, and no additional option period(s) may commence under the KLX ESPP after the date of the merger agreement; (ii) no individual participating in the KLX ESPP may be permitted to (A) increase the amount of his, her or its rate of payroll contributions thereunder from the rate in effect as of the date of the merger agreement or (B) except to the extent required by applicable law, make separate non-payroll contributions to the KLX ESPP on or following the date of the merger agreement; (iii) no individual who is not participating in the KLX ESPP as of the date of the merger agreement may commence participation in the KLX ESPP following the date of the merger agreement; (iv) no new offerings will commence, nor will any existing offerings be extended, following the date of the merger agreement; and (v) subject to the consummation of the merger, the KLX ESPP will terminate, effective immediately prior to the effective time.

        2018 KLX Equity Awards.    KLX may award its annual 2018 KLX Restricted Stock Awards, KLX PSU Awards or KLX RSU Awards to its employees under the LTIP in the ordinary course of business consistent with past practice following the date of the merger agreement. However, in the event that the effective time occurs on or prior to the first anniversary of the grant date of the 2018 Awards, only one-third of the 2018 Awards will be accelerated in connection with the consummation of the merger and become eligible to receive the merger consideration, and the remaining two-thirds will be forfeited for no consideration.

Representations and Warranties

        The merger agreement contains representations and warranties that we, on the one hand, and Boeing and Merger Sub, on the other hand, have made to one another (in some cases, as of specific dates) relating to our business (with certain limited exceptions, generally excluding KLX Energy Services, its subsidiaries and assets and the ESG Business) and their respective businesses. The assertions embodied in those representations and warranties were made solely for purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement. Accordingly, KLX stockholders should not rely on representations and warranties as characterizations of the actual state of facts or circumstances and should bear in mind that the representations and warranties were made solely for the benefit of the parties to the merger agreement, were negotiated for purposes of allocating contractual risk among the parties to the merger agreement rather than to establish matters as facts, may be qualified by disclosures made by one party to the merger agreement to the other parties thereto and may be subject to contractual standards of materiality different from those generally applicable to stockholders. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be reflected in our public disclosures. This description of the representations and warranties is included to provide KLX stockholders with information regarding the terms of the merger agreement. The representations and warranties in the merger agreement and their description in this proxy statement should be read in conjunction with the other information contained in the reports, statements and filings we publicly file with the SEC.

        Our representations and warranties relate to, among other things:

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  our and our subsidiaries' due organization, valid existence, good standing, qualification to do business and similar corporate matters;

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  our organizational documents;

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  our and our subsidiaries' capitalization and capital structure;

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  our corporate power and authority to execute, deliver and perform our obligations under the merger agreement and to consummate the transactions contemplated by the merger agreement and the spin-off agreements (and any agreements governing the sale of the ESG Business);

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  the authorization, execution, delivery and enforceability of the merger agreement and the spin-off agreements (and any agreements governing the sale of the ESG Business);

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  the absence of conflicts with our (and our subsidiaries') organizational documents, applicable law (assuming that certain consents, registrations, declarations, filings and notices have been obtained or made) or our and our subsidiaries' contracts, in each case as a result of the execution and delivery of the merger agreement or the spin-off agreements (and any agreements governing the sale of the ESG Business) and the consummation of the transactions contemplated thereby;

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  the absence of rights of termination, acceleration or cancellation of, or requirements for the consent of, notice to or filing with any third party pursuant to any of the terms or provisions of any contract to which KLX or any of its subsidiaries is a party, in each case as a result of the execution, delivery and performance of the merger agreement or the spin-off agreements (and any agreements governing the sale of the ESG Business) and the consummation of the transactions contemplated thereby;

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  the absence of any consent, approval, license, permit, order, action or authorization of, registration, declaration or filing with or notice to, any governmental authority in connection with the execution, delivery and performance of the merger agreement or the consummation of the transactions contemplated by the merger agreement or the spin-off agreements (and any agreements governing the sale of the ESG Business), assuming that certain consents, registrations, declarations, filings and notices have been obtained or made;

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  SEC filings, financial statements, indebtedness, SEC comments, Sarbanes-Oxley and Nasdaq listing requirements, internal control over financial reporting, disclosure controls and procedures, officer certifications and off-balance sheet arrangements;

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  the absence of certain material changes and effects since January 31, 2018;

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  the absence of undisclosed liabilities;

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  the absence of certain material proceedings, suits, claims, charges, complaints, settlements, hearings, audits, examinations or actions and decrees, orders, judgments, injunctions, temporary restraining orders, writs, determinations, rulings, settlements or stipulations or other orders in any proceeding or similar requirements by or with any governmental authority involving us or our subsidiaries;

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  the absence of any proceeding or order that challenges the validity or propriety, or seeks to prevent, materially impair or materially delay, or would reasonably be expected to have the effect of preventing, impairing or materially delaying, the consummation of the merger;

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  franchises, grants, authorizations, licenses, permits, easements and other authorizations necessary to own, lease and operate properties and assets;

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  compliance with applicable law;

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  compliance with export control laws;

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  this proxy statement and the spin-off registration statement;

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  our employee benefit plans;

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  labor and employment matters;

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  tax matters;

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  our material contracts;

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  intellectual property and computer systems;

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  real property, personal property, and sufficiency of assets;

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  environmental matters;

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  government contracts;

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  insurance matters;

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  applicability of Section 203 of the DGCL;

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  investment bankers, brokers and finders;

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  our receipt of an opinion from Goldman Sachs to the effect that, as of the date of the merger agreement and subject to the various qualifications, limitations, assumptions and other matters set forth in such opinion, the merger consideration to be paid to the holders of shares of KLX common stock pursuant to the merger agreement is fair from a financial point of view to such holders;

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  compliance with anti-bribery and anti-corruption laws;

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  relationships with large customers and suppliers; and

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  affiliate transactions.

        Some of our representations and warranties are qualified as to materiality or by exceptions related to the absence of a material adverse effect. Under the merger agreement, a "material adverse effect" with respect to KLX means any event, change, circumstance, state of fact, condition, occurrence or effect that, individually or in the aggregate, (i) has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of KLX and its subsidiaries, assuming and having given effect to the consummation of the spin-off (or the sale of the ESG Business), taken as a whole (KLX and its subsidiaries, assuming and giving such effect to the spin-off or such sale, "KLX Ex-ESG"), or (ii) prevents or materially interferes with, hinders or delays the consummation of the transactions contemplated by the merger agreement and the spin-off agreements (or the agreements governing the sale of the ESG Business); provided, however, that none of the following events, changes, circumstances, states of fact, conditions, occurrences or effects, either alone or in combination, will constitute, or be considered in determining whether there has been, a material adverse effect:

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  any acts of God, earthquakes, floods, hurricanes, tropical storms or other natural disasters;

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  any outbreak or escalation of war or major hostilities or any act of terrorism;

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  changes after the date of the merger agreement in applicable law or GAAP or the interpretation thereof;

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  changes that generally affect the industries and markets in which KLX Ex-ESG operates;

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  changes in general economic conditions or political or regulatory conditions in general;

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  changes in the credit, debt, financial or capital markets or in interest or exchange rates, in each case, in the United States or elsewhere in the world;

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  any failure, in and of itself, of KLX to meet any published or internally prepared projections, budgets, plans or forecasts of revenues, earnings predictions or other financial performance measures (it being agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded by this proviso may be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur);

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  any change in the price or trading volume of KLX's securities or other financial instruments or change in KLX's credit rating (it being agreed that the facts and circumstances giving rise to such change that are not otherwise excluded by this proviso may be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur);

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  any action specifically required to be taken pursuant to the merger agreement or the spin-off agreements (or the agreements governing the sale of the ESG Business);

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  any specific action taken or failed to be taken at the express written direction of, or with the express written consent of, Boeing or Merger Sub; or

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  the spin-off (or the distribution of the proceeds from the sale of the ESG Business), the public announcement or other disclosure with respect to the transactions contemplated by the merger agreement and the spin-off agreements (or the agreements governing the sale of the ESG Business) or the identity of Boeing or Merger Sub or any of their affiliates (including the impact of any of the foregoing on relationships with any customer, supplier, lender or employee);

provided, however, that any event, change, circumstance, state of fact, condition, occurrence, effect or other matter referred to in the first six bullets immediately above will be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur to the extent that such event, change, circumstance, effect, state of fact, condition, occurrence or other matter has a disproportionate impact on KLX Ex-ESG as compared to other participants in the industries and markets in which KLX Ex-ESG operates.

        Boeing and Merger Sub also make a number of representations and warranties to us regarding various matters pertinent to the merger and their respective businesses. Such representations and warranties relate to, among other things:

  •
  due organization, valid existence, good standing, qualification to do business and similar corporate matters;

  •
  organizational documents;

  •
  corporate power and authority to execute, deliver and perform their obligations under the merger agreement and to consummate the transactions contemplated by the merger agreement, and the authorization, execution, delivery and enforceability of the merger agreement;

  •
  the absence of conflicts with organizational documents, applicable law (assuming that certain consents, registrations, declarations, filings and notices have been obtained or made) or contracts, in each case as a result of the execution and delivery of the merger agreement and the consummation of the transactions contemplated by the merger agreement;

  •
  the absence of rights of termination, acceleration or cancellation of, or requirements for the consent of, notice to or filing with any third party pursuant to any of the terms or provisions of any contract to which Boeing or Merger Sub is a party, in each case as a result of the execution and delivery of the merger agreement and the consummation of the transactions contemplated thereby;

  •
  the absence of any consent, approval, license, permit, order, action or authorization of, registration, declaration or filing with or notice to, any governmental authority in connection with the execution, delivery and performance of the merger agreement or the consummation of the transactions contemplated by the merger agreement, assuming that certain consents, registrations, declarations, filings and notices have been obtained or made;

  •
  the absence of any proceeding or order that challenges the validity or propriety, or seeks to prevent, materially impair or materially delay, or would reasonably be expected to have the effect of preventing, impairing or materially delaying the consummation of the merger;

  •
  information of Boeing or Merger Sub for inclusion or incorporation by reference in this proxy statement;

  •
  investment bankers, brokers and finders;

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  the sufficiency of Boeing's funds to consummate the merger, to pay the aggregate merger consideration and all fees and expenses related to the transactions contemplated by the merger agreement and to pay all costs, fees and expenses related to the refinancing of KLX's indebtedness (after giving effect to the spin-off);

  •
  none of Boeing, Merger Sub or any of their affiliates being (during the three years preceding the date of the merger agreement) an "interested stockholder" of KLX as defined in Section 203 of the DGCL; and

  •
  none of Boeing, Merger Sub or their respective affiliates owning (directly or indirectly, beneficially or of record) any KLX common stock or rights to acquire KLX common stock (other than pursuant to the merger agreement).

        Some of Boeing's and Merger Sub's representations and warranties are qualified as to materiality or by exceptions related to the absence of a material adverse effect on the ability of Boeing or Merger Sub to consummate the transactions contemplated by the merger agreement.

        The representations and warranties of each of the parties to the merger agreement will terminate at the effective time.

Conduct of Business Pending the Merger

        We have agreed to restrictions on the operation of our business until the earlier of the effective time and the date on which the merger agreement is terminated. Except as may be required by applicable law, as may be consented to in writing by Boeing (which consent may not be unreasonably withheld, delayed or conditioned), as expressly required or expressly permitted pursuant to the merger agreement or the spin-off agreements (or the agreements governing the sale of the ESG Business), or as disclosed to Boeing pursuant to the merger agreement, (i) subject to the restrictions set forth in clause (ii) below, we will, and will cause our subsidiaries to, conduct our and our subsidiaries' business in the ordinary course of business and in a manner consistent with past practice and, to the extent consistent therewith, use our reasonable best efforts to preserve our assets and business organization and maintain satisfactory relationships with material customers, suppliers, distributors, regulators, landlords and other business partners and (ii) we will not, and will cause our subsidiaries (other than KLX Energy Services and its subsidiaries, except as set forth below) not to, directly or indirectly:

  •
  amend or otherwise change our certificate of incorporation or bylaws (or such equivalent organizational or governing documents of any of our subsidiaries (other than KLX Energy Services and its subsidiaries));

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  adjust, split, combine, subdivide, reclassify, redeem, repurchase or otherwise acquire or amend the terms of KLX's or any of its subsidiaries' (other than KLX Energy Services and its subsidiaries) capital stock or other equity interests or any options, equity or equity-based compensation, warrants, convertible securities or other rights of any kind to acquire any shares of KLX's or any of its subsidiaries' capital stock or other equity interests;

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  issue, sell, pledge, dispose, encumber or subject to any encumbrance, grant, announce, transfer, deliver, dispose or authorize the same with respect to any shares of KLX's or its subsidiaries'

    (other than KLX Energy Services and its subsidiaries) capital stock or other equity interests or other securities (including "phantom" equity), or any options, equity or equity-based compensation, warrants, convertible securities or other rights of any kind to acquire any shares of KLX's or any of its subsidiaries' (other than KLX Energy Services and its subsidiaries) capital stock or other equity interests or other securities; provided, however, that KLX may issue shares upon the settlement of any KLX RSU Award or KLX PSU Award outstanding as of the date of the merger agreement and in accordance with the merger agreement and the applicable KLX RSU Award or KLX PSU Award, as made available to Boeing;

  •
  establish a record date for, declare, set aside, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, or enter into any voting agreement with respect to KLX's or any of its subsidiaries' capital stock or other equity interests, other than cash dividends and distributions paid by any subsidiary of KLX to KLX or any wholly owned subsidiary of KLX (other than KLX Energy Services and its subsidiaries); provided, however, that nothing in this provision prohibits KLX from consummating the spin-off or distributing the proceeds of a sale of the ESG Business;

  •
  (A) except to the extent required by applicable law or (1) in accordance with the terms of existing employment or other compensation agreements as in effect as of the date of the merger agreement or made available to Boeing and (2) not more in the aggregate for all such increases than the aggregate level of average merit compensation increase for the years 2015 through 2017, grant or announce any increase in the salaries, bonuses, severance, termination pay or other compensation and benefits payable by KLX or any of its subsidiaries to any of the current or former employees, directors or other individual service providers of KLX or any of its subsidiaries; (B) hire any new employees or terminate any existing employees (other than for cause) except in the ordinary course of business consistent with past practice, with respect to employees with an annual base salary not to exceed $250,000 (or who would receive such base salary if hired), (C) except as required to ensure that any KLX benefit plan is not then out of compliance with applicable law or as part of KLX's annual health and welfare plan enrollment process, enter into or adopt any new, or increase benefits under or renew, amend or terminate any existing KLX benefit plan (including any plan that would be a KLX benefit plan if in effect as of the date of the merger agreement);

  •
  acquire (including by merger, consolidation or acquisition of stock or assets or otherwise) any business or person or any division thereof unless (x) such acquisition is from an unaffiliated third party and is solely for the benefit of KLX Ex-ESG (and not KLX Energy Services or any of its subsidiaries or the ESG Business) and (y) the value of such stock, assets, business, person or such division does not exceed $35 million individually or $50 million in the aggregate, or (B) enter into or acquire any interest in any joint venture or similar agreement or arrangement with an unaffiliated third party, unless (x) such interest or similar agreement or arrangement is solely for the benefit of KLX Ex-ESG or, to the extent any such agreement or arrangement is entered into by KLX Energy Services or its subsidiaries or the ESG Business, such agreement or arrangement may not involve the acquisition by KLX of equity interests in any person and (y) the value of such interest does not exceed $35 million individually or $50 million in the aggregate;

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  sell, transfer, lease, sell and lease back, license, mortgage, incur any encumbrance (other than certain permitted encumbrances) on or otherwise transfer or abandon any material portion of the assets, business, properties or rights of KLX or any of its subsidiaries, except (A) sales of inventory in the ordinary course of business and consistent with past practice, (B) transfers among KLX and its subsidiaries (other than non-cash transfers to KLX Energy Services or any of its subsidiaries) or (C) disposition of obsolete assets or expired inventory in the ordinary course of business and consistent with past practice;

  •
  (A) other than drawings on existing credit facilities pursuant to the terms of such facilities as in effect on the date of the merger agreement, incur or otherwise become liable for any indebtedness or guarantee, assume or endorse any indebtedness or other obligations of any person (except for indebtedness for cash borrowed from KLX or its wholly owned subsidiaries) for an amount in excess of $1 million, or (B) make any loans, advances, capital contributions to, or investments in, any other person (other than in the form of cash to or in KLX or any direct or indirect wholly owned subsidiary of KLX) in excess of $1 million;

  •
  terminate, agree to any material amendment or modification of, renew (other than in the ordinary course of business, consistent with past practice in a manner that is not materially adverse to KLX Ex-ESG) or waive any material rights under any material contract or material government contract or enter into or agree to enter into any contract that, if entered into prior to the date of the merger agreement, would be a material contract or material government contract; provided that the foregoing shall not limit KLX's ability to (A) renew any material contract that is on terms that are not materially less favorable to KLX than the current material contract, (B) accept and agree to any modification to a government contract independently proposed by any governmental authority (or higher-tier contractor as a result of a modification proposed to such higher-tier contractor by any governmental authority) or (C) enter into a material government contract issued as a result of a government bid in the ordinary course of business consistent with past practice;

  •
  make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization);

  •
  make, authorize or enter into any capital expenditure outside of the ordinary course of business consistent with past practice;

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  write up, write down or write off the book value of any material assets, except to the extent required by GAAP applied in a manner consistent with KLX's audited financial statements for the year ended January 31, 2018;

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  commence, compromise, settle or agree to settle any claim, investigation or proceeding, other than (x) settlements that result solely in monetary obligations involving payment by KLX or any of its subsidiaries of the amounts reserved in accordance with GAAP with respect to such claim, investigation or proceeding on KLX's consolidated financial statements for the year ended January 31, 2018, (y) settlements that result solely in obligations of KLX Energy Services or (z) certain stockholder litigation related to the merger;

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  except as required pursuant to the terms of KLX's tax sharing agreement with B/E Aerospace, Inc.: (A) make, rescind or change any material tax election or change any annual tax accounting period or method of tax accounting; (B) file any amended material tax return; (C) settle or compromise any audit or proceeding relating to a material amount of taxes; (D) agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes; (E) enter into any "closing agreement" within the meaning of section 7121 of the Internal Revenue Code (or any similar provision of state, local or non-U.S. law) with respect to any material tax; or (F) surrender any right to claim a material tax refund;

  •
  adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of KLX or any of its subsidiaries;

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  agree to any provision that (A) would impose a non-competition or exclusivity obligation on the surviving corporation, Boeing or any of their respective affiliates or subsidiaries after the effective time or limits in any respect the ability of KLX Ex-ESG or would limit in any respect the ability of Boeing or any of its affiliates after the effective time, to operate its business in any geographic area, (B) would, after the effective time, restrict KLX, Boeing or any of their respective affiliates or subsidiaries from soliciting, hiring, engaging, retaining or employing any person's current or former employees in any respect (other than customary non-solicitation obligations undertaken in the ordinary course of business consistent with past practice) or (C) restricts the ability of KLX Ex-ESG or its affiliates to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or businesses;

  •
  fail to keep in force any material insurance policy or replacement providing insurance coverage with respect to the assets, operations and activities of KLX and its subsidiaries as are in effect on the date of the merger agreement;

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  enter into any new line of business outside its existing business segments;

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  enter into, materially amend or terminate any contract that would reasonably be expected to involve annual payments by KLX or its subsidiaries in excess of $25 million in the 12 months ending January 31, 2019;

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  engage in any promotional sale, discount or other activity with customers outside the ordinary course of business consistent with past practice designed to accelerate to pre-closing periods material sales that, based on past practice, would otherwise occur in post-closing periods;

  •
  materially amend or terminate the KLX ESPP or any KLX equity plan;

  •
  make, or cause or permit to be made, any election under Section 965(h) of the Internal Revenue Code; or

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  agree or commit to, enter into any agreement to do or adopt any resolutions in support of, any of the foregoing.

Certain Covenants Related to the ESG Business

        The merger agreement contains various agreements by KLX with respect to the spin-off and the spin-off documents. Specifically:

  •
  Under the terms of the merger agreement, KLX has agreed to comply, and agreed to cause its subsidiaries to comply, in all material respects with all obligations and covenants under the spin-off agreements. For purposes of the merger agreement, spin-off agreements include the distribution agreement, the employee matters agreement, the transition services agreement and the IP matters agreement, each in the form agreed to by Boeing and KLX (the "agreed form spin-off agreements"), and all other written contracts with unaffiliated third parties entered into with respect to the spin-off and all other material instruments and documents with unaffiliated third parties delivered in connection therewith (other than the Form 10 and any other required SEC filing) (the "ancillary spin-off agreements"), provided that no ancillary spin-off agreement will constitute a "spin-off agreement" if (i) any of the terms in such agreement are or would reasonably be expected to be more adverse to Boeing, the surviving corporation or any of their respective subsidiaries in comparison to the most closely comparable corresponding terms individually, or in comparison to all terms taken as a whole, contained in the agreed-form spin-off agreements, unless such contracts, instruments or documents provide for no obligations of, or other effect on, the surviving corporation and its subsidiaries, or (ii) any transactions contemplated thereby would require any amendment, supplement or modification to this proxy statement or other SEC filings other than de minimis or solely ministerial amendments, supplements or modifications or require any stockholder approval other than the stockholder approval of the merger proposal as contemplated by the merger agreement.

  •
  In addition, under the terms of the merger agreement, KLX agreed that, at all times until January 11, 2019 and, if directed by Boeing, thereafter until termination of the merger agreement, KLX will, and will cause its subsidiaries to, use its reasonable best efforts to cause the spin-off to occur as promptly as reasonably practicable, in accordance with the terms of the agreed-form spin-off agreements, including (A) complying with all obligations with respect to the preparation and filing of the Form 10 and other documents required to be filed with the SEC, (B) using reasonable best efforts to satisfy on a timely basis all conditions precedent to the obligations to effect the spin-off and (C) at the reasonable request of Boeing, fully enforcing rights and obligations under the spin-off agreements, and not taking any action (other than any action expressly required under the merger agreement or by the spin-off agreements) that would or would reasonably be expected to increase the time required for, or reduce KLX's ability to cause, the spin-off to occur in any material respect. KLX is required to keep Boeing reasonably informed of material developments in connection with the spin-off.

  •
  To the extent requested by KLX, Boeing and Merger Sub have agreed to use their reasonable best efforts to cooperate with KLX in its efforts to cause the consummation of the spin-off.

  •
  KLX agreed in the merger agreement that it would not, and would cause its subsidiaries, KLX Energy Services and their respective subsidiaries not to, terminate, amend, modify or waive any provision of any agreed form spin-off agreement without the prior written consent of Boeing; provided that such consent will not be unreasonably withheld, conditioned or delayed so long as (i) any such termination, amendment, modification or waiver is not more adverse to KLX Energy Services, the surviving corporation or any of their respective subsidiaries in comparison to the most closely comparable corresponding terms individually, or in comparison to all terms taken as a whole, contained in the agreed form spin-off agreements, and (ii) no transactions contemplated thereby would (A) require any amendment, supplement or modification to this proxy statement or any other required SEC filing other than de minimis or solely ministerial amendments, supplements or modifications or other than amendments to cure any ambiguity, omission, mistake, defect or inconsistency or (B) require any stockholder approval other than the stockholder approval of the merger proposal as contemplated by the merger agreement.

  •
  KLX is permitted in the merger agreement to terminate, amend, modify or waive any provision of any of the ancillary spin-off agreements so long as (i) such termination, amendment, modification or waiver, as applicable, is not adverse to Boeing, the surviving corporation or any of their respective subsidiaries and (ii) any transactions contemplated thereby would not require (A) any amendment, supplement or modification to this proxy statement or any other required SEC filing other than de minimis or solely ministerial amendments, supplements or modifications other than amendments to cure any ambiguity, omission, mistake, defect or inconsistency or (B) any stockholder approval other than the stockholder approval of the merger proposal as contemplated by the merger agreement.

  •
  No earlier than three business days prior to the date of the spin-off, KLX must contribute, transfer or otherwise pay $50 million to KLX Energy Services.

  •
  KLX and its subsidiaries must cause KLX Energy Services and its subsidiaries to (i) comply with their respective reimbursement obligations under the distribution agreement (or the agreement pursuant to which the ESG Business is sold) in respect of a negative balance in the FCF Net Amount (as defined in the distribution agreement) and (ii) not permit any of the terms of any sale of the ESG Business to be or reasonably expected to be more adverse to Boeing, the surviving corporation or any of their respective subsidiaries in comparison to the most closely comparable corresponding terms individually, or in comparison to all terms taken as a whole, of the transactions contemplated by the agreed form spin-off agreements.

        Under the terms of the merger agreement, KLX was required to notify Boeing by May 30, 2018 if KLX elected to enter into an agreement to sell the ESG Business in lieu of consummating the spin-off. KLX did not make such election by May 30, 2018, and pursuant to the terms of the merger agreement, KLX will not be entitled to sell the ESG Business to a third party in lieu of the spin-off without Boeing's prior written consent. KLX is required to enter into the distribution agreement with KLX Energy Services by July 14, 2018.

Restrictions on Solicitation of Acquisition Proposals

Non-Solicitation Provisions and Exceptions.

        From the date of the merger agreement until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, we are subject to restrictions on our ability to initiate or solicit third party proposals relating to alternative transactions or to provide information to or engage in discussions or negotiations with a third party in relation to an alternative transaction (subject to certain exceptions prior to the approval of the merger proposal by KLX stockholders at the special meeting described further in this proxy statement and except as related solely to the spin-off or a sale of the ESG Business or any of the assets or operations thereof). Specifically:

  •
  KLX must cease, cause its subsidiaries to cease and instruct and cause its officers, directors and other representatives to cease, and cause to be terminated all existing discussions, negotiations, solicitations, encouragement and communications with any persons with respect to any acquisition proposal (as defined below) (other than the transactions contemplated by the merger agreement with Boeing and Merger Sub);

  •
  KLX is not permitted to, and is not permitted to authorize or permit any of its representatives to, directly or indirectly through another person:

  •
  engage in any communication or initiate, solicit, facilitate or encourage any action that would constitute or would reasonably be expected to lead to an acquisition proposal;

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  engage in or continue negotiations or discussions with, or provide any information or data to, any person (other than Boeing or any of its affiliates or representatives) relating to or that would reasonably be expected to lead to any acquisition proposal;

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  approve, endorse, recommend, execute or enter into any alternative acquisition agreement; or

  •
  resolve or agree to do any of the foregoing; and

  •
  KLX must (and did), within one business day of the date of the merger agreement and thereafter, terminate all access by third parties to any data room (virtual or actual) containing any information relating to KLX Ex-ESG and request the destruction or return of all non-public information previously provided by or on behalf of KLX, any of its subsidiaries or their representatives to any and all such third parties.

        Notwithstanding the provisions in the merger agreement relating to acquisition proposals:

  •
  at any time prior to receiving stockholder approval of the merger proposal, if KLX receives a bona fide written acquisition proposal that did not result directly or indirectly from a breach of the non-solicitation provisions in the merger agreement (other than breaches that are inadvertent, de minimis and not intended to result in an acquisition proposal), KLX may contact the person who has made such acquisition proposal in order to clarify the terms of such acquisition proposal so that the KLX Board (or any committee thereof) may inform itself about such acquisition proposal, furnish information concerning its business, properties or assets to such person pursuant to a confidentiality agreement with confidentiality terms that are not less favorable to KLX than those contained in Boeing's confidentiality agreement, and negotiate and participate in discussions and negotiation with such person concerning such acquisition proposal, in each case if the KLX Board determines in good faith (after consultation with outside financial advisors and legal counsel) that such acquisition proposal constitutes, or could reasonably be expected to lead to or result in, a superior proposal, and the KLX Board determines in good faith (after consultation with outside financial advisors and legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable law;

  •
  nothing contained in the merger agreement shall prohibit KLX or the KLX Board from disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, or from issuing a "stop, look and listen" statement pursuant to Rule 14d-9(f) of the Exchange Act pending disclosure of its position thereunder; and

  •
  nothing contained in the merger agreement shall prohibit KLX or the KLX Board from making any disclosure to KLX stockholders if the KLX Board determines in good faith (after consultation with outside legal counsel) that the failure of the KLX Board to make such disclosure would be inconsistent with its fiduciary duties under applicable law; provided, however, that (A) in no event shall this provision affect the obligations specified with respect to superior proposals and intervening events (as defined below) discussed below and (B) any such disclosure (other than issuance by KLX of a "stop, look and listen" pursuant to Rule 14d-9(f) of the Exchange Act or similar communication to KLX stockholders or a factually accurate public statement by KLX that only describes KLX's receipt of an acquisition proposal and the operation of the merger agreement with respect thereto) that addresses or relates to the approval, recommendation or declaration of advisability by the KLX Board with respect to the merger agreement or an acquisition proposal shall be deemed to be an adverse recommendation change.

        KLX (A) must promptly (and in any case within 24 hours) provide Boeing notice of the receipt of any acquisition proposal and any confidentiality agreement entered into with any third party and must disclose the identity of the third party and the terms of such acquisition proposal, (B) must promptly (and in any case within 24 hours) make available to Boeing copies of all information of KLX and the same access provided by KLX to such third party but not previously made available to Boeing and (C) must keep Boeing informed on a reasonably prompt (and at Boeing's request, which will not be more frequently than daily) basis of the status and material details of (including amendments and proposed amendments to and the negotiation or discussion of) any such acquisition proposal, or such other inquiry, offer or proposal.

        KLX agreed in the merger agreement not to release or permit the release of any person from, or to waive or permit the waiver or termination of any provision of, any confidentiality, standstill or similar agreement (or any standstill or confidentiality provision of any other contract or agreement) to which any of KLX or any subsidiary of KLX is a party or any "moratorium," "control share acquisition," "fair price," "interested stockholder," "affiliate transaction," "business combination" or other antitakeover contract or applicable law, and KLX agreed to use its reasonable best efforts to enforce or cause to be enforced to the fullest extent permitted by applicable law each such agreement or applicable law; provided, however, that nothing herein will apply to standstill or similar provisions contained in any agreements that are terminated, released or waived in accordance with their terms without any action by KLX. Any breach of the provisions in the merger agreement regarding nonsolicitation, acquisition proposals and superior proposals by any subsidiary or representative of KLX will be deemed to be a breach of such provisions by KLX.

        Notwithstanding the foregoing, the provisions regarding alternative proposals and adverse recommendation changes shall not in any way limit or prohibit any action taken by KLX in furtherance of its efforts to consummate the spin-off, including holding discussions, negotiations and communications with, or providing non-public information unrelated to KLX Ex-ESG to, any persons in connection with the spin-off (including to potential financing sources).

KLX Board Recommendation and Adverse Recommendation Change

        Under the terms of the merger agreement, subject to certain exceptions, the KLX Board has agreed to recommend that KLX stockholders vote in favor of the merger proposal. Under the merger agreement, the KLX Board and any committee thereof may not take any of the following actions (any such action, an adverse recommendation change):

  •
  withdraw, qualify, withhold or modify, fail to make, or publicly propose to withdraw, qualify, withhold or modify, its recommendation in favor of the merger proposal;

  •
  adopt, approve or recommend or publicly propose to adopt, approve or recommend any acquisition proposal, alternative acquisition agreement or superior proposal;

  •
  fail to recommend against any tender offer or exchange offer for shares of KLX common stock within ten business days after commencement of such offer;

  •
  approve or recommend or publicly propose to adopt or recommend any acquisition proposal or superior proposal or fail to include a recommendation in favor of the merger proposal;

  •
  fail to publicly reaffirm the recommendation in favor of the merger proposal within three business days after receipt of a written request by Boeing to provide such affirmation; or

  •
  adopt or approve, or publicly propose to adopt or approve, or allow KLX to execute or enter into, any contract, agreement, arrangement or understanding that reflects, or would reasonably be expected to lead to, an acquisition proposal or would require KLX to abandon or terminate the merger or the other transactions contemplated by the merger agreement (an alternative acquisition agreement).

        Notwithstanding the foregoing, the KLX Board may take the following actions in connection with a superior proposal or an intervening event (as defined below), subject to specified terms as further described below.

        If, at any time after the date of the merger agreement and prior to the receipt of KLX stockholder approval of the merger proposal, the KLX Board first receives an acquisition proposal that did not result directly or indirectly from a breach of the non-solicitation provisions in the merger agreement (other than breaches thereof that are inadvertent, de minimis and not intended to result in an acquisition proposal), that is not withdrawn, and that the KLX Board determines in good faith (after consultation with outside financial advisors and legal counsel) constitutes a superior proposal, the KLX Board may cause KLX to, concurrently with the payment of a $105 million fee by KLX to Boeing, terminate the merger agreement and simultaneously enter into a definitive alternative acquisition agreement in respect of such superior proposal if:

  •
  the KLX Board has determined in good faith (after consultation with outside financial advisors and legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable law;

  •
  KLX has previously notified Boeing in writing that it intends to terminate the merger agreement and has provided Boeing an unredacted copy of the proposed definitive alternative acquisition agreement between KLX and the person making such superior proposal;

  •
  for a period of four business days following such written notice, KLX shall have discussed and negotiated in good faith and made KLX's representatives available to discuss and negotiate in good faith (in each case to the extent Boeing desires to negotiate) with Boeing's representatives any proposed modifications to the terms and conditions of the merger agreement or the transactions contemplated by the merger agreement so that the failure to take such action would no longer be inconsistent with the KLX Board's fiduciary duties under applicable law (it being understood and agreed that any amendment to any material term or condition of any superior proposal shall require a new notice and a new negotiation period that shall expire on the later to occur of (1) three business days following delivery of such new notice from KLX to Boeing and (2) the expiration of the original four business day period); and

  •
  no earlier than the end of such negotiation period, the KLX Board shall have determined in good faith, after considering the terms of any proposed amendment or modification to the merger agreement, that the acquisition proposal that is the subject of the notice described above still constitutes a superior proposal.

        Other than in connection with a superior proposal (which shall be subject to the provisions described in the prior paragraph), prior to KLX obtaining stockholder approval of the merger proposal, the KLX Board may withdraw, qualify, withhold or modify, fail to make or publicly propose to withdraw, qualify, withhold or modify its recommendation of the merger proposal, in response to an intervening event (as defined below), only if:

  •
  the KLX Board determines in good faith (after consultation with outside financial advisors and legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable law;

  •
  KLX has notified Boeing in writing that it intends to effect such an adverse recommendation change and the facts underlying the KLX Board's determination that an intervening event has occurred and the facts underlying the reason for the adverse recommendation change;

  •
  for a period of four business days following the delivery of such written notice, KLX shall have discussed and negotiated in good faith and made KLX's representatives available to discuss and negotiate in good faith (in each case to the extent Boeing desires to negotiate) with Boeing's representatives any proposed modifications to the terms and conditions of the merger agreement or the transactions contemplated by the merger agreement so that the failure to take such action would no longer be inconsistent with the KLX Board's fiduciary duties under applicable law (it being understood and agreed that any material change to the facts and circumstances relating to an intervening event shall require a new notice and a new negotiation period that shall expire on the later to occur of (1) three business days following delivery of such new notice from KLX to Boeing and (2) the expiration of the original four business days period described above); and

  •
  no earlier than the end of such negotiation period, the KLX Board shall have determined in good faith (after consultation with outside financial advisors and legal counsel), after considering the terms of any proposed amendment or modification to the merger agreement, that the failure to take such action would still be inconsistent with its fiduciary duties under applicable law.

Certain Definitions

        In this proxy statement, an "acquisition proposal" refers to any inquiry, indication of interest, proposal or offer from any person (other than Boeing, Merger Sub or their subsidiaries), relating to, or that would reasonably be expected to lead to, any (i) merger, consolidation, share exchange, business combination, recapitalization (including a leveraged recapitalization or extraordinary dividend), reorganization, equity investment, business combination, joint venture or similar transaction involving KLX or any of its subsidiaries, pursuant to which any such person would own or control, directly or indirectly, 20% or more of the voting power of KLX or any of its subsidiaries, (ii) sale, lease, license, dissolution, liquidation or other disposition, directly or indirectly, of assets of KLX or any subsidiary of KLX (excluding the sale of inventory held for sale in the ordinary course of business) representing 20% or more of the consolidated assets, revenues or net income of KLX and its subsidiaries taken as a whole, or to which 20% or more of KLX's revenues, earnings or assets on a consolidated basis are attributable, taken as a whole, (iii) issuance or sale or other disposition of capital stock or other equity interests representing 20% or more of the voting power of KLX, (iv) tender offer (including self-tender), exchange offer or any other transaction or series of transactions in which any person will acquire, directly or indirectly, beneficial ownership or the right to acquire beneficial ownership of capital stock or other equity interests representing 20% or more of the voting power of KLX or (v) any combination of the foregoing; provided that in no event shall the spin-off or any other proposal solely with respect to KLX Energy Services, the ESG Business or any of the assets or operations thereof constitute an acquisition proposal.

        In this proxy statement, a "superior proposal" means a bona fide written acquisition proposal (with all references to "20%" in the definition of "acquisition proposal" deemed to be "a majority" for purposes of the definition of "superior proposal") that (i) would be reasonably likely to be consummated if accepted, and (ii) is more favorable to KLX and its stockholders, solely in their capacity as such, from a financial point of view, than the transactions contemplated by the merger agreement, taking into account (a) all financial considerations (including the form of consideration), (b) the identity of the third party making such acquisition proposal, (c) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such acquisition proposal, (d) the legal and regulatory approvals, termination fee and expense reimbursement provisions reasonably deemed relevant by the KLX Board or any committee thereof and (e) any revisions to the terms of the merger agreement and the merger proposed by Boeing during the notice period set forth in the merger agreement; provided that, in no event will an acquisition proposal be deemed to be a superior proposal solely by excluding a condition to the consummation thereof relating to the ESG Business.

        In this proxy statement, an "intervening event" means any material change, event, effect, occurrence, consequence or development relating to KLX that (a) is unknown and not reasonably foreseeable as of the date of the merger agreement, (b) does not relate to any acquisition proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an acquisition proposal and (c) becomes known to the KLX Board prior to KLX stockholder approval of the merger proposal; provided that in no event shall the following constitute an intervening event: any change, event, effect, occurrence, consequence or development relating to (i) Boeing or Merger Sub or any of their affiliates or any competitor of KLX or (ii) the market price or trading volume of the equity securities of KLX, the ratings or the ratings outlook for KLX or any of its subsidiaries by any applicable rating agency or any analyst's recommendations or ratings with respect to KLX, except that the underlying reasons for such change, event, effect, occurrence, consequence or development may be considered in determining the existence of an intervening event to the extent not excluded by clause (i) of this proviso.

Efforts to Complete the Merger

        Each of the parties to the merger agreement will use its reasonable best efforts to cooperate with each other and take, or cause to be taken, or do, or cause to be done, all things necessary, proper or advisable to satisfy, or cause to be satisfied, all conditions to the obligations of the parties under the merger agreement over which it has control or influence, to obtain all other necessary actions, waivers, consents, licenses, permits and registrations (or transfers of the foregoing) and approvals from governmental authorities or any other person (it being understood that such actions, waivers, consents, licenses, permits and registrations shall not be deemed to be a condition to any party's obligations to consummate the transactions contemplated by the merger agreement unless otherwise set forth in the merger agreement), and to cause the merger to be consummated as promptly as practicable in accordance with the terms of the merger agreement.

        In addition, each of the parties to the merger agreement will use its reasonable best efforts to defend through litigation on the merits any claim asserted in court by any party in order to avoid entry of, or to have vacated or terminated, any order of any governmental authority (whether temporary, preliminary or permanent) that would prevent or materially delay the consummation of the closing.

        KLX and Boeing agreed in the merger agreement that they will prepare and file any filing required under the HSR Act as promptly as practicable, but in any event no later than ten business days after the date of the merger agreement (and which has been filed), and Boeing agreed that it will prepare and file all other required antitrust notifications as soon as reasonably practicable after the date of the merger agreement. No party may request or otherwise seek early termination of any applicable waiting periods under applicable antitrust law without the other party's prior written consent.

        Notwithstanding the foregoing, Boeing is not required to propose, negotiate, commit to or effect, by consent decree, hold separate orders or otherwise, (i) the sale, divestiture, license or disposition, in whole or in part, or suffer any restriction on the operation, of Boeing's or its subsidiaries' assets, properties or businesses or (ii) the sale, divestiture, license or disposition, in whole or part, of the assets, properties or businesses to be acquired by Boeing pursuant to the merger agreement.

        To the extent permitted by applicable law, each party must promptly notify the other of any material communication (including oral communications) it or any of its affiliates receives from any governmental authority to the extent relating to the merger agreement and the transactions contemplated by the merger agreement and the agreements related to the spin-off (and any purchase agreement related to the sale of the ESG Business) and permit the other to review in advance any proposed material communication by such party to any governmental authority. None of the parties will participate in or agree to participate in any material meeting with any governmental authority in respect of any filings, investigation (including any settlement of any such investigation), litigation or other inquiry related to any required antitrust notification the parties have agreed are required in connection with the merger unless it consults with the other in advance and, to the extent permitted by such governmental authority, gives the other the opportunity to attend and participate at such meeting. To the extent permitted by applicable law, each party will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other may reasonably request in connection with any such required antitrust notifications; provided that the disclosing party may, where appropriate, limit disclosure of any information to those individuals acting as outside counsel for the other parties, and such counsel will not disclose such information to such other parties without the knowledge and consent of Boeing or KLX, as applicable.

        Notwithstanding anything to the contrary in the merger agreement, Boeing has the sole right to control and direct all antitrust filings and antitrust strategy in connection with review of the merger and other transactions contemplated by the merger agreement by any governmental authority, or any litigation by, or negotiations with, any antitrust authority or other person relating to the transaction under the HSR Act or any other antitrust law and will take the lead in all meetings, discussions and communications with any governmental authority relating to obtaining antitrust approval, provided that Boeing will consult with and consider in good faith the comments of KLX in connection with any filing, communication, defense, litigation, negotiation or strategy.

Employee Benefits

        During the period beginning at the effective time and ending on December 31, 2019 (the "continuation period"), Boeing will, or will cause a subsidiary of Boeing to, provide to each employee who is actively employed by KLX or any of its subsidiaries immediately prior to the effective time (each, a "covered employee") for so long as such covered employee remains an employee of Boeing or any of its subsidiaries during the continuation period, compensation that is comparable in the aggregate (as determined by Boeing, including taking into consideration compensation that is accelerated under the terms of the merger agreement) to the compensation provided to such covered employee by KLX and its subsidiaries immediately prior to the effective time. In addition, Boeing agreed in the merger agreement to cause KLX to pay outstanding annual incentive awards to covered employees for the fiscal year in which the effective time occurs (and any preceding fiscal year to the extent awards are earned but remain unpaid) in accordance with the terms and conditions of the applicable annual cash incentive plans under which such awards were granted as in effect as of the effective time, to the extent and as disclosed to Boeing.

        In the event any covered employee first becomes eligible to participate under any Boeing employee benefit plan following the effective time, Boeing shall, or shall cause a subsidiary of Boeing to, for covered employees who become eligible during the calendar year including the effective time, use reasonable best efforts to (i) waive any preexisting condition exclusions and waiting periods with respect to participation and coverage requirements applicable to any covered employee under any Boeing employee benefit plan providing medical, dental or vision benefits to the same extent such limitation would have been waived or satisfied under any similar KLX benefit plan the covered employee participated in immediately prior to coverage under the Boeing employee benefit plan; and (ii) provide each covered employee with credit for any copayments and deductibles paid prior to the covered employee's coverage under any Boeing employee benefit plan during the plan year in which the effective time occurs, to the same extent such credit was given under any similar KLX benefit plan that such covered employee participated in immediately prior to coverage under the Boeing employee benefit plan, in satisfying any applicable deductible or out-of-pocket requirements under the Boeing employee benefit plan for the plan year in which the effective time occurs.

        As of the effective time, Boeing will recognize, or will cause a subsidiary of Boeing to recognize, all service of each covered employee prior to the effective time, to KLX (or any predecessor entities of KLX or any of its subsidiaries) for vesting and eligibility purposes (but not for benefit accrual purposes under any defined benefit pension plan) and for purposes of determining future vacation accruals and severance amounts to the same extent as such covered employee received, immediately before the effective time, credit for such service under any similar KLX benefit plan in which such covered employee participated immediately prior to the effective time; provided that service of each covered employee prior to the effective time shall not be recognized to the extent that such service credit would result in a duplication of benefits for the same period of service.

        Nothing set forth in the merger agreement will (i) confer upon any person any right to continue in the employ or service of Boeing, KLX (after giving effect to the spin-off) or any of their respective affiliates, or interfere with or restrict in any way the rights of Boeing, KLX (after giving effect to the spin-off) or any of their respective affiliates to discharge or terminate the services of any employee at any time for any reason whatsoever, with or without cause, or (ii) restrict the right of Boeing, KLX (after giving effect to the spin-off) or any of their respective affiliates to amend, modify or terminate any benefit or compensation plan, program, agreement, contract, policy or arrangement.

        Furthermore, nothing set forth in the merger agreement will create any right in any other person, including employees, former employees, any participant or any beneficiary thereof, in any KLX benefit plan, or to continued employment with KLX, Boeing or their respective subsidiaries or affiliates, and nothing set forth in the merger agreement will be treated as an amendment or other modification of any KLX benefit plan or any other employee benefit plan of KLX, Boeing, or any of their respective subsidiaries or affiliates or shall prohibit Boeing or any of its subsidiaries or affiliates from amending or terminating any employee benefit plan.

Directors' and Officers' Indemnification and Insurance

        Boeing and Merger Sub have agreed in the merger agreement that all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the effective time now existing in favor of the D&O Indemnified Parties as provided in KLX's certificate of incorporation and bylaws (in each case, as in effect on the date of the merger agreement) shall survive the merger and shall continue in full force and effect. For a period of six years from the effective time, the surviving corporation shall, and Boeing shall cause the surviving corporation to, maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of KLX's certificate of incorporation and bylaws as in effect immediately prior to the effective time with respect to acts or omissions occurring prior to the effective time and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any D&O Indemnified Parties; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim.

        Prior to the effective time, KLX will (or, if KLX is unable to, after the effective time, Boeing will cause the surviving corporation to) purchase a six-year prepaid "tail" policy with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under KLX's existing policies of directors' and officers' liability insurance and fiduciary liability insurance, with respect to matters arising on or before the effective time (including in connection with the merger agreement and the transactions or actions contemplated by the merger agreement), and Boeing will cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the surviving corporation, and no other party shall have any further obligation to purchase or pay for insurance under the merger agreement; provided, however, (i) that KLX will not pay, and the surviving corporation will not be required to pay, in excess of 300% of the last annual premium paid by KLX prior to the date of the merger agreement in respect of such "tail" policy and (ii) the material terms of such prepaid policies (including coverage and amount) are no more favorable in the aggregate to such D&O Indemnified Parties than the insurance coverage otherwise required in the prior paragraph above. If KLX or the surviving corporation for any reason fails to obtain such "tail" insurance policies prior to, as of or after the effective time, Boeing shall, for a period of six years from the effective time, cause the surviving corporation to maintain in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by KLX with respect to matters arising on or before the effective time; provided further, however, that after the effective time, neither the surviving corporation nor Boeing shall be required to pay annual premiums in excess of 300% of the last annual premium paid by KLX prior to the date of the merger agreement in respect of the coverage required to be obtained pursuant to the merger agreement, but in such case shall purchase as much coverage as reasonably practicable for such amount.

        The indemnification and insurance covenants described above are intended to be for the benefit of, and will be enforceable by, each of the D&O Indemnified Parties and their respective heirs only if the merger is consummated and will not be deemed exclusive of any other rights to which any such person is entitled, whether pursuant to applicable law, contract or otherwise.

Other Covenants and Agreements

        The merger agreement contains other covenants and agreements relating to, among other things:

Consent Solicitation With Respect to and Satisfaction and Discharge of KLX Notes.

        KLX will use its reasonable best efforts to, as promptly as reasonably practicable, effect a consent solicitation seeking the consent of the holders of KLX's 5.875% Senior Notes due 2022 to amendments or waivers to the indenture governing the notes, which would permit the consummation of the spin-off prior to the closing of the merger; provided that KLX will not agree to a consent fee in connection with such consent without Boeing's prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Whether or not the noteholder consent is obtained, (i) on a date specified by Boeing, KLX will issue a conditional notice of redemption for all of the outstanding aggregate principal amount of the notes, (ii) Boeing will, upon the closing of the merger, be responsible for the payment of an amount sufficient to satisfy and discharge the indenture governing the notes, (iii) KLX will take such other reasonable actions that are necessary or customary to effect the satisfaction and discharge of the indenture and the redemption of the notes, and (iv) KLX will satisfy and discharge the indenture in accordance with the terms of the indenture and redeem the notes in accordance with the indenture.

Payoff Letter.

        At least two business days prior to the closing of the merger, KLX will cause the agent under the Amended and Restated Credit Agreement, dated as of May 19, 2015 (the "existing credit agreement"), among KLX, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, to provide a copy of an executed payoff letter (the "payoff letter") with respect to the existing credit agreement, in customary form, which shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable (and not contingent or unasserted) under the existing credit agreement as of the anticipated closing date of the merger (and the daily accrual thereafter) (the "payoff amount"), (ii) state that upon receipt of the payoff amount under the payoff letter, the existing credit agreement and all related loan documents shall be terminated, as applicable, and (iii) provide that all encumbrances and all guarantees (if any) in connection therewith relating to the assets and properties of KLX or any of its subsidiaries securing such obligations shall be released and terminated upon the payment of the payoff amount; provided that the effectiveness of such repayment, termination or release may be contingent upon the occurrence of the closing of the merger unless otherwise agreed by KLX.

Intercompany Arrangements.

        Excluding certain agreements related to the spin-off, KLX will cause any intercompany contracts, arrangements, financing agreements or intercompany loans between KLX Energy Services, on the one hand, and KLX and any of its affiliates or subsidiaries (other than KLX Energy Services), on the other hand, to be terminated, effective no later than the closing.

Notification of Certain Matters.

        Subject to applicable law, from and after the date of the merger agreement until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, KLX and Boeing must notify each other of certain developments, including in respect of notices or communications received from any governmental authority, claims, investigations or proceedings commenced or threatened relating to the merger agreement, the merger or the spin-off or any sale of KLX Energy Services or inaccuracies or breaches of representations and warranties or covenants that would be reasonably expected to cause conditions to the closing not to be satisfied.

 Conditions to the Closing of the Merger

        The respective obligations of each party to consummate the merger are subject to the satisfaction or (to the extent permitted by applicable law) written waiver by KLX, Boeing and Merger Sub at or prior to the closing of the following conditions:

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  the holders of a majority of the outstanding shares of KLX common stock entitled to vote thereon shall have adopted the merger agreement and approved of the merger proposal at a stockholders meeting duly called and held for such purposes;

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  the Form 10 shall have been declared effective by the SEC and shall not be the subject of any stop order or proceedings seeking a stop order, all necessary permits and authorizations under the Securities Act and the Exchange Act relating to the issuance and trading of shares of KLX Energy Services common stock shall have been obtained and be in effect, and such shares of KLX Energy Services common stock shall have been approved for listing on Nasdaq and the period of time specified by applicable law for the mailing of an information statement in connection with the spin-off shall have expired (assuming the information statement in connection with the spin-off is mailed immediately after the Form 10 is declared effective by the SEC, whether or not the information statement in connection with the spin-off has in fact been mailed);

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  any waiting period (and any extension thereof) under the HSR Act relating to the consummation of the merger shall have expired and no temporary restraining order or preliminary or permanent injunction preventing the consummation of the merger will have been issued by any U.S. federal court, and any authorization or consent from a governmental authority required to be obtained with respect to the merger under any antitrust law of Turkey, the European Union, Israel, Colombia or South Korea shall have been obtained; and

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  no governmental authority having jurisdiction over KLX shall have issued or entered any order after the date of the merger agreement, and no applicable law shall have been enacted or promulgated after the date of the merger agreement, in each case, that is then in effect and has the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the merger or the other transactions contemplated by the merger agreement and the spin-off agreements (or the agreements governing the sale of the ESG Business).

        The obligations of Boeing and Merger Sub to effect the merger are subject to the satisfaction or (to the extent permitted by applicable law) written waiver by Boeing at or prior to the closing of the following additional conditions:

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  each of our representations and warranties regarding our capitalization shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of the merger agreement and the closing date as though made on and as of the closing date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

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  each of our representations and warranties regarding our and our subsidiaries' due organization, valid existence, good standing, qualification to do business and similar corporate matters, our organizational documents, our capital structure, the authorization, execution, delivery and enforceability of the merger agreement and the spin-off agreements, and our investment bankers, brokers or finders shall be true and correct in all material respects without giving effect to any materiality or "material adverse effect" qualifications therein as of the date of the merger agreement and the closing date as though made on and as of the closing date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

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  certain other representations and warranties shall be true and correct as set forth on a schedule to the merger agreement;

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  each of our other representations and warranties contained in the merger agreement, without giving effect to any materiality or "material adverse effect" qualifications therein, shall be true and correct as of the date of the merger agreement and the closing date as though made on and as of the closing date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except where the failure of such representations and warranties to be true and correct, would not have a material adverse effect;

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  KLX shall have performed or complied in all material respects with its obligations required under the merger agreement to be performed or complied with on or prior to the closing;

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  since the date of the merger agreement, there shall not have occurred any material adverse effect on KLX;

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  Boeing shall have received at the closing a certificate signed by an executive officer of KLX certifying as to the matters set forth in the six bullets above;

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  KLX shall have filed all forms, reports and documents that contain financial statements and that are required to be filed with the SEC prior to the effective time; and

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  the spin-off (or the distribution of the proceeds of a sale of the ESG Business) shall have been (i) duly and validly authorized by all necessary corporate action by KLX and KLX Energy Services, (ii) approved by the KLX Board and (iii) consummated or shall be consummated contemporaneously with the merger becoming effective.

        The obligation of KLX to effect the merger is subject to the satisfaction or (to the extent permitted by applicable law) written waiver by KLX at or prior to the closing of the following additional conditions:

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  each of the representations and warranties of Boeing and Merger Sub contained in the merger agreement, without giving effect to any materiality or "material adverse effect" qualifications therein, shall be true and correct as of the closing date as though made on and as of the closing date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, prevent, materially delay or materially impair Boeing's or Merger Sub's ability to consummate the transactions contemplated by the merger agreement;

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  Boeing and Merger Sub shall have performed or complied in all material respects with each of their respective obligations required under the merger agreement to be performed or complied with on or prior to the closing; and

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  KLX shall have received at the closing a certificate signed by an executive officer of Boeing certifying as to the matters set forth in the two bullet points immediately above.

Termination of the Merger Agreement

        Notwithstanding anything contained in the merger agreement to the contrary, the merger agreement may be terminated at any time prior to the effective time by mutual written consent of each of Boeing and KLX. In addition, the merger agreement may be terminated at any time prior to the effective time by either Boeing or KLX if:

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  the merger shall not have been consummated on or before 5:00 p.m. (New York time) on April 30, 2019 (the "initial termination date"); provided that the right to terminate the merger agreement pursuant to this provision is not available to any party if the inaccuracy of such party's representations or warranties or the failure of such party to perform or comply with any of its obligations under the merger agreement has been the proximate cause of the failure of the closing to have occurred on or before the termination date, provided, further, that if as of such termination date (A) the condition related to antitrust approval is the only condition that remains unsatisfied or which has not been waived by the party then entitled to give such waiver (other than the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business) and those conditions that by their terms are to be satisfied at the closing, but that are capable of being satisfied as of the initial termination date (assuming the closing were to occur on such termination date)), or (B) with respect to the antitrust approvals required to be received in the U.S., Turkey, the European Union, Israel, Colombia and South Korea, the applicable waiting periods have not expired, the applicable authorizations or consents have not been obtained or there shall have been issued by any U.S. federal court a temporary restraining order or preliminary or permanent injunction preventing the consummation of the merger, then the termination date may be extended by either Boeing or KLX until 5:00 p.m. (New York time) on July 30, 2019 (the "final termination date");

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  any United States governmental authority shall have issued or entered any order or any applicable law shall have been enacted or promulgated that has the effect of permanently restraining, enjoining or otherwise prohibiting the merger or the transactions contemplated by the merger agreement or the spin-off agreements (or the agreements governing the sale of the ESG Business), and in the case of such an order, such order shall have become final and non-appealable; provided that the right to terminate the merger agreement pursuant to this provision shall not be available to a party if the issuance of such order was proximately caused by the failure of such party, and in the case of Boeing, including the failure of Merger Sub, to perform or comply with any of its obligations under the merger agreement; or

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  KLX stockholder approval of the merger proposal by a majority of the KLX stockholders shall not have been obtained upon a vote taken thereon at a KLX stockholder meeting duly convened therefor or at any adjournment or postponement thereof.

        KLX may also terminate the merger agreement if:

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  the inaccuracy of any of Boeing's or Merger Sub's respective representations or warranties or the breach or failure to perform any of Boeing's or Merger Sub's covenants or other obligations set forth in the merger agreement, which breach or failure to perform (A) would result in the failure of a condition to KLX's obligation to consummate the merger and (B) is not capable of being cured by Boeing or Merger Sub, as applicable, by the termination date or, if capable of being cured, shall not have been cured by Boeing or Merger Sub on or before the earlier of (x) the termination date and (y) the date that is 30 calendar days following KLX's delivery of written notice to Boeing of such inaccuracy, breach or failure to perform; provided that KLX shall not have the right to terminate the merger agreement pursuant to this provision if KLX is then in material breach of any of its representations, warranties, covenants or other obligations set forth in the merger agreement; or

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  at any time prior to receipt of stockholder approval of the merger proposal by a majority of the KLX stockholders and upon the substantially concurrent payment of a $105 million termination fee (it being understood that any purported termination pursuant to this provision shall be null and void if KLX does not timely pay such termination fee), KLX shall have made an adverse recommendation change and entered into a definitive agreement with respect to a superior proposal in compliance with the applicable provisions of the merger agreement; provided that KLX shall not have the right to terminate the merger agreement pursuant to this provision unless KLX has complied in all material respects with the provisions in the merger agreement related to non-solicitation, acquisition proposals and adverse recommendation changes.

        Boeing may also terminate the merger agreement if:

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  the inaccuracy of any of KLX's representations or warranties, or the breach or failure to perform any of KLX's covenants or other obligations set forth in the merger agreement, which breach or failure to perform (A) would result in the failure of a condition to Boeing's and Merger Sub's obligation to consummate the merger and (B) is not capable of being cured by KLX by the termination date or, if capable of being cured, shall not have been cured by KLX on or before the earlier of (x) the termination date and (y) the date that is 30 calendar days following Boeing's delivery of written notice to KLX of such inaccuracy, breach or failure to perform; provided that Boeing shall not have the right to terminate the merger agreement pursuant to this provision if Boeing or Merger Sub is then in material breach of any of its representations, warranties, covenants or other obligations set forth in the merger agreement;

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  at any time prior to the receipt of KLX stockholder approval of the merger proposal by a majority of the KLX stockholders, the KLX Board shall have made an adverse recommendation change or KLX shall have failed to include in the proxy statement a recommendation in favor of the merger proposal;

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  KLX shall have breached in any material respect any of its obligations in the merger agreement related to non-solicitation, acquisition proposals and adverse recommendation changes; or

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  at any time after 5:00 p.m. (New York time) on January 11, 2019, if the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business) are the only conditions that remain unsatisfied or that have not been waived by the party then entitled to give such waiver (other than those conditions that by their terms are to be satisfied at the closing of the merger, but that are capable of being satisfied as of such time (assuming the closing of the merger were to occur as of such time)), provided that the right to terminate the merger agreement pursuant to this provision is not available to Boeing if the inaccuracy of Boeing's representations or warranties or the failure of Boeing to perform or comply with any of its obligations under the merger agreement has been the proximate cause of the failure of the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business), as applicable.

Termination Fees and Expenses

        We will be required to pay Boeing a termination fee equal to $70 million in cash in the following circumstances:

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  the merger agreement is terminated by Boeing or KLX because KLX stockholder approval of the merger proposal is not obtained upon a vote taken thereon at the KLX stockholder meeting duly convened and, within nine months after such termination, KLX enters into a definitive agreement with a person that made an acquisition proposal (provided that the reference to 20% in the definition of acquisition proposal is deemed to be 50% and in no case will a definitive agreement involving solely the sale of the ESG Business constitute an acquisition proposal); or

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  the merger agreement is terminated by Boeing due to the inaccuracy of any of KLX's representations and warranties, or the breach of any of KLX's covenants or obligations in the merger agreement, which breach would result in the failure to satisfy a closing condition and is not capable of being cured by KLX by the termination date or is not so cured and, within nine months after such termination, KLX enters into a definitive agreement with a person that made an acquisition proposal (provided that the reference to 20% in the definition of acquisition proposal is deemed to be 50% and in no case will a definitive agreement involving solely the sale of the ESG Business alone constitute an acquisition proposal).

        We will be required to pay Boeing a termination fee equal to $105 million in cash in the following circumstances:

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  the merger agreement is terminated by KLX where, at any time prior to receipt of KLX stockholder approval of the merger proposal, KLX shall have made an adverse recommendation change, entered into a definitive agreement with respect to a superior proposal in compliance with the applicable provisions of the merger agreement and complied in all material respects with the provisions in the merger agreement related to non-solicitation, acquisition proposals and adverse recommendation changes,

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  the merger agreement is terminated by Boeing where, at any time prior to the receipt of stockholder approval of the merger proposal, the KLX Board shall have made an adverse recommendation change or KLX shall have failed to include in the proxy statement a recommendation in favor of the merger proposal, or

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  the merger agreement is terminated by Boeing where KLX shall have breached in any material respect any of its obligations in the merger agreement related to non-solicitation, acquisition proposals and adverse recommendation changes.

        We will be required to pay Boeing a termination fee equal to $175 million in cash in the following circumstance: the merger agreement is terminated by Boeing at any time after 5:00 p.m. (New York time) on January 11, 2019, because the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business) are the only conditions that remain unsatisfied or that have not been waived by the party then entitled to give such waiver (other than those conditions that by their terms are to be satisfied at the closing of the merger, but that are capable of being satisfied as of such time (assuming the closing of the merger were to occur as of such time)) (provided that Boeing cannot terminate the merger agreement on this basis if the inaccuracy of Boeing's representations or warranties or the failure of Boeing to perform or comply with any of its obligations under the merger agreement has been the proximate cause of the failure of the conditions related to the Form 10 and the spin-off (and the sale of the ESG Business)).

        Boeing will be required to pay KLX a termination fee equal to $175 million in cash in the following circumstances:

  •
  the merger agreement is terminated by Boeing or KLX where the merger has not been consummated on or before April 30, 2019 (as may be extended to July 30, 2019 under the merger agreement) and at the time of such termination either (i) a governmental authority having jurisdiction over KLX shall have issued or entered any order, or enacted or promulgated a law, in each case, pursuant to applicable antitrust law and that is then in effect and has the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the merger, the spin-off or the other transactions contemplated by the merger agreement and the distribution agreement or (ii) the condition with respect to the receipt of antitrust approvals required in the U.S., Turkey, the European Union, Israel, Colombia and South Korea shall not have been satisfied and the condition related to antitrust approvals is the only condition that remains unsatisfied or which has not been waived by the party then entitled to give such waiver; or

  •
  the merger agreement is terminated by Boeing or KLX where any U.S. governmental authority has issued or entered an order or any applicable law has been enacted or promulgated, in each case with respect to antitrust law, that has the effect of permanently restraining, enjoining or otherwise prohibiting the merger or the spin-off and such order shall have become final and non-appealable.

Amendment and Waiver of the Merger Agreement

        Subject to the provisions of applicable law, the merger agreement may be amended by the parties thereto in writing at any time before or after receipt of KLX stockholder approval of the merger proposal. However, after stockholder approval of the merger proposal is obtained, there can be no amendment that by applicable law or in accordance with the rules of any stock exchange requires further approval by the KLX stockholders without such further approval of such stockholders.

        At any time prior to the effective time, subject to applicable law, any party may (a) extend the time for the performance of any obligation or other act of any other party, (b) waive any inaccuracy in the representations and warranties of the other party contained in the merger agreement or in any document delivered pursuant to the merger agreement and (c) waive compliance with any agreement or condition contained in the merger agreement. Such waivers are only valid if set forth in an instrument in writing signed on behalf of the party to be bound thereby.

Assignment of the Merger Agreement

        The merger agreement may not be assigned by operation of law or otherwise without the prior written consent of each of the other parties thereto, subject to Merger Sub's ability to assign its rights, interests and obligations under the merger agreement to other subsidiaries of Boeing provided that Boeing remains primarily liable for Merger Sub's obligations under the merger agreement.

        On June 1, 2018, the parties amended the merger agreement to add South Korea to the list of antitrust approvals required as a condition to closing. See "Condition to Closing the Merger" beginning on page [111].

Specific Performance

        The parties are entitled to seek injunction, specific performance and other equitable remedies to prevent breaches of the merger agreement and to enforce the terms thereof.

 SPIN-OFF TRANSACTION AGREEMENTS

        The merger agreement requires that, in connection with the spin-off, KLX and KLX Energy Services enter into the distribution agreement no later than July 14, 2018 and, concurrently therewith, KLX and KLX Energy Services will enter into the employee matters agreement, the transition services agreement, and the IP matters agreement. The summary of the material provisions of the distribution agreement, the employee matters agreement, the transition services agreement and the IP matters agreement, forms of each of which are attached to this proxy statement as Annex D, Annex E, Annex F and Annex G, respectively, and each of which is hereby incorporated by reference into this proxy statement, does not purport to be complete and may not contain all of the information about these agreements that is important to you. We encourage you to read carefully each of these agreements in its entirety

 Distribution Agreement

        KLX will enter into a distribution agreement with KLX Energy Services before KLX Energy Services' common stock is distributed to KLX stockholders. That agreement will set forth the principal actions to be taken in connection with the spin-off of the ESG Business from KLX. It will also set forth other agreements that govern certain aspects of KLX's relationship with KLX Energy Services following the spin-off. In connection with the spin-off contemplated by the distribution agreement, a Form 10 registration statement will be filed that will contain additional detail regarding the spin-off.

        The Distribution.    The distribution agreement will govern the rights and obligations of the parties regarding the proposed distribution and spin-off. KLX will cause its agent to distribute all of the shares of KLX Energy Services on a pro rata basis to KLX stockholders who hold shares of KLX common stock as of the record date for the spin-off.

        Conditions.    The distribution agreement will provide that the distribution is subject to several conditions that must be satisfied, including, among others, the approval of the KLX Board, the effectiveness of the applicable Form 10, any necessary approvals of non-United States governmental authorities and no governmental authority with jurisdiction having issued or entered any order or enacted any applicable law after the date of the distribution agreement prohibiting consummation of the spin-off. The distribution agreement will provide that the KLX Board will, in its sole discretion, determine the record date, the distribution date and the terms of the distribution and may, at any time prior to the completion of the distribution, decide to abandon or modify the distribution, subject to compliance with the terms of the merger agreement.

        Termination.    Unless the merger agreement has been terminated, Boeing's consent is required to terminate the distribution agreement.

        Release of Claims.    KLX and KLX Energy Services will each release the other and its wholly owned subsidiaries and affiliates, and their respective stockholders (other than the public stockholders of KLX), directors, officers, agents and employees (in their respective capacities as such) from any claims against any of them that arise out of or relate to events or actions occurring or failing to occur or any conditions existing at or prior to the distribution. These releases will be subject to certain exceptions set forth in the distribution agreement including, among others, obligations under the spin-off transaction agreements and the merger agreement.

        Indemnification.    KLX, on the one hand, and KLX Energy Services, on the other hand, will agree to indemnify each other against certain liabilities, among others, in connection with their respective businesses and breaches of any of the spin-off transaction agreements.

        KLX Energy Services will indemnify KLX to the extent that KLX determines that it is required to account for any gain on the distribution for U.S. federal or corresponding state and local income tax purposes, as calculated in the manner described in the distribution agreement. KLX Energy Services will pay any such indemnity to KLX either, at KLX Energy Services' option, in cash, by issuing shares of its common stock (in respect of which KLX would have the benefit of two demand registrations as well as piggy-back registration rights) to KLX or a combination of cash and shares of its common stock. In the event that, prior to January 11, 2019, KLX Energy Services has not received any required consent or waiver from its lenders or bond holders to effect the spin-off only due to Boeing's failure to provide its consent to the related consent fee, KLX Energy Services' total indemnification obligation pursuant to this provision will not exceed $50 million.

        KLX Energy Services will also indemnify KLX for certain other liabilities including, among others, in respect of any guarantees or obligations that are required to be removed as described in the "Credit and Support Obligations" section below, but which are not so removed.

        The indemnification obligations under the distribution agreement will be subject to certain notice and control of defense provisions, as well as certain limitations and obligations regarding double recovery, payment, mitigation and amount of recovery.

        Negative Free Cash Flow Reimbursement.    The distribution agreement will provide that KLX Energy Services will reimburse KLX for the amount of negative free cash flow of KLX Energy Services (defined as "FCF Net Amount" in the distribution agreement), if any, in the period from the date of execution of the merger agreement through the date of effectiveness of the spin-off. The distribution agreement will provide that this amount will be calculated and, if applicable, paid over after consummation of the spin-off and subject to KLX's review of and, if necessary, upon resolution of any related dispute regarding KLX Energy Services' calculation of this amount.

        KLX Energy Services Cash.    Subject to any payments pursuant to the immediately preceding provision, KLX Energy Services will be entitled to all cash generated by the operation of the ESG Business from May 1, 2018 through the effective date of the spin-off.

        Credit and Support Obligations.    The distribution agreement will provide that KLX Energy Services will use its commercially reasonable efforts to have KLX and its subsidiaries (other than KLX Energy Services) removed as guarantor of or obligor of any ESG Business liability, and to the extent this is not completed prior to the distribution, KLX Energy Services or one of its subsidiaries will provide certain guarantees or other obligations related to such unremoved obligations and guarantees.

        Transaction Expenses.    Subject to the consummation of the merger, KLX Energy Services will reimburse KLX for certain expenses in excess of $10 million incurred in connection with the spin-off. All other transaction costs and expenses will be borne by KLX.

        Non-Compete.    The distribution agreement will provide for a worldwide 5-year non-compete obligation of KLX Energy Services pursuant to which KLX Energy Services may not, subject to certain carve-outs, provide services or otherwise participate in the ownership, management, operation or control of a business that engages in the sale of aerospace fasteners and other consumables directly to suppliers to commercial, business jet, military and defense airframe manufacturers, airlines, aircraft leasing companies, MRO providers, domestic military depots or general aviation and other distributors.

        Certain Legal and Accounting Matters.    The distribution agreement will also provide for the control of certain shared legal matters, the use of pre-distribution privileged information and ownership of information, as well as the sharing of certain accounting and financial information and limited access rights related to the creation of certain financial statements.

        Disputes.    Any disputes under the distribution agreement (other than in respect of negative free cash flows, which will be addressed by a mutually agreeable accounting firm and other than in respect of non-monetary or equitable relief) will, if not successfully resolved by the parties, be referred to an arbitration panel.

 Employee Matters Agreement

        At the same time as entering into the distribution agreement, KLX will enter into an employee matters agreement with KLX Energy Services that will set forth KLX's agreement with KLX Energy Services on the allocation of employees to KLX Energy Services and obligations and responsibilities regarding compensation, benefits and labor matters.

        Assignment of Employees.    Under the employee matters agreement, KLX will allocate all employees of KLX and its affiliates whose duties relate to the KLX Energy Services business, on or prior to the distribution date, to KLX Energy Services. Notwithstanding the foregoing, certain employees of KLX and its affiliates whose employment duties relate to the KLX Energy Services business will remain employed by KLX after the distribution date and will provide certain shared services to KLX and KLX Energy Services. Such employees will transfer to KLX Energy Services on or prior to completion of the merger. Except with respect to certain employees, the transfer of employment will not be deemed a severance of employment for purposes of any plan or arrangement of KLX, KLX Energy Services, or their respective subsidiaries and affiliates.

        Equity Awards.    The employee matters agreement will provide that the outstanding KLX equity awards held by employees moving to KLX Energy Services in connection with the spin-off will be permitted to remain outstanding under the LTIP and continue vesting and be satisfied at the relevant time following the distribution date in accordance with the LTIP's rules and relevant award agreements, with continued service at KLX Energy Services considered to be continued service at KLX for the purposes of vesting of such awards. Outstanding KLX Restricted Stock Awards, KLX PSU Awards and KLX RSU Awards held by employees moving to KLX Energy Services that remain in the LTIP as well as similar awards held by employees remaining with KLX after the spin-off will be equitably adjusted to preserve the aggregate fair market value (and thus the aggregate intrinsic value) of the award immediately before the distribution by multiplying the number of shares of KLX common stock subject to each such KLX Restricted Stock Award or KLX PSU Awards and KLX RSU Awards immediately prior to the distribution by a fraction, the numerator of which is the closing price per share of KLX common stock trading regular way on the Nasdaq Global Select Market on the distribution date, and the denominator of which is the opening price per share of KLX common stock on the first trading day following the distribution date on the Nasdaq Global Select Market. Such outstanding equity awards otherwise will not participate in the spin-off.

        Welfare Benefit Plans.    The employee matters agreement also addresses the treatment, with regard to welfare benefits, of employees remaining with KLX and employees transferring to KLX Energy Services in connection with the spin-off. In connection with the spin-off, KLX Energy Services will establish its own welfare benefit programs that are comparable to the welfare benefit programs maintained by KLX prior to the spin-off. Employees transferring to KLX Energy Services who participate in the KLX health and welfare plans will cease participation in such plans and will commence participation in the KLX Energy Services health and welfare plans. KLX will generally be responsible for all liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by KLX Energy Services participants under the KLX health and welfare plans prior to such transfer, and KLX Energy Services shall be so responsible for liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by KLX Energy Services participants under the KLX Energy Services health and welfare plans after such transfer.

        Non-Qualified Deferred Compensation Plans.    The employee matters agreement will provide that, in connection with the spin-off, KLX Energy Services will establish deferred compensation plans for eligible KLX Energy Services employees and directors similar to those maintained by KLX. Prior to and following the distribution, KLX will retain all liability and responsibility in accordance with and pursuant to the KLX Inc. 2014 Deferred Compensation Plan, as amended.

        Defined Contribution Plan.    The employee matters agreement will provide that, prior to the distribution date, KLX Energy Services will establish a tax qualified defined contribution plan that is comparable to the KLX tax qualified defined contribution plan, and KLX and KLX Energy Services will cause the accounts under the KLX plan of each KLX employee that is moving to KLX Energy Services to be transferred to the KLX Energy Services plan.

        Annual Incentive Plans.    The employee matters agreement will provide that KLX Energy Services will assume all obligations to pay eligible KLX employees that are moving to KLX Energy Services their annual cash bonuses for the fiscal year ending January 31, 2019, in accordance with the terms and conditions of the KLX annual incentive plan. KLX Energy Services is expected to implement its own annual incentive plans for the fiscal year ending January 31, 2020 and beyond.

        No Third Party Beneficiaries.    Nothing set forth in the employee matters agreement will create any right in any other person, including employees, former employees, any participant or any beneficiary thereof, in any benefit plan, or to continued employment with KLX or KLX Energy Services, or their respective subsidiaries or affiliates and nothing set forth in the employee matters agreement will be treated as an amendment or other modification of any benefit plan or shall prohibit KLX or KLX Energy Services or any of its subsidiaries or affiliates from amending or terminating any employee benefit plan.

Transition Services Agreement

        At the same time as entering into the distribution agreement, KLX will enter into a transition services agreement with KLX Energy Services, under which KLX, certain of its subsidiaries or certain third party service providers contracted by KLX will provide KLX Energy Services with certain services for a limited time following the spin-off to help ensure an orderly transition following the distribution.

        The services to be provided by KLX include treasury (including payroll), internal audit, tax, accounting, human resources/benefits, legal, IT services and other administrative services.

        The transition services agreement provides for a term of not more than six months from the date of the closing of the merger.

        In connection with any breach of the transition services agreement or otherwise with respect to the transition services, KLX's and its subsidiaries' maximum liability under the transition services agreement (and the sole remedy from KLX to KLX Energy Services with respect thereto) is a refund of the total fees paid for the applicable transition services. KLX Energy Services is generally required to indemnify KLX for any losses arising out of or in connection with the transition services, including KLX Energy Services' breach of the transition services agreement or exercise of its rights under such agreement.

        KLX Energy Services will have the right to terminate each service prior to the end of the term of the transition services agreement, and each party is entitled to terminate if the other party materially breaches any of its obligations under the agreement after notice and an opportunity to cure.

IP Matters Agreement

        At the same time as entering into the distribution agreement, KLX will enter into an IP matters agreement with KLX Energy Services, which will govern (1) the transfer of certain KLX trademarks from KLX to KLX Energy Services, which is to occur upon the consummation of the merger, and (2) the rights and obligations of each of KLX and KLX Energy Services with respect to the assigned KLX trademarks prior to and after the consummation of the merger.

Co-existence.

        Following the spin-off but prior to the closing of the merger, KLX will grant KLX Energy Services an interim limited license to use such KLX trademarks in the form of "KLX Energy Services" in connection with the ESG Business. If the merger agreement is terminated after the distribution has been consummated, KLX and KLX Energy Services agree to enter into a long-term brand co-existence agreement with respect to the KLX trademarks.

Assignment.

        Upon the closing of the merger, (1) KLX will assign such KLX trademarks and related rights to KLX Energy Services, and (2) KLX Energy Services agrees that it will not use such KLX trademarks within the fields of use in which the ASG Business operates.

Rebranding.

        Following the closing of the merger, as soon as reasonably practicable, KLX shall (1) no later than 180 days after the closing of the merger, remove "KLX" from the names of any ASG Business entities containing "KLX", (2) no later than 180 days after the closing of the merger, cease using "KLX" on any real physical properties, equipment, and websites, and (3) no later than 365 days thereafter, remove "KLX" from all ASG Business products and marketing materials. For the 365 day period following the closing of the merger, KLX Energy Services will grant KLX a non-exclusive, irrevocable, royalty-free, non-transferable, non-sublicensable license to such KLX trademarks to enable the ASG Business to rebrand and transition off usage of such KLX trademarks.

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER
MERGER-RELATED COMPENSATION PROPOSAL
(PROPOSAL 2)

The Proposal

        As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act, KLX is providing its stockholders with the opportunity to cast a non-binding advisory vote on the named executive officer merger-related compensation that may become payable to its named executive officers in connection with the completion of the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger—Summary of Potential Transaction Payments to Executive Officers and Directors of KLX" beginning on page 81 of this proxy statement. As required by Section 14A of the Exchange Act, KLX is asking its stockholders to vote on the adoption of the below resolution.

Vote Required and Board Recommendation

        Under KLX's bylaws, approval of the named executive officer merger-related compensation proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote thereon at the special meeting, provided a quorum is present.

        KLX believes that the information regarding named executive officer merger-related compensation that may become payable to its named executive officers in connection with the completion of the merger is reasonable and demonstrates that KLX's executive compensation program was designed appropriately and structured to ensure the retention of talented executives and a strong alignment with the long-term interests of KLX's stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to KLX's named executive officers in connection with the completion of the merger. In addition, this vote is separate and independent from the vote of stockholders to approve the completion of the merger. KLX asks that its stockholders vote "FOR" the following resolution:

        "RESOLVED, that the named executive officer merger-related compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned "The Merger Proposal (Proposal 1)—Interests of KLX's Executive Officers and Directors in the Merger—Summary of Potential Transaction Payments to Executive Officers and Directors of KLX" beginning on page 81 of this proxy statement, is hereby APPROVED."

        This vote is advisory, and therefore, it will not be binding on KLX, nor will it overrule any prior decision or require the KLX Board (or any committee thereof) to take any action. However, the KLX Board values the opinions of KLX stockholders, and to the extent that there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the KLX Board will consider stockholders' concerns and will evaluate whether any actions are necessary to address those concerns. The KLX Board will consider the approval of the foregoing resolution as advisory approval of the compensation that may become payable to KLX's named executive officers in connection with the completion of the merger.

        The KLX Board unanimously recommends that you vote "FOR" the named executive officer merger-related compensation proposal.

 ADJOURNMENT PROPOSAL
(PROPOSAL 3)

        KLX stockholders are being asked to approve a proposal that will give us authority from the stockholders to adjourn the special meeting for the purpose of soliciting additional proxies in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, the chairman of the special meeting or the stockholders, by the affirmative vote of a majority of the shares of KLX common stock present at the special meeting, in person or by proxy, may adjourn the special meeting to another place, date or time.

        In addition, the KLX Board could postpone the special meeting before it commences. If the special meeting is adjourned or postponed for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, your shares will be voted in favor of the adjournment proposal. KLX does not intend to call a vote on this proposal if the merger proposal has been approved at the special meeting.

        Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of KLX common stock present in person or by proxy at the special meeting, provided that a quorum is present. If no quorum is present at the special meeting, the chairman of the special meeting or the stockholders, by the affirmative vote of the holders of a majority of the shares of KLX common stock present or represented by proxy at the special meeting, may adjourn the special meeting. Abstentions will count for the purpose of determining whether a quorum is present. Assuming a quorum is present at the special meeting, abstentions will have the same effect as a vote against the adjournment proposal, but the failure to provide brokers with voting instructions or to vote will have no effect on the outcome of the adjournment proposal.

        The KLX Board unanimously recommends that KLX stockholders vote "FOR" the adjournment proposal.

 MARKET PRICES OF KLX COMMON STOCK

Market Information

        KLX common stock trades on Nasdaq under the symbol "KLXI." The following table shows the intraday high and low sales price of KLX common stock for each of our fiscal quarters in 2017 and 2016, for the first quarter of 2018 and for the second quarter of 2018 (through May 25, 2018).

Fiscal Year	High	Low
2016
First Quarter	$34.29	$25.33
Second Quarter	$35.25	$28.65
Third Quarter	$39.00	$30.97
Fourth Quarter	$50.33	$33.17
2017
First Quarter	$52.40	$42.45
Second Quarter	$53.13	$46.01
Third Quarter	$55.76	$45.73
Fourth Quarter	$72.53	$52.82
2018
First Quarter	$82.50	$62.77
Second Quarter (through May 25, 2018)	$75.23	$69.61

        The closing sales price of KLX common stock on Nasdaq on May 25, 2018, the latest practicable date before the printing of this proxy statement, was $72.30 per share. The closing sales price of KLX common stock on Nasdaq on April 30, 2018, the last trading day prior to the public announcement of the proposed merger, was $78.23 per share. You are urged to obtain current market quotations for KLX common stock when considering whether to approve the merger proposal. The merger consideration, consisting of $63.00 in cash per share, without interest, is in addition to the shares of KLX Energy Services that our stockholders as of the record date of the spin-off will receive in the spin-off.

Holders

        As of May 25, 2018, there were 1,421 record holders of KLX common stock.

Dividends

        In 2017, 2016 and 2015, KLX did not pay any stockholder dividends. Under the merger agreement, described in "The Merger Agreement—Conduct of Business Pending the Merger" on page 97, we are prohibited from declaring, setting aside, making or paying any dividend or other distribution on our common stock (other than any dividends or distributions to a subsidiary of KLX and other than as contemplated by the spin-off) prior to the completion of the merger.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below shows how much of our common stock was beneficially owned as of May 1, 2018 (unless another date is indicated) by (i) each person known by KLX to beneficially own more than 5% of our common stock, (ii) each director (who was serving as a director as of that date) and nominee for director, (iii) each named executive officer and (iv) all current directors and executive officers as a group.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Percentage of Outstanding Shares
Beneficial Owners of More than 5%:
BlackRock, Inc.(2)	6,758,972	13.7%
55 East 52nd Street
New York, NY 10055
The Vanguard Group(3)	4,421,574	8.77%
100 Vanguard Blvd.
Malvern, PA 19355
Dimensional Fund Advisors LP(4)	3,640,409	7.23%
Building One
6300 Bee Cave Road
Austin, TX 78746
Directors and Executive Officers:
Amin J. Khoury+*(5)	338,917	**
John T. Collins*(6)	10,779	**
Peter V. Del Presto*(7)	11,253	**
Richard G. Hamermesh*(8)	11,010	**
Benjamin A. Hardesty*(9)	5,199	**
Stephen M. Ward, Jr.*(10)	10,173	**
Theodore L. Weise*(11)	5,199	**
John T. Whates, Esq.*(12)	5,656	**
Thomas P. McCaffrey+(13)	233,208	**
Michael F. Senft+(14)	21,147	**
John Cuomo+(15)	28,617	**
Roger Franks+(16)	8,429	**
All directors and executive officers as a group (fifteen persons)(17)	708,778	**

+ Named executive officer * Director of the Company ** Less than 1 percent

(1)
As of May 1, 2018, KLX had 50,741,488 shares of common stock outstanding.

(2)
Based solely on information in Schedule 13G/A, as of December 31, 2017, filed by BlackRock, Inc. on January 19, 2018.

(3)
Based solely on information in Schedule 13G/A, as of December 31, 2017, filed by The Vanguard Group on February 9, 2018.

(4)
Based solely on information in Schedule 13G, as of December 31, 2017, filed by Dimension Fund Advisors LP on February 9, 2018.

(5)
Excludes 235,191 shares of our common stock underlying restricted stock awards, restricted stock units and performance stock units that do not vest within 60 days of May 1, 2018.

(6)
Excludes 3,598 shares of our common stock underlying restricted stock awards that do not vest within 60 days of May 1, 2018.

(7)
Excludes 3,562 shares of our common stock underlying restricted stock awards that do not vest within 60 days of May 1, 2018.

(8)
Excludes 3,584 shares of our common stock underlying restricted stock awards that do not vest within 60 days of May 1, 2018.

(9)
Excludes 3,535 shares of our common stock underlying restricted stock awards that do not vest within 60 days of May 1, 2018.

(10)
Excludes 3,339 shares of our common stock underlying restricted stock awards that do not vest within 60 days of May 1, 2018.

(11)
Excludes 3,535 shares of our common stock underlying restricted stock awards that do not vest within 60 days of May 1, 2018.

(12)
Excludes 3,571 shares of our common stock underlying restricted stock awards that do not vest within 60 days of May 1, 2018.

(13)
Includes 7,525 shares owned indirectly and excludes 156,739 shares of our common stock underlying restricted stock awards, restricted stock units, performance stock awards and performance stock units that do not vest within 60 days of May 1, 2018.

(14)
Excludes 45,485 shares of our common stock underlying restricted stock awards, restricted stock units and performance stock units that do not vest within 60 days of May 1, 2018.

(15)
Excludes 37,352 shares of our common stock underlying restricted stock awards, performance stock awards and performance stock units that do not vest within 60 days of May 1, 2018.

(16)
Excludes 34,610 shares of our common stock underlying restricted stock awards, restricted stock units, performance stock awards and performance stock units that do not vest within 60 days of May 1, 2018.

(17)
Excludes 589,603 shares of our common stock underlying restricted stock awards, restricted stock units, performance stock awards and performance stock units that do not vest within 60 days of May 1, 2018. Includes 680 shares of our common stock underlying restricted stock awards that will vest within 60 days of May 1, 2018.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
OF THE MERGER

        The following is a summary of the material U.S. federal income tax consequences of the merger to "U.S. holders" and "Non-U.S. holders" (in each case, as defined below). It addresses U.S. holders and non-U.S. holders of KLX common stock whose shares will be converted into the right to receive cash in the merger. This summary deals only with U.S. holders or Non-U.S. holders that use the U.S. dollar as their functional currency and hold their KLX common stock as a capital asset.

        This summary does not address tax considerations applicable to investors subject to special rules, such as persons owning (either actually or constructively) 10% or more of KLX or KLX Energy's common stock, certain financial institutions, dealers or traders, insurance companies, tax exempt entities, persons holding their shares as part of a hedge, straddle, conversion, constructive sale or other integrated transaction, expatriates, or holders who acquired KLX common stock pursuant to the exercise of an employee stock option or other right or otherwise as compensation. Also, this summary does not address U.S. federal income tax considerations applicable to holders of options or other rights to purchase KLX common stock. It also does not discuss the tax considerations relevant to U.S. holders or Non-U.S. holders exercising their appraisal rights under Section 262 of the DGCL. It also does not address any U.S. state and local tax, or non-U.S. tax considerations.

        As used here, "U.S. holder" means a beneficial owner of KLX common stock that is, for U.S. federal income tax purposes, (i) a citizen or individual resident of the United States, (ii) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia, (iii) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (iv) an estate the income of which is subject to U.S. federal income tax without regard to its source. For purposes of this discussion, a "Non-U.S. holder" is a beneficial owner of KLX or KLX Energy Services common stock (as applicable) that is, for U.S. federal income tax purposes, an individual, a corporation, a trust or an estate that is not a U.S. holder.

        The tax consequences to a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) exchanging its KLX common stock for the right to receive cash in the merger generally will depend on the status of the partnership and the activities of its partners. Partnerships holding KLX common stock should consult their own tax advisors about the U.S. federal income tax consequences to their partners from participating in the merger.

        This discussion assumes that KLX is not considered a United States real property holding company. This discussion also assumes that the merger will be completed as planned.

U.S. Holders

        For U.S. federal income tax purposes, the exchange of KLX common stock for cash by U.S. holders will be treated as a taxable sale. Such U.S. holders will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received and the U.S. holder's adjusted tax basis in such shares. A U.S. holder's adjusted tax basis generally will equal the price the U.S. holder paid for such shares, reduced by the value of ESG common shares distributed in the spin-off to the extent such distribution is not treated as a dividend because the distribution exceeds KLX's current and accumulated earnings and profits.

        Such gain or loss will be capital gain or loss and generally will be treated as long-term capital gain or loss if the U.S. holder has held the shares of KLX common stock for more than one year at the time of the effective time of the merger. Long-term capital gains of non-corporate U.S. holders (including individuals) are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

        Special rules would apply to treat capital loss that otherwise would be short-term as long-term or to reduce adjusted basis in KLX common stock in the case of a U.S. holder treated as having received an extraordinary dividend upon the receipt of the KLX Energy Services common stock in the spin-off. U.S. holders receiving KLX Energy Services common stock in the spin-off should consult the information statement to be filed as an exhibit to the Form 10 that will be filed by KLX Energy Services with the SEC with respect to the spin-off and their own tax advisors regarding the possibility of receiving an extraordinary dividend and potential consequences thereof.

        U.S. holders receiving cash in lieu of a fractional share of KLX Energy Services common stock will recognize gain or loss between their adjusted tax basis in such share (as described above) and the amount of cash received in respect of such fractional share, as if such fractional share had actually been received and subsequently sold. Such gain or loss will be capital gain or loss and generally will be treated as short-term capital gain or loss.

        Capital gains earned by non-corporate U.S. holders may be subject to the 3.8% Medicare tax on net investment income.

Non-U.S. Holders

        Subject to the discussions under "Material U.S. Federal Income Tax Consequences of the Merger—Information Reporting and Backup Withholding" a Non-U.S. holder will generally not be subject to any U.S. federal income tax or withholding tax on any gain realized upon such holder's disposition of KLX common stock in the merger. Any gain on disposing of KLX common stock may be subject to U.S. net income tax (and in respect of corporate Non-U.S. Holders, branch profits tax) if the gain is effectively connected with a trade or business of the Non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base of the Non-US Holder within the United States). Additionally, a Non-U.S. holder that is an individual who is present in the United States for 183 days or more in the taxable year of the disposition and meets certain other requirements, generally will be subject to a flat 30% tax on the amount by which gain derived from the sale, together with certain other U.S. source capital gains realized during such year, exceeds certain U.S. source capital losses realized during such year.

Information Reporting and Backup Withholding.

        In general, information reporting requirements may apply to merger consideration paid to U.S. holders and Non-U.S. holders, unless an exemption applies. Backup withholding tax may apply to amounts subject to reporting if the holder fails to provide an accurate taxpayer identification number or fails to report all interest and dividends required to be shown on its U.S. federal income tax returns. A U.S. holder or Non-U.S. holder generally can claim a credit against its U.S. federal income tax liability if any, for the amount of any backup withholding tax and a refund of any excess, provided that all required information is timely provided to the IRS. U.S. holders and Non-U.S. holders should consult their tax advisors as to their qualification for exemption from backup withholding and the procedure for establishing an exemption.

        THE DISCUSSION ABOVE IS A GENERAL SUMMARY. IT DOES NOT COVER ALL TAX MATTERS THAT MAY BE OF IMPORTANCE TO A PARTICULAR HOLDER. EACH HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES TO IT OF THE MERGER IN LIGHT OF THE INVESTOR'S OWN CIRCUMSTANCES.

 FUTURE KLX STOCKHOLDER PROPOSALS

        KLX has not determined whether it will hold its 2018 annual meeting of stockholders due to the merger proposal. If the merger is not completed, KLX stockholders will continue to be entitled to attend and participate in KLX annual meetings of stockholders. If KLX holds its 2018 annual meeting of stockholders, any stockholder proposal intended for inclusion in the proxy materials for the 2018 annual meeting must have been received by our Secretary at our headquarters no later than May 26, 2018. Where a stockholder does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Exchange Act, the proposal must still comply with the procedural requirements in KLX's bylaws. Accordingly, if the date of the annual meeting is within 30 days before or 70 days after the anniversary of the prior meeting, then written notice must be sent to the Secretary of KLX not less than 90 nor more than 120 calendar days before the first anniversary of the prior year's annual meeting.

        This means that for the 2018 annual meeting, written notice must have been delivered between the close of business on April 26, 2018 and the close of business on May 26, 2018. If the date of the annual meeting, however, is not within 30 days before or 70 days after the anniversary of the prior year's meeting date, a stockholder proposal must be submitted by the close of business on the 10th day following the public announcement of the date of such meeting. A copy of the full text of the bylaw provisions discussed above may be obtained by writing to: Secretary, KLX Inc., 1300 Corporate Center Way, Wellington, Florida 33414, or by telephone at (561) 383-5100. Any stockholder suggestions for director nominations must be submitted by the dates by which other stockholder proposals are required to be submitted as set forth above.

        The summaries set forth above are qualified in their entirety by our bylaws and the process for submitting a stockholder proposal as described in Rule 14a-8 of the Exchange Act.

 MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement, as applicable, addressed to those stockholders, unless contrary instructions have been received. This procedure, which is commonly referred to as "householding," reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies.

        Certain brokerage firms may have instituted householding for beneficial owners of our common stock held through brokerage firms. If your family has multiple accounts holding our common stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or KLX at the address and telephone number below.

 WHERE YOU CAN FIND MORE INFORMATION

        Investors will be able to obtain free of charge this proxy statement and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition, this proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act are available free of charge through our website at www.klx.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The information located on, or hyperlinked or otherwise connected to, KLX's website referenced anywhere in this proxy statement is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings that we make with the SEC. Additional information regarding the spin-off will be contained in the Form 10 to be filed by KLX Energy Services with the SEC with respect to the spin-off.

        The SEC allows us to "incorporate by reference" documents we file with the SEC into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except that information that we file later with the SEC will automatically update and supersede this information. This proxy statement incorporates by reference the documents listed below that have been previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules):

  •
  KLX's Annual Report on Form 10-K for the fiscal year ended January 31, 2018, which was filed with the SEC on March 19, 2018, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on March 22, 2018;

  •
  KLX's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2018, which was filed with the SEC on March 23, 2018; and

  •
  KLX's Current Report on Form 8-K filed with the SEC on May 1, 2018.

        We also incorporate by reference into this proxy statement additional documents that KLX may file with the SEC under Section 13(a), 13(c), 14, or 15(d) of the Exchange Act, from the date of this proxy statement until the date of the special meeting; provided, however, that we are not incorporating by reference any additional documents or information furnished and not filed with the SEC. A copy of the materials that are incorporated by reference will be promptly delivered to any stockholder upon written request to: Secretary, KLX Inc., 1300 Corporate Center Way, Wellington, Florida 33414.

Participants in Solicitation

        KLX, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the proxy statement filed with the SEC. Information about the directors and executive officers of KLX is set forth in its Annual Report on Form 10-K for the fiscal year ended January 31, 2018, which was filed with the SEC on March 19, 2018, and its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on May 26, 2017.

        These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC.

KLX Inc.
1300 Corporate Center Way
Wellington, Florida 33414
Tel. (561) 383-5100
www.klx.com

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

        THIS PROXY STATEMENT IS DATED [    •    ], 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

April 30, 2018

THE BOEING COMPANY

KELLY MERGER SUB, INC.

and

KLX INC.

AGREEMENT AND PLAN OF MERGER

A-i

A-ii

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated as of April 30, 2018 (this Agreement), is made by and among The Boeing Company, a Delaware corporation (Parent), Kelly Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (Merger Sub), and KLX Inc., a Delaware corporation (the Company). Parent, Merger Sub and the Company are referred to herein individually as a Party and collectively as the Parties.

RECITALS

        WHEREAS, the respective boards of directors of the Company (the Company Board), Parent (the Parent Board) and Merger Sub have unanimously approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the merger of Merger Sub with and into the Company, with the Company surviving as a direct or indirect wholly owned Subsidiary of Parent (the Merger), upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the DGCL).

        WHEREAS, the Company Board has unanimously resolved to recommend that the Company's stockholders approve the adoption of this Agreement.

        WHEREAS, in connection with the transactions contemplated hereby, the Parties wish to effect the separation of the ASG Business (as hereinafter defined) and the ESG Business (as hereinafter defined) through either (i) a taxable spin-off of the ESG Business prior to the Effective Time into a separate, publicly traded company, or (ii) a sale of the entities comprising the ESG Business, in each case, in accordance with this Agreement and the ESG Documents.

        WHEREAS, each of Parent, Merger Sub and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

        WHEREAS, as a condition and inducement to Parent's and Merger Sub's willingness to enter into this Agreement and consummate the transactions contemplated hereby, certain members of Company management have accepted in writing an offer of employment from Parent and have not revoked such acceptance.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual terms, conditions and other agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
DEFINITIONS

        As used in this Agreement, the following terms shall have the following meanings:

        Affiliate means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

        Agreed Form Spin-Off Agreements means the Distribution Agreement, Transition Services Agreement, IP Matters Agreement and Employee Matters Agreement, in each case, in the form attached hereto.

        Agreement has the meaning set forth in the Preamble.

        Alternative Acquisition Agreement has the meaning set forth in Section 6.05(c).

        Ancillary Spin-Off Agreements has the meaning set forth in the definition of Spin-Off Agreements.

        Antitrust Laws means any federal, state or foreign antitrust, competition or trade regulatory Applicable Law, including the Sherman Act; the Clayton Act; the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and the Federal Trade Commission Act.

        Applicable Law means any supra-national, federal, national, state, municipal or local statute, law, ordinance, regulation, rule, code, order (whether executive, legislative, judicial or otherwise), judgment, injunction, notice, decree or other requirement or rule of law or legal process (including common law), or any other Order of, or agreement issued, promulgated or entered into by, any Governmental Authority.

        ASG Business means all businesses of the Company and its Subsidiaries, other than the ESG Business.

        Bank Consent means the consent or waiver of the lenders under the Existing Credit Agreement in order to permit the consummation of the Spin-Off.

        B/E Aerospace means B/E Aerospace, Inc., a Delaware corporation.

        B/E Tax Agreement means the Tax Sharing and Indemnification Agreement between B/E Aerospace, Inc. and the Company, dated as of December 15, 2014.

        Book-Entry Shares has the meaning set forth in Section 3.01(a)(ii).

        Business Day means a day, other than a Saturday or Sunday or other day on which commercial banks are authorized or required by Applicable Law to close in New York City, New York.

        Bylaws has the meaning set forth in Section 4.01.

        Canceled Shares has the meaning set forth in Section 3.01(a)(i).

        Capitalization Date has the meaning set forth in Section 4.02(a).

        Certificate of Incorporation has the meaning set forth in Section 4.01.

        Certificate of Merger has the meaning set forth in Section 2.03.

        Certificates has the meaning set forth in Section 3.01(a)(ii).

        Closing has the meaning set forth in Section 2.02.

        Closing Date has the meaning set forth in Section 2.02.

        Code means the U.S. Internal Revenue Code of 1986, as amended.

        Company has the meaning set forth in the Preamble.

        Company Acquisition Proposal means any inquiry, indication of interest, proposal or offer from any Person (other than Parent, Merger Sub, or their Subsidiaries), relating to, or that would reasonably be expected to lead to, any (i) merger, consolidation, share exchange, business combination, recapitalization (including a leveraged recapitalization or extraordinary dividend), reorganization, equity investment, business combination, joint venture or similar transaction involving the Company or any of its Subsidiaries, pursuant to which any such Person would own or control, directly or indirectly, twenty percent (20%) or more of the voting power of the Company or any of its Subsidiaries, (ii) sale, lease, license, dissolution, liquidation or other disposition, directly or indirectly, of assets of the Company or any Subsidiary of the Company (excluding the sale of inventory held for sale in the ordinary course of business) representing twenty percent (20%) or more of the consolidated assets, revenues or net income of the Company and its Subsidiaries taken as a whole, or to which twenty percent (20%) or more of the Company's revenues, earnings or assets on a consolidated basis are attributable, taken as a whole, (iii) issuance or sale or other disposition of capital stock or other equity interests representing twenty percent (20%) or more of the voting power of the Company, (iv) tender offer (including self-tender), exchange offer or any other transaction or series of transactions in which any Person will acquire, directly or indirectly, beneficial ownership or the right to acquire beneficial ownership of capital stock or other equity interests representing twenty percent (20%) or more of the voting power of the Company or (v) any combination of the foregoing; provided that in no event shall the Distribution or any other proposal solely with respect to KLX Energy, the ESG Business or any of the assets or operations thereof constitute a Company Acquisition Proposal.

        Company Adverse Recommendation Change has the meaning set forth in Section 6.05(c).

        Company Alternative Termination Fee means $175,000,000.

        Company Benefit Plan has the meaning set forth in Section 4.11(a).

        Company Board has the meaning set forth in the Recitals.

        Company Common Stock has the meaning set forth in Section 3.01(a)(i).

        Company Data means all data and information (including sensitive and confidential information and other personally identifiable information) accessed, collected, used, processed, stored, shared, distributed, transferred or disclosed by the Ex-ESG Company.

        Company Disclosure Schedule means the disclosure schedule delivered by the Company to Parent simultaneously with the execution of this Agreement.

        Company Equity Awards means the Company Restricted Stock Awards, Company RSU Awards and Company PSU Awards.

        Company Equity Plan means the KLX Inc. Long-Term Incentive Plan, as amended from time to time, and any other equity or equity-based plan, program, or arrangement of the Company or any of its Subsidiaries or any predecessor thereof, other than the Company ESPP.

        Company ERISA Affiliate means any Person under common control with the Company within the meaning of Section 414(b), Section 414(c), Section 414(m) or Section 414(o) of the Code, and the regulations issued thereunder.

        Company ESPP means the KLX Inc. Employee Stock Purchase Plan, effective as of January 1, 2015, as amended from time to time.

        Company Government Bid means any offer, bid, quotation or proposal to sell products made or services provided by the Company or any Company Subsidiary that, if accepted or awarded, would lead to a Company Government Contract and for which an award has not been issued as of the date of this Agreement.

        Company Government Contracts means (i) any Contract, including an individual task order, delivery order, purchase order, basic ordering agreement, letter contract or blanket purchase agreement between the Company and any Governmental Authority, or (ii) any subcontract or other Contract by which the Company has agreed to provide goods or services through a prime contractor directly to a Governmental Authority that is expressly identified in such subcontract or other Contract as the ultimate consumer of such goods or services. For purposes hereof, a task, purchase, delivery, change or work order under a Company Government Contract will not constitute a separate Company Government Contract but will be part of the Company Government Contract to which it relates.

        Company Leased Real Property has the meaning set forth in Section 4.15(b).

        Company Material Adverse Effect means any event, change, circumstance, state of fact, condition, occurrence or effect that, individually or in the aggregate, (i) has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Ex-ESG Company, taken as a whole or (ii) prevents or materially (x) interferes with, (y) hinders or (z) delays the consummation of the Transactions; provided, however, that none of the following, either alone or in combination, will constitute, or be considered in determining whether there has been, a Company Material Adverse Effect: any event, change, circumstance, state of fact, condition, occurrence or effect resulting from or related to (a) any acts of God, earthquakes, floods, hurricanes, tropical storms or other natural disasters, (b) any outbreak or escalation of war or major hostilities or any act of terrorism, (c) changes after the date hereof in Applicable Law or GAAP or the interpretation thereof, (d) changes that generally affect the industries and markets in which the Ex-ESG Company operates, (e) changes in general economic conditions or political or regulatory conditions in general, (f) changes in the credit, debt, financial or capital markets or in interest or exchange rates, in each case, in the United States or elsewhere in the world; (g) any failure, in and of itself, of the Company to meet any published or internally prepared projections, budgets, plans or forecasts of revenues, earnings predictions or other financial performance measures (it being agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded by this proviso may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur), (h) any change in the price or trading volume of the Company's securities or other financial instruments or change in the Company's credit rating (it being agreed that the facts and circumstances giving rise to such change that are not otherwise excluded by this proviso may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); (i) any action specifically required to be taken pursuant to this Agreement or the ESG Documents, (j) any specific action taken or failed to be taken at the express written direction of, or with the express written consent of, Parent or Merger Sub, or (k) the Distribution, the public announcement or other disclosure with respect to the Transactions or the identity of Parent or Merger Sub or any of their Affiliates (including the impact of any of the foregoing on relationships with any customer, supplier, lender, or employee); provided, however, that any event, change, circumstance, state of fact, condition, occurrence, effect or other matter referred to in clauses (a), (b), (c), (d), (e) or (f) immediately above will be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, circumstance, effect, state of fact, condition, occurrence or other matter has a disproportionate impact on the Ex-ESG Company taken as a whole, as compared to other participants in the industries and markets in which the Ex-ESG Company operates.

        Company Material Bid has the meaning set forth in Section 4.17(a).

        Company Material Contracts has the meaning set forth in Section 4.13(a).

        Company Material Government Contracts has the meaning set forth in Section 4.17(a).

        Company Notes means the Company's 5.875% Senior Notes due 2022 governed by the Indenture.

        Company Owned Real Property has the meaning set forth in Section 4.15(a).

        Company Permits has the meaning set forth in Section 4.09(a).

        Company Proxy Statement means the proxy statement to be sent to the Company's stockholders (together with all amendments and supplements thereto) relating to the Merger and this Agreement.

        Company PSU Award has the meaning set forth in Section 3.03(b).

        Company Recommendation means the recommendation of the Company Board that the stockholders of the Company adopt this Agreement and approve the Merger and the other transactions contemplated hereby.

        Company Restricted Stock Award has the meaning set forth in Section 3.03(a).

        Company RSU Award has the meaning set forth in Section 3.03(b).

        Company SEC Reports means the forms, documents, proxy or information statements and reports, schedules and registration statements filed with or furnished to the SEC prior to the date hereof by the Company since January 1, 2015 and publically available (as such reports and statements may have been amended since the date of their filing), together with all information incorporated therein by reference in accordance with applicable SEC regulations.

        Company Stockholder Approval means the adoption of this Agreement and the approval of the Merger by the holders of a majority of the outstanding shares of the Company Common Stock entitled to vote thereon at a stockholders meeting duly called and held for such purposes.

        Company Stockholder Meeting has the meaning set forth in Section 6.02(d).

        Company Systems means all of the following: computers, computer systems, servers, hardware, software, firmware, middleware, websites, databases, networks, servers, workstations, routers, hubs, switches, data communication equipment and lines, in each case solely to the extent owned or licensed to the Ex-ESG Company.

        Company Tail Fee means $70,000,000.

        Company Termination Fee means $105,000,000.

        Confidentiality Agreement means the confidentiality agreement, dated December 19, 2017, between Parent and the Company.

        Consent has the meaning set forth in Section 4.04(b).

        Continuation Period has the meaning set forth in Section 6.09(a).

        Contract means any written or oral arrangement, contract, agreement, instrument, lease, license, sublicense, sale or purchase order or commitment that, in each case, is binding on the Ex-ESG Company (and/or any of its Subsidiaries).

        Covered Employees has the meaning set forth in Section 6.09(a).

        D&O Indemnified Parties has the meaning set forth in Section 6.06(a).

        Delaware Secretary of State means the Secretary of State of the State of Delaware.

        DGCL has the meaning set forth in the Recitals.

        Dissenting Shares has the meaning set forth in Section 3.05.

        Distribution means either (i) the ESG Spin Distribution or (ii) the distribution of the ESG Sale Proceeds following the consummation of the transactions contemplated by an ESG Purchase Agreement.

        Distribution Agreement means that Distribution Agreement by and between ESG Spin Co. and the Company, in the form attached as Exhibit A hereto.

        Effective Time has the meaning set forth in Section 2.03.

        Election Date has the meaning set forth in Section 2.06.

        Employee Matters Agreement means that Employee Matters Agreement by and between ESG Spin Co. and the Company, in the form attached as Exhibit B hereto.

        Encumbrance means any security interest, pledge, hypothecation, mortgage, lien, right of first refusal, right of way, license, encroachment, claim, charge, mortgage or encumbrance of any kind.

        Environmental Laws means all Applicable Laws governing Environmental Matters.

        Environmental Matters means any matters arising out of or relating to pollution or protection of the environment or worker safety, including any of the foregoing relating to the use, generation, transport, treatment, storage, release, or disposal of any material defined as a "hazardous substance" or "hazardous waste" under any applicable Environmental Law.

        ERISA means the Employee Retirement Income Security Act of 1974, as amended.

        ESG Business means the business of providing technical services and related rental equipment to oil and gas exploration and production companies in remote oil and gas producing regions solely as conducted by KLX Energy and ESG Spin Co., as applicable, but does not include any other business operated or conducted by the Company or any of its other Subsidiaries.

        ESG Cash means an amount in cash equal to $50,000,000.

        ESG Documents means (i) the Spin-Off Agreements or, (ii) if the Company makes an ESG Sale Election in accordance with Section 2.06, the ESG Purchase Agreement.

        ESG Purchase Agreement means, collectively, all written Contracts entered into with respect to an ESG Sale and all other material instruments and documents delivered in connection therewith; provided that such Contracts, instruments and documents shall not constitute an "ESG Purchase Agreement" if (i) any of the terms contained in such Contracts, instruments or documents are or would reasonably be expected to be more adverse to Parent, the Surviving Corporation or any of their respective Subsidiaries in comparison to the most closely comparable corresponding terms individually, or in comparison to all terms taken as a whole, contained in the Agreed Form Spin-Off Agreements or (ii) any transactions contemplated thereby would (A) require any amendment, supplement or modification to the Company Proxy Statement or any Other Required Company Filing other than de minimis or solely ministerial amendments, supplements or modifications or (B) require a Company Stockholder Approval other than the Company Stockholder Approval first received in accordance with Section 6.05(d).

        ESG Registration Statement means the registration statement on Form 10 filed by KLX Energy or ESG Spin Co., as applicable, with the SEC relating to the Spin-Off, as amended or supplemented from time to time.

        ESG Sale means a transaction or series of related transactions in which the ESG Business is sold or transferred, directly or indirectly, whether structured as a sale of equity interests in KLX Energy, a merger, sale of assets or otherwise; provided that such transaction or transactions shall not constitute an "ESG Sale" if (i) any of the terms of such transaction or transactions are or would reasonably be expected to be more adverse to Parent, the Surviving Corporation or any of their respective Subsidiaries in comparison to the most closely comparable corresponding terms individually, or in comparison to all terms taken as a whole, of the transactions contemplated by the Agreed Form Spin-Off Agreements, or (ii) any transactions contemplated thereby would (A) require any amendment, supplement or modification to the Company Proxy Statement or any Other Required Company Filing other than de minimis or solely ministerial amendments, supplements or modifications or (B) require a Company Stockholder Approval other than the Company Stockholder Approval first received in accordance with Section 6.05(d).

        ESG Sale Election has the meaning set forth in Section 2.06.

        ESG Sale Proceeds means (i) any cash proceeds received by the Company or any of its Affiliates for the sale of the ESG Business under the ESG Purchase Agreement plus (ii) an amount in cash equal to (A) the ESG Cash less (B) any cash on the balance sheet of KLX Energy as of the closing of the ESG Sale to the extent such cash was taken into account in determining the amount of net cash proceeds classified in clause (i) hereof.

        ESG Spin Co. means either KLX Energy, following conversion into a Delaware corporation, or a newly formed Delaware corporation into which the membership interests of KLX Energy are contributed.

        ESG Spin Co. Common Stock means the common stock of ESG Spin Co.

        ESG Spin Distribution means the distribution to the Company's stockholders of all of the issued and outstanding shares of ESG Spin Co. Common Stock, and the related treatment of Company Restricted Stock Awards, Company PSU Awards and Company RSU Awards, each in accordance with the Spin-Off Agreements.

        ESG Termination Date means January 11, 2019.

        Ex-ESG Company means the Company and its Subsidiaries, as of any given time prior to the Effective Time, assuming and having given effect to the consummation of the Distribution, whether or not the Distribution has actually occurred.

        Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        Existing Credit Agreement has the meaning set forth in Section 6.15.

        Export Control Laws means the Arms Export Control Act (22 U.S.C. 2778), the International Traffic in Arms Regulations (22 C.F.R. §120, et. seq.), the Export Administration Regulations (15 C.F.R. §730, et. seq.) and all Applicable Laws implemented by the Office of Foreign Assets Controls of the U.S. Department of the Treasury.

        FCF Net Amount has the meaning set forth in the Distribution Agreement.

        Final Termination Date has the meaning set forth in Section 8.01(b)(i).

        Foreign Plan means Company Benefit Plans that are subject to any Applicable Law other than U.S., federal, state or local law.

        GAAP means the United States generally accepted accounting principles.

        Government Contract Laws means the United States False Claims Act, the Program Fraud Civil Remedies Act, the United States Procurement Integrity Act, the Federal Property and Administrative Services Act, the Armed Services Procurement Act or the United States Truth in Negotiations Act, the Federal Acquisition Regulation (and supplement thereto) and the cost principles and the Cost Accounting Standards thereunder and any other United States federal Applicable Law implementing regulations applicable to Company Government Contracts.

        Governmental Authority means any (a) nation, region, state, county, city, town, village, district or other jurisdiction, (b) federal, state, local, municipal, foreign or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental, agency, branch, department or other entity and any court, arbitrator, arbitration panel or other tribunal), (d) multinational or supra-national organization exercising judicial, legislative or regulatory power or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, fiscal, legislative, police, regulatory or taxing power of any nature of any federal, state, local, municipal, foreign or other government, in each case, anywhere throughout the world.

        HSR Act means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        Indebtedness means, with respect to a Person, all liabilities of such Person (i) for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money; (ii) to repay any amounts owed as evidenced by notes, debentures, bonds or other similar instruments reflecting indebtedness; (iii) under any conditional sale, title retention or similar arrangement, or with respect to any deferred purchase price of any assets or services, contingent or otherwise (including "earn-outs", indemnities, post-closing true-ups and "seller notes" payable with respect to the acquisition of any business, assets or securities, but excluding trade accounts payable arising in the ordinary course of business consistent with past practice); (iv) on any letter of credit or similar credit transaction securing obligations of any Person (to the extent drawn or outstanding); (v) to pay rent or other amounts under any lease of real or personal property, or other similar Contract, that is required to be classified or accounted for as a capital lease in accordance with GAAP; (vi) constituting a guarantee of any liabilities of any other Persons; (vii) for deferred rent or royalties under any lease, license, concession or other similar arrangement and (viii) secured by an Encumbrance (other than Permitted Encumbrances) on any of such Person's assets, including as may be applicable in connection with any of the forgoing clauses (i) through (viii) any unpaid principal, premium, accrued and unpaid interest, prepayment penalties, commitments and other fees payable in connection with the payoff or termination thereof, and (ix) any cash advances made by such Person to any of its customers or suppliers.

        Indenture means that certain Indenture, dated as of December 8, 2014, between the Company and the Indenture Trustee, as supplemented by the First Supplemental Indenture thereto, dated as of December 16, 2014, by and among the Company, the guarantors party thereto and the Indenture Trustee, as supplemented by the Second Supplemental Indenture thereto, dated as of August 2, 2016, by and among the Company, the additional guarantors party thereto and the Indenture Trustee, as such Indenture may be amended or supplemented subsequent to the date hereof in compliance with the terms of this Agreement.

        Indenture Trustee means Wilmington Trust, National Association, as Trustee.

        Initial Termination Date has the meaning set forth in Section 8.01(b)(i).

        Intellectual Property means all patents and patent applications; registered trademarks and trademark applications; design rights, trade names and service marks; trade dress; Internet domain names; copyrights; rights in inventions; trade secrets and know-how and any other proprietary or intellectual property right, subsisting now or in the future, having equivalent or similar effect to the rights referred to above; in each case, anywhere in the world.

        Intervening Event means any material change, event, effect, occurrence, consequence or development relating to the Company that (a) is unknown and not reasonably foreseeable as of the date of this Agreement, (b) does not relate to any Company Acquisition Proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to a Company Acquisition Proposal and (c) becomes known to the Company Board prior to the Stockholder Approval; provided that that in no event shall the following constitute an Intervening Event: any change, event, effect, occurrence, consequence or development relating to (i) Parent or Merger Sub or any of their Affiliates or any competitor of the Company or (ii) the market price or trading volume of the equity securities of the Company, the ratings or the ratings outlook for the Company or any of its Subsidiaries by any applicable rating agency or any analyst's recommendations or ratings with respect to the Company, except that the underlying reasons for such change, event, effect, occurrence, consequence or development may be considered in determining the existence of an Intervening Event to the extent not excluded by clause (i) of this proviso.

        IP Matters Agreement means that IP Matters Agreement by and between ESG Spin Co. and the Company, in the form attached as Exhibit C hereto.

        IRS means the United States Internal Revenue Service.

        KLX Energy means KLX Energy Services, LLC.

        Knowledge means the knowledge of any of the officers and employees of the Company or Parent, as applicable, set forth on Section 1.1(a) of the Company Disclosure Schedule, after reasonable inquiry by each such individual.

        Labor Agreement has the meaning set forth in Section 4.11(j).

        Liability or liability means any liability, debt, obligation, duty, deficiency, interest, Tax, penalty, fine, demand, judgment, cause of action or other damage or loss (including loss of benefit), cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, known or unknown, accrued or unaccrued, liquidated or unliquidated, whether or not foreseeable, and whether due or to become due and regardless of when asserted.

        Merger has the meaning set forth in the Recitals.

        Merger Consideration has the meaning set forth in Section 3.01(a)(ii).

        Merger Sub has the meaning set forth in the Preamble.

        NASDAQ means The NASDAQ Stock Market.

        Order means any decree, order, judgment, injunction, temporary restraining order, writ, determination, ruling, settlement or stipulation or other order in any Proceeding or similar requirement by or with any Governmental Authority.

        Other ESG Required Company Filing has the meaning set forth in Section 6.02(b).

        Other Required Company Filing has the meaning set forth in Section 6.02(a).

        Owned Intellectual Property means all Intellectual Property owned by the Ex-ESG Company.

        Parent has the meaning set forth in the Preamble.

        Parent Board has the meaning set forth in the Recitals.

        Parent Disclosure Schedule means the disclosure schedule delivered by Parent to the Company simultaneously with the execution of this Agreement.

        Parent Organizational Documents means the certificate of incorporation and bylaws, each as amended as of the date of this Agreement, of each of Parent and Merger Sub.

        Parent Termination Fee means an amount equal to $175,000,000.

        Party has the meaning set forth in the Preamble.

        Paying Agent has the meaning set forth in Section 3.02(a).

        Payment Fund has the meaning set forth in Section 3.02(a).

        Payoff Amount has the meaning set forth in Section 6.15.

        Payoff Letter has the meaning set forth in Section 6.15.

        Permitted Encumbrance means: (i) Encumbrances for Taxes, assessments and charges or levies of any Governmental Authority not yet due and payable or that are being contested in good faith by appropriate Proceedings and for which adequate accruals or reserves have been established in accordance with GAAP; (ii) Encumbrances imposed by Applicable Law that relate to materialmen's, mechanics', carriers', workmen's and repairmen's liens or other similar Encumbrances that, in the aggregate, do not materially interfere with the use or value of the properties or assets related thereto, (iii) Encumbrances which are listed on Section 1.1(b) of the Company Disclosure Schedule; (iv) pledges or deposits to secure obligations under Applicable Law relating to workers' compensation, unemployment insurance, pension programs and similar obligations; (v) liens, title retention arrangements or deposits to secure the performance of bids, trade contracts (other than for borrowed money), conditional sales contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vi) in respect of real property: (A) easements, licenses, covenants, rights of way and other similar restrictions; (B) any conditions which may be shown by survey, title report or physical inspection of any such real property; (C) zoning, building and other similar restrictions with which the ASG Business is currently operating in material compliance; and (D) environmental restrictions and regulations; (vii) in the case of Intellectual Property, non-exclusive licenses and other non-exclusive rights granted to or by third parties in the ordinary course of business; and (viii) transfer restrictions imposed by federal or state securities laws.

        Person means any individual or any corporation, limited liability company, partnership, trust, association, joint venture, firm, Governmental Authority or other entity of any kind.

        Post-Signing Date Tax Letter means an executed letter substantially in the form attached hereto as Schedule 1.1(b).

        Proceedings means legal, administrative, arbitral, civil, criminal, investigative, appellate or other proceedings, suits, claims, charges, complaints, settlements, hearings, audits, examinations, or actions.

        Redemption Amount means the amount of cash required pursuant to the terms of the Indenture to effect the satisfaction and discharge of the Indenture at Closing, and the redemption of the Company Notes on the Redemption Date, including all accrued and unpaid interest up to the Redemption Date.

        Redemption Date means the date on which the Company Notes are to be redeemed as may be directed by Parent in accordance with Section 6.14. In no event may the Redemption Date be earlier than one (1) Business Day following the Closing Date.

        Representatives means, with respect to a Person, the directors, managers, officers, employees, agents or advisors (including attorneys, accountants, consultants, bankers and financial advisors) of such Person.

        Required Notifications has the meaning set forth in Section 6.03(a).

        Sarbanes-Oxley Act means the Sarbanes-Oxley Act of 2002, as amended.

        SEC means the United States Securities and Exchange Commission.

        SEC Clearance Date has the meaning set forth in Section 6.02(d).

        Securities Act means the Securities Act of 1933, as amended.

        Security Clearances means all personnel and facility security clearances required for access to information classified pursuant to Executive Order 13526 or similar Order that is necessary for operation of a Person's business as presently conducted.

        Signing Date Tax Letter means the signed, executed letter from the Company to the Parent dated as of the Signing Date titled "Signing Date Tax Letter."

        Spin-Off means (i) the transactions contemplated by the Distribution Agreement and the ESG Registration Statement including the formation of, contribution of KLX Energy into, or conversion into, as applicable, ESG Spin Co. and (ii) the ESG Spin Distribution.

        Spin-Off Agreements means (i) the Agreed Form Spin-Off Agreements and (ii) all other written Contracts with unaffiliated third parties entered into with respect to the Spin-Off and all other material instruments and documents with unaffiliated third parties delivered in connection therewith other than the ESG Registration Statement and any Other ESG Required Company Filing (the Ancillary Spin-Off Agreements); provided that no Ancillary Spin-Off Agreement shall constitute a "Spin-Off Agreement" if (i) any of the terms contained in such Ancillary Spin-Off Agreements are or would reasonably be expected to be more adverse to Parent, the Surviving Corporation or any of their respective Subsidiaries in comparison to the most closely comparable corresponding terms individually, or in comparison to all terms taken as a whole, contained in the Agreed Form Spin-Off Agreements unless such Contracts, instruments or documents provide for no obligations of, or other effect on, the Surviving Corporation and its Subsidiaries, or (ii) any transactions contemplated thereby would (A) require any amendment, supplement or modification to the Company Proxy Statement or any Other Required Company Filing other than de minimis or solely ministerial amendments, supplements or modifications or (B) require a Company Stockholder Approval other than the Company Stockholder Approval first received in accordance with Section 6.05(d).

        Subsidiary of a Person means any other Person with respect to which the first Person (i) has the right to elect a majority of the board of directors or other Persons performing similar functions or (ii) beneficially owns more than fifty percent (50%) of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons.

        Superior Proposal means a bona fide written Company Acquisition Proposal (with all references to "twenty" and "20%" in the definition thereof deemed to be "a majority" for purposes of this definition) that (i) would be reasonably likely to be consummated if accepted, and (ii) is more favorable to the Company and its stockholders, solely in their capacity as such, from a financial point of view, than the transactions contemplated by this Agreement, taking into account (a) all financial considerations (including the form of consideration), (b) the identity of the third party making such Company Acquisition Proposal, (c) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Company Acquisition Proposal, (d) the legal and regulatory approvals, termination fee and expense reimbursement provisions reasonably deemed relevant by the Company Board or any committee thereof, and (e) any revisions to the terms of this Agreement and the Merger proposed by the Parent during the notice period set forth in Section 6.05(e); provided that, in no event will a Company Acquisition Proposal be deemed to be a Superior Proposal solely by excluding a condition to the consummation thereof relating to the ESG Business.

        Surviving Corporation has the meaning set forth in Section 2.01.

        Tax or Taxes means any and all national, federal, state, local municipal and foreign income, capital gains, profits, margin franchise, gross receipts, margin, capital, net worth, sales, use, withholding, payroll, estimated, goods and services, value added, ad valorem, alternative or add-on, registration, environmental, custom, general business, employment, social security (or similar), disability, workmen's compensation, business, occupation, unemployment, premium, real property, personal property (tangible and intangible), capital stock, stamp, customs, transfer (including real property transfer or gains), conveyance, severance, production, excise, environmental (including Code section 59A), windfall profits and other taxes, governmental fees, withholdings, duties, charges, fees, levies, imposts, license and registration fees and other similar charges and assessments in lieu of, or in the nature of, a tax (including any and all fines, penalties, assessments, and additions attributable to or otherwise imposed on or with respect to any such taxes, fees, levies, duties, tariffs, imposts, and other similar charges or assessments (together with any and all interest, penalties and additions to tax)) computed on a separate or consolidated, unitary or combined basis, imposed by or on behalf of any Taxing Authority and (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee liability, joint and several liability, or for being a member of an affiliated, consolidated, combined, unitary or other group (defined within the meaning of Section 1504(a) of the Code or any similar provision of foreign, state or local Applicable Law) for any period, or payable by reason of contract assumption, operation of Applicable Law, or otherwise, and (iii) any liability for the payment of amounts described in clause (i) or (ii) as a result of any Tax sharing, Tax indemnity or Tax allocation agreement or any other express agreement to pay or indemnify any other Person whether by contract or otherwise.

        Tax Returns means, with respect to any Tax, any information return for such Tax, and any return, report, statement, estimate, declaration, claim for refund, amended return, or other filing or document, including any schedule or attachment thereto, with respect to Taxes required to be submitted, filed or required to be filed with the IRS or any other Governmental Authority or Taxing Authority.

        Taxing Authority means any Governmental Authority having jurisdiction over the assessment, determination, collection or other imposition of any Tax.

        Termination Date means the Initial Termination Date or, if extended pursuant to the final proviso in Section 8.01(b)(i), the Final Termination Date.

        Top Customer has the meaning set forth in Section 4.23.

        Top Supplier has the meaning set forth in Section 4.23.

        Trading Day means any day on which the NASDAQ is open for trading; provided that a "Trading Day" only includes those days that have a scheduled closing time of 4:00 p.m. New York City time.

        Transactions means collectively, the transactions contemplated by this Agreement and by the ESG Documents.

        Transition Services Agreement means that transition services agreement by and between ESG Spin Co. and the Company, substantially in the form attached hereto as Exhibit D.

        Treasury Regulations means regulations promulgated by the IRS under the Code.

        WARN Act means the Worker Adjustment and Retraining Notification Act of 1988.

        Willful Breach means an action or failure to act by one of the Parties that constitutes a breach of this Agreement, and such action was taken or such failure occurred with such Party's actual knowledge or intention that such action or failure to act would, or could be expected to, constitute a breach of this Agreement.

ARTICLE II
THE MERGER

2.01
The Merger

        Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger and a direct or indirect, wholly owned Subsidiary of Parent (the Surviving Corporation).

2.02
The Closing

        Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the Closing) and the consummation of the Distribution shall take place concurrently (unless the ESG Spin Distribution has been completed as of an earlier date) at 10:00 a.m. (local time) on a date to be specified by the Parties, but no later than the third (3rd) Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), unless another time, date or place is agreed to in writing by the Parties (such date being the Closing Date). The Closing shall take place at the offices of Freshfields Bruckhaus Deringer US LLP, 601 Lexington Avenue, 31st Floor, New York, NY 10022.

2.03
Effective Time

        Concurrently with the Closing, but in any event following the Distribution, the Company shall cause a certificate of merger with respect to the Merger substantially in the form attached hereto as Exhibit E (the Certificate of Merger) to be executed and filed with the Delaware Secretary of State as provided under the DGCL. The Merger shall become effective at the time the Certificate of Merger has been duly filed with the Delaware Secretary of State or at such other date and time as is agreed between Parent and the Company and specified in the Certificate of Merger (such date and time being hereinafter referred to as the Effective Time). The Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL.

2.04
Certificate of Incorporation; Bylaws

(a)
The certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety as set forth in Exhibit F hereto and, as so amended, shall be the certificate of incorporation of the Surviving Corporation, until thereafter amended as provided by Applicable Law and such certificate of incorporation.

(b)
The bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation, except as to the name of the Surviving Corporation, until thereafter amended as provided by Applicable Law, the certificate of incorporation of the Surviving Corporation and such bylaws.

2.05
Board of Directors; Officers

        The members of the board of directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the members of the board of directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time (or as otherwise designated by Parent) shall, from and after the Effective Time, be the officers of the Surviving Corporation, in each case to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected, designated or qualified.

2.06
ESG Sale Election

        Within thirty (30) days after the date hereof (the Election Date), the Company may notify Parent in writing of its election to enter into an ESG Purchase Agreement on or prior to the Election Date (such election, an ESG Sale Election). In the event the Company delivers an ESG Sale Election, from and after such delivery the Company shall (a) use its reasonable best efforts to satisfy on a timely basis all conditions precedent to the transactions contemplated by the ESG Purchase Agreement, (b) keep Parent informed on a reasonably prompt basis and in reasonable detail of material developments in connection with the transactions contemplated by the ESG Purchase Agreement, including by

(i) furnishing Parent with complete, correct and executed copies of the ESG Purchase Agreement and any and all amendments thereto, (ii) giving Parent prompt written notice of any material default or material breach (or any event that, with or without notice, lapse of time or both, would give rise to any material default or material breach) under the ESG Purchase Agreement of which the Company becomes aware that would reasonably be expected to result in termination of the ESG Purchase Agreement or a material liability or other material obligation of the Ex-ESG Company, and (iii) responding to Parent's reasonable requests for, and discussing, updates on the status of the transactions contemplated by the ESG Purchase Agreement, and (c) notwithstanding anything to the contrary contained in this Agreement, the Company shall not, and shall cause its Subsidiaries not to, without the prior written consent of Parent, take any actions with respect to the Spin-Off or the ESG Spin Distribution. If an ESG Sale Election is made in accordance with the first sentence of this Section 2.06, the Company shall be permitted to consummate a Spin-Off (in lieu of an ESG Sale) only with the prior written consent of Parent. If an ESG Sale Election is not made in accordance with the first sentence of this Section 2.06, then (x) the Company shall have elected to conduct the Spin-Off and may not thereafter enter into an ESG Purchase Agreement without the prior written consent of Parent, and (y) each of the Company and KLX Energy shall execute and enter into the Distribution Agreement within 75 days after the date hereof.

ARTICLE III
EFFECT OF THE MERGER ON CAPITAL STOCK

3.01
Effect on Securities

(a)
At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders of any securities of the Company, Parent or Merger Sub:

(i)
Cancellation of Company Securities. Each share of common stock, par value $0.01 per share, of the Company (the Company Common Stock) held by the Company as treasury stock or held, directly or indirectly, by Parent or Merger Sub immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof (such shares, Canceled Shares).

(ii)
Conversion of Company Securities. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Canceled Shares and Dissenting Shares) shall be converted into the right to receive from Parent, in accordance with the terms of this Agreement, $63.00 per share (the Merger Consideration). Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 3.01(a) shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders of certificates or book-entry shares that, immediately prior to the Effective Time, represented such Company Common Stock, (Certificates and Book Entry Shares, respectively) shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 3.02, the Merger Consideration.

(iii)
Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid, nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and constitute the only outstanding shares of capital stock of the Surviving Corporation.

(b)
Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the number or type of outstanding shares of Company Common Stock shall occur as a result of a reclassification, recapitalization, exchange, stock split (including a reverse stock split) or combination or readjustment of shares or any stock dividend or stock distribution with a record date during such period, the Merger Consideration and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 3.01(b) shall be construed to permit any Party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

3.02
Exchange of Certificates

(a)
Designation of Paying Agent; Deposit of Payment Fund

  Prior to the Closing, Parent shall enter into a customary paying agent agreement with a nationally recognized financial institution reasonably acceptable to the Company and Parent (the Paying Agent) for the payment of the Merger Consideration as provided in Section 3.01(a)(ii). At or prior to the Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent, for payment in accordance with this Article III through the Paying Agent, cash in an aggregate amount necessary to pay the Merger Consideration (it being understood, for the avoidance of doubt, that such aggregate amount shall not include any amounts payable in respect of Company Restricted Stock Awards, Company RSU Awards or Company PSU Awards or any shares of Company Common Stock issuable pursuant thereto, which amounts Parent shall cause to be paid pursuant to Sections 3.03(a) and 3.03(b), as applicable) (the Payment Fund). In the event the Payment Fund shall at any time be insufficient for any reason (including losses) to make the payments contemplated by Section 3.01(a)(ii), Parent shall promptly deposit, or shall take all steps necessary to cause to be deposited, additional cash with the Paying Agent in an amount which is equal to the deficiency in the amount required to make all payments under this Agreement. The Payment Fund shall not be used for any purpose not contemplated by the terms of this Agreement. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the payment of the Merger Consideration for shares of the Company Common Stock.

(b)
Promptly following the Effective Time (and in any event, not later than the third (3rd) Business Day thereafter), Parent shall cause the Paying Agent to mail to each holder of record of a Certificate or Book-Entry Share that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (i) a letter of transmittal (in form and substance reasonably acceptable to Parent) which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares pursuant to this Section 3.02 to the Paying Agent, and which shall be in the form and have such other provisions as Parent may reasonably specify) and (ii) instructions (which instructions shall be in the form and have such other provisions as Parent may reasonably specify) for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for cash in an amount equal to the Merger Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificates or Book-Entry Shares.

(c)
Upon surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share for cancellation to the Paying Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required or requested pursuant to such instructions (including receipt of an "agent's message" by the Paying Agent (or such other evidence as the Paying Agent may reasonably request) in respect of any Book-Entry Share), the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent shall direct the Paying Agent to pay and deliver in exchange therefor as promptly as reasonably practicable, cash in an amount equal to the Merger Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificate or Book-Entry Shares. The Paying Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Paying Agent may impose. Subject to Section 3.02(f) and Section 3.05, without prejudice to any rights in respect of the Distribution, after the Effective Time and until so surrendered, each Certificate and Book-Entry Share shall represent only the right to receive the Merger Consideration payable in respect of the Company Common Stock represented thereby.

(d)
Payments to Non-Registered Holders

  In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration may be made to a Person other than the Person in whose name the Certificate or Book-Entry Share so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer (and accompanied by all documents reasonably required by the Paying Agent) or such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the satisfaction of Parent that such Tax has been paid or is not applicable.

(e)
Termination of Payment Fund

  Any portion of the Payment Fund which remains undistributed to the holders of the Certificates or Book-Entry Shares for six (6) months after the Effective Time shall be delivered to Parent or its designee upon demand, and any such holders who have not theretofore complied with this Article III shall thereafter look only to Parent or the Surviving Corporation (subject to abandoned property, escheat or similar Applicable Law) as general creditor thereof for payment of their claims for Merger Consideration.

(f)
No Liability

  None of Parent, Merger Sub, the Company or the Paying Agent shall be liable to any Person in respect of any cash held in the Payment Fund delivered to a Governmental Authority pursuant to any applicable abandoned property, escheat or similar Applicable Law. If any Certificate or Book-Entry Share shall not have been surrendered immediately prior to the date on which any Merger Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by Applicable Law, become the property of Parent free and clear of all claims or interest of any Person previously entitled thereto.

(g)
Investment of Payment Fund

  The Paying Agent shall invest any cash included in the Payment Fund as directed by Parent; provided that no such investment shall relieve Parent or the Paying Agent from making the payments required by this Article III, and following any losses resulting from such investment Parent shall promptly provide additional funds to the Paying Agent for the benefit of the holders of Company Common Stock in the amount of such losses. Any interest or income produced by such investments will be payable to Parent or its designee as directed by Parent.

(h)
Withholding

  Notwithstanding anything herein to the contrary, each of Parent, the Company, the Surviving Corporation and the Paying Agent shall be entitled to, without duplication, (i) deduct and withhold from the Merger Consideration and any other amounts otherwise payable or distributable in cash or in kind (including, for the avoidance of doubt, as a result of the ESG Spin Distribution) pursuant to this Agreement such amounts as Parent, the Company, the Surviving Corporation or the Paying Agent are required to deduct and withhold with respect to the making of such payments under the Code or any provision of Applicable Tax Law and (ii) collect any forms required by Applicable Law to comply with withholding obligations with respect to payments made pursuant to clause (i). Any amounts so withheld shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, the Company, the Surviving Corporation or the Paying Agent, as the case may be.

3.03
Company Equity Awards

(a)
Treatment of Company Restricted Stock Awards

  Parent shall not assume any award of Company Common Stock subject to time-based, performance or other vesting or lapse restrictions (each, a Company Restricted Stock Award). Without prejudice to any rights in respect of the Distribution, as of the Effective Time, (i) each Company Restricted Stock Award that is outstanding immediately prior to the Effective Time, shall, to the extent not vested, become fully vested; provided that to the extent that such award is subject to performance conditions, any performance conditions shall be deemed to have been satisfied at the maximum level and (ii) each Company Restricted Stock Award shall be canceled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the Surviving Company's general payroll practices, a lump sum cash payment with respect thereto equal to the product of (A) the Merger Consideration, and (B) the number of shares of Company Common Stock represented by such Company Restricted Stock Award, less any applicable withholding or other Taxes or other amounts required by Applicable Law to be withheld, without interest.

(b)
Treatment of Company PSU Awards and Company RSU Awards

  Parent shall not assume any performance stock unit awards, including any performance stock unit awards deferred under any of the Company's deferred compensation plans or otherwise (each a Company PSU Award) or any restricted stock unit awards, including any stock unit awards deferred under any of the Company's deferred compensation plans or otherwise (each a Company RSU Award). Without prejudice to any rights in respect of the Distribution, as of the Effective Time, each Company PSU Award and Company RSU Award, in each case, subject to time-based, performance or other vesting restrictions that is outstanding immediately prior to the Effective Time, shall, to the extent not vested, become fully vested; provided that to the extent that such award is subject to performance conditions, any performance conditions shall be deemed to have been satisfied at the maximum level and (ii) each Company PSU Award and Company RSU Award, in each case, whether payable in cash or shares of Company Common Stock, shall be canceled without any action of the part of any holder or beneficiary thereof in consideration for the right to receive, in accordance with the Surviving Company's general payroll practices, a lump sum cash payment with respect thereto equal to the product of (A) the Merger Consideration, and (B) the number of shares of Company Common Stock represented by such Company PSU Award or Company RSU Award, less any applicable withholding or other Taxes or other amounts required by Applicable Law to be withheld, without interest; provided, further, that notwithstanding anything to the contrary contained in this Agreement, any payment in respect of any Company PSU Award and Company RSU Award, in each case, which immediately prior to such cancellation was treated as "deferred compensation" subject to Section 409A of the Code shall be converted to the Merger Consideration and paid on the applicable settlement date for such Company RSU Award or Company PSU Award if required in order to comply with Section 409A of the Code.

(c)
Company ESPP

  As soon as practicable following the date of this Agreement, the Company Board (or, if applicable, any committee thereof administering the Company ESPP) shall adopt such resolutions and take all such other necessary actions such that (i) with respect to any Option Period(s) (as such term is defined in the Company ESPP) outstanding as of the date of this Agreement under the Company ESPP, such Option Period(s) shall terminate and each Option (as such term is defined in the Company ESPP) shall be deemed to have been exercised in accordance with the terms of the Company ESPP upon the earlier to occur of (A) the day that is four (4) complete Trading Days prior to the Effective Time or (B) the date on which such Option Period(s) would otherwise end, and no additional Option Period(s) shall commence under such Company ESPP after the date of this Agreement; (ii) no individual participating in the Company ESPP shall be permitted to (A) increase the amount of his, her or its rate of payroll contributions thereunder from the rate in effect as of the date of this Agreement, or (B) except to the extent required by Applicable Law, make separate non-payroll contributions to the Company ESPP on or following the date of this Agreement; (iii) no individual who is not participating in the Company ESPP as of the date of this Agreement may commence participation in the Company ESPP following the date of this Agreement; (iv) no new offerings will commence, nor will any existing offerings be extended, following the date hereof; and (v) subject to the consummation of the Merger, the Company ESPP shall terminate, effective immediately prior to the Effective Time.

(d)
Company Actions

  Prior to the Effective Time, the Company shall provide such notice, if any, to the extent required under the terms of the Company Equity Plan or the Company ESPP, obtain any necessary consents, adopt applicable resolutions, amend the terms of the Company Equity Plan, the Company ESPP or any outstanding awards, and take all other appropriate actions to (i) give effect to the Transactions; (ii) terminate the Company Equity Plan and the Company ESPP as of the Effective Time; (iii) ensure that after the Effective Time, no holder of a Company Equity Award, Option (as such term is defined in the Company ESPP), any beneficiary thereof or any other participant in the Company Equity Plan or the Company ESPP shall have any right thereunder to acquire any securities of the Company or to receive any payment or benefit with respect to any award previously granted under the Company Equity Plan or the Company ESPP, except as provided in this Section 3.03; and (iv) without prejudice to any rights in respect of the Distribution, ensure that as of the Effective Time, all or any portion of incentive or deferred compensation arrangements that (A) is payable following the Effective Time and (B) immediately prior to the Effective Time, was deemed invested or otherwise measured by a share of Company Stock, will be converted to an amount equal to the product of (1) the Merger Consideration and (2) the number of whole or partial shares of Company Stock by which such compensation arrangement is measured or deemed invested. The Company shall provide Parent with documentation evidencing the completion of the foregoing actions not later than the Business Day preceding the Effective Time.

3.04
Lost Certificates

        If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond, in such reasonable amount as Parent or the Paying Agent may determine is reasonably necessary, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to this Article III.

3.05
Dissenting Shares

        Notwithstanding anything in this Agreement to the contrary, to the extent that holders of Company Common Stock are entitled to appraisal rights under Section 262 of the DGCL, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the adoption of this Agreement or consented thereto in writing, has properly exercised and perfected his, her or its demand for appraisal rights under Section 262 of the DGCL and has not effectively withdrawn or lost such holder's rights to appraisal (the Dissenting Shares), shall not be converted into the right to receive the Merger Consideration, but the holders of such Dissenting Shares shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL (it being understood and acknowledged that at the Effective Time, such Dissenting Shares shall no longer be outstanding, shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto other than the right to receive the "fair value" of such Dissenting Shares as determined in accordance with Section 262 of the DGCL); provided, however, that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost his, her or its right to appraisal and payment under the DGCL (whether occurring before, at or after the Effective Time), such holder's shares of Company Common Stock shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration, without any interest thereon and less any withholding Taxes, and such shares shall not be deemed to be Dissenting Shares. The Company shall give prompt written notice to Parent of (and in any event within three (3) Business Days after receiving) any demands for appraisal of any shares of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to appraisal demands, and Parent shall have the right to control and direct all negotiations and Proceedings with respect to such demands after the Effective Time, provided that, prior to the Effective Time, the Company will consult with Parent and consider in good faith Parent's advice with respect to such negotiations and Proceedings, and Parent will have the right to participate in such negotiations and Proceedings at its sole cost and expense prior to the Effective Time; provided further that, prior to the Effective Time, the Company will not settle, or agree to settle, any such appraisal demands that would require payment of any amounts or would impose obligations on Parent or the Surviving Corporation without Parent's prior written consent. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to or settle or compromise or offer to settle or compromise any such demand or Proceeding, or agree to do any of the foregoing.

3.06
Transfers; No Further Ownership Rights

        At the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time, and there shall be no registration of transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If Certificates or Book-Entry Shares are presented to the Surviving Corporation, Parent or the Paying Agent for transfer following the Effective Time, they shall be canceled against delivery of the Merger Consideration, as provided for in Section 3.01(a)(ii), for each share of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except (i) as set forth in the Company SEC Reports (excluding any information set forth in (a) risk factor disclosures contained under the heading "Risk Factors" or any disclosure of risks including in any "forward-looking statements" disclaimers in such Company SEC Reports or any other statements in the Company SEC Reports to the extent that such statements are cautionary, predictive or forward-looking in nature or (b) any exhibits or other documents appended thereto), it being acknowledged that nothing disclosed in the Company SEC Reports shall be deemed to be a qualification of, or modification to, the representations and warranties set forth in Sections 4.01, 4.02(a), 4.03, 4.04, or 4.10, or (ii) as set forth in the Company Disclosure Schedule (it being understood and agreed that any information set forth in one section or subsection of the Company Disclosure Schedule also shall be deemed to apply to each other section and subsection of this Agreement to which its applicability is reasonably apparent on its face), the Company hereby represents and warrants to Parent and Merger Sub as follows:

4.01
Organization; Qualification

        Each of the Company and its Subsidiaries is duly organized and validly existing under the laws of the jurisdiction of its incorporation, formation or organization, as applicable, and has the requisite corporate or similar power and authority to conduct its business as it is now being conducted and to own, lease and operate its properties and assets in the manner in which its properties and assets are currently operated, except with respect to the Subsidiaries of the Company, only where the failure to be so organized or existing, or to have such power and authority would not have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and, to the extent applicable, is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect. The Company's Amended and Restated Certificate of Incorporation (the Certificate of Incorporation) and Amended and Restated Bylaws (the Bylaws), each as amended as of the date of this Agreement, have been made available to Parent and are in full force and effect, and the Company is not in material violation of any of the provisions thereof.

4.02
Capitalization; Subsidiaries

(a)
The authorized capital stock of the Company consists solely of (i) 250,000,000 shares of Company Common Stock 50,732,724 of which were issued and outstanding as of the close of business on April 30, 2018 (the Capitalization Date) and 3,834,400 of which were held by the Company as treasury stock as of the close of business on the Capitalization Date, and (ii) 1,000,000 shares of preferred stock of the Company, par value $0.01 per share, no shares of which were outstanding as of the close of business on the Capitalization Date. There are no other classes of capital stock of the Company and no bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which holders of capital stock of the Company may vote authorized, issued or outstanding. As of the close of business on the Capitalization Date, there were (A) outstanding Company Restricted Stock Awards representing 593,143 shares of Company Common Stock; (B) outstanding Company RSU Awards of up to 410,628 shares of Company Common Stock (including deferred stock unit and RSU Awards of up to 24,253 shares of Company Common Stock under the Company's non-qualified deferred compensation plans); (C) outstanding Company PSU Awards of up to 617,045 shares of Company Common Stock; (D) 158,605 shares of Company Common Stock reserved for future issuance under the Company ESPP; and (E) 2,770,633 shares of Company Common Stock reserved for future issuance under the Company Equity Plan. Since the Capitalization Date through the date of this Agreement, neither the Company nor any of its Subsidiaries has issued any of the foregoing, or incurred any obligation to make any payments to any Person based on the price or value of any of the foregoing or established a record date for, declared, set aside for payment or paid any dividend on or made any other distribution (whether in cash or otherwise) in respect of, any of the foregoing.

(b)
All of the issued and outstanding shares of Company Common Stock have been, and all of the shares of Company Common Stock that may be issued pursuant to the Company Equity Awards, the Company Equity Plan or the Company ESPP are or will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and granted in accordance with the Company Equity Plan or the Company ESPP, if applicable, and are, or will be when issued, fully paid, nonassessable and free of preemptive rights. The Company has made available to Parent or its counsel accurate and complete copies of the Company Equity Plan and the forms of restricted stock and restricted stock unit agreements evidencing the Company Equity Awards and, other than differences with respect to the number of shares of Company Common Stock covered thereby, the grant date, the exercise price, regular vesting schedule and expiration date applicable thereto, no such stock option, restricted stock or restricted stock unit agreement contains material terms that are not consistent with, or in addition to, such forms. Section 4.02(b) of the Company Disclosure Schedule sets forth, as of the close of business on the Capitalization Date, each outstanding Company Equity Award, the number of shares of Company Common Stock issuable thereunder, the expiration date, the exercise or conversion price relating thereto, the grant date, the name of the holder, and the amount unvested. The Company Restricted Stock Awards, Company RSU Awards, Company PSU Awards and rights under the Company ESPP may be, by and in accordance with their existing terms, be treated in accordance with Section 3.03. The Company Equity Awards set forth on Section 4.02(b) of the Company Disclosure Schedule are the only plans or programs the Company or any of its Subsidiaries maintain under which stock options, restricted stock awards, restricted stock units, stock appreciation rights or other compensatory equity-based awards or profit participation or similar rights are outstanding.

(c)
As of the date of this Agreement, other than as set forth in Section 4.02(a), there are no (i) existing options, warrants, calls, preemptive rights, anti-dilutive rights, rights of first refusal, subscriptions or other rights, restricted stock awards, restricted stock unit awards, "phantom" stock, convertible securities, agreements, arrangements or commitments of any kind obligating the Company or any of its Subsidiaries to issue, transfer, register or sell, or cause to be issued, transferred, registered or sold, any shares of capital stock of, or other equity interests or securities in, the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or other equity interests, or obligating the Company to grant, extend or enter into such options, warrants, calls, preemptive, subscriptions or other rights, restricted stock awards, restricted stock unit awards, convertible securities, agreements, arrangements or commitments, (ii) outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock or other equity interests or securities of the Company or any of its Subsidiaries, or any securities representing the right to purchase or otherwise receive any capital stock or other equity interests of the Company or any of its Subsidiaries, (iii) voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock or other equity interests of the Company or its Subsidiaries or (iv) other than the Company's obligations under the Company Equity Plan or Company ESPP there are no outstanding obligations of the Company or any of its Subsidiaries to accelerate the vesting of any capital stock of the Company.

(d)
Each Subsidiary of the Company existing on the date of this Agreement is listed on Section 4.02(d) of the Company Disclosure Schedule. The Company owns, beneficially and of record, directly or indirectly, all of the issued and outstanding company, partnership, corporate or similar (as applicable) ownership, voting or similar interests in each such Subsidiary, free and clear of all Encumbrances, and all company, partnership, corporate or similar (as applicable) ownership, voting or similar interests of each such Subsidiary are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, voting restrictions, transfer restrictions and are not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right, commitment, understanding, restriction or arrangement under Applicable Law, the organizational documents of such Subsidiary or any Contract to which such Subsidiary is a party or otherwise bound. Except as would not reasonably be expected to be material to the Company, (i) each such Subsidiary's certificate of incorporation, certificate of formation, bylaws, limited liability company agreement, operating agreement or similar document, each as amended as of the date of this Agreement, has been made available to Parent and are in full force and effect, and (ii) no Subsidiary of the Company is in material violation of any of the provisions thereof. Except as set forth in the Spin-Off Agreements, all assets, properties and operations of KLX Energy relate, and have always related, solely to the ESG Business, and neither KLX Energy, nor any of its assets, operations or properties, is used or has ever been used in the ASG Business.

(e)
Except for the capital stock and voting securities of, and other equity interests in, the Subsidiaries listed on Section 4.02(d) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries owns, directly or indirectly, any capital stock or voting securities of, or other equity interests in, or any interest convertible into or exchangeable or exercisable for, any capital stock or voting securities of, or other equity interests in, any Person. Neither the Company nor any of its Subsidiaries has agreed to or is obligated to make, or is bound by any Contract under which it is or may be obligated to make, any material future investment in or capital contribution to any other Person.

4.03
Authority Relative to Agreement

(a)
The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and, subject to obtaining the Company Stockholder Approval, to consummate the Transactions. The Company Stockholder Approval is the only vote of the holders of any securities of the Company that is required in connection with the Transactions. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the Transactions, have been duly and validly authorized by all necessary corporate action by the Company, and, except for the receipt of the Company Stockholder Approval, no other corporate action or proceeding on the part of the Company or any vote of the stockholders of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other Parties, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to Applicable Law (a) relating to bankruptcy, insolvency and the relief of debtors and (b) governing specific performance, injunctive relief and other equitable remedies.

(b)
The Company Board has, by resolutions unanimously adopted by the Company Board in accordance with the Certificate of Incorporation and the Bylaws, (i) approved the execution, delivery and performance by the Company of this Agreement and the Transactions, (ii) determined that this Agreement and the Transactions are advisable and in the best interests of the Company and the Company's stockholders, (iii) directed that the adoption of this Agreement be submitted to a vote of the stockholders at the Company Stockholder Meeting and (iv) resolved to make the Company Recommendation.

(c)
The Company has all necessary corporate power and authority to execute and deliver the ESG Documents. Prior to the consummation by the Company of the Distribution, the Distribution will have been duly and validly authorized by all necessary corporate action by the Company. When executed, the ESG Documents will be legal, valid and binding obligations of the Company and ESG Spin Co., as the case may be, and, to the Knowledge of the Company, the other parties thereto, enforceable against such parties in accordance with their respective terms, subject to Applicable Law (i) relating to bankruptcy, insolvency and the relief of debtors and (ii) governing specific performance, injunctive relief and other equitable remedies. As of the date hereof, there are no Contracts to which the Company or any of its Subsidiaries is a party relating to the Spin-Off. There are no conditions precedent or other contingencies between the Company or any of its Subsidiary, on the one hand, and any other party to the ESG Documents or any of their respective Affiliates, on the other hand, related to the Spin-Off or the transactions contemplated by the ESG Purchase Agreement, other than as expressly set forth in the ESG Documents.

4.04
No Conflict; Required Filings and Consents

(a)
Neither the execution and delivery of this Agreement or the ESG Documents by the Company nor the consummation by the Company of the Transactions will: (i) contravene, conflict with or violate any provision of the Company's Certificate of Incorporation or Bylaws or the certificate of incorporation or bylaws (or equivalent organizational documents) of any Subsidiary of the Company, (ii) assuming that the Consents, registrations, declarations, filings and notices specifically identified in this Section 4.04 have been obtained or made, violate any Applicable Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third party pursuant to any of the terms or provisions of (A) any Contract to which the Company or any of its Subsidiaries is a party or by which any of their assets or properties are bound or (B) any Company Material Contract, or result in the creation of an Encumbrance, other than any Permitted Encumbrance, upon any of the property or assets of the Company or any of its Subsidiaries, other than, in the case of clauses (ii) and (iii)(A), any such conflict, violation, breach, default, termination, acceleration, cancellation or Encumbrance that would not have, individually or in the aggregate, a Company Material Adverse Effect or impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate the Merger.

(b)
Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Article V hereof, no consent, approval, license, permit, order, action or authorization (a Consent) of, registration, declaration or filing with or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than (i) applicable requirements of and filings with the SEC under the Exchange Act or the Securities Act, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State, (iii) the Required Notifications, (iv) compliance with applicable rules and regulations of NASDAQ and (v) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not have, individually or in the aggregate, a Company Material Adverse Effect.

4.05
Company SEC Reports; Financial Statements

(a)
Since January 1, 2015, the Company has timely filed with or furnished to the SEC each report, statement, schedule, form or other document or filing required by Applicable Law to be filed with or furnished to the SEC by the Company at or prior to the time so required. As of its filing (or furnishing) date or, if amended prior to the date of this Agreement, as of the date of the last such amendment, each Company SEC Report complied in all material respects with the applicable requirements of the Exchange Act, the Sarbanes-Oxley Act and the Securities Act, as the case may be. As of its filing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment, each Company SEC Report filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Company SEC Report that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act or is required to file or furnish any report, statement, schedule, form or other document with the SEC.

(b)
All of the consolidated financial statements of the Company included in the Company SEC Reports (i) comply in all material respects with the applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; (ii) have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except, as may be indicated in the notes thereto and except, in the case of the unaudited interim statements, for the absence of footnotes as may be permitted under the Exchange Act; and (iii) were prepared using the books, records and accounts of the Company and its Subsidiaries and fairly present, in all material respects, the consolidated financial position, the stockholders' equity, the results of operations and cash flows of the Company and its consolidated Subsidiaries as of the times and for the periods referred to therein (except as may be indicated in the notes thereto and subject, in the case of unaudited interim financial statements, to normal and recurring year-end adjustments). As of the date hereof, except as set forth on Section 4.05(b) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has any Indebtedness in excess of $5,000,000.

(c)
There are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to any of the Company SEC Reports, and the Company has not received any written or, to the Knowledge of the Company, notice that any of the Company SEC Reports are subject to ongoing SEC review, outstanding comment or outstanding investigation.

(d)
The Company is, and each of its officers are, and since January 1, 2016 have been, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and governance rules and regulations of NASDAQ.

(e)
The Company maintains internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of the consolidated financial statements in conformity with GAAP, (ii) that receipts and expenditures are executed in accordance with the authorization of Company management, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company's or its Subsidiaries assets that would materially affect the Company's financial statements. The Company has evaluated the effectiveness of the Company's internal control over financial reporting and, except as publicly disclosed in the Company SEC Reports and as disclosed in Section 4.05(e) of the Company Disclosure Schedules, since January 1, 2015, there have not been any (i) "significant deficiencies" or "material weaknesses" (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as currently in effect) in the design or operation of internal control over financial reporting that, individually or in the aggregate, would be reasonably expected to adversely affect the Company's ability to record, process, summarize and report financial information or amount to a material weakness, (ii) fraud or illegal acts, whether or not material, that involve management or other employees of the Company or (iii) claims or allegations relating to any of the foregoing. The Company has not identified any material weaknesses in the design or operation of the Company's internal controls over financial reporting.

(f)
The Company maintains "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) reasonably designed to ensure that all financial and non-financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company's chief executive officer, chief financial officer and other members of management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports.

(g)
Each of the principal executive officer of the Company and the principal financial officer of the Company has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company SEC Reports and, to the Knowledge of the Company, the statements contained in such certifications are true and accurate. For purposes of this Agreement, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act. None of the Company, any current executive officer of the Company or, to the Knowledge of the Company, any former executive officer of the Company or any of its Subsidiaries has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness form or manner of filing of such certifications made with respect to the Company SEC Reports.

(h)
Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any "off-balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K under the Securities Act), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company SEC Reports (including any audited financial statements and unaudited interim financial statements of the Company included therein).

4.06
Absence of Certain Changes or Events

        Since January 31, 2018 through the date of this Agreement, there has not been any Company Material Adverse Effect. Since January 31, 2018 except for matters in connection with the Transactions, the businesses of the Ex-ESG Company have been conducted in the ordinary course of business consistent with past practice in all material respects, and there has not been any action or event of a type that would require the consent of Parent pursuant to Section 6.01(a)(y) if such action or event occurred after the date hereof prior to the Closing.

4.07
No Undisclosed Liabilities

        Except for Liabilities (a) as reflected, disclosed or reserved against in the consolidated balance sheet of the Company and its Subsidiaries as of January 31, 2018 (or the notes thereto) included in the Company's annual report on Form 10-K for the fiscal year ended January 31, 2018, (b) incurred in the ordinary course of business consistent with past practice since January 31, 2018, (c) arising out of this Agreement or the ESG Documents or (d) that are not expected to be material to the Ex-ESG Company, the Ex-ESG Company does not have any liabilities of any nature, whether or not accrued, contingent, absolute or otherwise.

4.08
Litigation

        Since January 31, 2015, (a) there are and have been no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any present or former director, manager or employee of the Company or any of its Subsidiaries (in such individual's capacity as such and for which they are or have been entitled to indemnification by the Company or its Subsidiaries) or any asset or property of the Ex-ESG Company that involves an amount in excess of $5,000,000, and (b) there are and have been no Orders outstanding against, or involving, the Company or any of its Subsidiaries or any present or former director, manager or employee of the Ex-ESG Company (in such individual's capacity as such and for which they are or have been entitled to indemnification by the Company or its Subsidiaries) or any asset or property of the Ex-ESG Company that involves an amount in excess of $5,000,000. As of the date of this Agreement, there is no pending Proceeding or outstanding Order that challenges the validity or propriety, or seeks to prevent, materially impair or materially delay, or would reasonably be expected to have the effect of preventing, impairing or materially delaying the consummation of the Merger.

4.09
Permits; Compliance with Applicable Laws

(a)
(i) The Ex-ESG Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, exemptions, consents, certificates, approvals, registrations, clearances, orders and other authorizations necessary for the Ex-ESG Company to own, lease and operate their respective properties and assets and to carry on its business as now being conducted, under and pursuant to Applicable Laws (the Company Permits), (ii) all such Company Permits are in full force and effect and (iii) as of the date of this Agreement, with or without notice or the passage of time, no amendment, suspension, cancellation, withdrawal, default or revocation thereof exists or is pending or, to the Knowledge of the Company, threatened and no Company Permits will cease to be effective as a result of the Transactions, except where the failure to be in possession of, failure to be in full force and effect or the suspension, cancellation, withdrawal or revocation thereof, or the ceasing thereof to be effective, has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)
Since January 31, 2015, the Ex-ESG Company has been and is in compliance with (i) Applicable Laws, and (ii) all Company Permits, except where any failure to be in such compliance has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c)
The Ex-ESG Company is in compliance with all Export Control Laws and has not received any written communication within the last three (3) years that alleges that the Ex-ESG Company is not in compliance with, or is the subject to, any Proceeding under any Export Control Law, except for such failure to be in compliance that has not and would not reasonably be expected to have a Company Material Adverse Effect.

4.10
Information Supplied

(a)
None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Company Proxy Statement will, on the date the Company Proxy Statement (or any amendment or supplement thereto) is first mailed to stockholders of the Company or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except, in each case, that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein. The

  Company Proxy Statement will comply in all material respects with the requirements of the Exchange Act.

(b)
None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the ESG Registration Statement will, on the date the ESG Registration Statement (or any amendment or supplement thereto) is first declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except, in each case, that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein. The ESG Registration Statement will comply in all material respects with the requirements of the Exchange Act.

4.11
Employee Benefit Plans; Labor

(a)
Section 4.11(a) of the Company Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of (i) each material "employee benefit plan" (as such term is defined in Section 3(3) of ERISA), whether written or unwritten, that the Ex-ESG Company adopted, maintains, sponsors, participates in, is a party or contributes to or with respect to which the Ex-ESG Company could reasonably be expected to have any liability; and (ii) each other material employment or employee benefit plan, program, practice, policy, arrangement or agreement, whether written or unwritten, including any equity option, equity purchase, equity appreciation right or other equity or equity-based incentive, cash bonus or incentive compensation, employment, change in control, retention, retirement or supplemental retirement, deferred compensation, profit-sharing, unemployment, severance, termination pay, welfare, hospitalization or medical, life, accidental death and dismemberment, long- or short-term disability, fringe benefit or other similar compensation or employee benefit plan, program, practice, policy, arrangement or agreement for any current or former employee or director of, or other individual service provider to, the Ex-ESG Company that does not constitute an "employee benefit plan" (as defined in Section 3(3) of ERISA, whether or not ERISA applies), that the Ex-ESG Company adopted, maintains, sponsors, participates in, is a party or contributes to, or with respect to which the Ex-ESG Company could reasonably be expected to have any liability (each arrangement described in this Section 4.11(a), without regard to any materiality qualifier, a Company Benefit Plan). With respect to each Company Benefit Plan, the Company has made available to Parent a true and complete copy of (i) such Company Benefit Plan and all material amendments thereto (including a written description of the material provisions of each unwritten Company Benefit Plan), (ii) each trust, insurance, annuity or other funding Contract, (iii) the most recent financial statements and actuarial or other valuation reports, (iv) the three most recent annual reports on Form 5500, (v) the most recent determination letter (or, if applicable, advisory or opinion letter) from the IRS, (vi) the most recent summary plan description and any material modification and (vii) all material notices given to such Company Benefit Plan, the Company or any Company ERISA Affiliate by the IRS, United States Department of Labor, Pension Benefit Guarantee Corporation or other Governmental Authority.

(b)
Except as set forth on Section 4.11(b) of the Company Disclosure Schedule, (i) each of the Company Benefit Plans has been established, adopted, operated, maintained and administered in all material respects in accordance with its terms and Applicable Laws, including ERISA and the Code and each filing required by any Governmental Authority with respect to each Company Benefit Plan (if required by ERISA or the Code) has been filed, (ii) all payments and contributions required to be made under the terms of any Company Benefit Plan and Applicable Laws have been timely made or accrued or otherwise adequately reserved to the extent required by and in accordance with GAAP and (iii) none of the Ex-ESG Company or, to the Knowledge of the Company, any third party, has engaged in any non-exempt "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA) with respect to any Company Benefit Plan that would result in the imposition of any liability to the Ex-ESG Company.

(c)
Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has either received a favorable determination letter from the IRS with respect to such Company Benefit Plan as to its qualified status under the Code, or with respect to a prototype Company Benefit Plan, the prototype sponsor has received a favorable IRS opinion letter, or the Company Benefit Plan or prototype sponsor has remaining a period of time under applicable Code regulations or pronouncements of the IRS in which to apply for such a letter and make any amendments necessary to obtain a favorable determination or opinion as to the qualified status of each such Company Benefit Plan. To the Knowledge of the Company, no event has occurred since the most recent determination or opinion letter or application therefor relating to any such Company Benefit Plan and no condition exists that has been or would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan or result in the imposition of any material liability, penalty or tax under ERISA or the Code.

(d)
None of the Ex-ESG Company or any Company ERISA Affiliate, in the past three (3) years, has contributed to, been required to contribute to, or otherwise participated in or in any way, directly or indirectly, had any liability with respect to (i) any plan subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, or (ii) any "multiemployer plan" as defined in Section 3(37) of ERISA or any "multiple employer welfare arrangement" as defined in Section 3(40) of ERISA.

(e)
As of the date of this Agreement there are no material Proceedings pending, or, to the Knowledge of the Company, threatened against or affecting any Company Benefit Plan, by any employee or beneficiary covered under such Company Benefit Plan, as applicable, or otherwise involving such Company Benefit Plan.

(f)
Except as set forth on Section 4.11(f) of the Company Disclosure Schedule, neither the execution or delivery of nor performance of the Company's obligations under this Agreement nor the consummation of the Merger will, either alone or in conjunction with any other event (where such other event would not alone have an effect described in this sentence), (i) entitle any current or former director or employee of, or individual service provider to, the Ex-ESG Company to any payment or benefit (or result in the funding of any such payment or benefit) under any Company Benefit Plan, except as expressly provided in this Agreement, (ii) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director, employee or individual service provider under any Company Benefit Plan, (iii) accelerate the time of payment, funding or vesting of amounts due any such director, employee or individual service provider under any Company Benefit Plan, except as provided for in this Agreement, or (iv) limit or restrict the right of Parent, the Surviving Corporation, the Company or any of its Subsidiaries to merge, amend or terminate any Company Benefit Plan.

(g)
No compensatory amount that could be received (whether in cash or property or the vesting of property), as a result of the consummation of the Merger, by any employee, director or other individual service provider of the Ex-ESG Company under any Company Benefit Plan or otherwise would not be deductible by reason of Section 280G of the Code or would be subject to an excise tax under Section 4999 of the Code.

(h)
Except as set forth in Section 4.11(h) of the Company Disclosure Schedule, the Ex-ESG Company has no material obligations for post-termination health, welfare or life insurance benefits under any Company Benefit Plan (other than for continuation coverage required to be provided pursuant to Section 4980B of the Code) or coverage in which the full cost of such benefit is borne entirely by the former employee (or such former employee's eligible dependents or beneficiaries).

(i)
Each Foreign Plan (i) has been established, operated, maintained and administered in all material respects in compliance with its terms and operated in compliance with all Applicable Laws; (ii) if required to be registered or approved by a non-U.S. Governmental Authority, has been registered or approved and has been maintained in good standing with applicable Governmental Authorities, and, to the Knowledge of the Company, no event has occurred since the date of the most recent approval or application therefor relating to any such Foreign Plan that would reasonably be expected to adversely affect any such approval or good standing; (iii) that is intended to qualify for special Tax treatment meets all material requirements for such treatment; and (iv) is not subject to any material pending or, to the Knowledge of the Company, threatened claims by or on behalf of any participant in any Foreign Plan, or otherwise involving any such Foreign Plan or the assets of any Foreign Plan, other than routine claims for benefits

(j)
Except as set forth on Section 4.11(j) of the Company Disclosure Schedule, the Ex-ESG Company is not a party to or otherwise bound by any collective bargaining Contract or other labor-related Contract with a labor or trade union, or labor organization or works council (each a Labor Agreement), nor is any such Labor Agreement presently being negotiated, nor, to the Knowledge of the Company, are there any employees of the Ex-ESG Company represented by a labor or trade union, labor organization or works council. The Company has made available to Parent a true and complete copy of each Labor Agreement and all material amendments thereto. There are no organizing activities, representation campaigns, certification proceedings or petitions seeking a representation proceeding pending or, to the Knowledge of the Company, threatened by or with respect to any of the employees of the Ex-ESG Company. Since January 1, 2016, there has not been any, and there are no pending or, to the Knowledge of the Company, threatened strikes, walkouts, lockouts, slowdowns or other labor stoppages against or affecting the Ex-ESG Company. To the Knowledge of the Company, there is no material unfair labor practice claim against the Ex-ESG Company pending, or threatened, before the National Labor Relations Board or any similar Governmental Authority.

(k)
No individual classified as a non-employee, including any independent contractor, leased employee or consultant, for purposes of receiving employee benefits, regardless of treatment for other purposes, is eligible to participate in, or receive benefits under, any Company Benefit Plan.

(l)
The Ex-ESG Company is in compliance in all material respects with all Applicable Laws relating to employment, labor and the workplace, including Applicable Laws relating to wages, hours, collective bargaining, occupational safety and health, work authorization, equal employment opportunity, discrimination in employment, terms and conditions of employment, worker classification, immigration, unemployment compensation, workers' compensation, employee privacy and right-to-know. The Ex-ESG Company (i) has no material liability for any payment to any trust or other fund or to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits for employees and (ii) has no liability under, or has failed to comply with, the WARN Act.

(m)
Except as set forth in Section 4.11(m) of the Company Disclosure Schedule, as of the date of this Agreement and for the past three (3) years, there are and have been no material Proceedings pending or, to the Knowledge of the Company, threatened against the Ex-ESG Company by any current or former employees of the Ex-ESG Company.

(n)
Neither the Company nor any of its Subsidiaries has any material Liability under any such arrangement that fails to meet the requirements of Sections 409A(2), (3), or (4) of the Code (or that has at any time since January 1, 2009, not been operated in accordance with such requirements), or to which Section 409A(b)(1) of the Code applies (including any "gross up" or similar payment to any Person with respect to Taxes imposed under Sections 409A or 4999 of the Code).

(o)
The Company has made available to Parent a document (anonymized to the extent required by Applicable Law) which, as of the date of this Agreement, lists all Employees actively employed by the Ex-ESG Company, employee identification numbers (where applicable), current annual compensation (including, where applicable, target bonus compensation eligibility), work location and job title. The document also lists, as of the date of this Agreement, (i) all inactive Employees of the Ex-ESG Company and (ii) the names of any material independent contractors, as well as any leased employees and the name of the agency providing such leased employees, (iii) each individual who is not an Employee as of the date of this Agreement (i.e., is a pending hire) and has either accepted or has received an outstanding offer of employment from the Ex-ESG Company, or to whom the Ex-ESG Company intends to offer employment prior to Closing and such individual's prospective or proposed date of hire, work location, title and rate of compensation. The document also identifies, as of the date of this Agreement, all Employees on short-term or long-term disability leave, maternity leave, parental leave, family medical leave, military leave, extended absence, protected leave or any other leave and provides an estimate of when such Employee is expected to return from leave.

4.12
Taxes

(a)
The Company and/or each of its Subsidiaries have (i) timely filed or caused to be timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are true, correct and complete in all material respects and (ii) paid all material Taxes due and owing (whether or not shown on such Tax Returns), except, in the case of clause (ii) hereof, with respect to Taxes contested in good faith by appropriate Proceedings and for which adequate reserves or accruals have been established in accordance with GAAP.

(b)
As of the date of this Agreement, neither the Company nor any of its Subsidiaries have received any written notice of any pending, threatened, or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority (including in jurisdictions where the Company and its Subsidiaries have not filed Tax Returns) in respect of material Taxes of or with respect to the Company or any of its Subsidiaries. None of the Company or any of its Subsidiaries has waived any statute of limitations with respect to material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency other than in the ordinary course of business. As of the date of this Agreement, no written claim has been made by any Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not currently file a Tax Return that it is or may be subject to taxation by that jurisdiction in respect of Taxes that would be covered by or the subject of such Tax Return, nor has any such assertion been threatened or proposed in writing and received by the Company or any of its Subsidiaries.

(c)
All Taxes that the Company or any of its Subsidiaries are or were required by Applicable Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other third parties and, have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.

(d)
None of the Company or any of its Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company, any of its Subsidiaries or B/E Aerospace), and none of the Company or any of its Subsidiaries has any liability for Taxes of any other Person (other than Taxes of the Company, any Subsidiary or B/E Aerospace (for the period during which the Company and applicable Subsidiaries were members of the B/E Aerospace consolidated group)) under Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local law), as a transferee or successor, by Contract or otherwise.

(e)
None of the Company or any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement or any other similar Contract or arrangement (other than (i) such an agreement or arrangement exclusively between or among the Company and its Subsidiaries and (ii) customary commercial Contracts entered into in the ordinary course of business, the principle subject matter of which is not Taxes, and (iii) B/E Tax Agreement) that will not be terminated on or before the Closing Date without any future liability to the Company or its Subsidiaries.

(f)
There are no Encumbrances for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Encumbrances.

(g)
None of the Company or any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a "listed transaction" that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.

(h)
Within the last two (2) years, none of the Company or any of its Subsidiaries has been a party to any transaction intended to qualify under Section 355 of the Code.

(i)
The Company is not a "United States Real Property Holding Corporation" within the meaning of Section 897(c)(2) of the Code.

(j)
The accrual or reserves for Taxes with respect to the Company and each of its Subsidiaries for any Tax period ending on or before the Closing Date (excluding any provision for deferred income Taxes) reflected on the Company's financial statements (or the notes thereto) included in the Company SEC Reports are adequate, in accordance with GAAP, to cover all material Taxes that are not yet due and payable.

(k)
None of the Company or any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; (iv) election under Section 108(i) of the Code; (v) intercompany transaction or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) or (vi) the application of Section 965 of the Code. No power of attorney that will be in force at Closing has been granted with respect to any matter relating to material Taxes that could affect the Company or any of its Subsidiaries.

(l)
Neither the Company nor any of its Subsidiaries has breached any of its representations or obligations under the B/E Tax Agreement or any officers' certificate referred to therein and no such breach will result from the transactions contemplated by this Agreement. All amounts required to be paid by the Company or any of its Subsidiaries under the B/E Tax Agreement have been fully and timely paid.

(m)
None of the Company or any of its Subsidiaries has requested or received any closing agreement, technical advice memoranda, private letter ruling or similar agreements or rulings from, or entered into any Contract or arrangement with, any Taxing Authority that (i) requires Company or any of its Subsidiaries to take any action or to refrain from taking any action after the Closing Date or (ii) would affect any amount of Tax payable by a Company or any of its Subsidiaries after the Closing Date. None of the Company or any of its Subsidiaries is a party to any Contract or arrangement with any Taxing Authority that would be terminated or adversely affected as a result of the Transactions.

(n)
The Company and each Subsidiary are in compliance in all material respects with all applicable transfer pricing laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating its transfer pricing practices and methodology. The prices for any property or services (or for the use of any property) provided by or to the Company or any of its Subsidiaries are arm's length prices for purposes of the relevant transfer pricing Applicable Law, including Treasury Regulations promulgated under Section 482 of the Code.

4.13
Material Contracts

(a)
Except as set forth on Section 4.13(a) of the Company Disclosure Schedule, the Ex-ESG Company is not a party to nor bound by, and none of its assets or properties are bound by, any:

(i)
Contract where total costs exceed total revenues by more than $5,000,000;

(ii)
Contract, excluding any sale or purchase orders entered into in the ordinary course of business consistent with past practice, with any of the top ten (10) customers of the Ex-ESG Company, as determined by total revenue paid to the Ex-ESG Company by such customer during the one-year period ended January 31, 2018;

(iii)
Contract for the sale of any asset (other than sales in the ordinary course of business), pursuant to which the Ex-ESG Company derived revenue in an amount exceeding $15,000,000 in the twelve (12) months ended January 31, 2018, or any Contract including the grant of any preferential rights to purchase any asset, pursuant to which the Ex-ESG Company derived revenue in an amount exceeding $15,000,000 in the twelve (12) months ended January 31, 2018;

(iv)
Contract, pursuant to which the Ex-ESG Company paid an amount exceeding $15,000,000 in the twelve (12) months ended January 31, 2018, pursuant to which the Ex-ESG Company agrees to purchase all of its requirements for any goods or services exclusively from any Person or to sell to any Person all of such Person's requirements for any goods or services;

(v)
Contract, excluding any sale or purchase orders entered into in the ordinary course of business consistent with past practice, pursuant to which the Ex-ESG Company agrees to purchase all of its requirements for any goods or services exclusively from any Person or to sell to any Person all of such Person's requirements for any goods or services;

(vi)
Contract that (A) would impose a non-competition or material exclusivity obligation on the Surviving Corporation, Parent or any of their respective Subsidiaries or Affiliates after the Effective Time or limits in any material respect the ability of the Ex-ESG Company or would limit in any material respect the ability of Parent or any of its Affiliates after the Effective Time, to operate its business in any geographic area, or (B) would, after the Effective Time, restrict the Ex-ESG Company, Parent or any of their respective Affiliates or Subsidiaries from soliciting, hiring, engaging, retaining or employing any Person's current or former employees in any material respect (other than customary non-solicitation obligations undertaken in the ordinary course of business consistent with past practice) or (C) other than the Indenture, restricts the ability of the Ex-ESG Company or its Affiliates to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or businesses;

(vii)
Contract concerning any partnership, joint venture, joint development, strategic alliance or similar arrangement or any other equity investment;

(viii)
Contract relating to any Proceeding or any Order relating to or directly affecting the Ex-ESG Company constituting any settlement agreement pursuant to which the Ex-ESG Company has outstanding payment obligations in excess of $1,000,000 individually or $5,000,000 in the aggregate or which otherwise includes any covenants that impact the operation of the business of the Ex-ESG Company;

  (ix)
  Contract concerning (A) any material license of Intellectual Property of the Ex-ESG Company to any Person (other than the Ex-ESG Company), or (B) any material license of the Intellectual Property of any Person (other than the Ex-ESG Company) to the Ex-ESG Company;

  (x)
  Contract, excluding any sale or purchase orders entered into in the ordinary course of business consistent with past practice, with any Top Supplier;

  (xi)
  Contract for the employment or engagement of any officer, employee or other individual on a full time, part-time or consulting basis and provides for annual base salary in excess of $250,000;

  (xii)
  Contract which obligates the Ex-ESG Company to make any future capital commitment or capital expenditure in excess of $5,000,000 individually or $10,000,000 in the aggregate;

  (xiii)
  each acquisition or divestiture Contract that contains "earn-out: or other contingent payment obligations;

  (xiv)
  except for Contracts related to employment, each Contract between the Ex-ESG Company, on the one hand, and any officer, director, stockholder or Affiliate of the Ex-ESG Company, on the other hand or Contracts between the Ex-ESG Company and KLX Energy or ESG Spin Co.

  (xv)
  other than the B/E Tax Agreement, any Contract with B/E Aerospace or any of its Subsidiaries, Affiliates or direct or indirect equityholders that could reasonably be expected to result in any material Tax liability for the Ex-ESG Company;

  (xvi)
  each Contract that contains any indemnification, guarantee or similar obligation of the Ex-ESG Company that would reasonably be expected to result in liability to the Surviving Corporation or any of its Subsidiaries in excess of $25,000,000; or

  (xvii)
  any Contract that is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act).

  The Contracts disclosed or required to be disclosed at Section 4.13(a) of the Company Disclosure Schedule are referred to as the Company Material Contracts.

(b)
None of the Company or any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice from any Person that such Person intends to terminate, or not renew, any Company Material Contract. All of the Company Material Contracts are (A) valid and binding on the Ex-ESG Company and, to the Knowledge of the Company, each other party thereto and (B) in full force and effect, except as may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors' rights generally and by general principles of equity. Neither the Company nor any of its Subsidiaries have, and to the Knowledge of the Company, none of the other parties thereto have, violated any provision of, or committed or failed to perform any act, and no event or condition exists, which with or without notice, lapse of time or both would constitute a default under the provisions of any Company Material Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to result in a Company Material Adverse Effect. To the Knowledge of the Company, no Person is challenging the validity or enforceability of any Company Material Contract, except in each case for those challenges which, individually or in the aggregate, would not reasonably be expected to result in a Company Material Adverse Effect and neither the Company nor any of its Subsidiaries has received written notice of any of the foregoing.

4.14
Trademarks, Patents and Copyrights

(a)
Section 4.14(a) of the Company Disclosure Schedule identifies all: (i) issued patents and pending patent applications; (ii) registered trademarks and pending applications therefor; (iii) copyright registrations and pending applications therefor; and (iv) Internet domain name registrations, in each case that are Owned Intellectual Property and material to the business of the Ex-ESG Company. With respect to each such Intellectual Property right identified on Section 4.14(a) of the Company Disclosure Schedule, no Proceeding is pending or, to the Knowledge of the Company, threatened, which challenges the legality, validity, enforceability, use or ownership of any such Intellectual Property right that, if determined adversely, would have a Company Material Adverse Effect.

(b)
The Ex-ESG Company owns, free and clear of any Encumbrances other than Permitted Encumbrances, or has the right to use all Intellectual Property used in the operation of their businesses as presently conducted, except where the failure to own or have the right to use such Intellectual Property would not have a Company Material Adverse Effect.

(c)
To the Knowledge of the Company, the Ex-ESG Company is not materially infringing, misappropriating or otherwise violating any third party's material Intellectual Property. Neither the Company nor its Subsidiaries have received in the last two (2) years any written notice or written communication alleging that the operation of Company or any of its Subsidiaries infringes, misappropriates or otherwise violates any third party's Intellectual Property. To the Knowledge of the Company, no third party has infringed upon, misappropriated or otherwise violated any Owned Intellectual Property rights, except for any such infringement, misappropriation or other violation that would not have a Company Material Adverse Effect.

(d)
The Ex-ESG Company has not used any open source software (or any other software that is subject to any "open source", "free", or similar license) in a manner or relation that has or would obligate the Ex-ESG Company to make available to any third party any source code owned by the Ex-ESG Company and maintained by the Ex-ESG Company as a material trade secret, except for any such use that would not have a Company Material Adverse Effect.

(e)
The Company Systems are (i) sufficient for the current needs of the Ex-ESG Company, and (ii) in sufficiently good working condition to effectively perform all information technology operations necessary for the conduct of the business of the Ex-ESG Company as presently conducted. The Ex-ESG Company has implemented all physical, technical and other measures meeting, and in material compliance with, industry standards applicable to the industries in which they respectively operate to protect the confidentiality, integrity and security of the Company Systems, the transactions executed thereby, and all Company Data, including from any theft, corruption, loss or unauthorized use, access, interruption or modification thereof by any third party.

(f)
To the Knowledge of the Company, all of the Company Systems are free from any material malicious or disabling code or instructions, timer, copy protection device, clock, counter or other limiting design or routing or any "back-door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus," "material bug," corruptant, malware, "spyware" or other similar programs, software routines or hardware components, including those that could permit unauthorized access or the unauthorized disablement or erasure of any of the Company Systems, Company Data, or software or data of any third party, or otherwise render the Company Systems incapable of being used in the full manner for which they were designed. The Ex-ESG Company is in the process of implementing commercially reasonable disaster recovery procedures and facilities for the business.

4.15
Real Property; Personal Property; Sufficiency of Assets

(a)
Section 4.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all real property owned by the Ex-ESG Company (collectively, the Company Owned Real Property). Except as would not have a Company Material Adverse Effect, the Ex-ESG Company has good and marketable fee simple title to the Company Owned Real Property free and clear of any Encumbrances other than the Permitted Encumbrances. As of the date hereof, neither the Company nor any of its Subsidiaries has received written notice of any pending, and to the Knowledge of the Company there is no threatened, condemnation, eminent domain, or similar Proceeding with respect to any of the Company Owned Real Property.

(b)
Section 4.15(b) of the Company Disclosure Schedule sets forth a complete and accurate list of each lease pursuant to which Ex-ESG Company leases, subleases or licenses an interest in real property from any other Person (whether as a tenant, subtenant or pursuant to other occupancy arrangements) (collectively, the Company Leased Real Property). Except as would not have a Company Material Adverse Effect, the Ex-ESG Company has a valid and subsisting leasehold estate in each parcel of Company Leased Real Property for the full term of the respective lease, free and clear of any Encumbrances other than Permitted Encumbrances. Except as would not have a Company Material Adverse Effect, (x) all the leases for each parcel of Company Leased Real Property are valid and in full force and effect except to the extent they have previously expired or terminated in accordance with their terms, and (y) neither the Ex-ESG Company nor, to the Knowledge of the Company, any third party, is in default or breach in any material respect under any lease for Company Leased Real Property.

(c)
Except as would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Ex-ESG Company is in possession of and has good and marketable title to, or valid leasehold interests in or valid rights under contract to use, the machinery, equipment, furniture, fixtures, and other tangible personal property and assets owned, leased or used by the Ex-ESG Company, free and clear of all Encumbrances other than Permitted Encumbrances; and (ii) all such tangible property and assets are free from defects (patent and latent), are in good operating condition and repair (subject to normal wear and tear), and are suitable for the purposes for which such property and assets are presently used.

(d)
The Ex-ESG Company has and, after the Distribution the Surviving Corporation and its Subsidiaries will have, good and marketable title to, or a valid and enforceable interest in, free and clear of all Encumbrances (other than Permitted Encumbrances), all buildings, machinery, furniture, fixtures, equipment and other tangible and intangible assets and rights necessary to permit Parent (without regard to the characteristics of Parent or its Affiliates) to operate, as of the Closing and immediately after the Closing, the ASG Business in all material respects in the same manner as the ASG Business is currently being conducted. From and after the Closing, except as expressly set forth in the ESG Documents, all liabilities and obligations of the Ex-ESG Company will relate exclusively to the ASG Business and the Company has not caused the Ex-ESG Company to incur, assume, guarantee or otherwise become subject to any liability or obligation that related exclusively to or was incurred in connection with the ESG Business that will survive the Closing.

4.16
Environmental Matters

To the Knowledge of the Company, as of the date of this Agreement,

(a)
the Ex-ESG Company is in compliance with all applicable Environmental Laws;

(b)
there are no pending claims or Proceedings against the Ex-ESG Company alleging any breach of Environmental Laws or asserting any claim for damages regarding Environmental Matters in relation to the Ex-ESG Company's business;

(c)
the Ex-ESG Company has not treated, stored, disposed of, arranged for disposal of, transported, handled or released any hazardous substance, or owned occupied or operated any facility or property, in a manner that would reasonably be expected to result in the Ex-ESG Company having any liability related to hazardous substances under any Environmental Law; and

(d)
the Ex-ESG Company holds and is in compliance with all Company Permits required under applicable Environmental Laws to permit the Ex-ESG Company to operate the Ex-ESG Company's business as currently conducted, except in each of the foregoing clauses (a), (b), (c) and (d) as would not reasonably be expected to have a Company Material Adverse Effect. This Section 4.16 provides the sole and exclusive representations and warranties of the Company in respect of Environmental Matters, including any and all matters arising under Environmental Laws.

4.17
Government Contracts

(a)
Each current and active Company Government Contract pursuant to which the Company derived revenue exceeding $5,000,000 in the twelve (12) months ended January 31, 2018 to which the Company or a Company Subsidiary is a party, and with a period of performance that has not expired or terminated, is listed on Section 4.17(a)(i) of the Company Disclosure Schedule (the Company Material Government Contracts); provided that with respect to indefinite delivery, indefinite quantity Contracts, only those generating in excess of $5,000,000 in sales for the twelve (12) months ended January 31, 2018 to such United States Federal Governmental Authority (either directly or to a prime contractor for direct sale to such United States Federal Governmental Authority) shall be deemed a Company Material Government Contract. Section 4.17(a)(ii) of the Company Disclosure Schedule lists and identifies each outstanding Company Government Bid pursuant to which the Company reasonably expects to derive annual revenue in excess of $5,000,000 (each a Company Material Bid).

(b)
Except as would not result in a Company Material Adverse Effect, each Company Government Contract is in full force and effect and not subject to any Proceedings, other than audits in the ordinary course of business by the Defense Contract Audit Agency and the Defense Contract Management Agency or their non-US equivalent, none of which have a Company Material Adverse Effect.

(c)
The execution and delivery hereof, the performance of the Company's and its obligations hereunder and the consummation by the Company of the Transactions will not result in, any material violation, breach or default in any material respect of any term or provision of any Company Material Government Contract or non-compliance in any material respect with any Applicable Laws applicable thereto.

(d)
The Company and its Subsidiaries are, and since January 31, 2015 have been, in compliance with all Government Contract Laws pertaining to the Company Material Government Contracts and Company Material Bids, except as would not have a Company Material Adverse Effect.

(e)
The Company and its Subsidiaries are, and since January 31, 2015 have been, in compliance with all terms and conditions, including all clauses, provisions, specifications, and quality assurance, testing and inspection requirements, of the Company Material Government Contracts, except as would not have a Company Material Adverse Effect.

(f)
To the Knowledge of the Company, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is under or identified in any administrative, civil or criminal investigation or indictment, nor is it a party to any administrative or civil litigation, involving alleged false statements, false claims or other misconduct or any other Proceeding, relating to any of the Company Government Contracts or Company Government Bids that has been communicated in writing to the Company or any of its Subsidiaries.

(g)
As of the date of this Agreement, neither the Company, nor, to the Knowledge of the Company, any director, officer, employee, consultant, or Affiliate of the Company, has been or is suspended, debarred or, to the Knowledge of the Company, proposed for suspension or debarment from government contracting. Since January 31, 2016, no Company Government Contract to which the Company or any of its Subsidiaries is or was a party has been terminated for default and, to the Knowledge of the Company, no such termination for default has been threatened.

(h)
The Company and its Subsidiaries have complied in all material respects with all requirements of the Company Government Contracts and any Applicable Law relating to the safeguarding of, and access to, information classified pursuant to Executive Order 13526 or similar Order.

(i)
The Company, its Subsidiaries and their respective Affiliates and each of their respective employees hold such Security Clearances as are required, in all material respects, to perform the Company Government Contracts currently being performed by it.

(j)
This Section 4.17 provides the sole and exclusive representations and warranties of the Company in respect of matters relating to any Company Government Contract.

4.18
Insurance

        The Company and each of its Subsidiaries currently maintains policies of insurance with reputable insurance carriers of the types and in the amounts that is adequate and necessary to protect the business, properties and assets of the Ex-ESG Company (taking into account the costs and availability of such insurance) against all risks of a character as are usually insured against by similarly situated companies in similar businesses and as required to comply with Applicable Law. All insurance policies maintained by the Ex-ESG Company are in full force and effect and all premiums due and payable thereon have been paid and neither the Company nor any of its Subsidiaries is in breach of or default under any of such insurance policies, except as would not be material to the Ex-ESG Company. Since January 1, 2018, the neither the Company nor any of its Subsidiaries has received any notice of termination or cancelation or denial of coverage with respect to any insurance policy. There is no material claim by the Ex-ESG Company pending under any such policies that has been denied or disputed by the insurer except for denials or disputes which would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

4.19
Takeover Statutes

        The Company Board has taken such actions and votes as are necessary to, and no action by the by the stockholders of the Company is required to, render the provisions of Section 203 of the DGCL inapplicable to this Agreement, the Merger or any other Transaction.

4.20
Brokers

        No investment banker, broker or finder other than Goldman, Sachs & Co., the fees and expenses of each of which will be paid by the Company and a copy of whose engagement Contract (and all indemnification and other Contracts related to such engagement) has been made available to Parent, is entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the Transactions.

4.21
Opinion of Financial Advisor

        The Company has received the written opinion of Goldman, Sachs & Co., dated as of the date of this Agreement, to the effect that, as of the date of this Agreement, and based upon and subject to the various qualifications, limitations, assumptions and other matters set forth in such opinion, the Merger Consideration to be paid to the holders of shares of Company Common Stock (other than Parent and its Affiliates) pursuant to this Agreement is fair from a financial point of view to such holders. A true, correct and complete copy of such opinion will be delivered to Parent for informational purposes after delivery thereof to the Company.

4.22
Relations with Governments

(a)
The Company and each of its Subsidiaries is in compliance with, to the extent applicable, (i) the Foreign Corrupt Practices Act (15 U.S.C. §§ 78dd-1, et seq.), (ii) the Organization for Economic Cooperation and Development Convention Against Bribery of Foreign Public Officials in International Business Transactions and legislation implementing such convention and (iii) all international anti-bribery conventions and other anti-corruption and anti-bribery Applicable Laws (collectively, the Anti-Bribery Laws).

(b)
The Ex-ESG Company has not received any written or, to the Knowledge of the Company, oral communication from a Governmental Authority within the last five (5) years that alleges that the Ex-ESG Company or, to the Knowledge of the Company any of their respective Representatives, distributors, resellers or sales consultants has any material Liability under any Anti-Bribery Laws.

(c)
Within the last three (3) years, neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective employees, representatives, agents, consultants, independent contractors, subcontractors, leased employees, volunteers, or temporary workers (during the period of such employment or engagement within the last three (3) years), has, in violation of applicable Anti-Bribery Laws, (i) in order to obtain or retain business for the Company or any of its Subsidiaries, directly or indirectly, offered, paid or promised to pay, or authorized the payment of, any money or other thing of value (including any fee, gift, sample, travel expense or entertainment with a value in excess of one hundred dollars ($100.00) in the aggregate to any one individual in any year) or any commission payment payable, to: (A) any person who is an official, officer, agent, employee or representative of any Governmental Authority or of any existing or prospective customer (whether government owned or non government owned); (B) any political party or official thereof; (C) any candidate for political or political party office; or (D) any other individual or entity; while, in each such case, knowing or having reason to believe that all or any portion of such money or thing of value would be offered, given, or promised, directly or indirectly, for purposes not allowable under the Anti Bribery Laws, to any such official, officer, agent, employee, representative, political party, political party official, candidate, individual, or any entity affiliated with such customer, political party or official or political office, (iii) has been the recipient of a subpoena, warning letter, finding of violation letter, charging letter, draft charging letter, or other document from a Governmental Authority alleging a violation, or possible violation, of any Anti Bribery Laws; (iv) been the subject of an indictment for a violation or violations of any Anti Bribery Laws, convicted of violating any Anti-Bribery Laws, or barred or suspended, even temporarily, from doing business with any agency of the U.S. government as a result of a violation of any Anti-Bribery Laws; (v) entered into a settlement, plea agreement, or deferred prosecution agreement with any Governmental Authority for alleged violations of any Anti-Bribery Laws; or (vi) been officially reprimanded or terminated in whole or in part due to their violation of Company policies and procedures related to Anti Bribery Laws.

4.23
Customers and Suppliers

        Section 4.23 of the Company Disclosure Schedule lists the 20 largest customers of the Ex-ESG Company (determined on the basis of gross revenues recognized by the Company and its Subsidiaries for the fiscal year 2017) (each, a Top Customer) and the 20 largest suppliers of the Ex-ESG Company (determined on the basis of gross spend by the Company and its Subsidiaries for the fiscal year 2017) (each, a Top Supplier). Since January 31, 2018, there has not been (i) any material adverse change in the business relationship of the Company and any Top Customer or Top Supplier, or (ii) any material adverse change in any material term of the agreements or related arrangements with any Top Customer or Top Supplier. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any notice, whether written or otherwise communicated to a director or executive officer, from any Top Customer or Top Supplier that such Top Customer or Top Supplier intends to terminate or not renew, its relationship with the Company or any of its Subsidiaries.

4.24
Affiliate Transactions

        Except as set forth on Section 4.24 of the Company Disclosure Schedule, no director or Employee of the Ex-ESG Company, to the Knowledge of the Company, (a) owns or holds any enforceable interest in, directly or indirectly, in whole or in part, any asset that is associated with the Ex-ESG Company or that is used or held for use in connection with business of the Ex-ESG Company or necessary for the conduct of the business of the Ex-ESG Company; (b) has filed any application with respect to any Intellectual Property that arises out of or relates to the business of the Ex-ESG Company and its Subsidiaries; (c) has any right to use any of the Owned Intellectual Property or any of the Intellectual Property used in the operation of the business of the Ex-ESG Company; (d) is a party to any transaction or Contract to which the Ex-ESG Company is a party or any of its assets are bound providing for any loans or advances by or to, or the lease of assets from or to, any such Person; or (e) is an officer or employee of, or owns, directly or indirectly, any material, non-passive interest in, any competitor, franchisee, vendor, supplier or customer of the Ex-ESG Company.

4.25
No Other Representations or Warranties

        Except for the representations and warranties contained in this Article IV, any certificate provided hereunder or any Contract entered into in connection with the transactions contemplated hereby, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or any other information provided to Parent or Merger Sub in connection with the transactions contemplated by this Agreement, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions, and without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information. The Company acknowledges and agrees that, except as explicitly set forth in Article V, any certificate provided hereunder or any Contract entered into in connection with the transactions contemplated hereby, neither the Parent nor Merger Sub (or any of their respective officers, directors, employees or agents) make or have made any other representation or warranty, express or implied, at law or in equity with respect to the Parent or Merger Sub.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Except as set forth in the Parent Disclosure Schedule (it being understood and agreed that any information set forth in one section or subsection of the Parent Disclosure Schedule also shall be deemed to apply to each other section and subsection of this Agreement to which its applicability is reasonably apparent on its face), Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company as follows:

5.01
Organization; Qualification

        Each of Parent and Merger Sub is a corporation duly organized and validly existing under the laws of Delaware and has the requisite corporate power and authority to conduct its business as it is now being conducted and to own, lease and operate its properties and assets in the manner in which its properties and assets are currently operated. Each of Parent and Merger Sub is duly qualified or licensed to do business and, to the extent applicable, is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent's and Merger Sub's ability to consummate the transactions contemplated hereby, taken as a whole. The Parent Organizational Documents have been made available to the Company and are in full force and effect, and neither Parent nor Merger Sub, as applicable, is in violation of any of the provisions thereof, except where such failure or violation has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent's and Merger Sub's ability to consummate the transactions contemplated hereby.

5.02
Authority Relative to Agreement

(a)
Each of Parent and Merger Sub has all necessary corporate power and authority to execute, deliver and perform its respective obligations under this Agreement to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary corporate action by Parent and Merger Sub, and no other corporate action or proceeding on the part of Parent or Merger Sub is necessary to authorize the execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery of this Agreement by the Parties, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to Applicable Law (a) relating to bankruptcy, insolvency and the relief of debtors and (b) governing specific performance, injunctive relief and other equitable remedies

(b)
The Parent Board and the board of directors of Merger Sub have, by resolutions unanimously adopted thereby in accordance with the Parent's Certificate of Incorporation and Bylaws, (i) approved the execution, delivery and performance by the Parent and Merger Sub, as applicable of this Agreement and the transactions contemplated by this Agreement and (ii) determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of Parent and Merger Sub and their respective stockholders, as applicable. Parent, acting in its capacity as the sole stockholder of Merger Sub, has approved and adopted this Agreement.

5.03
No Conflict; Required Filings and Consents

(a)
Neither the execution and delivery of this Agreement by Parent and Merger Sub nor the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement will: (i) contravene, conflict with or violate any provision of the Parent Organizational Documents, (ii) assuming that the Consents, registrations, declarations, filings and notices specifically identified in this Section 5.03 have been obtained or made, conflict with or violate any Applicable Law applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third party pursuant to any of the terms or provisions of any Contract to which Parent or Merger Sub is a party or to or by which any property or asset of Parent or Merger Sub is bound or affected, or result in the creation of an Encumbrance upon any of the property or assets of Parent or Merger Sub, other than, in the case of clause (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Encumbrance that would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on Parent's or Merger Sub's ability to consummate the transactions contemplated by this Agreement.

(b)
No Consent of, registration, declaration or filing with or notice to any Governmental Authority is required to be obtained or made by or with respect to Parent or Merger Sub in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, other than (i) applicable requirements of and filings with the SEC under the Exchange Act or the Securities Act, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State, (iii) the Required Notifications, (iv) compliance with applicable rules and regulations of NASDAQ, and (v) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to, individually or in the aggregate have a material adverse effect on Parent's or Merger Sub's ability to consummate the transactions contemplated by this Agreement.

(c)
There is no pending Proceeding or outstanding Order to which Parent, Merger Sub or any of their Affiliates is a party or by which Parent, Merger Sub or any of their Affiliates are bound that challenges the validity or propriety, or seeks to prevent, materially impair or materially delay, or would reasonably be expected to have the effect of preventing, impairing or materially delaying the consummation of the Merger.

5.04
Information Supplied

        None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, on the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to stockholders of the Company or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except, in each case, that no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein.

5.05
Brokers

        No investment banker, broker or finder other than Citigroup Global Markets Inc., the fees and expenses of which will be paid or caused to be paid by Parent, is entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement.

5.06
Sufficient Funds

        Parent has, and as of the Closing, will have sufficient funds to consummate the Merger, to pay the aggregate Merger Consideration and all fees and expenses related to the transactions contemplated by this Agreement and to pay all costs, fees and expenses related to the refinancing of any indebtedness of the Ex-ESG Company. The obligations of Parent and Merger Sub hereunder are not subject to any condition regarding Parent's, Merger Sub's or any other Person's ability to obtain financing for the Merger, the aggregate Merger Consideration or the other transactions contemplated by this Agreement.

5.07
Share Ownership

        None of Parent, Merger Sub or any of their Affiliates has been, at any time during the three (3) years preceding the date of this Agreement, an "interested stockholder" of the Company, as defined in Section 203 of the DGCL. As of the date of this Agreement, none of Parent, Merger Sub or their respective Affiliates owns (directly or indirectly, beneficially or of record) any Company Common Stock and none of Parent, Merger Sub or any of their respective Affiliates holds any rights to acquire any Company Common Stock except pursuant to this Agreement.

5.08
No Other Representations or Warranties

        Except for the representations and warranties contained in this Article V, any certificate provided hereunder or any Contract entered into in connection with the transactions contemplated hereby, neither the Parent nor any Merger Sub nor any other Person on behalf of the Parent or any Merger Sub makes any express or implied representation or warranty with respect to the Parent or any of its Subsidiaries or any other information provided to the Company in connection with the transactions contemplated by this Agreement, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions, and without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information. The Parent acknowledges and agrees that, except as explicitly set forth in Article IV, any certificate provided hereunder or any Contract entered into in connection with the transactions contemplated hereby, neither the Company nor its Subsidiaries (or any of their respective officers, directors, employees or agents) make or have made any other representation or warranty, express or implied, at law or in equity with respect to the Company or its Subsidiaries.

ARTICLE VI
COVENANTS AND AGREEMENTS

6.01
Conduct of Business by the Company Pending the Merger

(a)
Between the date of this Agreement and the earlier of the Effective Time and the date on which this Agreement is terminated pursuant to Section 8.01, except (A) as may be required by Applicable Law, (B) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (C) as expressly required or expressly permitted pursuant to this Agreement or the ESG Documents, or (D) as set forth on Section 6.01(a) of the Company Disclosure Schedule, (x) subject to the restrictions set forth in clause (y) below, the Company shall, and shall cause its Subsidiaries to, conduct the business of the Company and its Subsidiaries in the ordinary course of business and in a manner consistent with past practice and, to the extent consistent therewith, use its reasonable best efforts to preserve its assets and business organization and maintain satisfactory relationships with material customers, suppliers, distributors, regulators, landlords and other business partners and (y) the Company shall not, and shall cause its Subsidiaries (other than, subject to Section 6.01(b) or as set forth below, KLX Energy and ESG Spin Co. and their Subsidiaries, as applicable) not to, directly or indirectly:

(i)
amend or otherwise change the Certificate of Incorporation or the Bylaws of the Company (or such equivalent organizational or governing documents of any of its Subsidiaries (other than KLX Energy and ESG Spin Co. and their Subsidiaries);

(ii)
adjust, split, combine, subdivide, reclassify, redeem, repurchase or otherwise acquire or amend the terms of the Company's or any of its Subsidiaries' (other than KLX Energy and ESG Spin Co. and their Subsidiaries) capital stock or other equity interests or any options, equity or equity-based compensation, warrants, convertible securities or other rights of any kind to acquire any shares of the Company's or any of its Subsidiaries' capital stock or other equity interests;

  (iii)
  issue, sell, pledge, dispose, encumber or subject to any Encumbrance, grant, announce, transfer, deliver, dispose or authorize the same with respect to, any shares of its or the Company's or its Subsidiaries' (other than KLX Energy and ESG Spin Co. and their Subsidiaries) capital stock or other equity interests or other securities (including "phantom" equity), or any options, equity or equity-based compensation, warrants, convertible securities or other rights of any kind to acquire any shares of the Company's or any of its Subsidiaries' (other than KLX Energy and ESG Spin Co. and their Subsidiaries) capital stock or other equity interests or other securities; provided, however, that the Company may issue shares upon the settlement of any Company RSU Award or Company PSU Award outstanding as of the date of this Agreement and in accordance with this Agreement and the applicable Company RSU Award or Company PSU Award, as made available to Parent;

  (iv)
  establish a record date for, declare, set aside, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise or enter into any voting agreement, with respect to the Company's or any of its Subsidiaries' capital stock or other equity interests, other than cash dividends and distributions paid by any Subsidiary of the Company to the Company or any wholly owned Subsidiary (other than KLX Energy, ESG Spin Co. and their respective Subsidiaries) of the Company; provided, however, for the avoidance of doubt, that nothing in this Section 6.01(a)(iv) shall prohibit the Company from consummating the Distribution;

  (v)
  (A) except to the extent required by Applicable Law or (1) in accordance with the terms of existing employment or other compensation agreements as in effect as of the date hereof or made available to Parent and (2) not more in the aggregate for all such increases than the aggregate level of average merit compensation increase for the years 2015 through 2017, grant or announce any increase in the salaries, bonuses, severance, termination pay or other compensation and benefits payable by the Company or any of its Subsidiaries to any of the current or former employees, directors or other individual service providers of the Company or any of its Subsidiaries; (B) hire any new employees or terminate any existing employees (other than for cause) except in the ordinary course of business consistent with past practice, with respect to employees with an annual base salary not to exceed $250,000 (or who would receive such base salary if hired), and (C) except as required to ensure that any Company Benefit Plan is not then out of compliance with Applicable Law or as part of the Company's annual health and welfare plan enrollment process, enter into or adopt any new, or increase benefits under or renew, amend or terminate any existing, Company Benefit Plan (including any plan that would be a Company Benefit Plan if in effect as of the date hereof);

  (vi)
  (A) acquire (including by merger, consolidation or acquisition of stock or assets or otherwise) any business or Person or any division thereof unless (x) such acquisition is from an unaffiliated third party and is solely for the benefit of the Ex-ESG Company (and not KLX Energy or ESG Spin Co. or any of the respective Subsidiaries or the ESG Business), and (y) the value of such stock, assets, business, Person or such division does not exceed $35,000,000 individually or $50,000,000 in the aggregate, or (B) enter into or acquire any interest in any joint venture or similar agreement or arrangement with an unaffiliated third party, unless (x) such interest or similar agreement or arrangement is solely for the benefit of the Ex-ESG Company or, to the extent that any such agreement or arrangement is entered into by KLX Energy or ESG Spin Co. or any of their respective Subsidiaries or the ESG Business, such agreement or arrangement does not involve the acquisition by the Company of equity interests in any Person, and (y) the value of such interest does not exceed $35,000,000 individually or $50,000,000 in the aggregate;

  (vii)
  sell, transfer, lease, sell and lease back, license, mortgage, incur any Encumbrance (other than Permitted Encumbrances) on or otherwise transfer or abandon any material portion of the assets, business, properties or rights of the Company or any of its Subsidiaries, except (A) sales of inventory in the ordinary course of business and consistent with past practice, (B) transfers among the Company and its Subsidiaries (other than non-cash transfers to KLX Energy, ESG Spin Co. or any of their respective Subsidiaries) or (C) disposition of obsolete assets or expired inventory in the ordinary course of business and consistent with past practice;

  (viii)
  (A) other than drawings on existing credit facilities pursuant to the terms of such facilities as in effect on the date hereof, incur or otherwise become liable for any Indebtedness or guarantee, assume or endorse any Indebtedness or other obligations of any Person (except for indebtedness for cash borrowed from the Company or its wholly owned Subsidiaries) for an amount in excess of $1,000,000, or (B) make any loans, advances, capital contributions to, or investments in, any other Person (other than in the form of cash to or in the Company or any direct or indirect wholly owned Subsidiary of the Company) in excess of $1,000,000;

  (ix)
  terminate, agree to any material amendment or modification of, renew (other than in the ordinary course of business, consistent with past practice in a manner that is not materially adverse to the Ex-ESG Company) or waive any material rights under any Company Material Contract or Company Material Government Contract or enter into or agree to enter into any Contract that, if entered into prior to the date hereof, would be a Company Material Contract or Company Material Government Contract; provided that the foregoing shall not limit the Company's ability to (A) renew any Company Material Contract that is on terms that are not materially less favorable to the Company than the current Company Material Contract, (B) accept and agree to any modification to a Company Government Contract independently proposed by any Governmental Authority (or higher-tier contractor as a result of a modification proposed to such higher-tier contractor by any Governmental Authority) or (C) enter into a Company Material Government Contract issued as a result of a Company Government Bid in the ordinary course of business consistent with past practice;

  (x)
  make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization);

  (xi)
  make, authorize or enter into any capital expenditure outside of the ordinary course of business consistent with past practice;

  (xii)
  write up, write down or write off the book value of any material assets, except to the extent required by GAAP applied in a manner consistent with the Company's audited financial statements for the year ended January 31, 2018;

  (xiii)
  commence, compromise, settle or agree to settle any claim, investigation or Proceeding, other than settlements that result solely in (x) monetary obligations involving payment by the Company or any of its Subsidiaries of the amounts reserved in accordance with GAAP with respect to such claim, investigation or Proceeding on the Company's consolidated financial statements for the year ending January 31, 2018, (y) obligations of KLX Energy or ESG Spin Co., or (z) as permitted pursuant to Section 6.13;

  (xiv)
  except as required pursuant to the terms of the B/E Tax Agreement, (A) make, rescind or change any material Tax election or change any annual Tax accounting period or method of Tax accounting; (B) file any amended material Tax Return; (C) settle or compromise any audit or Proceeding relating to a material amount of Taxes; (D) agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes; (E) enter into any "closing agreement" within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) with respect to any material Tax; or (G) surrender any right to claim a material Tax refund;

  (xv)
  adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

  (xvi)
  agree to any provision that (A) would impose a non-competition or exclusivity obligation on the Surviving Corporation, Parent or any of their respective Affiliates or Subsidiaries after the Effective Time or limits in any respect the ability of the Ex-ESG Company or would limit in any respect the ability of Parent or any of its Affiliates after the Effective Time, to operate its business in any geographic area, (B) would, after the Effective Time, restrict the Company, Parent or any of their respective Affiliates or Subsidiaries from soliciting, hiring, engaging, retaining or employing any Person's current or former employees in any respect (other than customary non-solicitation obligations undertaken in the ordinary course of business consistent with past practice) or (C) restricts the ability of the Ex-ESG Company or its Affiliates to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or businesses;

  (xvii)
  fail to keep in force any material insurance policy or replacement providing insurance coverage with respect to the assets, operations and activities of the Company and its Subsidiaries as are currently in effect;

  (xviii)
  enter into any new line of business outside its existing business segments;

  (xix)
  enter into, materially amend or terminate any Contract that would reasonably be expected to involve annual payments by the Company or its Subsidiaries in excess of $25,000,000 in the twelve months ended January 31, 2019;

  (xx)
  engage in any promotional sale, discount or other activity with customers outside the ordinary course of business consistent with past practice designed to accelerate to pre-Closing periods material sales that, based on past practice, would otherwise occur in post-Closing periods;

  (xxi)
  materially amend or terminate the Company ESPP or any Company Equity Plan;

  (xxii)
  make, or cause or permit to be made, any election under Section 965(h) of the Code; or

  (xxiii)
  agree or commit to, enter into any agreement to do, or adopt any resolutions in support of, any of the foregoing.

(b)
The Company and its Subsidiaries shall cause KLX Energy, ESG Spin Co., their respective Subsidiaries and, in the event an ESG Sale Election is made, use reasonable best efforts to cause the purchaser of the ESG Business under the ESG Purchase Agreement to (i) comply with their respective reimbursement obligations under the Distribution Agreement, or the applicable ESG Purchase Agreement, as the case may be, in respect of a negative balance in the FCF Net Amount and (ii) not permit any of the terms of the ESG Sale to be or reasonably expected to be more adverse to Parent or the Surviving Corporation or any of their respective Subsidiaries in comparison to the most closely comparable corresponding terms individually, or in comparison to all terms taken as a whole, of the transactions contemplated by the Agreed Form Spin-Off Agreements.

(c)
No earlier than three Business Days prior to the ESG Spin Distribution, the Company shall contribute, transfer or otherwise pay to ESG Spin Co. the ESG Cash.

(d)
The Company shall not, and shall cause its Subsidiaries, KLX Energy, ESG Spin Co. and their respective Subsidiaries not to, terminate, amend, modify or waive any provision of any Agreed Form Spin-Off Agreements without the prior written consent of Parent; provided that such consent shall not be unreasonably withheld, conditioned or delayed so long as (i) any such termination, amendment, modification or waiver is not more adverse to KLX Energy, ESG Spin Co., the Surviving Corporation or any of their respective Subsidiaries in comparison to the most closely comparable corresponding terms individually, or in comparison to all terms taken as a whole, contained in the Agreed Form Spin-Off Agreements, and (ii) no transactions contemplated thereby would (A) require any amendment, supplement or modification to the Company Proxy Statement or any Other Required Company Filing other than de minimis or solely ministerial amendments, supplements or modifications or other than amendments to cure any ambiguity, omission, mistake, defect or inconsistency or (B) require a Company Stockholder Approval other than the Company Stockholder Approval first received in accordance with Section 6.05(d).

(e)
The Company shall be permitted to terminate, amend, modify or waive any provision of any of the Ancillary Spin-Off Agreements so long as (i) such termination, amendment, modification or waiver, as applicable, is not adverse to Parent, the Surviving Corporation or any of their respective Subsidiaries and (ii) any transactions contemplated thereby would (A) not require any amendment, supplement or modification to the Company Proxy Statement or any Other Required Company Filing other than de minimis or solely ministerial amendments, supplements or modifications other than amendments to cure any ambiguity, omission, mistake, defect or inconsistency or (B) not require a Company Stockholder Approval other than the Company Stockholder Approval first received in accordance with Section 6.05(d).

(f)
The Company shall, and shall cause its Subsidiaries to, comply in all material respects with all obligations and covenants under the Spin-Off Agreements. At all times prior to the ESG Termination Date and, if directed by Parent, thereafter until termination of this Agreement in accordance with Section 8.01, the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to cause the Spin-Off to occur as promptly as reasonably practicable, in accordance with the terms of the Agreed Form Spin-Off Agreements, including (A) complying with all obligations pursuant to Section 6.02, and (B) using reasonable best efforts to satisfy on a timely basis all conditions precedent to the obligations to effect the Spin-Off and (C) at the reasonable request of Parent, fully enforcing rights and obligations under the Spin-Off Agreements and not taking any action (other than any action expressly required hereunder or by the Spin-Off Agreements) that would or would reasonably be expected to increase the time required for, or reduce the Company's ability to cause, the Spin-Off to occur in any material respect. The Company shall, and shall cause its Representatives to, keep Parent reasonably informed on a reasonably prompt basis and in reasonable detail of material developments in connection with the Spin-Off, including by (i) furnishing Parent with complete, correct and executed copies of the Agreed Form Spin-Off Agreements and any material Ancillary Spin-Off Agreement, (ii) giving Parent prompt written notice of any material default or material breach (or any event that, with or without notice, lapse of time or both, would give rise to any material default or material breach) under the Agreed Form Spin-Off Agreements which the Company becomes aware, and (iii) responding to Parent's reasonable requests for updates on the status of the Spin-Off. To the extent requested by the Company, Parent and Merger Sub shall use reasonable best efforts to cooperate with the Company in its efforts to cause the consummation of the Distribution.

(g)
Notwithstanding anything to the contrary in this Section 6.01, the Parties hereto acknowledge and agree that nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company's operations (including for purposes of the HSR Act and any other applicable Antitrust Laws) prior to the consummation of the Merger. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision over its operations.

6.02
Preparation of Proxy Statement; Company Stockholder Meeting; ESG Registration Statement

(a)
In connection with the Company Stockholder Meeting, as soon as reasonably practicable following the date of this Agreement (and in any event no later than 25 Business Days thereafter), the Company shall prepare and file the Company Proxy Statement with the SEC. If the Company determines that it is required, pursuant to Applicable Law, to file any document other than the Proxy Statement with the SEC in connection with the Merger (such document, as amended or supplemented, an Other Required Company Filing), then the Company shall promptly prepare and file such Other Required Company Filing with the SEC. Each of Parent and Merger Sub will furnish the Company the information relating to it that is required to be set forth in the Company Proxy Statement so that the Company Proxy Statement, at the date it is first mailed to the Company's stockholders or at the time of the Company Stockholder Meeting, shall not contain any misstatement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, in respect of statements related to Parent and Merger Sub. The Company shall use its reasonable best efforts to cause the Company Proxy Statement and any Other Required Company Filing at the date that it (and any amendment or supplement thereto) is first published, sent or given to the stockholders of the Company and at the time of the Company Stockholder Meeting, to comply as to form and substance in all material respects with the requirements of the Exchange Act and, the rules and regulations promulgated thereunder and the rules of the SEC and NASDAQ and, on each such applicable date, neither the Company Proxy Statement nor any Other Required Company Filing will contain any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that no covenant or representation is made with respect to any information provided by Parent, Merger Sub, or any of their affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filings. The Company shall use its reasonable best efforts to resolve, and each Party agrees to consult and cooperate with the other Party in resolving, all SEC comments with respect to the Company Proxy Statement and any Other Required Company Filing as promptly as reasonably practicable after receipt thereof and to cause the Company Proxy Statement and any Other Required Company Filing in definitive form to be cleared by the SEC and mailed to the Company's stockholders as promptly as reasonably practicable following filing with the SEC. Each of Parent, Merger Sub, and the Company agrees to correct any information (and to notify the other Parties of any fact, change, or event underlying such correction) provided by it for use in the Company Proxy Statement and any Other Required Company Filing so that the Company Proxy Statement and any Other Required Company Filing would not include a misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall promptly prepare and mail to its stockholders, with Parent's written approval, which approval shall not be unreasonably withheld, conditioned or delayed, an amendment or supplement setting forth such correction and promptly file any required amendment of, or supplement to, such correction with the SEC and, as required by Applicable Law, disseminate the information contained in such amendment or supplement to the Company's stockholders.

(b)
As soon as reasonably practicable following the date of this Agreement, the Company shall prepare and file the ESG Registration Statement with the SEC. If the Company determines that it is required, pursuant to Applicable Law, to file any document other than (or in addition to) the ESG Registration Statement with the SEC in connection with the Spin-Off (such document, as amended or supplemented, an Other ESG Required Company Filing), then the Company shall promptly prepare and file such Other ESG Required Company Filing with the SEC. The Company shall cause the ESG Registration Statement and any Other ESG Required Company Filing at the date that it (and any amendment or supplement thereto) is first declared effective by the SEC,

  (i) to comply as to form and substance in all material respects with the requirements of the Exchange Act and, the rules and regulations promulgated thereunder and the rules of the SEC and NASDAQ and (ii) not to contain any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use its reasonable best efforts to resolve all SEC comments with respect to the ESG Registration Statement and any Other ESG Required Company Filing and to cause the ESG Registration Statement and any Other ESG Required Company Filing in definitive form to be cleared by the SEC, in each case as promptly as reasonably practicable. Notwithstanding anything to the contrary in this Agreement, the Company has the sole right to control and direct all filings with the SEC relating to the Spin-Off (including the ESG Registration Statement) and all strategy, communications and correspondence in connection with the review by the SEC of the ESG Registration Statement and the Other ESG Required Company Filings.

(c)
The Company shall as soon as reasonably practicable: (i) notify Parent of the receipt of any comments from the SEC for any amendment to the Company Proxy Statement, any Other Required Company Filing, the ESG Registration Statement or any Other ESG Required Company Filing, or for additional information; and (ii) provide Parent with copies of all written correspondence between the Company and its Subsidiaries and its and their Representatives, on the one hand, and the SEC, on the other hand, with respect to the Company Proxy Statement or any Other ESG Required Company Filing. Notwithstanding the foregoing, prior to filing or mailing the Company Proxy Statement, any Other Required Company Filing, the ESG Registration Statement or any Other ESG Required Company Filing (or any amendments thereto) or responding to any comments of the SEC with respect thereto, the Company shall, to the extent reasonably practicable, (x) provide Parent a reasonable opportunity to review the Company Proxy Statement, Other Required Company Filing, the ESG Registration Statement or any Other ESG Required Company Filing or any response thereto (including the proposed final version of the Company Proxy Statement, Other Required Company Filing, the ESG Registration Statement or any Other ESG Required Company Filing) and (y) shall consider in good faith all comments thereto reasonably proposed by Parent.

(d)
The Company shall, as soon as reasonably practicable after the date on which the SEC confirms that it has no further comments on the Company Proxy Statement (the SEC Clearance Date), in accordance with Applicable Law and the Bylaws, establish a record date for, duly call, give notice of, convene and hold a special meeting of the Company's stockholders (including any adjournment or postponement thereof, the Company Stockholder Meeting) for the purpose of obtaining the Company Stockholder Approval. The Company Stockholder Approval shall, without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), be the only non-procedural matter proposed to be acted on by the Company's stockholders at the Company Stockholder Meeting. The Company shall file the definitive Company Proxy Statement with the SEC and cause the definitive Company Proxy Statement to be mailed to the holders of the Company stock as of the record date established for the Company Stockholder Meeting as promptly as practicable (and in any event within ten (10) Business Days) after the SEC Clearance Date and in advance of such meeting; provided that if the SEC has failed to affirmatively notify the Company by the date that is ten (10) calendar days after the initial filing of the Company Proxy Statement with the SEC that it will or will not be reviewing the Company Proxy Statement, then such date shall be the SEC Clearance Date. Except to the extent that the Company Board shall have effected a Company Adverse Recommendation Change as expressly permitted by Section 6.05, the Company Proxy Statement shall include the Company Recommendation. Subject to Section 6.05, the Company shall use reasonable best efforts to solicit the Company's stockholders' proxies in favor of the adoption of this Agreement and approval of the Merger and the other Transactions. The Company shall keep Parent and Merger Sub updated with respect to proxy solicitation results as and when requested by Parent or Merger Sub. Once the Company Stockholder Meeting has been called and noticed, the Company shall not postpone or adjourn the Company Stockholder Meeting without the written consent of Parent (other than: (A) in order to obtain a quorum of its stockholders, (B) to allow reasonable additional time after the filing and mailing of any supplemental or amended disclosures to the Company Proxy Statement, or (C) for compliance with Applicable Law or an Order from the SEC), and in no event more than twice (without the written consent of Parent, which shall not be unreasonably withheld, delayed or conditioned). In the event that the Company Stockholder Meeting as originally called is for any reason adjourned or postponed or otherwise delayed, the Company agrees that unless Parent shall have otherwise approved in writing, it shall implement such postponement or adjournment or other delay in such a way that the Company does not establish a new record date for the Company Stockholder Meeting, as so adjourned, postponed or delayed, except as required by Applicable Law. If the Company Board makes a Company Adverse Recommendation Change as expressly permitted pursuant to Section 6.05, it will not alter the obligation of the Company to submit the Company Stockholder Approval to Company's stockholders at the Company Stockholder Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Company Stockholder Meeting.

6.03
Regulatory Authorizations and Consents; Efforts

(a)
The Company and Parent agree that, as of the date hereof, the only notifications and approvals required to be filed and obtained under Antitrust Laws in connection with the Merger and the other transactions contemplated hereby are the filings and corresponding approvals in the jurisdictions set out in Annex 6.03(a) (such notifications and approvals, together with any such notifications and approvals arising after the date hereof (it being understood that such notifications and approvals arising after the date hereof shall not be deemed to be a condition to any Party's obligations to consummate the transactions contemplated hereby), the Required Notifications).

(b)
Subject to clause (d) below, each of the Parties will use its reasonable best efforts to cooperate with each other and to take, or cause to be taken, or do, or cause to be done, all things necessary, proper or advisable to satisfy, or cause to be satisfied, all conditions to the obligations of the Parties under this Agreement over which it has control or influence, to obtain all other necessary actions, waivers, consents, licenses, permits and registrations (or transfers of the foregoing) and approvals from Governmental Authorities or any other Person (it being understood that such actions, waivers, consents, licenses, permits and registrations shall not be deemed to be a condition to any Party's obligations to consummate the transactions contemplated hereby unless otherwise set forth in Article VII), and to cause the Merger to be consummated as promptly as practicable in accordance with the terms hereof. In addition, each of the Parties shall use its reasonable best efforts to defend through litigation on the merits any claim asserted in court by any Party in order to avoid entry of, or to have vacated or terminated, any Order of any Governmental Authority (whether temporary, preliminary or permanent) that would prevent or materially delay the consummation of the Closing.

(c)
The Company and Parent shall prepare and file any filing required under the HSR Act as promptly as practicable, but in any event no later than ten (10) Business Days after the date of this Agreement, and Parent shall prepare and file all other Required Notifications as soon as reasonably practicable after the date of this Agreement. In no event will any Party request or otherwise seek early termination of any applicable waiting periods under applicable Antitrust Law without the other Party's prior written consent.

(d)
Notwithstanding Parent's covenants otherwise set out in this Section 6.03, Parent will not be required to propose, negotiate, commit to or effect, by consent decree, hold separate orders, or otherwise regarding, (i) the sale, divestiture, license or disposition, in whole or in part of, or suffer any restriction on the operation of, Parent's or its Subsidiaries' assets, properties or businesses; or

  (ii) the sale, divestiture, license, or disposition, in whole or part of the assets, properties or businesses to be acquired by Parent pursuant hereto.

(e)
To the extent permitted by Applicable Law, each Party shall promptly notify the other of any material communication (including oral communications) it or any of its Affiliates receives from any Governmental Authority to the extent relating to this Agreement and the Transactions and permit the other to review in advance any proposed material communication by such Party to any Governmental Authority. Neither of the Parties shall participate in or agree to participate in any material meeting with any Governmental Authority in respect of any filings, investigation (including any settlement of any such investigation), litigation or other inquiry related to the Required Notifications unless it consults with the other in advance and, to the extent permitted by such Governmental Authority, gives the other the opportunity to attend and participate at such meeting. To the extent permitted by Applicable Law, each Party will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other may reasonably request in connection with the Required Notifications; provided that the disclosing Party may, where appropriate, limit disclosure of any information to those individuals acting as outside counsel for the other Parties, and such counsel will not disclose such information to such other Parties without the knowledge and consent of Parent or the Company, as applicable). Notwithstanding anything to the contrary in this Agreement, Parent has the sole right to control and direct all antitrust filings and antitrust strategy in connection with review of the Merger and other transactions contemplated hereby by any Governmental Authority, or any litigation by, or negotiations with, any antitrust authority or other Person relating to the transaction under the HSR Act or any other Antitrust Law and will take the lead in all meetings, discussions, and communications with any Governmental Authority relating to obtaining antitrust approval for the Transaction, provided that Parent will consult with and consider in good faith the comments of the Company in connection with any filing, communication, defense, litigation, negotiation, or strategy. Subject to this Section 6.03(e) and the confidentiality provisions of the Confidentiality Agreement, the Parties will provide each other with copies of all material correspondence, filings or communications between them or any of their Representatives, on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to this Agreement and the Transactions; provided that materials may be redacted by any Party: (i) as necessary to comply with Applicable Law, or (ii) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns.

6.04
Access to Information; Confidentiality

        Until the Closing and upon reasonable advance written notice from Parent, the Company will allow Parent and its Representatives reasonable access, at Parent's expense, during normal business hours, under the supervision of personnel of the Company, its Affiliates or their respective Representatives and in such a manner as not to unreasonably interfere with the normal operations of the business of the Company to (a) such materials and information (including Contracts, properties, books, Tax Returns, work papers and records) about the Ex-ESG Company as Parent may reasonably request and (b) specified members of management of the business of the Ex-ESG Company as the Parties may reasonably agree, and which shall in any event include the individuals set forth on Schedule 6.04; provided, however, that except as required by Applicable Law, Parent shall not initiate any one-on-one discussion with any employee of the Company or its Subsidiaries regarding such employees potential compensation following the Closing without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the Company will not be required to disclose any information to Parent or its Representatives if such disclosure would be reasonably likely, after consultation with counsel, to: (i) result in the loss of any attorney-client or other legal privilege (it being agreed that the Company will notify Parent of the fact that it is withholding such information on such basis and will provide a description of such information, and shall use reasonable best efforts to allow disclosure of such information in a manner that does not result in the loss of any such privilege, including entering into a joint defense agreement or other agreements or arrangements) or (ii) contravene any Applicable Law (including Antitrust Laws). In no event shall Parent be permitted to conduct any invasive testing of the Company Owned Real Property or the Company Leased Real Property or the building, or improvements thereon, including sampling of soil, sediment, groundwater, surface water or building material. Parent will, and will cause its Representatives to, hold all information so obtained in accordance with the terms of the Confidentiality Agreement. No investigation or access permitted pursuant to this Section 6.04 shall affect or be deemed to modify or cure any breach of, or inaccuracy in, any representation or warranty made by the Company hereunder.

6.05
No Solicitation by the Company

(a)
From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Section 8.01, except as expressly permitted by Section 6.05(b) or Section 6.05(d) and except as related solely to the Spin-Off, the transactions contemplated by the ESG Purchase Agreement or the ESG Business or any of the assets or operations thereof, (i) the Company shall cease, shall cause its Subsidiaries to cease and shall instruct and cause its officers, directors and other Representatives to cease, and cause to be terminated all existing discussions, negotiations, solicitations, encouragement and communications with any Persons with respect to any Company Acquisition Proposal (other than the transactions contemplated by this Agreement with Parent and Merger Sub); (ii) the Company shall not, and shall not authorize or permit any of its Representatives to, directly or indirectly through another Person, (A) engage in any communication or initiate, solicit, facilitate or encourage any action that would constitute or would reasonably be expected to lead to a Company Acquisition Proposal, (B) engage in or continue negotiations or discussions with, or provide any information or data to, any Person (other than Parent or any of its Affiliates or Representatives) relating to or that would reasonably be expected to lead to any Company Acquisition Proposal, (C) approve, endorse, recommend, execute or enter into any Alternative Acquisition Agreement or (D) resolve or agree to do any of the foregoing and (iii) the Company shall, within one (1) Business Day of the date of this Agreement and thereafter, terminate all access by third parties to any data room (virtual or actual) containing any of the Company's information relating to the Ex-ESG Company and request the destruction or return of all non-public information previously provided by or on behalf of the Company, any of its Subsidiaries or their Representatives to any and all such third parties.

(b)
Notwithstanding the foregoing, at any time prior to receiving the Company Stockholder Approval, if the Company receives a bona fide written Company Acquisition Proposal that did not result directly or indirectly from a breach of Section 6.05(a) (other than breaches thereof that are inadvertent, de minimis and not intended to result in a Company Acquisition Proposal), then the Company may: (i) contact the Person who has made such Company Acquisition Proposal in order to clarify the terms of such Company Acquisition Proposal so that the Company Board (or any committee thereof) may inform itself about such Company Acquisition Proposal, (ii) furnish information concerning its business, properties or assets to such Person, but only pursuant to a confidentiality agreement with confidentiality terms that are not less favorable to the Company than those contained in the Confidentiality Agreement and (iii) negotiate and participate in discussions and negotiations with such Person concerning such Company Acquisition Proposal, in the case of clauses (i), (ii) and (iii), if (x) the Company Board determines in good faith (after consultation with outside financial advisors and legal counsel) that such Company Acquisition Proposal constitutes, or could reasonably be expected to lead to or result in, a Superior Proposal and (y) the Company Board determines in good faith (after consultation with outside financial advisors and legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law. The Company (A) shall promptly (and in any case within twenty-four (24) hours) provide Parent notice of the receipt of any Company Acquisition Proposal and any confidentiality agreement entered into with any third party, and shall disclose the identity of the third party (or parties) and the terms of such Company Acquisition Proposal (including, in the case of written terms, copies of any Alternative Acquisition Agreement and materials containing the material terms of such Alternative Acquisition Agreement and, in the case of oral terms, a reasonable description of the material terms thereof), (B) shall promptly (and in any case within twenty-four (24) hours) make available to Parent copies of all information of the Company and the same access provided by the Company to such third party but not previously made available to Parent, and (C) shall keep Parent informed on a reasonably prompt (and at Parent's request, which shall not be more frequently than daily) basis of the status and material details of (including amendments and proposed amendments to and the negotiations or discussion of) any such Company Acquisition Proposal, or such other inquiry, offer or proposal. Notwithstanding the foregoing, the Company shall not, shall cause its Subsidiaries not to and shall instruct and cause its officers, directors and other Representatives not to, provide any commercially sensitive non-public information to any competitor of the Company in connection with the actions permitted by this Section 6.05, except in a manner consistent with the Company's past practices in dealing with the disclosure of such information in the context of considering Company Acquisition Proposals prior to the date of this Agreement.

(c)
Except as expressly permitted by Section 6.05(d) or Section 6.05(e), neither the Company Board nor any committee thereof shall (i) withdraw, qualify, withhold or modify, fail to make, or publicly propose to withdraw, qualify, withhold or modify, the Company Recommendation, (ii) adopt, approve or recommend or publicly propose to adopt, approve or recommend any Company Acquisition Proposal, Alternative Acquisition Agreement or Superior Proposal, (iii) fail to recommend against any tender offer or exchange offer for shares of Company Common Stock within ten (10) Business Days after commencement of such offer, (iv) approve or recommend or publicly propose to adopt or recommend any Company Acquisition Proposal or Superior Proposal or fail to include the Company Recommendation in the Company Proxy Statement, (v) fail to publicly reaffirm the Company Recommendation within three (3) Business Days after receipt of a written request by Parent to provide such affirmation, or (vi) adopt or approve, or publicly propose to adopt or approve, or allow the Company to execute or enter into, any Contract, arrangement or understanding that reflects, or would reasonably be expected to lead to, a Company Acquisition Proposal or would require the Company to abandon or terminate the Merger or the other transactions contemplated hereby (an Alternative Acquisition Agreement) (any action described in clauses (i) through (vi) of this sentence being referred to as a Company Adverse Recommendation Change).

(d)
If, at any time after the date of this Agreement and prior to the receipt of the Company Stockholder Approval, the Company Board first receives a Company Acquisition Proposal that did not result directly or indirectly from a breach of Section 6.05(a) (other than breaches thereof that are inadvertent, de minimis and not intended to result in a Company Acquisition Proposal), that is not withdrawn, and that the Company Board determines in good faith (after consultation with outside financial advisors and legal counsel) constitutes a Superior Proposal, the Company Board may cause the Company to terminate this Agreement pursuant to Section 8.01(c)(ii) and simultaneously enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal if: (A) the Company Board has determined in good faith (after consultation with outside financial advisors and legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law; (B) the Company has previously notified Parent in writing that it intends to terminate this Agreement and provided Parent an unredacted copy of the proposed definitive Alternative Acquisition Agreement between the Company and the Person making such Superior Proposal; (C) for a period of four (4) Business Days following its compliance with clause (B) of this Section 6.05(d), the Company shall have discussed and negotiated in good faith and made the Company's Representatives available to discuss and negotiate in good faith (in each case to the extent Parent desires to negotiate) with Parent's Representatives any proposed modifications to the terms and conditions of this Agreement or the transactions contemplated by this Agreement so that the failure to take such action would no longer be inconsistent with the Company Board's fiduciary duties under Applicable Law (it being understood and agreed that any amendment to any material term or condition of any Superior Proposal shall require a new notice and a new negotiation period that shall expire on the later to occur of (1) three (3) Business Days following delivery of such new notice from the Company to Parent and (2) the expiration of the original four (4) Business Day period described in this clause (C); and (D) no earlier than the end of such negotiation period, the Company Board shall have determined in good faith, after considering the terms of any proposed amendment or modification to this Agreement, that the Company Acquisition Proposal that is the subject of the notice described in clause (B) above still constitutes a Superior Proposal.

(e)
Other than in connection with a Superior Proposal (which shall be subject to Section 6.05(d) and shall not be subject to this Section 6.05(e)), prior to obtaining the Company Stockholder Approval, the Company Board may take any action in response to an Intervening Event prohibited by clause (i) of Section 6.05(c), only if (i) the Company Board determines in good faith (after consultation with outside financial advisors and legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, (ii) the Company has notified Parent in writing that it intends to effect such a Company Adverse Recommendation Change pursuant to this Section 6.05(e) and the facts underlying the Company Board's determination that an Intervening Event has occurred and the facts underlying the reason for the Company Adverse Recommendation Change, (iii) for a period of four (4) Business Days following the notice delivered pursuant to clause (ii) of Section 6.05(e), the Company shall have discussed and negotiated in good faith and made the Company's Representatives available to discuss and negotiate in good faith (in each case to the extent Parent desires to negotiate), with Parent's Representatives any proposed modifications to the terms and conditions of this Agreement or the transactions contemplated by this Agreement so that the failure to take such action would no longer be inconsistent with the Company Board's fiduciary duties under Applicable Law (it being understood and agreed that any material change to the facts and circumstances relating to an Intervening Event shall require a new notice and a new negotiation period that shall expire on the later to occur of (1) three (3) Business Days following delivery of such new notice from the Company to Parent and (2) the expiration of the original four (4) Business Days period described in this clause (iii) above) and (iv) no earlier than the end of such negotiation period, the Company Board shall have determined in good faith (after consultation with outside financial advisors and legal counsel), after considering the terms of any proposed amendment or modification to this Agreement, that the failure to take such action would still be inconsistent with its fiduciary duties under Applicable Law.

(f)
Nothing contained in this Agreement shall prohibit the Company or the Company Board from (i) disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, or from issuing a "stop, look and listen" statement pursuant to Rule 14d-9(f) of the Exchange Act pending disclosure of its position thereunder or (ii) making any disclosure to its stockholders if the Company Board determines in good faith (after consultation with outside legal counsel) that the failure of the Company Board to make such disclosure would be inconsistent with its fiduciary duties under Applicable Law; provided, however, that (A) in no event shall this Section 6.05(f) affect the obligations specified in Section 6.05(d) or Section 6.05(e) and (B) any such disclosure (other than issuance by the Company of a "stop, look and listen" pursuant to Rule 14d-9(f) of the Exchange Act or similar communication to the stockholders of the Company or a factually accurate public statement by the Company that only describes the Company's receipt of a Company Acquisition Proposal and the operation of this Agreement with respect thereto) that addresses or relates to the approval, recommendation or declaration of advisability by the Company Board with respect to this Agreement or a Company Acquisition Proposal shall be deemed to be a Company Adverse Recommendation Change.

(g)
Notwithstanding the foregoing, nothing in this Section 6.05 shall in any way limit or prohibit any action taken by the Company in furtherance of its efforts to consummate the Distribution, including holding discussions, negotiations and communications with, or providing non-public information unrelated to the Ex-ESG Company to, any Persons in connection with the Distribution (including to potential financing sources) and in connection with the solicitation of offers for an ESG Sale prior to the ESG Election Date.

(h)
The Company agrees (i) not to release or permit the release of any Person from, or to waive or permit the waiver or termination of any provision of, any confidentiality, standstill or similar agreement (or any standstill or confidentiality provision of any other contract or agreement) to which any of the Company or any Subsidiary of the Company is a party or any "moratorium," "control share acquisition," "fair price," "interested stockholder," "affiliate transaction," "business combination," or other antitakeover Contract or Applicable Law, and the Company will use its reasonable best efforts to enforce or cause to be enforced to the fullest extent permitted by Applicable Law each such agreement or Applicable Law and (ii) any breach of the provisions of this Section 6.05 by any Subsidiary or Representative of the Company will be deemed to be a breach of such provisions by the Company; provided, however, that nothing in this Section 6.05(h) shall apply to standstill or similar provisions contained in any agreements that are terminated, released or waived in accordance with their terms without any action by the Company.

6.06
Directors' and Officers' Indemnification and Insurance

(a)
Parent and Merger Sub agree that all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company (the D&O Indemnified Parties) as provided in the Certificate of Incorporation and the Bylaws (in each case, as in effect on the date of this Agreement) shall survive the Merger and shall continue in full force and effect. For a period of six (6) years from the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of the Certificate of Incorporation and Bylaws as in effect immediately prior to the Effective Time with respect to acts or omissions occurring prior to the Effective Time and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any D&O Indemnified Parties; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim.

(b)
Prior to the Effective Time, the Company shall (or, if the Company is unable to, after the Effective Time, Parent shall cause the Surviving Corporation to) purchase a six (6)-year prepaid "tail" policy, with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company's existing policies of directors' and officers' liability insurance and fiduciary liability insurance, with respect to matters arising on or before the Effective Time (including in connection with this Agreement and the transactions or actions contemplated by this Agreement), and Parent shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation, and no other party shall have any further obligation to purchase or pay for insurance hereunder; provided, however, (i) that the Company shall not pay, and the Surviving Corporation shall not be required to pay, in excess of 300% of the last annual premium paid by the Company prior to the date of this Agreement in respect of such "tail" policy and (ii) the material terms of such prepaid policies (including coverage and amount) are no more favorable in the aggregate to such D&O Indemnified Parties than the insurance coverage otherwise required under Section 6.06(a). If the Company or the Surviving Corporation for any reason fails to obtain such "tail" insurance policies prior to, as of or after the Effective Time, Parent shall, for a period of six (6) years from the Effective Time, cause the Surviving Corporation to maintain in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by the Company with respect to matters arising on or before the Effective Time; provided further, however, that after the Effective Time, neither the Surviving Corporation nor Parent shall be required to pay annual premiums in excess of 300% of the last annual premium paid by the Company prior to the date of this Agreement in respect of the coverage required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount.

(c)
The covenants contained in this Section 6.06 are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties and their respective heirs only if the Merger is consummated and shall not be deemed exclusive of any other rights to which any such Person is entitled, whether pursuant to Applicable Law, contract or otherwise.

(d)
In the event that Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, reasonable provision shall be made so that the successors or assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.06.

6.07
Notification of Certain Matters

        Subject to Applicable Law, from and after the date hereof until the earlier to occur of the Effective Time and the termination of this Agreement pursuant to Section 8.01, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company (and each will subsequently keep the other informed, on a reasonably current basis, of any material developments related to such notice), of (i) any notice or other communication received by such Party or its Subsidiaries from any Governmental Authority in connection with this Agreement, the Merger or the other Transactions, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other Transactions (ii) any claims, investigations or Proceedings commenced, threatened in writing or, to such Party's Knowledge, threatened orally against, relating to or involving or otherwise affecting such Party or any of its Subsidiaries that relate to this Agreement, the Merger or the other Transactions, (iii) any inaccuracy in or breach of any representation or warranty or breach of covenant or agreement contained in this Agreement that would reasonably be expected to cause, in the case of the Company, any of the conditions set forth in Sections 7.01 or 7.02 not to be satisfied or any conditions of the Company, its Subsidiaries, or, in the case of Parent or Merger Sub, any of the conditions set forth in Sections 7.01 or 7.03 not to be satisfied. Notwithstanding anything in this Agreement to the contrary, no such notification shall cure any breach of, or inaccuracy in the representations, warranties, covenants or agreements of the Parties or cure any failure of the conditions to the obligations of the Parties or otherwise limit or affect the remedies available hereunder to the Party receiving such notice.

6.08
Public Disclosure

        So long as this Agreement is in effect, Parent and Merger Sub and their respective Affiliates, on the one hand, and the Company and its Affiliates, on the other hand, shall consult with each other before making, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other Transactions, and shall not issue any such press release or make any such public statement prior to obtaining the other Party's prior consent (which shall not be unreasonably withheld, conditioned or delayed) except (a) as may be required by Applicable Law or the rules of a national securities exchange or (b) that Parent may, without such consultation, make such statements as are not inconsistent with the disclosure in the joint press release announcing the execution of this Agreement and the ESG Purchase Agreement or as may be required by Applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange. The text of the joint press release announcing the execution of this Agreement and the Spin-Off will be as previously agreed to by the Parties. Notwithstanding any other provision of this Agreement, the requirements of this Section 6.08 shall not apply to (i) any such press release or public announcement if the Company Board has effected any Company Adverse Recommendation Change and (ii) any statements, filings and other communications with respect to the ESG Business, the Spin-Off, the ESG Sale or the Distribution, including participation in meetings, investor calls and presentations, due diligence sessions, drafting sessions and "roadshow" presentations and ratings agency meetings; provided that the Company will not be permitted to make any statements to the extent relating to the Transactions (and not the business or operations of ESG Spin Co.) without first providing Parent with a reasonable opportunity to review and comment upon such statements, except to the extent such statement (A) is included in the Company's SEC reports, (B) is not inconsistent with or does not contain more substantive information than statements filed by the Parties with the SEC as required, or (C) is contained in communications approved by the Parties pursuant to this Section 6.08.

6.09
Employee Benefits; Labor

(a)
For purposes of this Section 6.09, (i) the term Covered Employees means employees who are actively employed by the Company or any of its Subsidiaries immediately prior to the Effective Time; and (ii) the term Continuation Period means the period beginning at the Effective Time and ending on December 31st of the year following the year in which the Effective Time occurs or December 31, 2019, if earlier.

(b)
During the Continuation Period, Parent shall, or shall cause a Subsidiary of Parent to, provide to each Covered Employee for so long as such Covered Employee remains an employee of Parent or any of its Subsidiaries during the Continuation Period, compensation that is comparable in the aggregate (as determined by Parent. including taking into consideration compensation that is accelerated under the terms of this Agreement) to the compensation provided to such Covered Employee by the Company and its Subsidiaries immediately prior to the Effective Time. In addition to the foregoing, Parent agrees to cause the Company to pay outstanding annual incentive awards to Covered Employees for the fiscal year in which the Effective Time occurs (and any preceding fiscal year to the extent awards are earned but remain unpaid) in accordance with the terms and conditions of the applicable annual cash incentive plans under which such awards were granted as in effect as of the Effective Time, to the extent and as disclosed to Parent.

(c)
In the event any Covered Employee first becomes eligible to participate under any Parent employee benefit plan following the Effective Time, Parent shall, or shall cause a Subsidiary of Parent to, for Covered Employees who become eligible during the calendar year including the Effective Time, use reasonable best efforts to (i) waive any preexisting condition exclusions and waiting periods with respect to participation and coverage requirements applicable to any Covered Employee under any Parent employee benefit plan providing medical, dental or vision benefits to the same extent such limitation would have been waived or satisfied under any similar Company Benefit Plan the Covered Employee participated in immediately prior to coverage under the Parent employee benefit plan; and (ii) provide each Covered Employee with credit for any copayments and deductibles paid prior to the Covered Employee's coverage under any Parent employee benefit plan during the plan year in which the Effective Time occurs, to the same extent such credit was given under any similar Company Benefit Plan that Covered Employee participated in immediately prior to coverage under the Parent employee benefit plan, in satisfying any applicable deductible or out-of-pocket requirements under the Parent employee benefit plan for the plan year in which the Effective Time occurs.

(d)
As of the Effective Time, Parent shall recognize, or shall cause a Subsidiary of Parent to recognize, all service of each Covered Employee prior to the Effective Time, to the Company (or any predecessor entities of the Company or any of its Subsidiaries) for vesting and eligibility purposes (but not for benefit accrual purposes under any defined benefit pension plan) and for purposes of determining future vacation accruals and severance amounts to the same extent as such Covered Employee received, immediately before the Effective Time, credit for such service under any similar Company Benefit Plan in which such Covered Employee participated immediately prior to the Effective Time; provided that service of each Covered Employee prior to the Effective Times shall not be recognized to the extent that such service credit would result in a duplication of benefits for the same period of service.

(e)
Nothing set forth in this Section 6.09 shall (i) confer upon any Person any right to continue in the employ or service of Parent, the Ex-ESG Company or any of their respective Affiliates, or interfere with or restrict in any way the rights of Parent, the Ex-ESG Company or any of their respective Affiliates to discharge or terminate the services of any employee at any time for any reason whatsoever, with or without cause, (ii) restrict Parent's, the Ex-ESG Company's or any of their respective Affiliates' right to amend, modify or terminate any benefit or compensation plan, program, agreement, contract, policy or arrangement.

(f)
The Parties acknowledge and agree that all provisions contained in this Section 6.09 with respect to employees of the Company and its Subsidiaries are included for the sole benefit of the respective Parties and shall not create any right (i) in any other Person, including employees, former employees, any participant or any beneficiary thereof, in any Company Benefit Plan, or (ii) to continued employment with the Company, Parent or their respective Subsidiaries or Affiliates. Notwithstanding anything in this Section 6.09 to the contrary, nothing in this Agreement, whether express or implied, shall be treated as an amendment or other modification of any Company Benefit Plan or any other employee benefit plans of the Company, Parent or any of their respective Subsidiaries or Affiliates or shall prohibit Parent or any of its Subsidiaries or Affiliates from amending or terminating any employee benefit plan.

6.10
Merger Sub

        Parent will take all actions necessary to (a) cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement and (b) ensure that Merger Sub prior to the Effective Time shall not conduct any business, incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by this Agreement.

6.11
Rule 16b-3 Matters

        Prior to the Effective Time, the Company shall take all such steps as may be reasonably necessary or advisable (to the extent permitted under Applicable Law and no-action letters issued by the SEC) to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Applicable Law.

6.12
State Takeover Laws

        If any state takeover statute or other similar Applicable Law becomes or is deemed to become applicable to the Company or the Merger or the other Transactions, then the Company Board shall take any and all reasonable actions necessary and sufficient to render such statutes inapplicable to the foregoing.

6.13
Stockholder Litigation

        The Company shall, as promptly as practicable (and in any event within two (2) Business Days), notify Parent in writing of, and give Parent the opportunity, at Parent's sole cost and expense, to review and comment on all filings and responses to be made by the Company in connection with (which comments will be considered in good faith by the Company) and to participate and consult in the defense or settlement of any stockholder litigation against the Company and/or its directors or executive officers relating to the Merger and the other Transactions, whether commenced prior to or after the execution and delivery of this Agreement. The Company agrees that it shall not settle or enter into any other arrangement to mitigate or resolve or offer to settle or enter into any other arrangement to mitigate or resolve any litigation commenced prior to or after the date of this Agreement against the Company or any of its directors or executive officers by any stockholder of the Company relating to this Agreement, the Merger, any other transaction contemplated by this Agreement or otherwise, without the prior written consent of Parent.

6.14
Company Notes

(a)
Unless the Company makes an ESG Sale Election in accordance with Section 2.06, the Company shall use its reasonable best efforts to, as promptly as reasonably practicable, effect a consent solicitation seeking the consent of the holders of the Company Notes to amendments or waivers to the Indenture governing the Company Notes, which would permit the consummation of the Spin-Off prior to the Closing (the Consent); provided that the Company shall not agree to a consent fee in connection with the Consent without the prior written consent of Parent, such consent not to be unreasonably withheld, conditioned or delayed. The Company shall, and shall cause its Representatives to, (A) keep Parent informed on a reasonably prompt basis and in reasonable detail of material developments in connection with the Consent, (B) allow Parent and its Representatives to review and comment on the terms and conditions and form of the Consent, (C) give Parent prompt notice of any material and substantive communications to or from the holders of the Company Notes, and (D) promptly respond to Parent's requests for updates on the status of the Consent. With respect to any actions taken with respect to the Spin-Off, the Company shall comply with and shall not breach or otherwise violate any of its covenants or obligations pursuant to the Indenture or the Company Notes. Notwithstanding anything to the contrary in this Agreement, the Company shall not consummate the Spin-Off prior to obtaining the Consent and the Bank Consent if the Spin-Off occurs other than substantially concurrently with the Closing, and the Company shall not be obligated to consummate the Spin-Off prior to obtaining the Consent and the Bank Consent unless the Spin-Off occurs substantially concurrently with the Closing and Parent provides a sufficient amount of cash on the Closing Date in order to enable the Company to satisfy and discharge the Company Notes and to pay the Payoff Amount with respect to the Existing Credit Agreement. Parent's right to terminate this Agreement pursuant to Section 8.01(d)(iv) shall not be available from the ESG Termination Date to the Termination Date (on which date such right to terminate shall once again be available) if either the Consent or Bank Consent have not been obtained by the ESG Termination Date due only to Parent's failure to provide its consent to the consent fee referenced in the proviso to the first sentence of this Section 6.14(a). Except as set forth in this Section 6.14 , the Company may not otherwise amend, modify or waive any provisions of the Indenture or the Company Notes in a manner adverse to the Company or its Subsidiaries.

(b)
Whether or not the Consent is obtained, with respect to the Company Notes, (i) on a date that is within ten (10) Business Days of receiving written notice from Parent instructing the Company to issue or cause to be issued the Conditional Redemption Notice, the Company shall issue a conditional notice of redemption of the Company Notes in accordance with the Indenture and in a form reasonably acceptable to the Company and Parent (such notice, the Conditional Redemption Notice) for all of the outstanding aggregate principal amount of the Company Notes pursuant to the Indenture, (ii) Parent shall, upon the Closing, be responsible for the payment of the Redemption Amount, (iii) the Company shall (A) deliver to the Indenture Trustee such "Officer's Certificates," "Opinions of Counsel," and other documents and certificates in form and substance reasonably satisfactory to the Indenture Trustee and Parent and (B) take such other reasonable actions that are necessary or customary to, in each case, effect the satisfaction and discharge of the Indenture and the redemption of the Company Notes on the Redemption Date pursuant to the applicable provisions of the Indenture, (iv) the Company shall provide Parent with a reasonable opportunity to review and comment on drafts of the documents to be delivered in connection with the satisfaction and discharge of the Indenture and the redemption of the Company Notes, and (v) the Company shall satisfy and discharge the Indenture in accordance with the Indenture and redeem the Company Notes in accordance with the Indenture on the Redemption Date; provided, that prior to the Closing Date, within six (6) Business Days of receiving written notice from Parent instructing the Company to delay the Redemption Date to a subsequent redemption date, the Company shall amend the Conditional Redemption Notice setting forth such new subsequent redemption date.

6.15
Payoff Letter

        At least two (2) Business Days prior to the Closing Date, the Company shall cause the agent under the Amended and Restated Credit Agreement, dated as of May 19, 2015 (the Existing Credit Agreement), among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, to provide a copy of an executed payoff letter (the Payoff Letter) with respect to the Existing Credit Agreement, in customary form, which shall (a) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable (and not contingent or unasserted) under the Existing Credit Agreement as of the anticipated Closing Date (and the daily accrual thereafter) (the Payoff Amount), (b) state that upon receipt of Payoff Amount under the Payoff Letter, the Existing Credit Agreement and all related loan documents shall be terminated, as applicable and (c) provide that all Encumbrances and all guarantees (if any) in connection therewith relating to the assets and properties of the Company or any of its Subsidiaries securing such obligations shall be released and terminated upon the payment of the Payoff Amount; provided that the effectiveness of such repayment, termination or release may be contingent upon the occurrence of the Closing unless otherwise agreed by the Company.

6.16
Intercompany Arrangements

        Except as set forth on Schedule 6.16, the Company will cause any intercompany Contracts, arrangements, financing agreements or intercompany loans between KLX Energy or ESG Spin Co., as applicable, on the one hand, and the Company and any of its Affiliates or Subsidiaries (other than KLX Energy), on the other hand, to be terminated, effective no later than Closing.

6.17
IT Monitoring

        Beginning as of the date hereof and until the Effective Time, the Company shall: (a) maintain the monitoring, alerting, and auditing of log files on the Company Systems; (b) implement, maintain, and comply with an end user communication protocol and procedure regarding targeted phishing and threats relating to viruses, worms, Trojan horses, or similar disabling code or programs; (c) provide to Parent evidence of compliance with the foregoing prior to the Effective Time and (d) for any malicious or suspicious activity detected by monitoring, provide evidence that a response occurred in a reasonable time and that steps were taken to identify root cause and close within a reasonable time (suggested evidence would include a record of date and time for detection, initial response, closure along with steps taken and root cause).

6.18 Post-Signing Date Tax Letter

        Within five (5) Business Days after the date that is thirty (30) days after the date hereof, the Company will deliver to Parent the Post-Signing Date Tax Letter.

ARTICLE VII
CONDITIONS TO THE MERGER

7.01
Conditions to the Obligations of Each Party to Effect the Merger

        The respective obligations of each Party to consummate the Merger are subject to the satisfaction or (to the extent permitted by Applicable Law) written waiver by the Company, Parent and Merger Sub at or prior to the Closing of the following conditions:

(a)
The Company shall have obtained the Company Stockholder Approval.

(b)
The ESG Registration Statement shall have been declared effective by the SEC and shall not be the subject of any stop order or proceedings seeking a stop order, all necessary permits and authorizations under the Securities Act and the Exchange Act relating to the issuance and trading of shares of ESG Spin Co. Common Stock shall have been obtained and be in effect, and such shares of ESG Spin Co. Common Stock shall have been approved for listing on the NASDAQ and the period of time specified by Applicable Law for the mailing of an information statement in connection with the Spin-Off shall have expired (assuming the information statement in connection with the Spin-Off is mailed immediately after the ESG Registration Statement is declared effective by the SEC, whether or not the information statement in connection with the Spin-Off has in fact been mailed); provided that the condition set forth in this Section 7.01(b) shall not apply in the event the Company has made an ESG Sale Election in accordance with Section 2.06.

(c)
Any waiting period (and any extension thereof) under the HSR Act relating to the consummation of the Merger shall have expired and no temporary restraining order or preliminary or permanent injunction preventing the consummation of the Merger shall have been issued by any U.S. federal court, and any authorization or consent from a Governmental Authority required to be obtained with respect to the Merger under any Antitrust Law as set forth on Annex 6.03(a) hereto shall have been obtained.

(d)
No Governmental Authority having jurisdiction over the Company shall have issued or entered any Order after the date of this Agreement, and no Applicable Law shall have been enacted or promulgated after the date of this Agreement, in each case, that is then in effect and has the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger or the other Transactions.

7.02 Conditions to Obligations of Parent and Merger Sub to Effect the Merger

        The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction or (to the extent permitted by Applicable Law) written waiver by Parent at or prior to the Closing of the following additional conditions:

(a)
Each of the representations and warranties of the Company:

(i)
contained in Section 4.02(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

  (ii)
  contained in Sections 4.01, 4.02 (other than Sections 4.02(a) and 4.02(d) ), 4.03 and 4.20 shall be true and correct in all material respects without giving effect to any materiality or "Company Material Adverse Effect" qualifications therein as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

  (iii)
  set forth on Schedule 7.02(a)(iii) shall be true and correct as set forth on such schedule; and

  (iv)
  contained in Article IV of this Agreement (other than Sections 4.01, 4.02(a), 4.02(b), 4.02(c), 4.02(e), 4.03, 4.20, and those representations and warranties set forth on Schedule 7.02(a)(iii)), without giving effect to any materiality or "Company Material Adverse Effect" qualifications therein, shall be true and correct as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except where the failure of such representations and warranties identified in this clause (iv) to be true and correct, would not have a Company Material Adverse Effect.

(b)
The Company shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing.

(c)
Parent shall have received at the Closing a certificate signed by an executive officer of the Company certifying as to the matters set forth in Sections 7.02(a), 7.02(b) and 7.02(d).

(d)
Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect.

(e)
The Company shall have filed all forms, reports and documents that contain financial statements and that are required to be filed with the SEC prior to the Closing.

(f)
The Distribution shall have been (i) duly and validly authorized by all necessary corporate action by the Company and ESG Spin Co., (ii) approved by the Company Board by resolutions adopted in accordance with the DGCL, the Certificate of Incorporation and the Bylaws, and (iii) consummated or shall be, contemporaneously with the Merger becoming effective at the Effective Time.

(g)
Solely in the event an ESG Sale Election has been made, the consummation of the transactions contemplated by the ESG Purchase Agreement shall have occurred.

7.03 Conditions to Obligation of the Company to Effect the Merger

        The obligation of the Company to effect the Merger is subject to the satisfaction or (to the extent permitted by Applicable Law) written waiver by the Company at or prior to the Closing of the following additional conditions:

(a)
Each of the representations and warranties of Parent and Merger Sub contained in Article V of this Agreement, without giving effect to any materiality or "material adverse effect" qualifications therein, shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, prevent, materially delay or materially impair Parent's or Merger Sub's ability to consummate the transactions contemplated by this Agreement.

(b)
Parent and Merger Sub shall have performed or complied in all material respects with each of their respective obligations required under this Agreement to be performed or complied with on or prior to the Closing.

(c)
The Company shall have received at the Closing a certificate signed by an executive officer of Parent certifying as to the matters set forth in Sections 7.03(a) and 7.03(b) .

7.04 Frustration of Closing Conditions

        Neither Parent nor Merger Sub may rely on the failure of any condition set forth in Section 7.01 or Section 7.02 to be satisfied if such failure was proximately caused by the failure of Parent or Merger Sub to perform any of their respective material obligations under this Agreement. The Company may not rely on the failure of any condition set forth in Section 7.01 or Section 7.03 to be satisfied if such failure was proximately caused by its failure to perform any of its material obligations under this Agreement.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

8.01
Termination

        Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time as follows:

(a)
by mutual written consent of each of Parent and the Company; or

(b)
by either Parent or the Company, if:

(i)
the Merger shall not have been consummated on or before 5:00 p.m. (New York time) on April 30, 2019 (the Initial Termination Date); provided that the right to terminate this Agreement pursuant to this Section 8.01(b)(i) shall not be available to any Party if the inaccuracy of such Party's representations or warranties or the failure of such Party to perform or comply with any of its obligations under this Agreement has been the proximate cause of the failure of the Closing to have occurred on or before the Termination Date, provided, further, that if as of the Initial Termination Date, (A) the condition set forth in Section 7.01(c) is the only condition set forth in Article VII that remains unsatisfied or which has not been waived by the Party then entitled to give such waiver (other than (x) the conditions set forth in Sections 7.01(b), 7.02(f) or 7.02(g) and (y) those conditions that by their terms are to be satisfied at the Closing, but that are capable of being satisfied as of the Initial Termination Date (assuming the Closing were to occur on the Initial Termination Date)) or (B) with respect to the Required Notifications, the applicable waiting periods have not expired, the applicable authorizations or consents have not been obtained or there shall have been issued by any U.S. federal court a temporary restraining order or preliminary or permanent injunction preventing the consummation of the Merger, then the Termination Date may be extended by either Parent or the Company until 5:00 p.m. (New York time) on July 30, 2019 (the Final Termination Date);

(ii)
any United States Governmental Authority shall have issued or entered any Order or any Applicable Law shall have been enacted or promulgated that has the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or the Transactions, and in the case of such an Order, such Order shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 8.01(b)(ii) shall not be available to a Party if the issuance of such Order was proximately caused by the failure of such Party, and in the case of Parent, including the failure of Merger Sub, to perform or comply with any of its obligations under this Agreement (including Section 6.03); or

  (iii)
  the Company Stockholder Approval shall not have been obtained upon a vote taken thereon at the Company Stockholder Meeting duly convened therefor or at any adjournment or postponement thereof.

(c)
by the Company if:

(i)
the inaccuracy of any of Parent's or Merger Sub's respective representations or warranties or the breach or failure to perform any of Parent's or Merger Sub's covenants or other obligations set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.03 and (B) is not capable of being cured by Parent or Merger Sub, as applicable, by the Termination Date or, if capable of being cured, shall not have been cured by Parent or Merger Sub on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) calendar days following the Company's delivery of written notice to Parent of such inaccuracy, breach or failure to perform; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(c)(i) if the Company is then in material breach of any of its representations, warranties, covenants or other obligations set forth in this Agreement; or

(ii)
at any time prior to receipt of the Company Stockholder Approval and upon the substantially concurrent payment of the Company Termination Fee pursuant to Section 8.03(a) (it being understood that any purported termination pursuant to this Section 8.01(c)(ii) shall be null and void if the Company does not timely pay the Company Termination Fee), the Company shall have made a Company Adverse Recommendation Change and entered into a definitive agreement with respect to a Superior Proposal in compliance with Section 6.05(d); provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(c)(ii) unless the Company has complied in all material respects with Section 6.05.

(d)
by Parent if:

(i)
the inaccuracy of any of the Company's representations or warranties, or the breach or failure to perform any of the Company's covenants or other obligations set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.02(a) or Section 7.02(b) and (B) is not capable of being cured by the Company by the Termination Date or, if capable of being cured, shall not have been cured by the Company on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) calendar days following Parent's delivery of written notice to the Company of such inaccuracy, breach or failure to perform; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.01(d)(i) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or other obligations set forth in this Agreement;

(ii)
at any time prior to the receipt of the Company Stockholder Approval, the Company Board shall have made a Company Adverse Recommendation Change or the Company shall have failed to include in the Company Proxy Statement the Company Recommendation;

(iii)
if the Company shall have breached in any material respect any of its obligations pursuant to Section 6.05; or

(iv)
at any time after 5:00 p.m. (New York time) on the ESG Termination Date if (x) any or all of the conditions set forth in Sections 7.01(b), 7.02(f) and 7.02(g) are the only conditions set forth in Article VII that remain unsatisfied or that have not been waived by the Party then entitled to give such waiver (other than those conditions that by their terms are to be satisfied at the

    Closing, but that are capable of being satisfied as of such time (assuming the Closing were to occur as of such time)); provided that the right to terminate this Agreement pursuant to this Section 8.01(d)(iv) shall not be available to Parent if the inaccuracy of Parent's representations or warranties or the failure of Parent to perform or comply with any of its obligations under this Agreement is the proximate cause of the failure of the conditions set forth in Sections 7.01(b), 7.02(f) and 7.02(g), as applicable.

8.02
Effect of Termination

        In the event that this Agreement is terminated and the Merger and the other transactions contemplated hereby are abandoned pursuant to Section 8.01, written notice thereof shall be given by the terminating Party to the other Party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect, without liability on the part of any Party, and all rights and obligations of any Party shall cease; provided, however, that no such termination shall relieve any Party of any liability or damages resulting from (a) fraud, or (b) except as provided in Section 8.03, any Willful Breach prior to such termination, and in each such case, the aggrieved Party shall be entitled to all remedies available at law or in equity; and provided, further, that the Confidentiality Agreement, this Section 8.02, Section 8.03, and Article IX shall survive any termination of this Agreement pursuant to Section 8.01.

8.03
Termination Fees

(a)
If this Agreement is terminated by:

(i)
Parent or the Company pursuant to Section 8.01(b)(iii) or by Parent pursuant to Section 8.01(d)(i) (where the Company's breach or failure to perform its covenants or other obligations set forth in this Agreement gave rise to such termination right), and in each case, within nine (9) months after such termination, the Company enters into a definitive agreement with a Person that made a Company Acquisition Proposal (provided, that (x) the references to "twenty percent (20%)" in the definition of Company Acquisition Proposal shall be deemed to be references to "fifty percent (50%)" and (y) in no event shall a definitive agreement involving solely the ESG Business or KLX Energy or any of its Subsidiaries, assets or businesses be deemed a Company Acquisition Proposal as contemplated by this Section 8.03(a)(i));

(ii)
the Company pursuant to Section 8.01(c)(ii); or

(iii)
Parent pursuant to Sections 8.01(d)(ii) or 8.01(d)(iii);

  then, in the case of a termination pursuant to (A) Section 8.03(a)(i), the Company shall pay, or cause to be paid, to Parent the Company Tail Fee or (B) either Section 8.03(a)(ii) or Section 8.03(a)(iii), the Company shall pay, or cause to be paid, to Parent the Company Termination Fee.

(b)
If this Agreement is terminated by Parent pursuant to Section 8.01(d)(iv), then the Company shall pay, or cause to be paid, to Parent the Company Alternative Termination Fee. Notwithstanding anything to the contrary in this Agreement, the Company shall not be relieved of any of its obligations to comply with the covenants and obligations set forth in Section 2.06, Section 6.01 or Section 6.02 until the earlier of the consummation of the Distribution in accordance with the terms hereof and the termination of this Agreement.

(c)
If this Agreement is terminated by Parent or the Company, as applicable, pursuant to: (i) Section 8.01(b)(i), and at the time of such termination, the only condition in Article VII (except for those conditions that by their nature are to be satisfied at the Closing) not satisfied or waived (to the extent such waiver is permitted under Applicable Law) is the condition set forth in

  Section 7.01(c) or the condition set forth in Section 7.01(d) (to the extent such Order or Applicable Law is issued, enacted or promulgated under applicable Antitrust Laws) or (ii) pursuant to Section 8.01(b)(ii), in the event such Order or Applicable Law prevents the satisfaction of the condition set forth in Section 7.01(c) or the condition set forth in Section 7.01(d) (to the extent such Order or Applicable Law is issued, enacted or promulgated under applicable Antitrust Laws), then, in each of the foregoing clauses (i) and (ii), the Parent shall pay, or caused to be paid, to the Company the Parent Termination Fee.

(d)
Any payments required to be made under this Section 8.03 shall be made by wire transfer of same day funds to the account or accounts designated by Parent or the Company, as applicable (x) in the case of clause (a)(i) above, on the same day as the consummation of such Company Acquisition Proposal contemplated therein, (y) in the case of clause (a)(ii) above, concurrently with such termination and (z) in the case of clauses (a)(iii), clause (b) or clause (c) above, within three (3) Business Days of the date of such termination.

(e)
Notwithstanding anything to the contrary set forth in this Agreement, the Parties agree that in no event shall the Company or Parent, as applicable, be required to pay the Company Termination Fee or the Company Alternative Termination Fee, as applicable, or the Parent Termination Fee, as applicable, on more than one occasion.

(f)
Notwithstanding anything in this Agreement to the contrary, (i) if the Company has paid to Parent the Company Termination Fee, the Company Tail Fee or the Company Alternative Termination Fee, as applicable, in accordance with this Section 8.03, the payment of such Company Termination Fee, the Company Tail Fee or the Company Alternative Termination Fee, as applicable, shall be the sole and exclusive remedy of Parent, its Subsidiaries, stockholders, Affiliates, and Representatives against the Company, its Subsidiaries, stockholders, Affiliates and Representatives, and (ii) in no event where the Company Termination Fee, the Company Tail Fee or the Company Alternative Termination Fee, as applicable, has been paid will Parent seek or be entitled to recover any other money damages or any other remedy based on a claim in law or equity with respect to, (A) any loss suffered, directly or indirectly, as a result of the failure of the Merger to be consummated, (B) the termination of this Agreement, (C) any liabilities or obligations arising under this Agreement, or (D) any claims or actions arising out of or relating to any breach, termination or failure of or under this Agreement, in each case other than for payment of the Company Termination Fee, the Company Tail Fee or the Company Alternative Termination Fee, as applicable, and (iii) upon the payment of the Company Termination Fee, the Company Tail Fee or the Company Alternative Termination Fee, as applicable, in accordance with this Section 8.03, neither the Company nor any of its Subsidiaries or Affiliates or Representatives shall have any further liability or obligation to Parent or Merger Sub relating to or arising out of this Agreement or the transactions contemplated by this Agreement, other than in the event of fraud or in the event this Agreement is terminated pursuant to Section 8.01(d)(i) (where the Company's breach or failure to perform its covenants or other obligations set forth in this Agreement gave rise to such termination right). If the Company fails to fulfill its obligation to pay the Company Termination Fee, the Company Tail Fee or the Company Alternative Termination Fee, as applicable, when required to do so pursuant to this Section 8.03, and Parent and/or Merger Sub commences a Proceeding that results in a final judgment against the Company for the Company Termination Fee, the Company Tail Fee or the Company Alternative Termination Fee, as applicable, or any portion thereof, then the Company shall pay Parent and Merger Sub their reasonable, documented out-of-pocket costs and expenses (including reasonable legal fees) in connection with such suit, together with interest on the Company Termination Fee, the Company Tail Fee or the Company Alternative Termination Fee, as applicable, at the "prime rate" as published in the Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the actual date of payment (calculated on the basis of a year of 365 days and the actual number of days elapsed).

(g)
Notwithstanding anything in this Agreement to the contrary, (i) if the Parent has paid to the Company the Parent Termination Fee in accordance with this Section 8.03, the payment of such Parent Termination Fee shall be the sole and exclusive remedy of the Company, its Subsidiaries, stockholders, Affiliates, and Representatives against the Parent, its Subsidiaries, stockholders, Affiliates and Representatives, and (ii) in no event where the Parent Termination Fee has been paid will the Company seek or be entitled to recover any other money damages or any other remedy based on a claim in law or equity with respect to, (A) any loss suffered, directly or indirectly, as a result of the failure of the Merger to be consummated, (B) the termination of this Agreement, (C) any liabilities or obligations arising under this Agreement, or (D) any claims or actions arising out of or relating to any breach, termination or failure of or under this Agreement, and (iii) upon the payment of the Parent Termination Fee in accordance with this Section 8.03, neither the Parent nor any of its Subsidiaries or Affiliates or Representatives shall have any further liability or obligation to the Company relating to or arising out of this Agreement or the transactions contemplated by this Agreement. If the Parent fails to fulfill its obligation to pay the Parent Termination Fee when required to do so pursuant to this Section 8.03, and the Company commences a Proceeding that results in a final judgment against the Parent for the Parent Termination Fee, then the Parent shall pay the Company its reasonable, documented out-of-pocket costs and expenses (including reasonable legal fees) in connection with such suit, together with interest on the Parent Termination Fee at the "prime rate" as published in the Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the actual date of payment (calculated on the basis of a year of 365 days and the actual number of days elapsed).

(h)
The Parties acknowledge and agree that the agreements contained in this Section 8.03 are an integral part of transactions contemplated by this Agreement and that, without these agreements, the Parties would not enter into this Agreement.

8.04
Amendment

        This Agreement may be amended by mutual agreement of the Parties in writing at any time before or after receipt of the Company Stockholder Approval; provided, however, that after the Company Stockholder Approval has been obtained, there shall not be any amendment that by Applicable Law or in accordance with the applicable rules of any stock exchange requires further approval by the stockholders of the Company without such further approval of such stockholders nor any amendment or change not permitted under Applicable Law.

8.05
Extension; Waiver

        At any time prior to the Effective Time, subject to Applicable Law, any Party may (a) extend the time for the performance of any obligation or other act of any other Party, (b) waive any inaccuracy in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

ARTICLE IX
GENERAL PROVISIONS

9.01
Non-Survival of Representations and Warranties

        The representations and warranties in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Effective Time.

9.02
Expenses

        Except as expressly set forth herein, all expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses, whether or not the Merger is consummated; provided, however, Parent, on the one hand, and the Company, on the other hand, shall share equally (i) filing and other fees and expenses in connection with the Required Notifications and (ii) all SEC filing fees.

9.03
Notices

        All notices, consents, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by e-mail or facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.03):

    if to Parent or Merger Sub:

    The Boeing Company
    100 N. Riverside Plaza
    Chicago, IL 60606
    Phone: (312) 544 2820
    Fax: (312) 544 2829
    Email:        Edward.J.Neveril@boeing.com
    Attention: Edward J. Neveril, Chief Counsel of Mergers and Acquisitions

    with a copy (which shall not constitute notice) to:

    Kirkland & Ellis LLP
    300 North LaSalle
    Chicago, IL 60654
    Phone: (312) 862-2000
    Fax: (312) 862 2200
    Email:      scott.falk@kirkland.com

                     michael.weed@kirkland.com
                     joydeep.dasmunshi@kirkland.com
    Attention: R. Scott Falk, P.C.
                      Michael H. Weed, P.C.
                      Joydeep Dasmunshi

    if to the Company:

    KLX Inc.
    1300 Corporate Center Way
    Wellington, FL 33414
    Phone: (561) 383-5100
    Fax: (561) 791-5479
    Email: Roger.Franks@klx.com
    Attention: General Counsel

        with a copy (which shall not constitute notice) to:

    Freshfields Bruckhaus Deringer US LLP
    601 Lexington Avenue, 31st Floor
    New York, NY 10022
    Phone: (212) 277-4000
    Fax: (212) 277-4001
    Email:      Valerie.Jacob@freshfields.com
                     Omar.Pringle@freshfields.com
    Attention: Valerie Ford Jacob, Esq.
                      Omar Pringle, Esq.

9.04
Interpretation; Certain Definitions

(a)
The Parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

(b)
The words "hereof," "herein," "hereby," "hereunder" and "herewith" and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the phrase "without limitation." Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases "the date of this Agreement" and "the date hereof" and terms or phrases of similar import shall be deemed to refer to April 30, 2018, unless the context requires otherwise. References to any information or document being "made available" or "furnished" and words of similar import shall include such information or document having been posted to the Merrill "Project Kiawah" virtual data room (other than in a "clean team only" or other folder with limited access rights) hosted on behalf of the Company at least two Business Days prior to the date of this Agreement. Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. All references to "dollars" or "$" refer to currency of the United States.

9.05
Severability

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

9.06
Assignment

        Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Applicable Law or otherwise) without the prior written consent of the other Parties, except that any Merger Sub may assign any or all of its rights, interests and obligations hereunder to one or more direct or indirect wholly owned Subsidiaries of Parent, or a combination thereof so long as such assignment would not materially delay, impair or prevent consummation of the Merger and so long as Parent remains primarily liable for Merger Sub's obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 9.06 shall be null and void.

9.07
Entire Agreement

        This Agreement (including the exhibits, annexes and appendices hereto and any other agreement entered into among Parent and/or Merger Sub, on the one hand, and the Company, on the other hand, in connection herewith) constitutes, together with the Confidentiality Agreement, the Company Disclosure Schedule and the Parent Disclosure Schedule, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

9.08
No Third-Party Beneficiaries

        This Agreement is not intended to and shall not confer upon any Person other than the Parties any rights or remedies hereunder; provided, however, that it is specifically intended that the D&O Indemnified Parties (with respect to Section 6.06 and this Section 9.08 from and after the Effective Time) are intended third-party beneficiaries of such provisions.

9.09
Governing Law

        This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Applicable Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Applicable Laws of any jurisdiction other than the State of Delaware.

9.10
Specific Performance

        Each Party agrees that that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the Transactions) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the Parties acknowledge and agree that, prior to any termination of this Agreement in accordance with Section 8.01, the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

9.11
Consent to Jurisdiction

(a)
Each of the Parties hereby, with respect to any legal claim or Proceeding arising out of this Agreement or the transactions contemplated by this Agreement, (i) expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (iii) agrees that it will not bring any claim or Proceeding relating to this Agreement or the transactions contemplated by this Agreement except in such courts and (iv) waives, to the fullest extent it may legally and effectively do so, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, any objection which it may now or hereafter have to the laying of venue of any claim or Proceeding arising out of or relating to this Agreement. Notwithstanding the foregoing, each of Parent, Merger Sub and the Company agrees that a final and nonappealable judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(b)
Each Party irrevocably consents to the service of process in any claim or Proceeding with respect to this Agreement and the transactions contemplated by this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other Party may be made by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 9.03 and such service of process shall be sufficient to confer personal jurisdiction over such Party in such claim or Proceeding and shall otherwise constitute effective and binding service in every respect.

9.12
Counterparts

        This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

9.13
WAIVER OF JURY TRIAL

        EACH OF PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BETWEEN ANY OF THEM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, MERGER SUB OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

[Remainder of page intentionally left blank; signature page follows.]

        IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

THE BOEING COMPANY
By:	/s/ ANTHONY K. FISHER
Name:	Anthony K. Fisher
Title:	Vice President, Corporate Development
KELLY MERGER SUB, INC.
By:	/s/ DENISE MCKINNEY
Name:	Denise McKinney
Title:	Vice President
KLX INC.
By:	/s/ AMIN J. KHOURY
Name:	Amin J. Khoury
Title:	Chief Executive Officer

[Signature Page—Agreement and Plan of Merger]

Annex B

April 30, 2018
Board of Directors
KLX Inc.
1300 Corporate Center Way
Wellington, FL 33414

Gentlemen:

        You have requested our opinion as to the fairness from a financial point of view to the holders (other than The Boeing Company ("Boeing") and its affiliates) of the outstanding shares of common stock, par value $0.01 per share (the "Shares"), of KLX Inc. (the "Company") of the $63.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of April 30, 2018 (the "Merger Agreement"), by and among Boeing, Kelly Merger Sub, Inc., a wholly owned subsidiary of Boeing ("Merger Sub"), and the Company, pursuant to which, among other things, Merger Sub will be merged with and into the Company (the "Merger"). Pursuant to the Merger Agreement, prior to (and as a condition to) the consummation of the Merger, the Company will (x) either convert KLX Energy Services, LLC ("KLX Energy Services"), a wholly owned subsidiary of the Company that conducts the ESG Business (as defined in the Merger Agreement), from a Delaware limited liability company into a Delaware corporation or contribute the membership interests in KLX Energy Services to a newly formed Delaware corporation (as so converted, or such entity into which such membership interests are contributed, "ESG Spin Co") and distribute (the "ESG Spin-Off") the outstanding common stock of ESG Spin Co to the equity holders of the Company in accordance with the terms of the Distribution Agreement attached to the Merger Agreement (the "Distribution Agreement") or (y) in the event an ESG Sale Election (as defined in the Merger Agreement) has been made, consummate the transaction contemplated by the ESG Purchase Agreement (as defined in the Merger Agreement) (an "ESG Sale") and distribute the ESG Sale Proceeds (as defined in the Merger Agreement) in respect thereof to the equity holders of the Company (the ESG Spin-Off or the ESG Sale and subsequent distribution of the ESG Sale Proceeds, as the case may be, the "ESG Distribution").

        Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Boeing, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transactions contemplated by the Merger Agreement and the ESG Documents (as defined in the Merger Agreement) (which includes, among other things, the Merger and the ESG Distribution, the "Transactions"). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transactions. We expect to receive fees for our services in connection with the Transactions, the principal portion of which is contingent upon consummation of the Merger, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to Boeing and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner in connection with the issuance of Boeing's 3.375% Global Notes due 2046 (aggregate principal amount of $400 million), 2.250% Global Notes due 2026 (aggregate principal amount of $400 million) and 1.875% Global Notes due 2023 (aggregate principal amount of $400 million) in May 2016; as joint bookrunner in connection with the issuance of Boeing's 3.650% Global Notes due 2047 (aggregate principal amount of $300 million), 2.800% Global Notes due 2027 (aggregate principal amount of $300 million) and 2.125% Global Notes due 2022 (aggregate principal amount of $300 million) in February 2017 and as joint bookrunner in connection with the issuance of Boeing's 3.625% Global Notes due 2048 (aggregate principal amount of $350 million), 3.550% Global Notes due 2038 (aggregate principal amount of $350 million), 3.250% Global Notes due 2028 (aggregate principal amount of $350 million) and 2.800% Global Notes due 2023 (aggregate principal amount of $350 million) in February 2018. We may also in the future provide financial advisory and/or underwriting services to the Company, Boeing and their respective affiliates for which our Investment Banking Division may receive compensation.

        In connection with this opinion, we have reviewed, among other things, the Merger Agreement (including the attachments thereto); the Company's registration statement on Form 10 dated August 29, 2014 relating to the spin-off of the Company from B/E Aerospace, Inc.; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the four fiscal years ended January 31, 2018; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; certain internal financial analyses and forecasts for the Company excluding the ESG Business prepared by its management, as approved for our use by the Company (the "Forecasts"); and certain internal analyses prepared by the management of the Company relating to the net operating losses of the Company, as approved for our use by the Company (the "Tax Analyses"). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the distribution industry and the aerospace and defense industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

        For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts and the Tax Analyses have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries, including KLX Energy Services, and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on the Company or on the expected benefits of the Transactions in any way meaningful to our analysis. We have assumed that the Transactions will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

        Our opinion does not address the underlying business decision of the Company to engage in the Transactions, or the relative merits of the Transactions as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Boeing and its affiliates) of Shares, as of the date hereof, of the $63.00 in cash per Share to be paid to such holders pursuant to the Merger Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Merger Agreement or Transactions (including the ESG Distribution) or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Transactions, including, the ESG Documents or any election made, or consideration payable, in connection therewith, the ESG Distribution, the fairness of the Transactions to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transactions, whether relative to the $63.00 in cash per Share to be paid to the holders (other than Boeing and its affiliates) of Shares pursuant to the Merger Agreement or otherwise. We are not expressing any opinion as to the prices at which the shares of ESG Spin Co will trade at any time or as to the impact of the Transactions on the solvency or viability of the Company, ESG Spin Co or Boeing or the ability of the Company, ESG Spin Co or Boeing to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Merger and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to the Merger or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $63.00 in cash per Share to be paid to the holders (other than Boeing and its affiliates) of Shares pursuant to the Merger Agreement is fair from a financial point of view to such holders.

Very truly yours,
/s/ GOLDMAN SACHS & CO. LLC
(GOLDMAN, SACHS & CO. LLC)

Annex C

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262 Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D

                             , 2018

KLX INC.

and

KLX ENERGY SERVICES HOLDINGS, INC.

DISTRIBUTION AGREEMENT

D-i

D-ii

PAGE
EXHIBIT 8.01 TRANSITION SERVICES AGREEMENT
EXHIBIT 8.02 EMPLOYEE MATTERS AGREEMENT
EXHIBIT 8.03 IP MATTERS AGREEMENT

D-iii

DISTRIBUTION AGREEMENT

        THIS DISTRIBUTION AGREEMENT (this Agreement), dated as of [    •    ], 2018, is entered into by and between KLX Inc., a corporation formed under the laws of the State of Delaware (KLX), and KLX Energy Services Holdings, Inc., a corporation formed under the laws of the State of Delaware (ESG SpinCo). KLX and ESG SpinCo are referred to herein individually as a Party and collectively as the Parties.

RECITALS

        WHEREAS, the KLX Group currently conducts the ASG Business, and, through the ESG Group, KLX also currently conducts the ESG Business;

        WHEREAS, the board of directors of KLX (the Board) has determined that it is appropriate, desirable and in the best interests of KLX and its shareholders to separate the ASG Business and the ESG Business through a taxable spin-off of the ESG Business into a separate publicly traded company (the Spin-Off);

        WHEREAS, [ESG SpinCo has been converted into a Delaware corporation] / [the membership interests in KLX Energy Services LLC have been contributed into ESG SpinCo prior to the date hereof] (the Pre-Spin Transaction) and KLX owns all of the issued and outstanding shares of common stock, par value $[    •    ] per share, of ESG SpinCo (the ESG SpinCo Common Stock);

        WHEREAS, in order to effect the Spin-Off, KLX wishes to distribute all of the ESG SpinCo Common Stock to the holders of issued and outstanding shares of common stock, par value $0.01 per share, of KLX (KLX Common Stock) as of the Record Date (the Distribution) in accordance with this Agreement, and to provide for, among other things, the treatment of restricted stock, RSU and PSU awards of KLX in connection with the Spin-Off in accordance with the Employee Matters Agreement;

        WHEREAS, KLX and The Boeing Company (the ASG Buyer) entered into an Agreement and Plan of Merger on April 30, 2018 (the ASG Merger Agreement), pursuant to which a wholly owned subsidiary of the ASG Buyer (Merger Sub) will be merged with and into KLX, whereupon the separate existence of the Merger Sub shall cease, and KLX will continue as the surviving corporation and as a direct or indirect wholly owned subsidiary of the ASG Buyer (the ASG Merger); and

        WHEREAS, it is a condition to the consummation of the ASG Merger Agreement that the Distribution shall have occurred.

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual terms, conditions and other agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
DEFINITIONS

        As used herein, the following terms have the following meanings:

        336 Election has the meaning set forth in Section 4.06(a).

        Agent means the distribution agent appointed by KLX (who shall be a reputable, nationally recognized agent, reasonably acceptable to the ASG Buyer) to distribute to the Record Holders, pursuant to the Distribution, the shares of ESG SpinCo Common Stock held by KLX.

        Affiliate means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

        Agreement has the meaning set forth in the Preamble.

        Agreement Disputes has the meaning set forth in Section 7.01.

        Ancillary Agreements means the agreements entered into by the Parties and their Subsidiaries in connection with the Spin-Off and the Distribution (other than the ASG Merger Agreement), including the Transition Services Agreement, the IP Matters Agreement and the Employee Matters Agreement.

        Applicable Law means any supra-national, federal, national, state, municipal or local statute, law, ordinance, regulation, rule, code, order (whether executive, legislative, judicial or otherwise), judgment, injunction, notice, decree or other requirement or rule of law or legal process (including common law), or any other Order of, or agreement issued, promulgated or entered into by, any Governmental Authority.

        ASG Business means all businesses of KLX and its Subsidiaries, other than the ESG Business.

        ASG Buyer has the meaning set forth in the Recitals.

        ASG Merger has the meaning set forth in the Recitals.

        ASG Merger Agreement has the meaning set forth in the Recitals.

        Asset means, with respect to any Person, all assets, properties, claims and rights (including goodwill and rights pursuant to Contracts), wherever located (including in the possession of vendors or other Persons or elsewhere), of every kind, character and description, whether real, personal or mixed, tangible or intangible, or accrued or contingent, in each case, whether or not recorded or reflected or required to be recorded or reflected on the Records or financial statements of such Person.

        Audit Firm means an internationally recognized accounting firm experienced in resolving disputes of a type contemplated by Section 3.01(b).

        Audited Party has the meaning set forth in Section 3.07(b).

        Business Day means a day, other than a Saturday or Sunday or other day on which commercial banks are authorized or required by Applicable Law to close in New York City, New York.

        Carry-Over Basis Election has the meaning set forth in Section 4.06(a).

        Closing Date has the meaning set forth in the ASG Merger Agreement.

        Code means the U.S. Internal Revenue Code of 1986, as amended.

        Confidential Information means confidential or proprietary information concerning a Party and/or any other member of such Party's Group which, prior to or following the Effective Time, has been disclosed by a Party or any other member of such Party's Group to another Party or any other member of such Party's Group, in written, oral (including by recording), electronic, or visual form to, or otherwise has come into the possession of, the other Party or any other member of such Party's Group, including pursuant to any provision of this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of such Party or any other member of such Party's Group, (ii) lawfully acquired from other sources (other than the other Group) by such Party or any other member of such Party's Group to which it was furnished or (iii) independently developed or generated without reference to or use of the respective proprietary or confidential information of the other Party or any of its subsidiaries; provided, however, in the case of clause (ii) that, to the knowledge of the Party or other member of such Party's Group to which such information was furnished, such sources did not provide such information in breach of any confidentiality obligations).

        Contract means any written or oral arrangement, contract, agreement, instrument, lease, license, sublicense, or commitment that, in each case, is binding on any member of the KLX Group or the ESG Group, as applicable.

        Disclosure Documents means any registration statement (including any registration statement on Form 10) or other document filed with the SEC by or on behalf of any Party or any of its controlled Affiliates, and also includes any information statement, prospectus, offering memorandum, offering circular or similar disclosure document, whether or not filed with the SEC or any other Governmental Authority, in each case which offers for sale or registers the transfer or distribution of any security of such Party or any of its controlled Affiliates.

        Disputed Items has the meaning set forth in Section 3.01(b).

        Distribution has the meaning set forth in the Recitals.

        Distribution Date means the date on which the Distribution occurs.

        Effective Time means 11:59 pm Eastern Time on the Distribution Date.

        Employee Matters Agreement has the meaning set forth in Section 8.02.

        Encumbrance means any security interest, pledge, hypothecation, lien, right of first refusal, right of way, license, encroachment, claim, charge, mortgage or encumbrance of any kind.

        Escalation Notice has the meaning set forth in Section 7.02(a).

        ESG Assets means all Assets of the KLX Group or the ESG Group (other than any inter-Group Contracts or arrangements) that are (i) primarily used by a member of the ESG Group in support of the ESG Business, but excluding any Asset without which the ASG Business would not have all Assets necessary to operate in the same manner in which the ASG Business operated as of prior to the execution of the ASG Merger Agreement and (ii) set forth in Exhibit A.

        ESG Business means the business of providing technical services and related rental equipment to oil and gas exploration and production companies in remote oil and gas producing regions solely as conducted by the ESG Group but does not include any other business operated or conducted by any member of the KLX Group.

        ESG Business Employee means (a) any employee of any member of the ESG Group and (b) those employees of the KLX Group set forth on Schedule I—Part A.

        ESG SpinCo has the meaning set forth in the Recitals.

        ESG SpinCo Common Stock has the meaning set forth in the Recitals.

        ESG D&O Indemnified Parties has the meaning set forth in Section 3.05(a).

        ESG D&O Release has the meaning set forth in Section 3.05(b).

        ESG Group means ESG SpinCo, KLX RE Holdings LLC and each Person that becomes a Subsidiary of ESG SpinCo after the Distribution, including in each case any Person that is merged or consolidated with and into ESG SpinCo or any Subsidiary of ESG SpinCo.

        ESG Indemnitees means each member of the ESG Group and each of their respective Affiliates and their respective directors, officers, employees, managers and agents and each of the heirs, executors, successors and assigns of any of the foregoing, other than the KLX Indemnitees.

        ESG Liability means any and all Liabilities to the extent relating to, arising out of or resulting from (whether or not such Liabilities arise under "successor liability," "piercing the corporate veil," or similar legal theories): (A) the operation or conduct of the ESG Business prior to, on or after the Effective Time; (B) the operation or conduct of any business conducted by any member of the ESG Group at any time after the Effective Time; (C) any ESG Assets, whether arising before, on or after the Effective Time; (D) any Indebtedness to the extent relating to or incurred by, in support of or in connection with the ESG Business or to the extent secured by any of the ESG Assets (including any Liabilities relating to, arising out of or resulting from a claim by a holder of any such Indebtedness, in its capacity as such); (E) any ESG Litigation Matter, Future ESG Litigation Matter and, and solely to the extent relating to the ESG Business or ESG Assets, any Future Joint Litigation Matter; and (F) activities of any member of the KLX Group or their Representatives acting on behalf of or in support of the ESG Business at any time prior to the Effective Time; provided that (i) in no event shall any Transaction Expenses be an ESG Liability (without prejudice to any reimbursement of Spin Costs pursuant to Section 3.01(c)) and (ii) for purposes of this definition of "ESG Liability", Indebtedness shall exclude (x) all amounts taken into in the calculation of the FCF Net Amount and (y) all Indebtedness set forth on Section 4.04(b) of the Company Disclosure Schedule to the ASG Merger Agreement.

        ESG Litigation Matters means the Proceedings set forth in Schedule I- Part B and any other Proceedings to the extent related to ESG Assets or to ESG Liabilities.

        ESG Names and Marks means, collectively, any Trademark included in ESG SpinCo's Intellectual Property and/or ESG Assets, any variation or acronym thereof, or any Trademark or other identifier of source or goodwill containing, incorporating or associated with any such Trademark.

        Expiration Time has the meaning set forth in Section 3.01(b).

        FCF Net Amount means the amount of "Business Free Cash Flows, Net" of the ESG Group measured for the period beginning on May 1, 2018 through the Effective Time, calculated in accordance with the statement of cash flows of the ESG Group attached as Schedule I—Part C and consisting of the line items set forth thereon, in each case as derived from the books and records of the KLX Group and calculated in a manner consistent with the accounting practices and principles applied by KLX in the preparation of its financial statements filed with the SEC; provided, however, that (i) Transaction Expenses and (ii) the ESG Cash (as defined in the ASG Merger Agreement) contributed to ESG in connection with the Distribution, shall be excluded from the calculation of Business Free Cash Flows Net.

        Final Funding Statement has the meaning set forth in Section 3.01(b).

        Form 10 means the Registration Statement on Form 10, including the Information Statement, filed in connection with the Distribution, as amended from time to time, in the form in which it is declared effective by the SEC.

        Funding Statement has the meaning set forth in Section 3.01(a).

        Future ESG Litigation Matter has the meaning set forth in Section 5.09(b)(ii).

        Future Joint Litigation Matter has the meaning set forth in Section 5.09(b)(iii).

        Future KLX Litigation Matter has the meaning set forth in Section 5.09(b)(i).

        GAAP shall mean United States generally accepted accounting principles.

        Governing Documents means the charter, organizational and other documents by which any Person other than an individual establishes its legal existence or which govern its internal affairs, and shall include: (i) in respect of a corporation, its certificate or articles of incorporation or association and its bylaws; (ii) in respect of a partnership, its certificate of partnership and its partnership agreement; and

(iii) in respect of a limited liability company, its certificate of formation and operating or limited liability company agreement.

        Governmental Authority means any (a) nation, region, state, county, city, town, village, district or other jurisdiction, (b) federal, state, local, municipal, foreign or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department or other entity and any court or other tribunal), (d) multinational or supra-national organization exercising judicial, legislative or regulatory power or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, fiscal, legislative, police, regulatory or taxing power of any nature of any federal, state, local, municipal, foreign or other government, in each case, anywhere throughout the world.

        Group means the KLX Group or the ESG Group, as the context may require.

        Indebtedness shall mean, with respect to a Person, all Liabilities of such Person (i) for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money; (ii) to repay any amounts owed as evidenced by notes, debentures, bonds or other similar instruments reflecting indebtedness; (iii) under any conditional sale, title retention or similar arrangement, or with respect to any deferred purchase price of any assets or services, contingent or otherwise (including "earn-outs", indemnities, post-closing true-ups and "seller notes" payable with respect to the acquisition of any business, assets or securities, but excluding trade accounts payable arising in the ordinary course of business consistent with past practice); (iv) on any letter of credit or similar credit transaction securing obligations of any Person (to the extent drawn or outstanding); (v) to pay rent or other amounts under any lease of real or personal property, or other similar Contract, that is required to be classified or accounted for as a capital lease in accordance with GAAP; (vi) constituting a guarantee of any liabilities of any other Persons; (vii) for deferred rent or royalties under any lease, license, concession or other similar arrangement; and (viii) secured by an encumbrance on any of such Person's assets, including as may be applicable in connection with any of the forgoing clauses (i) through (viii) any unpaid principal, premium, accrued and unpaid interest, prepayment penalties, commitments and other fees payable in connection with the payoff or termination thereof, and (ix) any cash advances made by such Person to any of its customers or suppliers.

        Indemnified Party has the meaning set forth in Section 4.07(a).

        Indemnifying Party has the meaning set forth in Section 4.07(a).

        Indemnitees means the KLX Indemnitees or the ESG Indemnitees, as the case may be.

        Information Statement means the Information Statement attached as an exhibit to the Form 10 to be sent to the holders of KLX Common Stock in connection with the Distribution, as such Information Statement may be amended from time to time.

        Intercompany Balances means all intercompany receivables, payables, loans and other accounts or transactions between any member of the KLX Group, on the one hand, and any member of the ESG Group, on the other hand, in existence as of the end of the Distribution Date.

        Intellectual Property means all intellectual property rights of any type in any jurisdiction, including patents and patent applications; registered trademarks and trademark applications; design rights, trade names and service marks; trade dress; Internet domain names; copyrights; rights in computer software (including source code and object code) data, databases, and documentation thereof; rights in inventions; trade secrets and know-how; and any other intellectual property right having equivalent or similar effect to the rights referred to above; in each case, anywhere in the world.

        Internal Control Audit has the meaning set forth in Section 3.07(a).

        IP Matters Agreement has the meaning set forth in Section 8.03.

        KLX Assets means all Assets of the KLX Group or the ESG Group (other than any inter-Group Contracts or arrangements) owned or leased by any member of the KLX Group or that is not an ESG Asset.

        KLX Combined Income Tax Return means any consolidated, combined unitary or other similar Tax Return with respect to any profit and/or loss sharing group, group payment or similar group or fiscal unity that actually includes, by election or otherwise, one or more members of the KLX Group together with one or more members of the ESG Group.

        KLX D&O Indemnified Parties has the meaning set forth in Section 3.05(c).

        KLX D&O Release has the meaning set forth in Section 3.05(d).

        KLX Group means KLX, each Person that will be a Subsidiary of KLX (other than the members of the ESG Group) immediately following the Distribution, and each Person that becomes a Subsidiary of KLX after the Distribution, including in each case any Person that is merged or consolidated with and into KLX or any Subsidiary of KLX after the Distribution.

        KLX Indemnitees means each member of the KLX Group and each of their respective Affiliates and their respective directors, officers, employees, managers and agents and each of the heirs, executors, successors and assigns of any of the foregoing, other than the ESG Indemnitees.

        KLX Liability means any and all Liabilities to the extent relating to, arising out of or resulting from (whether or not such Liabilities arise under "successor liability," "piercing the corporate veil," or similar legal theories): (A) the operation or conduct of the ASG Business prior to, on or after the Effective Time; (B) the operation or conduct of any business conducted by any member of the KLX Group at any time after the Effective Time; (C) any KLX Assets, whether arising before, on or after the Effective Time; (D) any Indebtedness other than Indebtedness that is an ESG Liability pursuant to clause (E) of the definition thereof; (F) any KLX Litigation Matter, Future KLX Litigation Matter and, to the extent relating to the ASG Business, any Future Joint Litigation Matter; (G) activities of any member of the ESG Group or their Representatives acting on behalf of or in support of the ASG Business at any time prior to the Effective Time; and (H) any Transaction Expenses (without prejudice to any reimbursement of Spin Costs pursuant to Section 3.01(c)).

        KLX Litigation Matters means the Proceedings set forth in Schedule I—Part D, any Proceedings by any shareholders by or on behalf of shareholders of KLX in their capacity as such (including any derivative Proceeding) and any other Proceedings related to the KLX Assets or KLX Liabilities.

        KLX Names and Marks means, collectively, any Trademark included in the KLX Intellectual Property and/or KLX assets, any variation or acronym thereof, or any Trademark or other identifier of source or goodwill containing, incorporating or associated with any such Trademark.

        Liability means any liability, debt, obligation, duty, deficiency, interest, Tax, penalty, fine, demand, judgment, cause of action or other damage or loss (including loss of benefit), cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, known or unknown, accrued or unaccrued, liquidated or unliquidated, whether or not foreseeable, and whether due or to become due and regardless of when asserted.

        Losses means any and all damages, losses, Liabilities, penalties, judgments, settlements, claims, payments, fines, interest, costs and expenses (including the costs and expenses of any and all Proceedings, assessments, judgments, settlements and compromises relating thereto and the reasonable costs and expenses of attorneys', accountants', consultants' and other professionals' fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder) and excluding Taxes.

        Management Assessments has the meaning set forth in Section 3.07(a).

        Merger Sub has the meaning set forth in the Recitals.

        Order shall mean any decree, order, judgment, injunction, temporary restraining order, writ, determination, ruling, settlement or stipulation or other order in any Proceeding or similar requirement by or with any Governmental Authority.

        Other Party's Auditors has the meaning set forth in Section 3.07(a).

        Party or Parties has the meaning set forth in the Preamble.

        Party has the meaning set forth in the Preamble.

        Person shall mean any individual or any corporation, limited liability company, partnership, trust, association or other entity of any kind.

        Pre-Spin Transaction has the meaning set forth in the Recitals.

        Proceeding shall mean legal, administrative, arbitral, civil, criminal, investigative, appellate or other proceedings, suits, claims, charges, complaints, settlements, hearings, audits, examinations, or actions.

        Record Date means 11:59 pm Eastern Time on the date to be determined by the Board as the record date for determining the KLX Shares in respect of which shares of ESG SpinCo Common Stock will be distributed pursuant to the Distribution.

        Record Holders has the meaning set forth in Section 2.01(b)(i).

        Registration Expenses has the meaning set forth in Section 4.10(e).

        Representatives means, with respect to a Person, the directors, managers, officers, employees, agents or advisors (including attorneys, accountants, consultants, bankers and financial advisors) of such Person.

        Review Period has the meaning set forth in Section 3.01(b).

        SEC means the United States Securities and Exchange Commission.

        Securities Act means the United States Securities Act of 1933, as amended.

        Spin Costs means all fees, expenses, and other amounts that have been incurred or are payable by any member of the KLX Group (or incurred or paid by the ESG Group prior to the Effective Time) to the extent payable or incurred in connection with the preparation, negotiation and execution of this Agreement, the ESG Documents, the ESG Registration Statement and the Other ESG Required Filings (in each case, as defined in the ASG Merger Agreement), and the other transaction documents contemplated hereby and thereby and the evaluation, preparation for, review of, negotiation and consummation of the Spin-Off and the other transactions contemplated hereby and thereby, including the following: (a) the fees and disbursements of, or other similar amounts charged by, counsel to any such Persons, (b) the out of pocket expenses, if any, of any such Persons; and (c) the fees and expenses of, or other similar amounts charged by, any accountants, agents, financial advisors, consultants, and experts employed by any such Person; provided that in no event shall Spin Costs include (i) any of the foregoing incurred in connection with any dispute between the Parties hereto (or any member of their respective Groups) or Section 3.01 or (ii) any consent fees payable to bondholders, lenders or an agent on their behalf in connection with the Consent or the Bank Consent (each as defined in the ASG Merger Agreement) and any fees of JPMorgan Chase Bank associated therewith.

        Spin Costs Cap means $10,000,000.

        Spin-Off has the meaning set forth in the Recitals.

        Subsidiary of a Person shall mean any other Person with respect to which the first Person (i) has the right to elect a majority of the board of directors or other Persons performing similar functions or

(ii) beneficially owns more than fifty percent (50%) of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons.

        Tax means any and all national, federal, state, local municipal and foreign income, capital gains, profits, margin franchise, gross receipts, margin, capital, net worth, sales, use, withholding, payroll, estimated, goods and services, value added, ad valorem, alternative or add-on, registration, environmental, custom, general business, employment, social security (or similar), disability, workmen's compensation, business, occupation, unemployment, premium, real property, personal property (tangible and intangible), capital stock, stamp, customs, transfer (including real property transfer or gains), conveyance, severance, production, excise, environmental (including Code section 59A), windfall profits and other taxes, governmental fees, withholdings, duties, charges, fees, levies, imposts, license and registration fees and other similar charges and assessments in lieu of, or in the nature of, a tax (including any and all fines, penalties, assessments, and additions attributable to or otherwise imposed on or with respect to any such taxes, fees, levies, duties, tariffs, imposts, and other similar charges or assessments (together with any and all interest, penalties and additions to tax)) computed on a separate or consolidated, unitary or combined basis, imposed by or on behalf of any Taxing Authority and (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee liability, joint and several liability, or for being a member of an affiliated, consolidated, combined, unitary or other group (defined within the meaning of Section 1504(a) of the Code or any similar provision of foreign, state or local Applicable Law) for any period, or payable by reason of contract assumption, operation of Law, or otherwise, and (iii) any liability for the payment of amounts described in clause (i) or (ii) as a result of any Tax sharing, Tax indemnity or Tax allocation agreement or any other express agreement to pay or indemnify any other Person whether by contract or otherwise.

        Tax Contest means any audit, examination, investigation, dispute, claim or other administrative or judicial proceeding or review or other Proceeding by or with a Taxing Authority with respect to Taxes or Tax Returns.

        Tax Elections has the meaning set forth in Section 4.06(a).

        Tax Return means any return, declaration of estimated Tax, report, estimate, claim for refund, information return or statement, including any related or supporting information with respect to any of the foregoing, filed or to be filed with any Taxing Authority in connection with the determination, assessment, collection or administration of any Tax.

        Taxing Authority means any Governmental Authority exercising Tax regulatory authority.

        Third Party Claim has the meaning set forth in Section 4.07(a).

        Trademarks means trademarks, slogans, logos, symbols, certification marks, collective marks, uniform resource locators (URL's), corporate names, service marks, trade dress and Internet domain names, trade names, whether statutory or common law, whether registered or unregistered, whether establisher or registered in the United States or any other country, and registrations and applications for registration thereof, together with the goodwill associated therewith and any and all (i) rights and privileges arising under Applicable Law and international treaties and conventions with respect to such use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present.

        Transaction Expenses means all fees, expenses, and other amounts that have been incurred or are payable by any member of the KLX Group in connection with the preparation, negotiation, and execution of this Agreement, the ASG Merger Agreement, the Ancillary Agreements and the other transaction documents contemplated hereby and thereby and the evaluation, preparation for, review of, negotiation and consummation of the transactions contemplated hereby and thereby and of other strategic alternatives, including the following: (a) the fees and disbursements of, or other similar amounts charged by, counsel to any such Persons, (b) the out of pocket expenses, if any, of any such Persons; (c) the fees and expenses of, or other similar amounts charged by, any accountants, agents, financial advisors, consultants, and experts employed by any such Person and (d) any and all consent fees payable to bondholders, lenders or an agent on their behalf in connection with the Consent or the Bank Consent (each, as defined in the ASG Merger Agreement) and any fees of JPMorgan Chase Bank associated therewith, but specifically excluding any Spin Costs in excess of the Spin Costs Cap and any fees, expenses, and other amounts incurred or payable by the ESG Group after the Effective Time; provided that in no event shall Transaction Expenses include any of the foregoing incurred in connection with any dispute between the Parties hereto (or any member of their respective Groups) or Section 3.01.

        Transition Services Agreement has the meaning set forth in Section 8.01.

ARTICLE II
THE DISTRIBUTION

2.01
The Distribution

(a)
ESG SpinCo shall cooperate with KLX to accomplish the Distribution and shall promptly take any and all actions reasonably necessary or desirable to effect the Distribution. KLX shall select an investment bank or manager in connection with the Distribution, as well as a financial printer, the Agent and financial, legal, accounting and other advisors and consultants for ESG SpinCo. KLX or ESG SpinCo, as the case may be, will provide, or cause the applicable member of its Group to provide, to the Agent all share certificates and any documentation or information required in order to complete the Distribution.

(b)
Subject to the terms hereof,

(i)
on or prior to the Distribution Date, for the benefit of and distribution to the holders of issued and outstanding KLX Shares (other than, for the avoidance of doubt, restricted stock awards, performance stock unit awards or restricted stock unit awards granted pursuant to KLX equity plans, which shall be treated as provided for in the Employee Matters Agreement) as of the Record Date (the Record Holders), KLX will deliver to the Agent all of the issued and outstanding shares of ESG SpinCo Common Stock then owned by KLX and book-entry authorizations for such shares; and

(ii)
on the Distribution Date, KLX shall instruct the Agent to distribute, by means of a pro rata dividend, to each Record Holder (or such Record Holder's bank or brokerage firm on such Record Holder's behalf) electronically, by direct registration in book-entry form, the number of shares of ESG SpinCo Common Stock to which such Record Holder is entitled based on a distribution ratio to be determined by KLX in its sole discretion.

(c)
The Distribution shall be effective at the Effective Time. On or as soon as practicable after the Distribution Date, the Agent will mail to each Record Holder an account statement indicating the number of shares of ESG SpinCo Common Stock that have been registered in book-entry form in the name of such Record Holder.

2.02
Fractional Shares

        Shareholders holding a number of shares of KLX Shares, on the Record Date, which would entitle such shareholders to receive less than one whole share of ESG SpinCo Common Stock in the Distribution will receive cash, without any interest thereon, in lieu of fractional shares. Fractional shares of ESG SpinCo Common Stock will not be distributed in the Distribution nor credited to book-entry accounts. The Agent shall, as soon as practicable after the Distribution Date, (a) determine the number of whole shares and fractional shares of ESG SpinCo Common Stock allocable to each Record Holder, (b) aggregate (as completely as possible) all such fractional shares into whole shares and sell the whole shares obtained thereby in open market transactions, in each case, at then-prevailing trading prices on behalf of holders who would otherwise be entitled to fractional share interests and (c) distribute to each such holder, or for the benefit of each beneficial owner, such holder's or owner's ratable share of the net proceeds of such sale, based upon the average gross selling price per share of ESG SpinCo Common Stock after making appropriate deductions for any amount required to be withheld under Applicable Law and less any brokers' charges, commissions or transfer Taxes. ESG SpinCo shall bear the cost of brokerage fees incurred in connection with these sales of fractional shares, which sales shall occur as soon after the applicable Distribution Date as practicable and as determined by the Agent. None of KLX, ESG SpinCo or the Agent will guarantee any minimum sale price for the fractional shares of ESG SpinCo Common Stock. Neither KLX nor ESG SpinCo will pay any interest on the proceeds from the sale of fractional shares. The Agent will have the sole discretion to select the broker-dealers through which to sell the aggregated fractional shares and to determine when, how and at what price to sell such shares. Neither the Agent nor the broker-dealers through which the aggregated fractional shares are sold will be Affiliates of KLX or ESG SpinCo.

2.03
Distribution Date

        The consummation of the transactions provided for in this ARTICLE II shall only be effected after the Distribution has been declared by the Board and after all of the conditions set forth in Section 2.04 shall have been satisfied.

2.04
Conditions to the Distribution

        The consummation of the Distribution shall be subject to the satisfaction of the following conditions:

(a)
The Board, in its sole and absolute discretion, shall have authorized and approved the transactions contemplated hereby and not withdrawn such authorization and approval, shall be satisfied that the Distribution will be made out of surplus in accordance with Section 170 of the General Corporation Law of the State of Delaware and shall have declared the dividend of ESG SpinCo Common Stock to the holders of issued and outstanding KLX Shares;

(b)
The Form 10 shall have been declared effective by the SEC and shall not be the subject of any stop order or proceedings seeking a stop order, all necessary permits and authorizations under the Securities Act and the Exchange Act relating to the issuance and trading of shares of ESG SpinCo. ESG SpinCo Common Stock shall have been obtained and be in effect, and such shares of ESG SpinCo. ESG SpinCo Common Stock shall have been approved for listing on the NASDAQ and the period of time specified by Applicable Law for the mailing of an Information Statement shall have expired (assuming such Information Statement is mailed immediately after the ESG Registration Statement (as defined in the ASG Merger Agreement) is declared effective by the SEC, whether or not the Information Statement has in fact been mailed).

(c)
Any approvals of non-United States Governmental Authorities required in connection with the Spin-Off or the Distribution shall have been obtained;

(d)
No Governmental Authority having jurisdiction over the KLX Group or the ESG Group shall have issued or entered any Order after the date of this Agreement, and no Applicable Law shall have been enacted or promulgated after the date of this Agreement, in each case, that is then in effect and has the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the Distribution or the other transactions contemplated hereby; and

(e)
The Merger Agreement has not been terminated pursuant to its terms.

        Notwithstanding anything to the contrary in this Agreement, none of the Parties shall consummate the Distribution prior to obtaining the Consent and the Bank Consent (each, as defined in the ASG Merger Agreement) if the Distribution occurs other than substantially concurrently with the Closing, and no Party shall be obligated to consummate the Distribution prior to obtaining such Consent and such Bank Consent unless the Distribution occurs substantially concurrently with the Closing (as defined in the ASG Merger Agreement) and the ASG Buyer provides a sufficient amount of cash on the Closing Date in order to enable KLX to satisfy and discharge the Company Notes and to pay the Payoff Amount with respect to the Existing Credit Agreement (each, as defined in the ASG Merger Agreement).

ARTICLE III
COVENANTS

3.01
ESG Funding Adjustment

(a)
As soon as reasonably practicable following the Closing Date, but in any event within sixty (60) days thereafter, KLX shall prepare in good faith and deliver to ESG SpinCo, at the sole expense of KLX, a statement setting forth its calculation of the (i) FCF Net Amount and (ii) the Spin Costs, in each case together with reasonable supporting documentation related to such calculation (the Funding Statement). During such 60-day period, ESG SpinCo shall provide KLX and its accountants with reasonable access to the books and records of ESG SpinCo, during regular business hours and on reasonable advance notice, to the extent reasonably necessary for KLX and its accountants to prepare the Funding Statement. The Funding Statement shall be prepared in accordance with this Agreement.

(b)
For a period of thirty (30) days following its receipt of the Funding Statement (the Review Period), ESG SpinCo shall be entitled to review the Funding Statement to confirm the accuracy thereof and of KLX's calculations. During the Review Period, KLX shall provide ESG SpinCo and its accountants reasonable access to the books and records of the KLX Group, during regular business hours and on reasonable advance notice, to the extent reasonably necessary for ESG SpinCo and its accountants to assess the accuracy of the Funding Statement, to prepare a notice of Disputed Items, if any, or to prepare materials for presentation to the Audit Firm. If ESG SpinCo fails to give KLX written notice of any Disputed Items by 11:59 PM Eastern Time on the last day of the Review Period (the Expiration Time), then the Funding Statement shall become the Final Funding Statement for purposes hereof and shall be binding on the Parties. If ESG SpinCo disputes any items on the Funding Statement, ESG SpinCo shall deliver a written notice of such disputed items to KLX prior to the Expiration Time; provided that, such disputed items shall be based only on the existence of mathematical errors in the Funding Statement or on the failure of one or more components of the FCF Net Amount or the Spin Costs to be prepared in accordance with this Agreement (the Disputed Items) and on no other basis. The notice of Disputed Items shall specify in reasonable detail any adjustment to the FCF Net Amount proposed by ESG SpinCo and the basis therefor, including in each case the specific items and amounts proposed to be adjusted. If ESG SpinCo gives KLX written notice of any Disputed Items prior to the Expiration Time, KLX and ESG SpinCo shall attempt in good faith to agree on any adjustments that should be made to the Funding Statement. If KLX and ESG SpinCo fail to resolve any Disputed Item within forty (40) days after ESG SpinCo receives the Funding Statement, the Parties will promptly engage the Audit Firm to resolve any such Disputed Items in accordance with the terms of this Agreement, and, in connection with such engagement, KLX, ESG SpinCo and any other member of their respective Groups, shall execute any engagement, indemnity or other agreements as the Audit Firm may require as a condition to such engagement. The Audit Firm's engagement shall be limited to the resolution of Disputed Items that have been identified by ESG SpinCo, and no other matter relating to the Final Funding Statement shall be subject to determination by the Audit Firm. KLX and ESG SpinCo shall reasonably cooperate with the Audit Firm in an effort to resolve any Disputed Item as soon as reasonably possible after the Audit Firm is engaged. The decision of the Audit Firm shall be made within thirty (30) days after being engaged, or as soon as possible thereafter. In any event, the Audit Firm's decision with respect to the Disputed Items shall be final and binding on the Parties. The Funding Statement shall be revised, if necessary, to reflect the final determination of the FCF Net Amount (the final form of the Funding Statement, including any revisions that are made thereto pursuant to this Section 3.01, if any, is referred to herein as the Final Funding Statement). The fees of the Audit Firm shall be borne equally by KLX and ESG SpinCo.

(c)
If (i) the Final FCF Net Amount, as determined in the Final Funding Statement, is negative, then ESG SpinCo shall pay to KLX such Final FCF Net Amount, and, without duplication, (ii) the aggregate amount of Spin Costs exceed the Spin Costs Cap, as determined in the Final Funding Statement, then ESG SpinCo shall pay to KLX such excess amount, in each case within three (3) Business Days after the Final Funding Statement becoming final and binding on the Parties pursuant to Section 3.01(b) by means of a wire transfer of immediately available funds to an account designated in writing by KLX.

(d)
Subject only to the adjustment in clause (i) of Section 3.01(c), the Parties agree that (i) all cash generated by the operations of the ESG Business from May 1, 2018 through the Effective Time will be for the account of the ESG Group, and that such cash so generated may be retained by the members of the ESG Group, and to the extent that such cash has been transferred or swept from the ESG Group to, or on behalf of, any member of the KLX Group, prior to the Effective Time, KLX shall cause such cash to be returned to ESG SpinCo, on behalf of the ESG Group, by way of an intragroup funds transfer or settlement of intra-group balances, and (ii) subject to Section 3.01(e) below, all cash generated by the operations of the ASG Business from May 1, 2018 through the Effective Time will be for the account of the KLX Group, and that such cash so generated may be retained by the members of the KLX Group, and to the extent that such cash has been transferred to any member of the ESG Group, prior to the Effective Time to the extent the members of the KLX Group have not been compensated in the Final FCF Net Amount, ESG SpinCo shall cause such cash to be returned to KLX, on behalf of KLX, by way of an intragroup funds transfer or settlement of intra-group balances.

(e)
For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, the ESG Group shall be permitted to retain the ESG Cash (as defined in the ASG Merger Agreement) which shall be funded by KLX, as contemplated in the Merger Agreement.

3.02
Credit and Performance Support Obligations

(a)
ESG SpinCo shall (with the reasonable cooperation of KLX) use its commercially reasonable efforts to, as soon as reasonably practicable, have any member of the KLX Group removed as guarantor of or obligor for any ESG Liability, which shall include the removal of any related Encumbrance on or in any KLX Asset.

(b)
Notwithstanding Section 3.02(a), on or prior to the Distribution Date, with respect to any guaranty or obligation for any ESG Liability that obligates a member of the KLX Group, the Parties shall cause ESG SpinCo or another member of the ESG Group to procure a release of such guaranty and/or obligation by either (A) executing a guaranty agreement in the form of the existing guaranty or such other form as is agreed to by the relevant parties to such guaranty agreement or (B) executing an amendment to the agreement giving rise to such obligation in such form as is necessary to obtain such release, except to the extent that such existing guaranty or amendment contains representations, covenants or other terms or provisions with which either (x) ESG SpinCo

  (or another member of the ESG Group, as applicable) would be reasonably unable to comply or (y) ESG SpinCo would not reasonably be able to avoid breaching. In the event a release is not procured on or prior to the Distribution Date as required pursuant to the first sentence of this Section 3.02(b), then on the Distribution Date, ESG Spinco or another member of the ESG Group shall provide KLX an Acceptable Letter of Credit in an amount equal to any obligation(s) for which a release was not procured. "Acceptable Letter of Credit" means an unconditional, irrevocable letter(s) of credit in form satisfactory to KLX, in favor of KLX, issued by a financial institution with a short term commercial paper rating from (i) S&P of at least A-1 or (ii) Moody's of at least P-1, or such other financial institution acceptable to KLX (in its sole discretion).

(c)
If ESG SpinCo is unable to obtain, or to cause to be obtained, any such required removal as set forth in Section 3.02(a) and Section 3.02(b), ESG SpinCo shall, and shall cause the relevant ESG Group beneficiary to, indemnify and hold harmless the KLX Group guarantor or obligor for any Losses arising from or relating thereto (in accordance with the provisions of Article IV) and shall timely pay, perform and discharge fully all the obligations or other Liabilities of such guarantor or obligor thereunder.

3.03
Certificate of Incorporation; Bylaws; Directors and Officers

On or prior to the Distribution Date,

(a)
all necessary actions shall be taken to adopt the form of Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws filed by ESG SpinCo with the SEC as exhibits to the Form 10.

(b)
KLX shall take all reasonably necessary actions to cause the board of directors of ESG SpinCo to consist of the individuals identified in the Information Statement as directors of ESG SpinCo; provided, however, that to the extent required by any Applicable Law or requirement of NASDAQ or any other national securities exchange, as applicable, one independent director shall be appointed by the existing board of directors of ESG SpinCo and begin his or her term prior to the Distribution and shall serve on ESG SpinCo's audit committee, compensation committee and nominating and corporate governance committee; and

(c)
(i) KLX shall direct its applicable employees and any employees of any member of KLX Group (excluding any employees of any member of the ESG Group and those set forth on Schedule 3.03(c)) to resign, effective as of no later than the Distribution Date, from all positions as officers or directors of any member of the ESG Group in which they serve and (ii) ESG SpinCo shall direct its applicable employees and any employees of any member of the ESG Group to resign, effective as of the Distribution Date, from all positions as officers or directors of any members of KLX Group.

3.04
Transfer of Business Assets and Liabilities after the Distribution Date

(a)
To the extent that a member of the ESG Group has record or beneficial ownership, or possession, of any KLX Asset on or after the Distribution Date, ESG SpinCo shall, and shall cause any other applicable member of the ESG Group to, use its commercially reasonable efforts to transfer, or cause to be transferred, to KLX (or, as designated by KLX, to one of its Subsidiaries) such Asset for no value. Pending such transfer, ESG SpinCo shall, or shall cause its Subsidiaries to, operate or retain such Asset as may reasonably be instructed by KLX and provide to KLX all of the benefits and Liabilities associated with the ownership and operation thereof.

(b)
To the extent that a member of KLX Group has record or beneficial ownership, or possession, of any ESG Asset after the Distribution Date, KLX shall, and shall cause any other applicable member of the KLX Group to, use its commercially reasonable efforts to transfer, or cause to be transferred, to ESG SpinCo (or, as designated by ESG SpinCo, to one of its Subsidiaries) such Asset for no value. Pending such transfer, KLX shall or shall cause its Subsidiaries to operate or retain such Asset as may reasonably be instructed by ESG SpinCo and provide to ESG SpinCo all of the benefits and Liabilities associated with the ownership and operation thereof.

3.05
Former Directors, Managers and Officers(11)

(a)
ESG SpinCo will, for a period of six (6) years after the Distribution Date, maintain in effect any exculpatory, indemnification and advancement of expenses provisions now existing in the Governing Documents of any member of the ESG Group for the benefit of any individual who served as a director, manager or officer of any member of the ESG Group at any time prior to the Distribution Date (the ESG D&O Indemnified Parties) and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any ESG D&O Indemnified Parties, except for any changes which may be required to conform with changes in Applicable Law or any changes which do not affect the application of such provisions to acts or omissions of such individuals prior to the Effective Time. Without limiting the generality of this Section 3.05(a), the provisions of this Section 3.05(a) are intended for the benefit of, and may be enforced by, each of the ESG D&O Indemnified Parties and their respective heirs only if the Distribution is consummated and will not be deemed exclusive of any other rights to which any such Person is entitled, whether pursuant to Applicable Law, Contract or otherwise.

(b)
ESG SpinCo will, as soon as practicable at or after the Distribution Date, procure that written resolutions be adopted and take any other corporate action or procure that such action be taken in order to grant the absolution, discharge, release and acquittal in full, to the fullest extent possible under Applicable Law, of each of the ESG D&O Indemnified Parties for the period up to the Distribution Date, except in the case of willful misconduct or fraud on the part of any such directors, managers or officers (the ESG D&O Release). ESG SpinCo will cause the ESG D&O Release to be ratified, approved and confirmed in all respects, if required under Applicable Law.

(c)
KLX will, for a period of six (6) years after the Distribution Date, maintain in effect any exculpatory, indemnification and advancement of expenses provisions now existing in the Governing Documents of any member of the KLX Group for the benefit of any individual who served as a director, manager or officer of any member of the KLX Group at any time prior to the Distribution Date (the KLX D&O Indemnified Parties) and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any KLX D&O Indemnified Parties, except for any changes which may be required to conform with changes in Applicable Law or any changes which do not affect the application of such provisions to acts or omissions of such individuals prior to the Effective Time. Without limiting the generality of this Section 3.05(c), the provisions of this Section 3.05(c) are intended for the benefit of, and may be enforced by, each of the KLX D&O Indemnified Parties and their respective heirs only if the Distribution is consummated and will not be deemed exclusive of any other rights to which any such Person is entitled, whether pursuant to Applicable Law, Contract or otherwise.

(d)
KLX will, as soon as practicable at or after the Distribution Date, procure that written resolutions be adopted and take any other corporate action or procure that such action be taken in order to grant the absolution, discharge, release and acquittal in full, to the fullest extent possible under Applicable Law, of each of the KLX D&O Indemnified Parties for the period up to the Distribution Date, except in the case of willful misconduct or fraud on the part of any such directors, managers or officers (the KLX D&O Release). KLX will cause the KLX D&O Release to be ratified, approved and confirmed in all respects, if required under Applicable Law.

3.06
Insurance Matters

(a)
ESG SpinCo acknowledges and agrees that all insurance coverage for the members of the ESG Group and the ESG Business under insurance policies and/or self-insurance programs of the KLX Group (other than insurance policies and self-insurance programs solely of the ESG Group) will terminate as of the Effective Time and, following the Distribution, except as set forth in Section 3.06(b), no claims by ESG SpinCo or any of its Affiliates may be brought against any insurance policy or self-insurance program of the KLX Group in respect of the members of the ESG Group or the ESG Business regardless of whether the events underlying such claim arose prior to, at or after the Effective Time. For the avoidance of doubt, except as set forth in Section 3.06(b), it is understood that any insurance policies and self-insurance programs of the KLX Group will not terminate as of the Effective Time for the benefit of members of the KLX Group.

(b)
With respect to any claims under the KLX Group's occurrence-based insurance policies, workers' compensation insurance policies related to any ESG Business Employee, or third party U.S. automobile liability insurance policies, KLX will retain responsibility for claims on its policies to the extent that (i) the incidents or occurrences underlying any such claims occurred prior to the Effective Time and (ii) such coverage is available under such polices; provided, however, that ESG SpinCo will reimburse KLX for any (i) deductibles or self-insured retention amounts required by any such policies accruing after the Effective Time and (ii) administrative, service or other similar fees, costs or expenses accruing after the Effective Time in connection with the processing of any such claims. Such payments will be made by wire transfer of immediately available funds to an account designated in writing by KLX for such purposes. Following the Distribution, ESG SpinCo and KLX will reasonably work together, and provide such cooperation as is reasonably necessary, to conduct and settle any claim brought under any insurance policy of KLX Group for which ESG SpinCo is required to reimburse KLX pursuant to this Section 3.06(b).

3.07
Auditors and Audit; Annual Financial Statements and Accounting; Tax Cooperation

(a)
Each Party shall provide, or provide reasonable access to the other Party on a timely basis, all information reasonably required and requested by the other Party to meet its schedule for the preparation, printing, filing, and public dissemination of its audited 2018 annual financial statements and for management's assessment of the effectiveness of its disclosure controls and procedures and its internal control over financial reporting in accordance with Items 307 and 308, respectively, of Regulation S-K under the Securities Act and, to the extent applicable to such Party, its auditor's audit of its internal control over financial reporting and management's assessment thereof in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and the SEC's and Public Company Accounting Oversight Board's rules and auditing standards thereunder, if required (such assessments and audit being referred to as the Internal Control Audit and Management Assessments). With respect to information required or requested by KLX, such information shall be provided in the form, time and manner reasonably requested by KLX, which shall not be materially different than the form, time and manner required by KLX prior to the Distribution Date pursuant to the KLX Year End Financial Reporting Instructions in effect as of the Distribution Date. Without limiting the generality of the foregoing, each Party will provide all required financial and other information with respect to itself and its Subsidiaries to its auditors in a sufficient and reasonable time and in sufficient detail to permit its auditors to take all steps and perform all reviews necessary to provide sufficient assistance to the other Party's auditors (each such other Party's auditors, collectively, the Other Party's Auditors) with respect to information to be included or contained in such other Party's audited 2018 annual financial statements and to permit the Other Party's Auditors and management to complete the Internal Control Audit and Management Assessments, if required.

(b)
Each Party shall authorize its respective auditors to make reasonably available to the Other Party's Auditors both the personnel who performed or are performing the annual audits of such audited Party (each such Party with respect to its own audit, the Audited Party) and work papers related to the annual audits of such Audited Party, in all cases within a reasonable time prior to such Audited Party's auditors' opinion date, so that the Other Party's Auditors are able to perform the procedures necessary to take responsibility for the work of the Audited Party's auditors as it relates to their auditors' report on such other Party's audited 2018 annual financial statements, all within sufficient time to enable such other Party to meet its timetable for the printing, filing and public dissemination of its audited 2018 annual financial statements. Each Party shall make reasonably available to the Other Party's Auditors and management its personnel and Records in a reasonable time prior to the Other Party's Auditors' opinion date and other Party's management's assessment date so that the Other Party's Auditors and other Party's management are able to perform the procedures they reasonably consider necessary to conduct the Internal Control Audit and Management Assessments.

(c)
In order to enable the principal executive officer(s) and principal financial officer(s) (as such terms are defined in the rules and regulations of the SEC) of KLX to make any certifications required of them under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, ESG SpinCo shall, within a reasonable period of time following a request from KLX in anticipation of filing such reports, cause its principal executive officer(s) and principal financial officer(s) to provide KLX with certifications of such officers in support of the certifications of KLX's principal executive officer(s) and principal financial officer(s) required under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 with respect to KLX's Quarterly Report on Form 10-Q filed with respect to the fiscal quarter during which the Distribution Date occurs (unless such quarter is the fourth fiscal quarter), each subsequent fiscal quarter through the third fiscal quarter of the year in which the Distribution Date occurs and KLX's Annual Report on Form 10-K filed with respect to the fiscal year during which the Distribution Date occurs. Such certifications shall be provided in substantially the same form and manner as such ESG SpinCo officers provided prior to the Distribution (reflecting any changes in certifications necessitated by the transactions contemplated hereby or any other transactions related thereto) or as otherwise agreed upon between KLX and ESG SpinCo.

(d)
To the extent it relates to a pre-Distribution Date period, (i) each of the Parties shall give the other Party as much prior notice as is reasonably practicable of any changes in, or proposed determination of, its accounting estimates from those in effect as of immediately prior to the Distribution Date or of any other action with regard to its accounting estimates or previously reported financial results which may affect the other Party's financial results, (ii) each of the Parties will consult with the other and, if requested by the Party contemplating such changes, with the Other Party's Auditors and (iii) unless required by generally accepted accounting principles or a reasonable interpretation thereof by either Party's auditors, Applicable Law or a Governmental Authority, neither Party shall make such determination or changes which would affect the other Party's previously reported financial results without prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Further, each Party will give the other Party prompt notice of any amendments or restatements of accounting statements with respect to pre-Distribution Date periods and will provide the other Party with access as provided in Section 3.07(b) as promptly as possible such that the other Party will be able to satisfy its financial reporting requirements.

(e)
In the event either KLX or ESG SpinCo is the subject of any SEC or other Governmental Authority's comment, review, audit or investigation (formal or informal) relating to a period prior to the Distribution Date and which in any way relates to the other Party or the other Party's public filings, such Party shall, to the extent not prohibited by Applicable Law and upon the execution by the Parties of a customary confidentiality agreement or other undertaking of confidentiality in respect thereof, provide the other Party with a copy of any comment or notice of such review or investigation and shall, to the extent not prohibited by Applicable Law, the SEC or such other Governmental Authority, give the other Party a reasonable opportunity to be involved in responding to such comment, review, audit or investigation, and such other Party shall reasonably cooperate with such Party in connection with responding to such comment, review, audit or investigation.

(f)
Each Party shall cooperate fully, as and to the extent reasonably requested by another Party, in connection with the filing of Tax Returns and the defense of any Tax Contest relating to the Distribution, the Pre-Spin Transaction or any other transactions arising under this Agreement. Such cooperation shall include (a) the retention and (upon the another Party's reasonable request) the provision of all books and records and information which are reasonably relevant to any such Tax Returns or Tax Contest and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and (b) written notice to the other Party prior to transferring, destroying, or discarding any such books and records and, if the other Party so requests . The Parties shall retain all books and records with respect to Tax matters pertinent to the ESG Business and ASG Business relating to any Taxable period that includes the Distribution Date or other matters covered by this Agreement until sixty (60) days after the expiration of the statute of limitations (and, to the extent notified by a Party, any extensions thereof) of the respective Taxable periods, and shall abide by all record retention agreements entered into with any Tax Authority. In addition, the Parties shall comply with reasonable requests for assistance in relation to preparation of any other Tax Returns and Tax Contests.

(g)
Any information exchanged pursuant to this Section 3.07 is subject to Section 5.06, and in no event will any Party be required to provide any information pursuant to this Section 3.07 in violation of Section 5.06.

(h)
The Party requesting information under this Section 3.07 or otherwise pursuant to this Agreement or any Ancillary Agreement agrees to reimburse the other Party for the reasonable, out-of-pocket costs associated with complying with such request (not including internal costs of preparation, but including reasonable counsel and other professional fees). To the extent not otherwise specifically provided elsewhere in this Agreement or in any Ancillary Agreement, such costs shall be computed in accordance with the providing Party's standard methodologies and procedures.

3.08
Further Assurances

(a)
As between the Parties (and the other members of their respective Group), all payments, reimbursements and other Assets received after the Effective Time by any Party (whether received directly or indirectly through another member of its respective Group) that relate to a business, Asset or Liability of the other Party (including members of the other Group) shall be held by such Party in trust for the use and benefit of the Party entitled, directly or indirectly, thereto (at the expense of the Party so entitled) and, promptly upon receipt by such Party of any such payment, reimbursement or other Asset, such Party shall promptly pay or transfer or shall cause the applicable member of its Group to pay over or transfer to the applicable Party (or, at the direction, in writing, of the applicable Party, to another member of such Party's Group) such Asset or the amount of such payment or reimbursement without right of set-off, net of any costs, including Tax costs, to the Party making such payment.

(b)
In addition to and without limiting the actions specifically provided for elsewhere in this Agreement (including Section 3.08(a) and Section 3.04), each of the Parties shall reasonably cooperate with each other and use (and will cause their respective Subsidiaries to use) commercially reasonable efforts, on and after the Effective Time, to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements; provided that in no event shall either Party hereto be required to violate Applicable Law or applicable contractual obligations pursuant to this Section 3.08(b).

(c)
Without limiting the foregoing, on and after the Effective Time, (i) each Party shall reasonably cooperate with the other Party, and (ii) without any further consideration, but at the expense of the requesting Party from and after the Effective Time, use commercially reasonable efforts to (A) execute and deliver, or to cause to be executed and delivered, all instruments, and to make all filings with, and to obtain all consents and/or governmental approvals and/or any permit, license, Contract, indenture or other instrument (including any consents or governmental approvals), and (B) to take all such other actions as such Party may reasonably be requested to take by the other Party from time to time, consistent with the terms of this Agreement and the Ancillary Agreements, in order to effectuate the provisions and purposes of this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby.

(d)
The provisions of this Section 3.08 are not intended to limit or otherwise modify in any way the Parties' rights and obligations under the Employee Matters Agreement or the IP Matters Agreement.

3.09
Non-Competition

        ESG SpinCo acknowledges and agrees, on its and its controlled Affiliates' behalf, that KLX and its Affiliates (including following the consummation of the transactions contemplated by the ASG Merger Agreement, Parent and its Affiliates) would be irreparably damaged if ESG SpinCo or any of its controlled Affiliates were to provide services or to otherwise participate in the ownership, management, operation or control of a business that engages in the sale of aerospace fasteners and other consumables directly to suppliers to the commercial, business jet, military and defense airframe manufacturers, the airframe manufacturers, the airlines, aircraft leasing companies, MRO providers, domestic military depots, general aviation, and other distributors anywhere in the world (the Restricted Business) and that any such competition or activity by ESG SpinCo or any of its controlled Affiliates would result in a significant loss of goodwill by KLX and its Affiliates in respect of the Restricted Business. Effective as of, and contingent upon, the Effective Time, ESG SpinCo agrees that until the fifth (5th) anniversary of the Distribution Date, it will not, and will cause its controlled Affiliates not to, directly or indirectly, through one or more Representatives or other third parties, own, manage, operate, control or participate in the ownership, management, operation or control of a Restricted Business anywhere in the world (it is understood and agreed that for this purpose the Restricted Business shall be deemed to be conducted everywhere in the world); provided, however, that it shall not be a violation of this Section 3.09 for ESG SpinCo or its Affiliates to (i) own (directly or indirectly), as a passive investment, any class of securities that are publicly traded or listed on any securities exchange or automated quotation system and that constitutes less than two percent (2%) of the outstanding voting power of the issuing Person; (ii) permit their Representatives to perform speaking engagements and receive honoraria in connection with such speaking engagements; or (iii) engage or participate in any activity consented to in advance in writing by Parent where Parent acknowledges in such writing that such activity would be a violation of this Section 3.09 and expressly waives compliance with this Section 3.09. ESG SpinCo agrees, on its and its controlled Affiliates' behalf, that this covenant is reasonably designed to protect KLX's substantial investment and is reasonable with respect to its duration, geographical area and scope.

3.10
Transfer of Permits

        From the date hereof until the Effective Time, at KLX's sole cost and expenses, KLX and ESG SpinCo shall, and shall cause each member of their respective Group to, take all actions necessary or desirable to transfer the record and beneficial ownership of those certain franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, exemptions, consents, certificates, approvals, registrations, clearances, orders and other authorizations that constitute ESG Assets (the Transferred Permits) from each and every member of the KLX Group who is the record and/or beneficial owners of such Transferred Permits to a member of the ESG Group.

ARTICLE IV
INDEMNIFICATION

4.01
Release of Pre-Distribution Claims

(a)
Except as is otherwise expressly provided in this Agreement or in any Ancillary Agreement, from and after the Effective Time, each Party for itself and each member of its respective Group, its and their predecessors, successors and assigns, does hereby remise, release and forever discharge the other Party and each member of its respective Group and all Persons who at any time prior to the Effective Time were directors, officers, agents or employees of any member of such other Party or its Group (in their respective capacities as such), in each case, together with their respective heirs, executors, administrators, successors and assigns, from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any Contract, by operation of Applicable Law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Effective Time, whether or not known as of the Effective Time.

(b)
Notwithstanding anything to the contrary herein, nothing contained in Section 4.01(a) releases or shall release any Person from the obligations under this Agreement or any Ancillary Agreement (in each case in accordance with its terms).

(c)
Notwithstanding anything to the contrary herein, nothing in Section 4.01(a) shall release any Person from:

(i)
any Liability provided in or resulting from any Contract among any members of the KLX Group, on the one hand, and any members of the ESG Group, on the other hand, where such Contract or obligation survives the Effective Time, or any other Liability that survives the Effective Time pursuant to the express terms of this Agreement or any Ancillary Agreement; and

(ii)
any Liability to the extent either Party is entitled to, and actually receives, indemnification from a third party if that assignment, release or discharge of such Liability pursuant to Section 4.01(a) would cause such third party indemnification obligations to be terminated.

(d)
Following the Effective Time, no Party hereto shall make, or permit any member of its Group to make, any claim or demand, or commence any Proceeding asserting any claim or demand, including any claim of contribution or any indemnification, against the other Party or any member of its respective Group, or any other Person released pursuant to Section 4.01(a), with respect to any Liabilities released pursuant to Section 4.01(a).

(e)
It is the intent of each Party, by virtue of the provisions of this ARTICLE IV, to provide for a full and complete general release and discharge of all Liabilities existing or arising from all acts and events occurring or failing to occur or alleged to have occurred or to have failed to occur and all conditions existing or alleged to have existed on or before the Effective Time, between or among ESG SpinCo or any member of the ESG Group, on the one hand, and KLX or any member of the KLX Group, on the other hand, except as expressly set forth in Section 4.01(c). At any time, at the request of any other Party, each Party shall cause each member of its Group to execute and deliver releases reflecting the provisions hereof.

4.02
Tax Matters

(a)
Withholding Taxes.    Each member of the KLX Group and each member of the ESG Group shall deduct and withhold from amounts otherwise payable (or distributable) pursuant to this Agreement such amounts as are required to be deducted and withheld under Applicable Law and such amounts will be treated as being paid (or distributed) to the Person with respect to which such deduction and withholding was made. KLX or any withholding agent acting on its behalf may sell a portion of the ESG SpinCo Common Stock otherwise distributable to any Person in order to pay any withholding Taxes required to be withheld under Applicable Law from distributions to such Person, as well as any related fees and expenses. If a Taxing Authority determines that the KLX Group is liable with respect to any withholding Taxes on the Distribution, the ESG Group shall promptly indemnify, reimburse, defend and hold harmless the KLX Group for such Taxes.

(b)
The Pre-Spin Transaction.    The Parties agree to treat the Pre-Spin Transaction as described in section 351 of the Code to the extent permitted by Applicable Law.

4.03
Indemnification by KLX

        Except as otherwise specifically set forth in any provision of this Agreement or any Ancillary Agreement, following the Effective Time, KLX shall, and shall cause the other members of the KLX Group to, indemnify, reimburse, defend and hold harmless the ESG Indemnitees from and against (i) any and all Losses arising out of, by reason of, or otherwise in connection with (A) the KLX Liabilities or (B) any breach by KLX of any provision of this Agreement or any Ancillary Agreement unless such Ancillary Agreement expressly provides for separate indemnification therein, in which case any such indemnification claims shall be made thereunder; provided that such indemnity shall not extend to any past, present or future director, officer or employee or agent of the KLX Group to the extent such Person would not be eligible for indemnification under KLX's certificate of incorporation or bylaws with respect to such matter and (ii) any and all Taxes due with respect to or required to be paid on any KLX Combined Income Tax Return to the extent imposed on or assessed against any ESG Indemnitees.

4.04
Indemnification by ESG SpinCo

        Except as otherwise specifically set forth in any provision of this Agreement or any Ancillary Agreement, following the Effective Time, ESG SpinCo shall, and shall cause the other members of the ESG Group to, indemnify, reimburse, defend and hold harmless the KLX Indemnitees from and against any and all Losses arising out of, by reason of or otherwise in connection with (i) the ESG Liabilities, (ii) any action taken by ESG SpinCo or any member of the ESG Group or any Person acting on behalf of any member of the ESG Group, in each case, after the Effective Time and to the extent relating to the Spin-Off, (iii) any Liabilities to the extent relating to, to the extent arising out of or to the extent resulting from any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated in any Disclosure Document, or necessary to make the statements therein not misleading, with respect to all information contained in, or incorporated by reference into, any Disclosure Document filed by any Party in connection with the Distribution, or (iv) any breach by ESG SpinCo of any provision of this Agreement or any Ancillary Agreement unless such Ancillary Agreement expressly provides for separate indemnification therein, in which case any such indemnification claims shall be made thereunder; provided that such indemnity shall not extend to any past, present or future director, officer or employee or agent of the ESG Group to the extent such Person would not be eligible for indemnification under ESG SpinCo's certificate of incorporation or bylaws with respect to such matter. Notwithstanding anything herein to the contrary, in no event shall ESG SpinCo be required to indemnify, reimburse, defend or hold harmless any KLX Indemnitee from or against any Losses that arise out of or are otherwise incurred in connection with any Proceeding commenced prior to or after the Effective Time by or on behalf of a

KLX shareholder in its capacity as such to the extent such Proceeding relates to the Transactions (as defined in the ASG Merger Agreement) or any filings with the SEC made in connection therewith, other than to the extent such Proceedings (A) relate to the ESG Registration Statement or the Other ESG Required Filings (in each case, as defined in the ASG Merger Agreement), or (B) arise after the Effective Time and relate solely to the Spin-Off. From and after the Effective Time, ESG SpinCo will indemnify, reimburse, defend and hold harmless the KLX Indemnitees from or against any Losses that arise out of or are otherwise incurred in connection with any Proceeding commenced after the Effective Time by or on behalf of a KLX shareholder in its capacity as such to the extent such litigation relates to the Distribution.

4.05
Distribution Gain Tax Indemnification

(a)
KLX shall within thirty (30) days of the Distribution Date determine whether it is required to take into account any gain as a result of the Distribution (Distribution Gain) for federal or corresponding state and local income Tax purposes.

(b)
For purposes of determining the amount of Distribution Gain, if any, for purposes of this Section 4.05 and for all related Tax reporting purposes, the Parties agree to (i) treat ESG SpinCo Common Stock as having a fair market value equal to its average trading price on the date of the Distribution and (ii) compute the Distribution Gain as if KLX had no expenses, losses or other Tax items for the Tax period in which the Distribution Gain is recognized and thus without taking into account any net operating loss carryovers, current year losses, Tax credits, Tax refunds, or other Tax attributes.

(c)
At the request of either Party, the amount of the Distribution Gain shall be calculated or confirmed by an accounting firm of national reputation mutually agreed by ESG SpinCo and KLX, and the costs of such accounting firm, and any related reasonable out-of-pocket expenses, shall be borne equally by the Parties. The Parties shall cooperate and act in good faith in assisting such accounting firm in computing or confirming the amount of Distribution Gain, as determined under this Section 4.05. The amount of Distribution Gain computed or confirmed by such accounting firm, after taking into account the comments of each Party, shall be final and binding on both Parties.

(d)
ESG SpinCo shall indemnify KLX for an amount equal to 24% of every dollar of Distribution Gain; provided, however that if either the Consent or Bank Consent (each, as defined in the ASG Merger Agreement) were not obtained by the ESG Termination Date (as defined in the ASG Merger Agreement) due only to ASG Buyer's failure to provide its consent to the consent fee referenced in the proviso to the first sentence of Section 6.14(a) of the ASG Merger Agreement, the indemnity payable by ESG SpinCo shall not exceed $50,000,000.

(e)
At the option of ESG SpinCo, any indemnity that it is required to pay under this Section 4.05 shall be payable either in cash or in ESG SpinCo Common Stock (or in a combination of cash and ESG SpinCo Common Stock). To the extent ESG SpinCo delivers ESG SpinCo Common Stock to satisfy its indemnity obligation under this Section 4.05, any ESG SpinCo Common Stock shall be deliverable within thirty (30) days of the date that KLX (or any consolidated group of which it is a member) actually files its income Tax Returns for such period and shall be considered to have a value equal to its average trading price on the day on which it is delivered to KLX. If ESG SpinCo elects to pay it in cash, it shall pay to KLX, by wire transfer of immediately available funds, any indemnity due with respect to Tax on Distribution Gain within thirty (30) days of the date that KLX (or any consolidated group of which it is a member) actually files its income Tax Returns for such period.

(f)
For all Tax purposes, to the extent permitted by Applicable Law, the Parties agree to treat any payment of the indemnity due hereunder as reducing the aggregate value of the ESG SpinCo

  Common Stock distributed and to treat (x) any transfer of shares of ESG SpinCo Common Stock to KLX in satisfaction of the indemnity due hereunder as if such shares were issued to KLX by ESG SpinCo immediately before the Distribution and retained by KLX and (y) any cash paid to KLX in satisfaction of the indemnity due under this Section 4.05 as if such cash had been distributed by ESG SpinCo to KLX immediately before the Distribution.

4.06
Tax Elections

(a)
If KLX has recognized any Distribution Gain, KLX shall, if timely requested by ESG SpinCo, make an election under Section 336(e) of the Code (a 336 Election) with respect to the Distribution to support treatment by ESG SpinCo of the Distribution as a purchase by ESG SpinCo of its assets from an unrelated party for their fair market value. If KLX has not recognized any Distribution Gain, KLX shall make any legally available election timely requested by ESG SpinCo in order to avoid a reduction of basis in the ESG Group's assets, including (but not limited to) an election described in Treasury Regulation 1.1502-36(d)(6) (the Carry-Over Basis Election and, together with the 336 Election, the Tax Elections)

(b)
The ESG Group shall reasonably cooperate with KLX by providing any information or other assistance necessary for any Tax Elections. The Parties agree to work together in good faith to minimize any reduction in Tax basis in the ESG Group's assets and, to the extent not inconsistent with the foregoing, to minimize any Tax costs (including Tax attribute reductions) to the KLX Group, associated in each case with the Pre-Spin Transaction, the Distribution, and any proposed Tax Elections. If any Tax Election increases the income Taxes or reduces the Tax attributes of the KLX Group (including, but not limited to, net operating losses) for any taxable period that ends on or includes the Distribution Date, the ESG Group agrees to indemnify, reimburse, defend and hold harmless the KLX Group for such additional Taxes or loss of Tax attributes in that taxable period, regardless whether the cash Tax effect of that loss of Tax Attributes does not occur until a subsequent taxable period or periods (and in the case that Distribution Gain is recognized, without duplication of its obligation to indemnify for Tax with respect such gain under Section 4.05, which shall be applied prior to this Section 4.06(b), and subject to the cap described in the proviso in Section 4.05(e) hereof). Notwithstanding the foregoing, any additional Taxes or loss of Tax attributes resulting solely from a reduction in the basis of ESG SpinCo Common Stock as a result of a Tax Election shall not be treated as an increase in income Taxes or a reduction in Tax attributes for purposes of this Section 4.06.

4.07
Third Party Claims; Notice of Direct Claims

(a)
In order for a Party to be entitled to any indemnification provided for under this ARTICLE IV (the Indemnified Party) in respect of, arising out of or involving a claim made by any Person (other than a Party) against the Indemnified Party (a Third Party Claim), such Indemnified Party must notify the Party against whom indemnity is sought (the Indemnifying Party) in writing of the Third Party Claim within ninety (90) days after receipt by such Indemnified Party of written notice of the Third Party Claim (or sooner, to the extent the nature of the Third Party Claim requires a response in a shorter period of time); provided that failure to give such notice shall not affect the right to indemnification provided hereunder except to the extent the Indemnifying Party shall have been prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, as promptly as reasonably practicable following such Indemnified Party's receipt thereof, copies of all written notices and documents (including any court papers) received by such Indemnified Party relating to the Third Party Claim.

(b)
If a Third Party Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled (at its election), subject to Section 4.07(c), to assume the defense, at the Indemnifying Party's sole risk and expense, of such Third Party Claim with counsel selected by the Indemnifying

  Party (provided such counsel is reasonably satisfactory to the Indemnified Party) if the Indemnifying Party (i) agrees in writing to assume responsibility for all indemnity losses arising out of such Third Party Claim (with no reservation of any rights) and (ii) reasonably demonstrates to the Indemnified Party the financial ability of the Indemnifying Party to provide full indemnification with respect to such Third Party Claim (including the ability to post any bond required) to the extent ultimately payable. If the Indemnifying Party assumes such defense, the Indemnified Party shall nonetheless have the right to employ counsel separate from the counsel employed by the Indemnifying Party; provided that the Indemnifying Party shall not be liable to such Indemnified Party for any fees of such separate counsel with respect to the defense of such Third Party Claim, unless the engagement of such separate counsel is consented to by the Indemnifying Party in writing or a conflict of interest exists between such Indemnified Party and the Indemnifying Party that requires such separate representation under applicable standards of professional conduct. If the Indemnifying Party does not assume such defense, and for any period during which the Indemnifying Party has not assumed such defense, the Indemnified Party may defend the Third Party Claim and the Indemnifying Party shall be liable for the reasonable fees and expenses of one single counsel employed (and reasonably acceptable to the Indemnifying Party) by such Indemnified Party (which reasonable fees and expenses shall be considered Losses for purposes of this Agreement). If the Indemnifying Party chooses to defend a Third Party Claim or prosecute a claim in connection therewith, each Indemnified Party shall provide all reasonable cooperation in such defense or prosecution.

(c)
If (i) the Indemnifying Party shall elect not to undertake such defense; (ii) the Indemnifying Party shall fail to undertake and pursue the defense of such Third Party Claim within thirty (30) days after delivery of notice by the Indemnified Party of such Third Party Claim; (iii) the Indemnifying Party shall fail to diligently pursue or maintain such defense after delivery of written notice by the Indemnified Party setting forth in reasonable detail the basis for the Indemnified Party's good faith determination that the Indemnifying Party has failed or is not diligently pursuing or maintaining such defense, and the Indemnifying Party has failed to remedy such failure within thirty (30) days of receipt of the Indemnified Party's notice; (iv) such Third Party Claim seeks non-monetary relief that would reasonably be expected to materially and adversely affect the ability of the Indemnified Party to conduct its business, other than as a result solely of money damages or other money payment; or (v) a conflict of interest exists between the Indemnifying Party and the Indemnified Party with respect to such Third Party Claim that would make representation of the interests of both parties by the same legal counsel inappropriate under applicable standards of professional conduct, then the Indemnified Party (upon written notice to the Indemnifying Party) shall have the right to undertake the defense, compromise and/or settlement of such Third Party Claim, by counsel of its own choosing that is reasonably acceptable to the Indemnifying Party, on behalf of and without limiting the indemnification obligations of the Indemnifying Party under this Agreement.

(d)
If the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnifying Party may settle, compromise or discharge such Third Party Claim without the prior written consent of the Indemnified Party, subject to (i) the Indemnifying Party paying or causing to be paid all amounts arising out of such settlement and agreeing irrevocably in writing to pay any other indemnifiable amounts arising in connection with such Third Party Claim, (ii) obtaining and delivering to such Indemnified Party, prior to the execution of such settlement, an irrevocable general release prepared and executed by all Persons bringing such Third Party Claim, or who otherwise would receive payment in connection with such Third Party Claim, from all liability in respect of such Third Party Claim in form and substance satisfactory to the Indemnified Party, and (iii) such settlement, compromise or discharge would not result in the finding or admission of any violation of Applicable Law by or on behalf of the Indemnified Party and does not impose any injunctive relief or material operational restrictions on the Indemnified Party. In the event of a Third Party

  Claim which seeks only monetary relief, the Indemnified Party will not agree to any settlement of, or the entry of any judgement (other than a judgment of dismissal on the merits with prejudice and without costs), in respect of such Third Party Claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld, conditioned or delayed; provided that if such consent is withheld for any reason and the final resolution of such Third Party Claim results in Losses which are greater than the amount of Losses that would have resulted if the Third Party Claim had been settled on the terms pursuant to which consent was initially requested (such greater amount, the Excess Losses), then the Indemnifying Party shall be responsible for the amount of the Excess Losses.

(e)
In the event an Indemnified Party has a claim against the Indemnifying Party under Section 4.03 or Section 4.04 that does not involve a Third Party Claim, such Indemnified Party shall deliver notice of such claim to the Indemnifying Party stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises.

(f)
Notwithstanding anything in this Agreement to the contrary, the KLX Group shall have the sole right to represent the KLX Group with respect to any Tax Contest before any Tax Authority, and shall have the sole right to control the defense, compromise, or other resolution of any such Tax Contest, including responding to inquiries, filing Tax Returns and settling audits. For the avoidance of doubt, Section 3.07(f) and Section 4.08(b) shall apply to Tax Contests.

4.08
Additional Matters

(a)
Double Recovery.    No Indemnified Party shall be entitled to recover any portion of a Loss pursuant to any provision under this Agreement to the extent such portion has already been paid to such Indemnified Party.

(b)
Joint Defense.    With respect to any Third-Party Claim for which any member of the ESG Group, on the one hand, and any member of the KLX Group, on the other hand, may have Liability under this Agreement or any of the Ancillary Agreements, the Parties agree to reasonably cooperate and maintain a joint defense (in a manner that shall preserve the attorney-client privilege, joint defense or other privilege with respect thereto) so as to seek to minimize such Liabilities and defense costs associated therewith. The Party that is not responsible for managing the defense of such Third-Party Claim shall, upon reasonable request, be consulted with respect to significant matters relating thereto and may retain counsel to monitor or assist in the defense of such Third-Party Claim at its own cost.

(c)
Payment.    Payment or reimbursement of any amount for which an Indemnified Party is entitled to hereunder (other than pursuant to Section 4.05, which shall be addressed as set forth in such section) shall be made promptly (but in any event within ten (10) Business Days) following the final determination of the amount that the applicable Indemnified Party is entitled to under this ARTICLE IV. Such payment shall be made by wire transfer of immediately available funds to the bank account(s) designated in writing by the Indemnified Party.

(d)
Limitation of Recovery.    Notwithstanding anything else contained in this Agreement, in no event shall (i) the indemnification obligations of KLX Group pursuant to Section 4.03(i)(B) exceed $300 million in the aggregate and (ii) the indemnification obligations of ESG SpinCo pursuant to Section 4.04(iv) exceed $300 million in the aggregate.

(e)
Duty to Mitigate Losses.    The Indemnified Party shall mitigate Losses to the fullest extent required under Applicable Law.

4.09
Survival

        All covenants and agreements of the Parties and their respective Indemnitees contained in this ARTICLE IV will survive the Distribution, the sale or transfer by any Party of any assets or businesses, and the assignment by any Party of any Liabilities, and will continue in full force and effect regardless of (i) any investigation made by or on behalf of any Indemnitee, (ii) any sale or transfer by either Party or any member of its Group of any Asset or Liability or business, (iii) any merger, consolidation, business combination, sale of all or substantially all of the Assets, restructuring, recapitalization, reorganization or similar transaction involving either Party or any member of its Group and (iv) the knowledge by the Indemnitee of Liabilities for which it might be entitled to indemnification hereunder.

4.10
Registration Rights

(a)
With respect to any ESG SpinCo Common Stock which KLX receives pursuant to Section 4.05 hereof, at any time and from time to time following the Distribution Date, KLX may request up to two registrations under the Securities Act of all or any portion of such ESG SpinCo Common Stock on Form S-1 or any similar long-form registration or, if available, on Form S-3 (including a shelf registration pursuant to Rule 415 under the Securities Act) or any similar short-form registration.

(b)
Whenever ESG SpinCo proposes to register any of its equity securities under the Securities Act and the registration form to be used may be used for the registration of ESG SpinCo Common Stock under this Section 4.10, ESG SpinCo shall notify KLX of such registration and include in such registration (and in all related registrations or qualifications under blue-sky laws and in compliance with other registration requirements and in any related underwriting) all ESG SpinCo Common Stock with respect to which ESG SpinCo has received written requests for inclusion.

(c)
ESG SpinCo shall use its commercially reasonable efforts to effect the registration and the sale of ESG SpinCo Common Stock requested to be registered pursuant to Section 4.10(a) in accordance with the intended method of disposition thereof, and ESG SpinCo shall use its commercially reasonable efforts to make all requested registrations requested pursuant to Section 4.10(a) on Form S-3.

(d)
ESG SpinCo shall have the right to select the investment banker(s) and manager(s) to administer the offering in connection with any underwritten registration, subject to the approval of KLX, such consent not to be unreasonably withheld, conditioned or delayed.

(e)
All expenses incident to the ESG SpinCo's performance of or compliance with this Section 4.10, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue-sky laws, printing expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for ESG SpinCo and all independent certified public accountants, underwriters (excluding discounts and commissions for which the selling holders of ESG SpinCo Common Stock) and other Persons retained by ESG SpinCo (all such expenses being herein called Registration Expenses), shall be borne by ESG SpinCo as provided in this Section 4.10(e) , and ESG SpinCo also shall pay all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by ESG SpinCo are then listed.

(f)
A registration shall not count as a permitted registration under Section 4.10(a) unless it has become effective and unless KLX is able to register and sell at least 90% of the ESG SpinCo Common Stock requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated whether or not it has become effective and whether or not such registration has counted as a permitted registrations hereunder.

ARTICLE V
ACCESS TO RECORDS; ACCESS TO INFORMATION; LEGAL AND OTHER MATTERS

5.01
Provision of Corporate Records

        Other than in circumstances in which indemnification is or may be sought pursuant to ARTICLE IV (in which event the provisions of such Article will govern) and subject to appropriate restrictions for privileged or Confidential Information:

(a)
After the Distribution Date until the earlier of (i) the seventh (7th) anniversary of the Distribution Date or (ii) the date on which KLX is entitled to destroy information related to the period prior to the Distribution Date pursuant to its normal record retention policies, upon the prior written request by ESG SpinCo for specific and identified information to the extent it relates to (A) ESG SpinCo (or any member of the ESG Group) or the conduct of the ESG Business (including Tax matters) prior to the Distribution Date, or (B) compliance with the ESG Group's obligations under any Ancillary Agreement to which KLX and ESG SpinCo (or any other member of their respective Groups) are parties, KLX shall provide, as soon as reasonably practicable following the receipt of such request, appropriate copies of such documents (or the originals thereof if the Party making the request has a reasonable need for such originals) in the possession or control of KLX or any of its Subsidiaries, but only to the extent such items so relate and are not already in the possession or control of the requesting Party, and in no event will KLX or any of its Subsidiaries be required to change the form or substance of such documentation; provided that in the event that KLX reasonably determines that the provision of such documentation could be commercially detrimental, violate Applicable Law or result in the loss of any legal privilege, then the Parties shall use commercially reasonable efforts to facilitate the provision of the requested documentation to the extent and in a manner that avoids any such harm or consequence.

(b)
After the Distribution Date until the earlier of (i) the seventh (7th) anniversary of the Distribution Date or (ii) the date on which ESG SpinCo is entitled to destroy information related to the period prior to the Distribution Date pursuant to its normal record retention policies, upon the prior written request by KLX for specific and identified information to the extent it relates to (A) KLX (or any member of the KLX Group) or the conduct of the ASG Business (including Tax matters) prior to the Distribution Date, or (B) compliance with the ESG Group's obligations under any Ancillary Agreement to which ESG SpinCo and KLX (or other member of their respective Groups) are parties, as applicable, ESG SpinCo shall provide, as soon as reasonably practicable following the receipt of such request, appropriate copies of such documents (or the originals thereof if the Party making the request has a reasonable need for such originals) in the possession or control of ESG SpinCo or any of its Subsidiaries, but only to the extent such items so relate and are not already in the possession or control of the requesting Party, and in no event will ESG SpinCo or any of its Subsidiaries be required to change the form or substance of such documentation; provided that in the event that ESG SpinCo reasonably determines that the provision of such documentation could be commercially detrimental, violate Applicable Law or result in the loss of any legal privilege, then the Parties shall use commercially reasonable efforts to facilitate the provision of the requested documentation to the extent and in a manner that avoids any such harm or consequence.

5.02
Access to Information

        Other than in circumstances in which indemnification is sought pursuant to ARTICLE IV (in which event the provisions of such Article will govern), from the Distribution Date and for so long as any access is required, each of KLX and ESG SpinCo shall afford to the members of the respective other Group and their authorized accountants, counsel and other designated Representatives reasonable access during normal business hours, upon reasonable advance notice, subject to appropriate restrictions for privileged or Confidential Information and to preserve the completeness and integrity of the information, to the personnel, properties, and information of such Party and its Subsidiaries insofar as such access is reasonably required by the other Party and relates to (i) such other Group or the conduct of its business prior to the Effective Time or (ii) any Ancillary Agreement. Nothing in this Section 5.02 shall require any Party to violate any agreement with any third party regarding the confidentiality of information relating to that third party or its business; provided, however, that (i) in the event that a request for access to such third party-related information is made pursuant to this provision, the Party from whom the information is requested shall use commercially reasonable efforts to obtain such third party's consent to the disclosure of such information, or (ii) in the event that the providing Party reasonably determines that disclosure of any information could be commercially detrimental, violates Applicable Law or results in the loss of any legal privilege, the Parties shall use commercially reasonable efforts to permit compliance with such obligations to the extent and in a manner that avoids any such harm or consequence.

5.03
Disposition of Information

(a)
Each Party acknowledges that information in its or in another member of its Group's possession, custody or control as of the Effective Time may include information owned by the other Party or a member of such Party's Group and not related to (i) its Group or its business or (ii) any Ancillary Agreement to which it or any member of its Group is a party. The provision of any information pursuant to this Article V shall not affect the ownership of such information (which shall be determined solely in accordance with the terms of this Agreement and the Ancillary Agreements), or constitute the grant of rights in or to any such information.

(b)
Notwithstanding a Party's (or Group's) possession, custody or control of information owned by the other Party (or Group) as described in Section 5.03(a) above, such information shall remain the property of such other Party or other member of such other Party's Group. Each Party agrees (i) that any such information is to be treated as Confidential Information of the Party to which it relates and handled in accordance with Section 5.06 (except that such information will not be used for any purpose other than a purpose permitted under this Agreement or any Ancillary Agreement) and (ii) following a reasonable request from the other Party, subject to Applicable Law, to use commercially reasonable efforts within a reasonable time to (A) purge such information from its databases, files and other systems and not retain any copy of such information (including, if applicable, by transferring such information to the Party to which such information belongs), or (B) if such purging is not reasonably practicable, to encrypt or otherwise make unreadable or inaccessible such information.

5.04
Witness Services

(a)
At all times from and after the Distribution Date, each of KLX and ESG SpinCo shall use its commercially reasonable efforts to make available to the other, upon reasonable written request, its and any other member of its Group's officers, directors, employees and agents as witnesses to the extent that (i) such persons have material information relevant to any Proceeding in which the requesting Party may be involved (except for Proceedings between members of each Group), or are required to testify in connection with the prosecution or defense of such Proceeding, and (ii) there is no conflict of interest in the underlying Proceeding between the requesting Party and KLX or ESG SpinCo, as the case may be; provided, however, that the existence of a claim for indemnification under ARTICLE IV shall not in and of itself be deemed a conflict of interest. A Party providing a witness to the other Party under this Section 5.04 shall be entitled to receive from the recipient of such services, upon the presentation of invoices therefor, payments for such amounts, relating to disbursements and other out-of-pocket expenses (which shall not include the costs of salaries and benefits of employees who are witnesses or any pro rata portion of overhead or other costs of employing such employees which would have been incurred by such employees' employer regardless of the employees' service as witnesses), as may be reasonably incurred and properly payable under Applicable Law.

5.05
Reimbursement

        Except to the extent otherwise provided by this Agreement or any Ancillary Agreement, a Party providing information or access to information to the other Party under this Article V shall be entitled to receive from the recipient, upon the presentation of invoices therefor, payments for such amounts, relating to supplies, disbursements and other out-of-pocket expenses, as may be reasonably incurred in providing such information or access to such information.

5.06
Confidentiality

        Notwithstanding any termination of this Agreement, the Parties shall hold, and shall cause each of the other members of their respective Groups to hold, and shall each cause their respective Representatives (including those of each other member of their respective Groups) to hold, in strict confidence, and not to disclose or release or use, without the prior written consent of the other Party, any and all Confidential Information concerning the other Party (or any other member of such Party's Group) or its respective business; provided, however, that the Parties may disclose, or may permit disclosure of, Confidential Information (i) to their respective auditors, attorneys, financial advisors, bankers and other appropriate consultants and advisors who have a need to know such information and are informed of their obligation to hold such information confidential to the same extent as is applicable to the Parties and in respect of whose failure to comply with such obligations, the applicable Party will be responsible, (ii) if the Parties or any other member of their respective Groups are required or compelled to disclose any such Confidential Information by judicial or administrative process or by other requirements of Applicable Law or stock exchange rule, (iii) as required in connection with any Proceeding by one Party against the other Party, or (iv) as necessary in order to permit a Party to prepare and disclose its financial statements, Tax Returns or other required disclosures. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made pursuant to clause (ii) above, each Party shall, to the extent not prohibited by Applicable Law, promptly notify the other of the existence of such request or demand and shall provide the other a reasonable opportunity to seek an appropriate protective order or other remedy, which such Parties will reasonably cooperate in obtaining, at the sole cost of the Party seeking such order or other remedy. In the event that such appropriate protective order or other remedy is not obtained, the Party whose Confidential Information is required to be disclosed shall or shall cause the other Party to furnish, or cause to be furnished, only that portion of the Confidential Information that is legally required to be disclosed and shall use commercially reasonable efforts, at the sole cost and expense of the Party whose Confidential Information is required to be disclosed, to ensure that confidential treatment is accorded such information. Notwithstanding anything in this Agreement to the contrary, including Section 7.02(f), each Party hereby acknowledges that the other Party, in addition to any other remedies available to it for any breach or threatened breach of this Section 5.06, shall be entitled to seek a preliminary injunction, temporary restraining order or other equivalent relief restraining such Party and any member of such Party's Group from any such breach or threatened breach.

5.07
Privileged Matters

(a)
The Parties recognize that certain legal services (both internal and external) have been provided prior to the Distribution Date, and certain external legal services may be provided after the Distribution Date, in each case, rendered for the collective benefit of each of the members of the KLX Group and the ESG Group, and that each of the members of the KLX Group and the ESG Group should be deemed to be the client with respect to such services for the purposes of asserting all privileges which may be asserted under Applicable Law; provided, however, that with respect to such services the Parties agree as follows:

(i)
The Parties shall not be entitled to assert privilege with respect to such legal services provided prior to the Distribution Date against the other Party or any other member of the other Party's Group;

(ii)
KLX shall be entitled, on behalf of itself or any member of the KLX Group, in perpetuity, to control the assertion or waiver of all privileges in connection with privileged information to the extent solely relating to the ASG Business, whether or not the privileged information is in the possession of or under the control of KLX or ESG SpinCo. KLX shall also be entitled, on behalf of itself or any other member of the KLX Group, in perpetuity, to control the assertion or waiver of all privileges in connection with privileged information that relates solely to the subject matter of any claims constituting KLX Liabilities, now pending or which may be asserted in the future, in any Proceedings initiated against or by any member of the KLX Group, whether or not the privileged information is in the possession of or under the control of KLX or ESG SpinCo;

(iii)
ESG SpinCo shall be entitled, on behalf of itself or any other member of the ESG Group, in perpetuity, to control the assertion or waiver of all privileges in connection with privileged information to the extent solely relating to the ESG Business, whether or not the privileged information is in the possession of or under the control of KLX or ESG SpinCo. ESG SpinCo shall also be entitled, on behalf of itself or any other member of the ESG Group, in perpetuity, to control the assertion or waiver of all privileges in connection with privileged information that relates solely to the subject matter of any claims constituting ESG Liabilities, now pending or which may be asserted in the future, in any Proceedings initiated against or by any member of the ESG Group, whether or not the privileged information is in the possession of or under the control of KLX or ESG SpinCo;

(iv)
The Parties shall have a shared privilege or immunity, with equal right to assert or waive, subject to the restrictions in this Section 5.07, with respect to all privileges not allocated pursuant to the terms of Section 5.07(a)(ii) and Section 5.07(a)(iii). All privileges relating to any Proceedings or other matters which involve members of both the KLX Group and the ESG Group in respect of which such Parties retain any responsibility or Liability under this Agreement, shall be subject to a shared privilege among them, and any waiver of such privilege shall be subject to Section 5.07(b); and

(v)
If ESG SpinCo and KLX do not agree as to whether certain information is privileged information, then the information shall be treated as privileged information, and the Party who believes such information is privileged shall be entitled to control the assertion or waiver of all privileges and immunities in connection with any such information unless the Parties otherwise agree.

(b)
No Party may waive any privilege which could be asserted under Applicable Law, and in which a Party has a shared privilege, without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed, or as provided in Section 5.07(c) or Section 5.07(d) below.

(c)
Subject to Section 5.07(a)(i), in the event of any litigation or dispute between the Parties, or any other members of their respective Groups, either Party may waive a privilege in which the other Party or member of such Group has a shared privilege, without obtaining the consent of the other Party; provided that such waiver of a shared privilege shall be effective only as to the use of information with respect to the litigation or dispute between the relevant Parties and/or the applicable members of their respective Groups, and shall not operate as a waiver of the shared privilege with respect to third parties.

(d)
If a dispute arises between the Parties, or any other member of their respective Groups, regarding whether a privilege should be waived to protect or advance the interest of either Party, each Party agrees that it shall negotiate in good faith, shall endeavor to minimize any prejudice to the rights of the other Party, and shall not unreasonably withhold, condition or delay consent to any request for waiver by the other Party. Each Party specifically agrees that it will not unreasonably withhold consent to waiver for any purpose except to protect its own legitimate interests.

(e)
Upon receipt by any Party or by any other member of a Party's Group of any subpoena, discovery, court order or other request which arguably calls for the production or disclosure of information subject to a shared privilege or as to which another Party has the sole right hereunder to assert a privilege, or if any Party obtains knowledge that any of its or any other member of its Group's current or former directors, officers, agents or employees have received any subpoena, discovery or other requests which arguably calls for the production or disclosure of such privileged information, such Party shall promptly (and in any event within five (5) Business Days) notify the other Party of the existence of the request and shall provide the other Party a reasonable opportunity to review the information and to assert any rights it or they may have under this Section 5.07 or otherwise to prevent the production or disclosure of such privileged information.

(f)
Any furnishing of, or access to, information pursuant to this Agreement is made in reliance on the agreement of ESG SpinCo and KLX as set forth in this Section 5.06 and Section 5.07 to maintain the confidentiality of privileged information and to assert and maintain all applicable privileges and immunities. The Parties further agree that (i) the exchange by one Party (or any of its subsidiaries) to the other Party (or any of its subsidiaries) of any privileged information that should not have been transferred pursuant to the terms of this ARTICLE V shall not be deemed to constitute a waiver of any privilege or immunity that has been or may be asserted under this Agreement or otherwise with respect to such information; and (ii) the Party receiving (or for which a Subsidiary has received) such privileged information shall promptly return such privileged information to the Party (or its applicable Subsidiary) who has the right to assert the privilege or immunity.

5.08
Ownership of Information

(a)
Any information owned by one Party or any other member of such Party's Group that is provided to a requesting Party pursuant to this ARTICLE V shall be deemed to remain the property of the providing Party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such information.

(b)
Any information provided by or on behalf of or made available by or on behalf of the other Party pursuant to this ARTICLE V shall be on an "as is", "where is" basis and no Party is making any representation or warranty with respect to such information or the accuracy or completeness thereof.

5.09
Control of Legal Matters

(a)
General.    On or prior to the Distribution Date,

(i)
KLX shall assume (or, as applicable, retain), or cause the applicable member of the KLX Group to assume (or, as applicable, retain) control of each of the KLX Litigation Matters, and KLX shall use its commercially reasonable efforts to have a member of the KLX Group substituted for any member of the ESG Group to the extent it is named as a defendant in any such KLX Litigation Matters; provided, however, that no member of the KLX Group shall be required to make any such effort if the removal of any member of the ESG Group would, in the reasonable judgment of KLX, result in a loss of insurance coverage or rights to indemnification from third parties applicable to such KLX Litigation Matters, cause KLX to accept, assume (or, as applicable, retain) a Liability at the level of KLX that was originally a Liability of another member of the KLX Group or the ESG Group, or otherwise compromise the position of the KLX Group in such KLX Litigation Matters; and

(ii)
ESG SpinCo shall assume (or, as applicable, retain), or cause the applicable member of the ESG Group to assume (or, as applicable, retain) control of each of the ESG Litigation Matters, and ESG SpinCo shall use its commercially reasonable efforts to have a member of the ESG Group substituted for any member of the KLX Group to the extent it is named as a defendant in any such ESG Litigation Matters; provided, however, that no member of the ESG Group shall be required to make any such effort if the removal of any member of the KLX Group would, in the reasonable judgment of ESG SpinCo, result in a loss of insurance coverage or rights to indemnification from third parties applicable to such ESG Litigation Matters, cause ESG SpinCo to accept, assume (or, as applicable, retain) a Liability at the level of ESG SpinCo that was originally a Liability of ESG SpinCo's Subsidiary or the KLX Group, or otherwise compromise the position of the ESG Group in such ESG Litigation Matters.

(b)
Proceedings Commenced After the Distribution Date.    Except as provided in Section 5.09(a), after the Distribution Date, the Parties agree that with respect to all Proceedings commenced against any member of the KLX Group, any member of the ESG Group or members of both Groups relating to events that take place before, on or after the Distribution Date, such Proceedings shall be controlled by:

(i)
a member of the KLX Group, if such Proceeding relates solely to the ASG Business (as conducted after the Distribution Date) (Future KLX Litigation Matter), and KLX shall use its commercially reasonable efforts to have a member of the KLX Group substituted for any member of the ESG Group to the extent it may be named as a defendant in such Future KLX Litigation Matter; provided, however, that no member of the KLX Group shall be required to make any such effort if the removal of any member of the ESG Group would, in the reasonable judgment of KLX, result in a loss of insurance coverage or rights to indemnification from third parties applicable to such Future KLX Litigation Matter or otherwise compromise the KLX Group's position in such Future KLX Litigation Matter;

(ii)
a member of the ESG Group, if such Proceeding relates solely to the ESG Business (as conducted after the Distribution Date) (Future ESG Litigation Matter), and ESG SpinCo shall use its commercially reasonable efforts to have a member of the ESG Group substituted for any member of the KLX Group to the extent it may be named as a defendant in such Future ESG Litigation Matter; provided, however, that no member of the ESG Group shall be required to make any such effort if the removal of any member of the KLX Group would, in the reasonable judgment of ESG SpinCo, result in a loss of insurance coverage or rights to indemnification from third parties applicable to such Future ESG Litigation Matter or otherwise compromise the ESG Group's position in such Future ESG Litigation Matter; and

  (iii)
  except as provided in Section 5.09(b)(i) or Section 5.09(b)(ii), or as may be otherwise agreed by KLX and ESG SpinCo, a member of each of the KLX Group and the ESG Group jointly if (A) such Proceeding arises from or relates to any Disclosure Document or any other document filed with any Governmental Entity (including the SEC) at or prior to the Distribution Date by KLX or ESG SpinCo in connection with the Distribution, (B) a Proceeding is brought by or on behalf of the current or former shareholders of KLX or ESG SpinCo and relates to any filing by KLX or ESG SpinCo with the SEC other than those described in clause (A), or (C) a Proceeding is brought by any Person against KLX or ESG SpinCo with respect to the Distribution (the matters in clauses (A) through (C) being Future Joint Litigation Matters); provided, however, that no member of either Group may settle a Future Joint Litigation Matter without the prior written consent of the members of the other Group named or involved in such Future Joint Litigation Matter, which consent shall not be unreasonably withheld, conditioned or delayed; provided further that either Party may settle a Future Joint Litigation matter if such settlement is for money only and provides a full release from any Liability under such Future Joint Litigation Matter for the other Party and, as applicable, the members of the other Party's Group (including any Liability for any payment of any kind in connection with such settlement).

(c)
Claims Against Third Parties.    Proceedings by any member of either Group against third parties, and any proceeds or other benefits that may be received as a result of such Proceedings and any Liabilities arising out of or resulting from such Proceedings, that are

(i)
listed in Schedule 5.09(c)(i) or that relate to the ASG Business and not to the ESG Business shall be the property of the applicable member of the KLX Group, and

(ii)
listed in Schedule 5.09(c)(ii) or that relate to the ESG Business and not to the ASG Business shall be the property of the applicable member of the ESG Group.

(d)
Retention of Counsel.    The Parties agree that attorneys who have worked for any member of the KLX Group prior to the Distribution Date are not conflicted from representing any members of the ESG Group subsequent to the Distribution Date, except to the extent such representation on any specific matter will be adverse (whether actually or potentially) to a member of the KLX Group. Notwithstanding the foregoing, KLX agrees that from and after the Effective Time, Freshfields Bruckhaus Deringer US LLP shall not be prohibited by this Section 5.09(d) from representing any member of the ESG Group, except as restricted by applicable rules of professional responsibility.

(e)
Notice to Third Parties; Service of Process; Cooperation.    To the extent necessary to effectuate the provisions in this Agreement, each Party shall, and shall cause the other members of its Group to, promptly notify their respective agents for service of process and all other necessary parties, including plaintiffs and courts, and shall provide instructions for proper service of legal process and other documents. Each Party shall, and shall cause the other members of its Group to, attempt in good faith not to accept service on behalf of any member of the other Party's Group, and shall, and shall cause the other members of its Group to, use their commercially reasonable efforts to deliver to each other any legal process or other documents incorrectly delivered to them or their agents as soon as possible following receipt.

(f)
Indemnity.    Nothing in this Section 5.09 shall affect in any way the indemnification provisions in ARTICLE IV (including the defense assumption provisions thereof) or the allocation of Assets or Liabilities between the Parties under this Agreement.

ARTICLE VI
TERMINATION

6.01
Termination

        This Agreement may be terminated, and the Distribution may be abandoned at any time, prior to the Distribution Date by and in the sole discretion of KLX, subject to compliance with the terms of the ASG Merger Agreement. After the Effective Time, this Agreement may only be terminated by an agreement in writing signed by a duly authorized officer of each of the Parties and, unless the ASG Merger Agreement has been terminated, Parent (as defined under the ASG Merger Agreement).

6.02
Effect of Termination

        In the event of termination of this Agreement in accordance with Section 6.01, this Agreement shall forthwith become void and there shall be no Liability on the part of either Party; provided that Section 5.06 shall survive any termination of this Agreement.

6.03
Amendment

        This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the Parties or (b) by a waiver in accordance with Section 6.04, in each case subject to compliance with the terms of the ASG Merger Agreement.

6.04
Waiver

        Subject to the restrictions set forth in the ASG Merger Agreement, either Party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other Party and (b) waive compliance with any of the agreements of the other Party or conditions to such Party's obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of either Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

ARTICLE VII
DISPUTE RESOLUTION

7.01
Disputes

        Except as otherwise specifically provided in any Ancillary Agreement (the terms of which, to the extent so provided therein, shall govern the resolution of disputes, controversies or claims that are the subject of such Ancillary Agreement), the procedures for discussion, negotiation and arbitration set forth in this ARTICLE VII shall apply to all disputes, controversies or claims (whether arising in contract, tort or otherwise) that may arise out of or relate to, or arise under or in connection with, this Agreement or any Ancillary Agreement, or the transactions contemplated hereby or thereby (including all actions taken in furtherance of the transactions contemplated hereby or thereby on or prior to the Effective Time), between or among any member of the KLX Group, on the one hand, and any member of the ESG Group, on the other hand (collectively, Agreement Disputes).

7.02
Dispute Resolution

(a)
KLX and ESG SpinCo will use their respective commercially reasonable efforts to resolve any Agreement Dispute on a mutually acceptable negotiated basis. In furtherance of the foregoing, any member of the ESG Group or the KLX Group involved in an Agreement Dispute may deliver a notice (an Escalation Notice) demanding an in-person meeting involving senior-level management representatives of KLX and ESG SpinCo (including, if appropriate, a senior management representative within the relevant strategic business unit or division within each such entity). A copy of any such Escalation Notice shall be given to the Law Department of each of KLX and ESG SpinCo (which copy shall state that it is an Escalation Notice pursuant to this Section 7.02). Any agenda, location or procedures for such discussions or negotiations between KLX and ESG SpinCo may be established by KLX and ESG SpinCo from time to time; provided, however, that the representatives of KLX and ESG SpinCo shall use their commercially reasonable efforts to meet in person, or telephonically if the representatives are unable to meet in person, within 30 days of the Escalation Notice.

(b)
If KLX and ESG SpinCo are not able to resolve the Agreement Dispute through the processes set forth in Section 7.02(a) within 60 days (or such shorter time as is reasonably necessary to avoid immediate irreparable injury) after the date of receipt of the Escalation Notice, then, at the request of either KLX or ESG SpinCo, such Agreement Dispute shall be determined shall be resolved by arbitration, which shall be conducted (i) by three arbitrators, consisting of one arbitrator appointed by KLX, one arbitrator appointed by ESG SpinCo and a third arbitrator appointed by the two arbitrators appointed by KLX and ESG SpinCo or, if the arbitrators appointed by KLX and ESG SpinCo cannot agree on a third arbitrator, the third arbitrator shall be appointed by the President of the American Arbitration Association, and (ii) in accordance with the Commercial Rules of the American Arbitration Association (except with respect to the selection of arbitrators) in effect at the time of filing of the demand for arbitration, including the AAA's Optional Appellate Arbitration Rules (the Appellate Rules).

(c)
The arbitrators shall issue a reasoned award, in writing. The decision of the arbitrators shall be final and binding upon the Parties (subject to the exhaustion of the appellate process set forth in the Appellate Rules), and the expense of the arbitration (including the award of attorneys' fees to the prevailing party) shall be paid as the arbitrators determine. The panel of arbitrators shall have no power to award non-monetary or equitable relief of any sort. The decision of the arbitrators shall be executory, and judgment thereon may be entered by any court of competent jurisdiction. The seat of the arbitration shall be New York, NY.

(d)
At any time during the resolution of an Agreement Dispute between the parties, either Party has the right to apply to any court of competent jurisdiction for interim relief, including pre-arbitration attachments or injunctions, necessary to preserve the parties' rights or to maintain the parties' relative positions until such time as the arbitration award is rendered or the Agreement Dispute is otherwise resolved.

(e)
The existence of, and any discussions, negotiations, arbitrations or other Proceedings relating to, any Agreement Dispute shall be considered by each Party as Confidential Information, and shall not be disclosed except as, and only to the extent, necessary to comply with Applicable Law, or to seek any court application for interim relief or post-arbitration confirmation, or in connection with any enforcement Proceedings.

(f)
Notwithstanding anything contained in this Agreement to the contrary, other than as set forth in the IP Matters Agreement or Section 5.06, no member of the ESG Group and no member of the KLX Group shall have the right to institute judicial Proceedings against the other Party or any Person acting by, through or under such other Party, in order to enforce the instituting Party's rights hereunder, except that any such member shall be permitted to seek an injunction in aid of arbitration with respect to an Agreement Dispute to preserve the status quo during the pendency of any arbitration Proceeding pursuant to Section 7.02(b).

ARTICLE VIII
MISCELLANEOUS

8.01
Transition Services Agreements

        The provision of certain services by KLX to ESG SpinCo following the Distribution Date shall be exclusively governed by the Transition Services Agreement attached as Exhibit 8.01 (the Transition Services Agreement).

8.02
Employee Matters

        Except as otherwise provided herein and not inconsistent with the Employee Matters Agreement, this Agreement shall not govern any employee matters, which shall be exclusively governed by the Employee Matters Agreement attached as Exhibit 8.02 (the Employee Matters Agreement).

8.03
Intellectual Property Matters

        Except as otherwise provided herein and not inconsistent with the IP Matters Agreement, this Agreement shall not govern any matters relating to the KLX Names and Marks and the ESG Names and Marks, which shall be exclusively governed by the IP Matters Agreement attached as Exhibit 8.03 (the IP Matters Agreement).

8.04
No Representation and Warranties

        EACH OF KLX (ON BEHALF OF ITSELF AND EACH OTHER KLX GROUP COMPANY) AND ESG SPINCO (ON BEHALF OF ITSELF AND EACH OTHER ESG GROUP COMPANY) UNDERSTANDS AND AGREES THAT, EXCEPT AS SET FORTH IN THE ASG MERGER AGREEMENT OR IN ANY ANCILLARY AGREEMENT, NO PARTY TO THIS AGREEMENT OR ANY ANCILLARY AGREEMENT IS REPRESENTING OR WARRANTING IN ANY WAY AS TO THE ASSETS, BUSINESSES, INFORMATION OR LIABILITIES CONTRIBUTED, TRANSFERRED OR ASSUMED AS CONTEMPLATED HEREBY OR THEREBY, AS TO ANY CONSENTS OR GOVERNMENTAL APPROVALS REQUIRED IN CONNECTION HEREWITH OR THEREWITH, AS TO THE VALUE OR FREEDOM FROM ANY SECURITY INTERESTS OF, OR ANY OTHER MATTER CONCERNING, ANY ASSETS OF SUCH PARTY (OR OTHER MEMBER OF SUCH PARTY'S GROUP), OR AS TO THE ABSENCE OF ANY DEFENSES OR RIGHT OF SET-OFF OR FREEDOM FROM COUNTERCLAIM WITH RESPECT TO ANY ACTION OR OTHER ASSET, INCLUDING ACCOUNTS RECEIVABLE, OF ANY PARTY (OR OTHER MEMBER OF SUCH PARTY'S GROUP), OR AS TO THE LEGAL SUFFICIENCY OF ANY TRANSACTION, DOCUMENT, CERTIFICATE OR INSTRUMENT DELIVERED HEREUNDER.

8.05
Limitation of Liability

        IN NO EVENT SHALL ANY MEMBER OF THE KLX GROUP OR THE ESG GROUP BE LIABLE TO ANY MEMBER OF THE OTHER GROUP FOR ANY PUNITIVE DAMAGES OR LOST PROFITS ARISING IN ANY WAY OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT EACH PARTY'S INDEMNIFICATION OBLIGATIONS FOR LIABILITIES AWARDED TO THIRD PARTIES IN A THIRD PARTY CLAIM SET FORTH HEREIN.

8.06
Expenses

        Subject to Section 3.01, all Transaction Expenses shall be borne by KLX.

8.07
Notices

        All notices, consents, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by e-mail or facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.07):

  (a)
  if to ESG SpinCo:

      [**************************]
      [**************************]
      [**************************]
      Phone: [*****************]
      Fax: [*****************]
      Email: [********************]
      Attention: [*****************];

    with a copy (which shall not constitute notice) to:

      Freshfields Bruckhaus Deringer US LLP
      601 Lexington Avenue, 31st Floor
      New York, NY 10022
      Phone: (212) 277-4000
      Fax: (212) 277-4001
      Email:    Valerie.Jacob@freshfields.com
                     Omar.Pringle@freshfields.com
      Attention:    Valerie Ford Jacob, Esq.
                            Omar Pringle, Esq.

  (b)
  if to KLX:

      KLX Inc.
      1300 Corporate Center Way
      Wellington, FL 33414
      Phone: (561) 383-5100
      Fax: (561) 791-5479
      Email:    Roger.Franks@klx.com
      Attention:    General Counsel;

    with a copy (which shall not constitute notice) to:

      Freshfields Bruckhaus Deringer US LLP
      601 Lexington Avenue, 31st Floor
      New York, NY 10022
      Phone: (212) 277-4000
      Fax: (212) 277-4001
      Email:    Valerie.Jacob@freshfields.com
                     Omar.Pringle@freshfields.com
      Attention:    Valerie Ford Jacob, Esq.
                            Omar Pringle, Esq.

8.08
Interpretation; Certain Definitions

(a)
The Parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

(b)
The words "hereof," "herein," "hereby," "hereunder" and "herewith" and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the phrase "without limitation." Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases "the date of this Agreement" and "the date hereof" and terms or phrases of similar import shall be deemed to refer to [    •    ], 2018, unless the context requires otherwise. Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. All references to "dollars" or "$" refer to currency of the United States.

8.09
Public Announcements

        Following the Effective Time, except as expressly permitted by the Merger Agreement, the Parties shall not make, and shall procure that none of its respective Group members makes, any press release or public announcement in respect of this Agreement or the transactions contemplated by this Agreement without the prior written consent of the other Party unless otherwise required by Applicable Law or applicable stock exchange regulation.

8.10
Severability

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Distribution be consummated as originally contemplated to the fullest extent possible.

8.11
Assignment

        Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Applicable Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 8.11 shall be null and void.

8.12
Entire Agreement

        This Agreement (including the exhibits, annexes and appendices hereto and any other agreement entered into by and between the Parties in connection herewith) constitutes, together with the Ancillary Agreements, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, by and between the Parties with respect to the subject matter hereof.

8.13
No Third-Party Beneficiaries

        This Agreement is not intended to and shall not confer upon any Person other than the Parties any rights or remedies hereunder; provided, however, that it is specifically intended that the KLX D&O Indemnified Parties and the ESG D&O Indemnified Parties (with respect to Section 3.05 and this Section 8.13 from and after the Effective Time) are intended third-party beneficiaries of such provisions.

8.14
Governing Law

        This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of KLX and ESG SpinCo in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Applicable Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Applicable Laws of any jurisdiction other than the State of Delaware.

8.15
Consent to Jurisdiction

(a)
Each of the Parties hereby, with respect to any Proceeding arising out of this Agreement or the transactions contemplated by this Agreement, (i) expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (iii) agrees that it will not bring any claim or Proceeding relating to this Agreement or the transactions contemplated by this Agreement except in such courts and (iv) waives, to the fullest extent it may legally and effectively do so, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, any objection which it may now or hereafter have to the laying of venue of any claim or Proceeding arising out of or relating to this Agreement. Notwithstanding the foregoing, each of KLX and ESG SpinCo agrees that a final and nonappealable judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(b)
Each Party irrevocably consents to the service of process in any claim or Proceeding with respect to this Agreement and the transactions contemplated by this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other Party may be made by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 8.07 and such service of process shall be sufficient to confer personal jurisdiction over such Party in such claim or Proceeding and shall otherwise constitute effective and binding service in every respect.

8.16
Counterparts

        This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

8.17
Waiver of Jury Trial

        EACH OF KLX AND ESG SPINCO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BETWEEN ANY OF THEM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF KLX OR ESG SPINCO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

KLX Inc.
By:
Name:
Title:
KLX Energy Services Holdings, Inc.
By:
Name:
Title:

Annex E

                                 , 2018

KLX INC.

and

KLX ENERGY SERVICES HOLDINGS, INC.

EMPLOYEE MATTERS AGREEMENT

E-i

E-ii

EMPLOYEE MATTERS AGREEMENT

        This EMPLOYEE MATTERS AGREEMENT (this Agreement), dated as of [    •    ], by and between KLX Inc., a corporation organized under the laws of the State of Delaware (KLX), and KLX Energy Services Holdings, Inc., a corporation organized under the laws of the State of Delaware (ESG SpinCo). Each of KLX and ESG SpinCo is sometimes referred to herein as a "Party" and together, as the "Parties".

RECITALS

        WHEREAS, KLX and ESG SpinCo have entered into a Distribution Agreement as of the date hereof (the Distribution Agreement) pursuant to which KLX shall separate the ASG Business and the ESG Business through a taxable spin-off of the ESG Business into a separate publicly traded company and distribute to the holders of KLX Common Stock all of the ESG SpinCo Common Stock; and

        WHEREAS, in connection with the Distribution, the Parties desire to enter into this Agreement as a complement to the Distribution Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Distribution Agreement, and intending to be legally bound hereby, KLX and ESG SpinCo hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1
Definitions

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Distribution Agreement.

1.2
Terms

        As used herein, the following terms have the following meanings:

        Agreement has the meaning as set forth in the Preamble.

        ASG Business Employee means an individual whose employment duties are primarily related to the ASG Business immediately prior to the Distribution Date.

        Benefit Plan shall mean any plan, program, policy, agreement, arrangement or understanding that is an employment, consulting, deferred compensation, executive compensation, incentive bonus or other bonus, employee pension, profit sharing, savings, retirement, supplemental retirement, stock option, stock purchase, stock appreciation right, restricted stock, restricted stock unit, deferred stock unit, other equity-based compensation, severance pay, retention, change in control, salary continuation, life, death benefit, health, hospitalization, workers' compensation, sick leave, vacation pay, disability or accident insurance or other employee benefit plan, program, agreement or arrangement, including any "employee benefit plan" (as defined in Section 3(3) of ERISA) (whether or not subject to ERISA) sponsored or maintained by such entity or to which such entity is a party.

        COBRA means the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

        Committee means the Compensation Committee of the Board.

        Distribution Agreement has the meaning as set forth in the Recitals.

        Employee Records means all records pertaining to employment, including benefits, eligibility, training history, performance reviews, disciplinary actions, job experience and history and compensation history.

        ERISA means the U.S. Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

        ESG Deferred Compensation Plan has the meaning as set forth in Section 5.1(b).

        ESG Employee means any individual who shall be employed by ESG SpinCo or a member of the ESG Group (a) on and after the date two days prior to the Distribution Date or (b) in the case of the Specified Employees, each of whom shall transfer employment from KLX to ESG SpinCo on or prior to the closing of the transactions contemplated by the ASG Merger (the ASG Closing), on and after the Transfer Date.

        ESG Equity Plan has the meaning as set forth in Section 3.2.

        ESG ESPP has the meaning as set forth in Section 3.3.

        ESG FSA has the meaning as set forth in Section 4.3.

        ESG NEDDSP has the meaning as set forth in Section 5.2.

        ESG Non-Employee Director means any individual who shall be a non-employee member of the board of directors of ESG immediately after the Distribution Date and who is not a KLX Non-Employee Director.

        ESG Savings Plans has the meaning as set forth in Section 6.1(a).

        ESG SpinCo has the meaning as set forth in the Preamble.

        ESG Welfare Plans has the meaning as set forth in Section 4.1(a).

        Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

        FICA has the meaning as set forth in Section 2.1(e).

        Former ESG Employee has the meaning as set forth in Section 2.2(b).

        Former KLX Employee has the meaning as set forth in Section 2.2(c).

        FSA Participation Period has the meaning as set forth in Section 4.4.

        FUTA has the meaning as set forth in Section 2.1(e).

        HIPAA shall mean the Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations promulgated thereunder.

        KLX Adjustment Ratio means a fraction, the numerator of which is the KLX Pre-Distribution Stock Value and the denominator of which is the KLX Post-Distribution Stock Value.

        KLX Annual Incentive Plan means any annual incentive bonus or commission program maintained by KLX.

        KLX Deferred Compensation Plan means the KLX Inc. 2014 Deferred Compensation Plan, as amended.

        KLX DSU means any stock unit held by a non-employee member of the Board pursuant to the KLX NEDDSP and/or the KLX Deferred Compensation Plan.

        KLX Employee means any individual who shall be employed by a member of the KLX Group on and after the Distribution Date.

        KLX Equity Awards means KLX RSAs, KLX RSUs, KLX PSUs, and KLX DSUs.

        KLX Equity Plan means the KLX Inc. Long-Term Incentive Plan, as amended from time to time.

        KLX ESPP means the KLX Inc. Employee Stock Purchase Plan, effective as of January 1, 2015, as amended.

        KLX has the meaning as set forth in the Preamble.

        KLX NEDDSP means the KLX Inc. Non-Employee Directors Stock and Deferred Compensation Plan, as amended.

        KLX PSU means a KLX stock unit award subject to performance-based vesting.

        KLX Post-Distribution Stock Value means the opening price per share of the KLX Common Stock trading on the first trading day following the Distribution Date during Regular Trading Hours.

        KLX Pre-Distribution Stock Value means the closing price per share of the KLX Common Stock trading regular way with due bills on the Distribution Date during Regular Trading Hours.

        KLX RSA means the portion of any restricted stock awards issued under the KLX Equity Plan that is subject only to time-based vesting.

        KLX RSU means any stock unit award issued under the KLX Equity Plan that is subject only to time-based vesting.

        Party has the meaning as set forth in the Preamble.

        Regular Trading Hours means the period beginning at 9:30 AM, New York City time, and ending at 4:00 PM, New York City time.

        Specified Employee means an individual set forth on Schedule 1.2.

        Transfer Date means with respect to a Specified Employee, the date on which such individual's employment transfers to ESG SpinCo.

ARTICLE II
ASSIGNMENT OF EMPLOYEES

2.1
Active Employees

(a)
General.    Effective no later than the Distribution Date, the employment of each ESG Employee who is employed by a member of the KLX Group shall be assigned and transferred to ESG SpinCo or a member of the ESG Group. There shall be no assignment or transfer of employment with respect to an ASG Business Employee to ESG or the ESG Group as of the Distribution Date. KLX and ESG SpinCo shall take any and all reasonable actions as shall be necessary and appropriate to further the provisions of this Article II, including, to the extent practicable, providing written notice or similar communication to employees.

(b)
At Will Employment.    Notwithstanding the above or any other provision of this Agreement, nothing in this Agreement shall create any obligation on the part of any member of the KLX Group or the ESG Group to continue the employment of any employee for any period of time following the Distribution Date or to change the employment status of any employee from "at will," to the extent such employee is an "at will" employee under Applicable Law.

(c)
Severance.    The Distribution and the assignment, transfer or continuation of the employment of employees in connection therewith, whether as of or before the Distribution Date, shall not be deemed a severance of employment of any employee for purposes of any plan, policy, practice or arrangement of any member of the KLX Group or ESG Group. This Section 2.1(c) shall not apply to the Specified Employees.

(d)
Not a Change of Control/Change in Control.    Neither the consummation of the Distribution nor any transaction in connection with the Distribution (other than the ASG Merger) shall be deemed a "change of control," "change in control," or term of similar import for purposes of Section 409A of the Code or any Benefit Plan of the KLX Group or ESG Group.

(e)
Payroll and Related Taxes.    With respect to the portion of the Tax year occurring prior to the day immediately following the Distribution Date (or, with respect to any Specified Employee), with respect to the portion of the Tax year occurring prior to the day immediately following such individual's Transfer Date), KLX will (i) be responsible for all payroll obligations, Tax withholding and reporting obligations and (ii) furnish a Form W-2 or similar earnings statement to all ESG Employees and Former ESG Employees for such period. Except as otherwise expressly provided in this Agreement, with respect to the remaining portion of such tax year, ESG SpinCo will (A) be responsible for all payroll obligations, Tax withholding, and reporting obligations regarding ESG Employees and (B) furnish a Form W-2 or similar earnings statement to all ESG Employees. With respect to each ESG Employee, KLX and ESG SpinCo shall, and shall cause their respective Affiliates to (to the extent permitted by Applicable Law and practicable) (1) treat ESG SpinCo (or the applicable member of the ESG Group) as a "successor employer" and KLX (or the applicable member of the KLX Group) as a "predecessor," within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code, to the extent appropriate, for purposes of Taxes imposed under the United States Federal Insurance Contributions Act, as amended (FICA), or the United States Federal Unemployment Tax Act, as amended (FUTA), and (2) cooperate with each other to avoid, to the extent possible, the restart of FICA and FUTA upon or following the Distribution Date with respect to each such ESG Employee for the tax year during which the Distribution Date occurs.

(f)
Employment Contracts.    Effective as of the Distribution Date, ESG SpinCo will assume and honor, or will cause a member of the ESG Group to assume and honor, the agreements to which any ESG Employee is party with any member of the KLX Group. This Section 2.1(f) shall not apply to the Specified Employees.

2.2
Former Employees

(a)
General Principle.    Except as otherwise provided in this Agreement, each former employee of the KLX Group or the ESG Group as of the Distribution Date will be considered a former employee of the business as to which his or her duties were primarily related immediately prior to his or her termination of employment with all of KLX, ESG SpinCo and their respective Affiliates.

(b)
Former ESG Employees.    Former employees of the ESG Group as of the Distribution Date shall be deemed to include all employees who, as of their last day of employment with any of KLX, ESG SpinCo or their respective Affiliates, had employment duties primarily related to the ESG Business (collectively, the Former ESG Employees).

(c)
Former KLX Employees.    Former employees of the KLX Group shall be deemed to include all employees who, as of their last day of employment with any of KLX, ESG SpinCo or their respective Affiliates, had employment duties primarily related to the ASG Business (collectively, the Former KLX Employees).

2.3
Employment Law Obligations

        On and after the Distribution Date (i) the members of the ESG Group shall be responsible for adopting and maintaining any policies or practices, and for all other actions and inactions, necessary to comply with employment-related laws and requirements relating to the employment of the ESG Employees and (ii) the members of the KLX Group shall remain responsible for adopting and maintaining any policies or practices, and for all other actions and inactions, necessary to comply with employment-related laws and requirements relating to the employment of the KLX Employees and the treatment of the Former KLX Employees and Former ESG Employees in respect of their former employment with KLX.

2.4
Employee Records

(a)
Employee Records Relating to ESG Employees and Former ESG Employees.    All Employee Records and data in any form relating to ESG Employees and Former ESG Employees shall be the property of ESG SpinCo, except that data pertaining to any ESG Employee or Former ESG Employee and relating to any period that any such ESG Employee or Former ESG Employee was employed by a member of the KLX Group prior to the Distribution (or, with respect to any Specified Employee, such individual's Transfer Date) shall be jointly owned by ESG SpinCo and KLX.

(b)
Employee Records Relating to KLX Employees and Former KLX Employees.    All Employee Records and data in any form relating to KLX Employees and Former KLX Employees shall be the property of KLX, except that data pertaining to any KLX Employee or Former KLX Employee and relating to any period that any such KLX Employee or Former KLX Employee was employed by ESG SpinCo, KLX or any of their respective Affiliates prior to the Distribution shall be jointly owned by KLX and ESG SpinCo.

(c)
Sharing of Records.    The Parties shall use their respective reasonable commercial efforts to provide each other such Employee Records and information only as necessary or appropriate to carry out their obligations under Applicable Law (including, without limitation, any relevant privacy protection laws or regulations in any applicable jurisdictions), this Agreement or the Distribution Agreement or the Transition Services Agreement, or for the purposes of administering their respective employee Benefit Plans and policies. Subject to Applicable Law, all information and Employee Records regarding employment and personnel matters of (i) KLX Employees and Former KLX Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by KLX in accordance with all laws and policies relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records and (ii) ESG Employees and Former ESG Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date or the Transfer Date, as applicable, by ESG SpinCo in accordance with all laws and policies relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records. The Parties shall reimburse each other for any reasonable costs incurred in copying or transmitting any records requested pursuant to this Section 2.4.

(d)
Access to Records.    To the extent consistent with applicable privacy protection laws or regulations, access to such Employee Records after the Distribution Date (or, with respect to any Specified Employee, such individual's Transfer Date) will be provided to ESG SpinCo and KLX in accordance with the Distribution Agreement. In addition, notwithstanding anything to the contrary, ESG SpinCo and KLX shall retain reasonable access to those Employee Records necessary for ESG SpinCo's or KLX's continued administration of any plans or programs on behalf of Employees after the Distribution Date (or, with respect to any Specified Employee, such individual's Transfer Date); provided that such access shall be limited to individuals who have a job-related need to access such Employee Records in order to administer such plans. ESG SpinCo shall also retain copies of all restrictive covenant agreements with any KLX Employee or Former KLX Employee in which ESG SpinCo has a valid business interest.

(e)
No Access to Computer Systems.    Except as set forth in the Distribution Agreement or the Transition Services Agreement, no provision of this Agreement shall give either Party direct access to the computer systems of the other Party.

(f)
Relation to Distribution Agreement.    The provisions of this Section 2.4 shall be in addition to, and not in derogation of, the provisions of the Distribution Agreement governing Confidential Information and access to and use of employees, Information and Records.

(g)
Confidentiality.    Except as otherwise set forth in this Agreement, all Employee Records and data relating to employees shall, in each case, be subject to the confidentiality provisions of the Distribution Agreement.

(h)
Cooperation.    Each member of the KLX Group and ESG Group shall use reasonable commercial efforts to share, retain and maintain data and Employee Records that are necessary or appropriate to further the purposes of this Section 2.4 and for each other to administer their respective Benefit Plans to the extent consistent with this Agreement and Applicable Law. Except as otherwise provided in this Agreement or as provided under the Transition Services Agreement, neither KLX nor ESG SpinCo shall charge the other any fee for such cooperation. The Parties agree to cooperate as long as is reasonably necessary to further the purposes of this Section 2.4.

ARTICLE III
EQUITY AWARDS

3.1
General Principals

(a)
KLX and ESG SpinCo shall take any and all reasonable actions as shall be necessary and appropriate to further the provisions of this ARTICLE III, including, to the extent practicable, providing written notice or similar communication to employees who hold one or more awards granted under the KLX Equity Plan informing such employees of (i) the actions contemplated by this ARTICLE III with respect to such awards and (ii) whether (and during what time period) any "blackout" period shall be imposed upon holders of awards granted under the KLX Equity Plan during which time awards may not be exercised or settled, as the case may be.

(b)
No award described in this ARTICLE III, whether outstanding or to be issued, adjusted, substituted, assumed, converted or cancelled by reason of or in connection with the Distribution, shall be issued, adjusted, substituted, assumed, converted or cancelled until, in the judgment of the administrator of the applicable plan or program, such action is consistent with all Applicable Laws, including federal securities Laws.

3.2
Establishment of Long-Term Incentive Plan

        On or prior to the Distribution Date, ESG SpinCo shall establish a long-term incentive plan for the benefit of eligible ESG Employees that is substantially similar to the KLX Equity Plan (the ESG Equity Plan). Prior to the Distribution Date, KLX, as the sole stockholder of ESG SpinCo, shall approve the ESG Equity Plan.

3.3
Treatment of Outstanding KLX Equity Awards

(a)
Vesting Credit for ESG Employees in respect of KLX Equity Awards.    Prior to the Distribution Date, KLX shall take all actions required to permit any KLX Equity Awards outstanding under the KLX Equity Plan issued to or held by ESG Employees immediately prior to the Distribution Date (or, with respect to any Specified Employee, such individual's the Transfer Date) to continue to vest and be satisfied at the relevant time following the Distribution Date or Transfer Date, as the case may be, in accordance with the KLX Equity Plan rules and relevant award agreements, and otherwise in accordance with Sections 3.3(b) and 3.3(c) hereof, without regard to any forfeiture provisions that otherwise may apply solely as a result of the Distribution and the ESG Employees no longer being employed within the KLX Group. Solely for the purpose of the continued vesting contemplated by the preceding sentence, continued service with ESG SpinCo or the ESG Group following the Distribution Date or the Transfer Date, as the case may be, will be treated as continued service with KLX and the KLX Group, and such continued vesting shall be conditioned upon the relevant ESG Employees remaining in the continued service of the ESG Group following the Distribution Date or the Transfer Date, as the case may be, and through the applicable vesting date(s) under the applicable KLX Equity Award. In connection with the foregoing, ESG SpinCo shall promptly notify KLX of any termination of employment of an ESG Employee holding any such KLX Equity Award so that KLX can properly account for the vesting or forfeiture of such KLX Equity Awards in accordance with the otherwise applicable provisions of the KLX Equity Plan rules and relevant award agreements to which such KLX Equity Awards are subject.

(b)
Treatment of KLX RSAs in connection with the Distribution.    Rather than participate in the Distribution, the KLX RSAs that are outstanding and unvested as of immediately prior to the Distribution Date shall, as soon as practicable following the Distribution Date, be adjusted by multiplying the number of shares of KLX Common Stock subject to such KLX RSAs immediately prior to the Distribution Date by the KLX Adjustment Ratio and rounding down to the nearest whole share (with each separate vesting tranche of KLX RSAs comprising the holder's aggregate number of KLX RSAs being rounded up or down to the nearest whole share). Following the Distribution Date, the adjusted KLX RSAs shall remain subject to the same terms and conditions as applicable to the KLX RSA prior to the Distribution Date, as modified by Section 3.3(a) hereof.

(c)
Treatment of KLX RSUs, KLX PSUs and KLX DSUs in connection with the Distribution.    Rather than participate in the Distribution, the KLX RSUs, KLX PSUs and KLX DSUs that are outstanding as of immediately prior to the Distribution Date shall be adjusted, as soon as practicable following the Distribution Date, by multiplying the number of shares subject to such KLX RSUs, KLX PSUs or KLX DSUs immediately prior to the Distribution Date by the KLX Adjustment Ratio and rounding down to the nearest whole unit (with each separate vesting tranche comprising the holder's aggregate number of underlying units being rounded up or down to the nearest whole unit). Following the Distribution Date, all adjusted KLX RSUs, adjusted KLX PSUs and adjusted KLX DSUs shall remain subject to the same terms and conditions as applicable to the KLX RSU, KLX PSU or KLX DSU prior to the Distribution Date, as modified by Section 3.3(a) hereof.

3.4
Employee Stock Purchase Plan

(a)
Effective as of the Distribution Date, ESG SpinCo shall establish an employee stock purchase plan for the benefit of ESG Employees that is substantially similar to the KLX ESPP (the ESG ESPP). Prior to the Distribution Date, KLX, as the sole stockholder of ESG SpinCo, shall approve the ESG ESPP.

(b)
Unless otherwise decided by the Committee in its sole discretion, all payroll deductions under the KLX ESPP shall cease following the last payroll payment date prior to the Distribution Date. The option period that would be in progress on the Distribution Date shall be shortened so that the exercise shall occur by the day prior to the Distribution Date. After such exercise, any residual amounts remaining in the KLX ESPP accounts of ESG Employees shall remain in such accounts until after the Distribution Date, at which point they shall be transferred to ESG SpinCo for deposit in the appropriate individuals' ESG ESPP accounts. In the event that an ESG Employee chooses not to participate in the ESG ESPP, that ESG Employee shall receive the appropriate residual amount following the Distribution Date.

3.5
Liabilities for Settlement of Awards

        From and after the Distribution Date KLX shall remain responsible for all Liabilities associated with KLX Equity Awards, including share delivery, registration or other obligations related to the exercise, vesting or settlement of the KLX Equity Awards.

3.6
Tax Reporting, Withholding and Deduction for Equity-Based Awards

(a)
A member of the KLX Group will be responsible for all income, payroll, or other Tax reporting and withholding obligations associated with the income recognized in connection with the KLX Equity Awards KLX and ESG SpinCo acknowledge and agree that the Parties will cooperate with each other and with third party providers to effectuate withholding and remittance of Taxes in a timely, efficient, and appropriate manner in accordance with Applicable Law.

(b)
KLX and ESG SpinCo agree that the consideration paid on vesting and settlement of equity awards pursuant to this Article 3 shall be reported on KLX's federal income Tax Return. ESG Spinco (i) will be bound by the agreement in this Section 3.6(b) for purposes of determining any and all consequences with respect to Taxes of the transactions contemplated herein, (ii) will prepare and file all Tax Returns to be filed with any Tax Authority in a manner consistent with such agreement, and (iii) will take no position inconsistent with such agreement on any Tax Return, any discussion with or proceeding before any Tax Authority, or otherwise, in each case except as otherwise required by a final and non-appealable decision or other order by a court or by a final closing agreement or accepted offer in compromise under Section 7121 or 7122 of the Code. In the event that the agreement in this Section 3.6(b) is disputed by any Tax Authority, the Party receiving notice of such dispute will promptly notify the other Party thereof.

ARTICLE IV
CERTAIN U.S. WELFARE BENEFIT MATTERS

4.1
Establishment of Welfare Plans

(a)
On or prior to the Distribution Date, ESG SpinCo shall establish and adopt Welfare Plans that will provide welfare benefits to each eligible ESG Employee who is, as of the Distribution Date, a participant in any of the KLX Welfare Plans (and their eligible spouses and dependents, as the case may be) under terms and conditions that are comparable to the KLX Welfare Plans (the ESG Welfare Plans). Coverage and benefits under the KLX Welfare Plans shall then be provided to the ESG Employees on an uninterrupted basis under the newly established ESG Welfare Plans which shall contain comparable terms and conditions as in effect under the corresponding KLX Welfare Plans immediately prior to the Distribution Date, unless otherwise noted on Schedule 4.1(a). ESG Employees shall cease to be eligible for coverage under the KLX Welfare Plans on the Distribution Date or the Transfer Date, as applicable, unless otherwise noted on Schedule 4.1(a). For the avoidance of doubt, ESG SpinCo shall not participate in any KLX Welfare Plans on or after the Distribution Date, and KLX Employees and Former KLX Employees shall not participate in any ESG Welfare Plans at any time. During the period, if any, after the Distribution Date or the Transfer Date, as applicable, coverage for ESG Employees under the KLX Welfare Plans shall be provided pursuant to the terms set forth in the Transition Services Agreement.

(b)
ESG SpinCo shall use commercially reasonable efforts to cause all ESG Welfare Plans (to the extent not already waived or taken into account, as applicable, prior to the date hereof) to (i) waive all limitations as to preexisting conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to ESG Employees, other than limitations that were in effect with respect to such ESG Employees as of the Distribution Date or the Transfer Date, as applicable, under the KLX Welfare Plans, and (ii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to an ESG Employee to the extent such ESG Employee had satisfied any similar limitation under the analogous KLX Welfare Plan as of the Distribution Date or the Transfer Date, as applicable.

(c)
Unless otherwise noted on Schedule 4.1(c) KLX shall retain Liability and responsibility in accordance with the applicable KLX Welfare Plan for all reimbursement claims (such as medical and dental claims) for expenses incurred and for all non-reimbursement claims (such as life insurance claims) incurred by ESG Employees (and their dependents and beneficiaries) under such plans prior to the Distribution Date or the Transfer Date, as applicable, and ESG SpinCo shall retain Liability and responsibility in accordance with the ESG Welfare Plans for all reimbursement claims (such as medical and dental claims) for expenses incurred and for all non-reimbursement claims (such as life insurance claims) incurred by ESG Employees (and their dependents and beneficiaries) on or following the Distribution Date or the Transfer Date, as applicable. For purposes of this Section 4.1(c), a benefit claim shall be deemed to be incurred as follows: (i) when the event giving rise to the benefit under the applicable plan has occurred as set forth in the governing plan documents, if it is clear based on the governing documents of both the KLX Welfare Plan and ESG Welfare Plans which plan should be responsible for the claim or, if not, as follows: (ii) (A) health, dental, vision, employee assistance program, education assistance program and prescription drug benefits (including in respect of any hospital confinement), upon provision of such services, materials or supplies; and (B) life, accidental death and dismemberment and business travel accident insurance benefits, upon the death, or other event giving rise to such benefits. The members of the KLX Group shall retain liability and responsibility in accordance with the applicable KLX Welfare Plan for all reimbursement claims (such as medical and dental claims) for expenses incurred and for all non-reimbursement claims (such as life insurance claims) for individuals who, immediately prior to the Distribution Date are Former ESG Employees (and their dependents and beneficiaries), including any such employee on long-term disability on the Distribution Date.

(d)
As of the Distribution Date or the Transfer Date, as applicable, ESG SpinCo shall cause the ESG Welfare Plans to recognize and give effect to all elections and designations (including all coverage and contribution elections and beneficiary designations) made by each ESG Employee under, or with respect to, the corresponding KLX Welfare Plan for the plan year in which the Distribution occurs. Notwithstanding the foregoing, nothing in this Section 4.1 will prohibit ESG SpinCo from soliciting or causing the solicitation of new election forms or beneficiary designations from ESG Employees to be effective under the ESG Welfare Plan as of the Distribution Date or the Transfer Date, as applicable.

4.2
Accrued Paid Time Off

        ESG SpinCo shall credit each ESG Employee with the amount of accrued but unused vacation time, sick time and other time-off benefits as such ESG Employee had with the KLX Group as of the Distribution Date or the Transfer Date, as applicable.

4.3
Flexible Spending Accounts

        On or prior to the Distribution Date, ESG SpinCo shall establish and adopt ESG Welfare Plans that will provide health care flexible spending account and dependent care flexible spending account benefits to ESG Employees (each an ESG FSA).

4.4
COBRA and HIPAA

        KLX shall retain responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to Former ESG Employees who, prior to the Distribution Date or the Transfer Date, as applicable, were covered under a KLX Welfare Plan pursuant to COBRA. KLX shall be responsible for administering compliance with any certificate of creditable coverage requirements of HIPAA or Medicare applicable to the KLX Welfare Plans with respect to ESG Employees. The Parties agree that neither the Distribution nor any transfers of employment that occur in connection with and on or prior to the Distribution shall constitute a COBRA qualifying event for purposes of COBRA; provided, that, in all events, ESG SpinCo shall assume, or shall have caused the ESG Welfare Plans to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to ESG Employees who, on or after the Distribution Date or the Transfer Date, as applicable, incur a qualifying event for purposes of COBRA.

4.5
Third Party Vendors

        Except as provided below, to the extent any KLX Welfare Plan is administered by a third-party vendor, KLX and ESG SpinCo will cooperate and use their reasonable commercial efforts to "clone"

any contract with such third-party vendor for ESG SpinCo and to maintain any pricing discounts or other preferential terms for both KLX and ESG SpinCo. Neither party shall be liable for failure to obtain such pricing discounts or other preferential terms for ESG SpinCo. Each party shall be responsible for any additional premiums, charges or administrative fees that such party may incur pursuant to this Section 4.5.

ARTICLE V
NONQUALIFIED DEFERRED COMPENSATION PLANS

5.1
Deferred Compensation Plan

(a)
Prior to and following the Distribution Date, KLX shall retain any and all Liability and responsibility in accordance with, and pursuant to, the KLX Deferred Compensation Plan. In connection with the foregoing, ESG SpinCo shall promptly notify KLX of any separation from service of an ESG Employee participating in the KLX Deferred Compensation Plan so that KLX can properly account for the vesting or forfeiture of such ESG Employee's account balance, and arrange for payment, if applicable, in accordance with the otherwise applicable provisions of the KLX Deferred Compensation Plan. KLX will be responsible for all income, payroll, or other Tax reporting and withholding obligations associated with the distribution of amounts from the KLX Employee Deferred Compensation, but will not be responsible for adverse consequences to ESG Employees under Section 409A, and associated costs, resulting from failures of ESG SpinCo to timely and accurately notify KLX of any termination or other events requiring distribution of deferred compensation. KLX and ESG SpinCo agree that the distributions called for under this Section 5.1 shall be reported as deductions on KLX's federal income Tax Return.

(b)
Following the Distribution Date, ESG SpinCo shall establish a nonqualified deferred compensation plan for the benefit of ESG Employees that is comparable to the KLX Deferred Compensation Plan (the ESG Deferred Compensation Plan).

5.2
Non-Employee Directors Deferred Compensation Plan

        On or prior to the Distribution Date, ESG SpinCo shall establish a nonqualified deferred compensation plan for the benefit of ESG Non-Employee Directors that is comparable to the KLX NEDDSP (the ESG NEDDSP).

ARTICLE VI
U.S. DEFINED CONTRIBUTION PLAN

6.1
KLX Savings Plan

(a)
Prior to the Distribution Date, ESG SpinCo shall establish a Tax qualified defined contribution plan that is comparable in all material respects to the KLX Savings Plan (the ESG Savings Plan), and any trust agreements or other plan documents reasonably necessary, and cause trustees to be appointed for the ESG Savings Plan, for the benefit of each ESG Employee who is, immediately prior to the Distribution Date, a participant in the KLX Savings Plan.

(b)
In accordance with Applicable Law, KLX and ESG SpinCo shall cause the accounts under the KLX Savings Plan of each ESG Employee to be transferred to the ESG Savings Plan as soon as practicable after the Distribution Date or the Transfer Date, as the case may be, in the following manner: (i) KLX will cause the accounts (including any outstanding loan balances) of each ESG Employee as of the Distribution Date or the Transfer Date, as the case may be, in the KLX Savings Plan to be transferred as soon as practicable after the Distribution Date or the Transfer Date, as the case may be, to the ESG Savings Plan and its related trust, (ii) the ESG Savings Plan will assume and became solely responsible for all Liabilities relating to the accounts that were so transferred to the ESG Savings Plan and its related trust as of the time of such transfer, and (iii) ESG SpinCo will cause such transferred accounts to be accepted by the ESG Savings Plan and its related trust and will cause the ESG Savings Plan to satisfy all protected benefit requirements under the Code and Applicable Law with respect to the transferred accounts.

(c)
The ESG Savings Plan shall provide, effective as of the Distribution Date, (i) for the establishment of a ESG SpinCo Common Stock fund and (ii) that such ESG SpinCo Common Stock fund shall receive a transfer of and hold all shares of ESG SpinCo Common Stock distributed in connection with the Distribution in respect of shares of KLX Common Stock. All participants in the KLX Savings Plan will be prohibited from increasing their holdings in such ESG SpinCo Common Stock fund under the KLX Savings Plan, and may elect to liquidate their holdings in such ESG SpinCo Common Stock fund and invest those monies in any other investment fund offered under the KLX Savings Plan.

(d)
KLX and ESG SpinCo each intend to preserve the right of KLX participants and ESG SpinCo participants to receive distributions in kind of employer securities from, respectively, the KLX Savings Plan and the ESG Savings Plan, if, and to the extent, investments under such plans are comprised of ESG SpinCo Common Stock or KLX Common Stock, respectively; provided, that, KLX shall cause the KLX Savings Plan to provide that, no later than twelve (12) months following the Distribution Date, the KLX Savings Plan shall hold no separate investment fund comprised of ESG SpinCo Common Stock and ESG SpinCo shall cause the ESG Savings Plan to provide that, no later than twelve (12) months following the Distribution Date, the ESG Savings Plan shall not hold a separate investment fund comprised of KLX Common Stock. Each of KLX and ESG SpinCo shall authorize the appropriate plan fiduciary to determine, in its discretion, the extent to which and when KLX Common Stock (in the case of the ESG Savings Plan) and ESG SpinCo Common Stock (in the case of the KLX Savings Plan) shall cease to be investment alternatives thereunder.

ARTICLE VII
ANNUAL INCENTIVE PLANS

7.1
KLX Annual Incentive Plans

(a)
Bonuses for Fiscal Year Ended January 31, 2019. ESG SpinCo shall assume all obligations to pay eligible ESG Employees their annual cash bonuses for the fiscal year ending January 31, 2019, in accordance with the terms and conditions of the KLX Annual Incentive Plan. ESG SpinCo shall be entitled to the benefit of any Tax deduction in respect of the cash bonus payment made pursuant to this Section 7.1(a).

(b)
Future Annual Incentive Plans. ESG SpinCo is expected to implement its own annual incentive plan for the fiscal year ending January 31, 2020 and beyond in which ESG Employees will participate. ESG SpinCo shall be solely responsible for funding, paying and discharging all obligations relating to any annual cash incentive awards that any ESG Employee is eligible to receive under any such ESG SpinCo annual incentive plan.

ARTICLE VIII
COMPENSATION MATTERS AND GENERAL BENEFIT AND EMPLOYEE MATTERS

8.1
Restrictive Covenants in Employment and Other Agreements

        To the fullest extent permitted by the agreements described in this Section 8.1 and Applicable Law, KLX shall assign, or cause an applicable member of the KLX Group to assign (including through notification to employees, as applicable), to ESG SpinCo or a member of the ESG Group, as designated by ESG SpinCo, all agreements containing restrictive covenants (including confidentiality, non-competition and non-solicitation provisions) between a member of the KLX Group and an ESG Employee, with such assignment to be effective as of the Distribution Date or the Transfer Date, as applicable. Notwithstanding any such assignment, the restrictive covenant obligations noted above shall continue in effect with respect to ESG Employees' ongoing obligations to maintain and not use or disclose, without prior written authorization from KLX, any confidential information of KLX, except in the good faith performance of such ESG Employees' duty to ESG SpinCo or a member of the ESG Group. To the extent that assignment of such agreements is not permitted, effective as of the Distribution Date or the Transfer Date, as applicable, each member of the ESG Group shall be considered to be a successor to each member of the KLX Group for purposes of, and a third-party beneficiary with respect to, all agreements containing restrictive covenants (including confidentiality, non-competition and non-solicitation provisions) between a member of the KLX Group and an ESG Employee, such that each member of the ESG Group shall enjoy all the rights and benefits under such agreements (including rights and benefits as a third-party beneficiary), with respect to the business operations of the ESG Group; provided, however, that in no event shall KLX be permitted to enforce such restrictive covenant agreements against ESG Employees for action taken in their capacity as employees of a member of the ESG Group.

8.2
Termination of Participation

        Except as otherwise provided under this Agreement, effective as of the Distribution Date or the Transfer Date, as applicable, ESG Employees shall cease participation in each KLX Benefit Plan and shall no longer be eligible to participate in any KLX Benefit Plan.

8.3
Leaves of Absence

        ESG SpinCo will continue to apply the appropriate leave of absence policies applicable to inactive ESG Employees who are on an approved leave of absence as of the Distribution Date. Leaves of absence taken by ESG Employees prior to the Distribution Date shall be deemed to have been taken as employees of a member of the ESG Group.

8.4
Workers' and Unemployment Compensation

        All workers' compensation Liabilities relating to, arising out of, or resulting from any claim by a KLX Employee, Former KLX Employee ESG Employee or Former ESG Employee that results from an accident, incident or event occurring, or from an occupational disease which becomes manifest, prior to the Distribution Date shall be retained by KLX. Effective as of the Distribution Date, ESG SpinCo, acting through the member of the ESG Group employing each ESG Employee, will be responsible for (a) obtaining workers' compensation insurance, including providing all collateral required by the insurance carriers and providing all notices to ESG Employees required by applicable workers' compensation Laws and (b) establishing new or transferred unemployment insurance employer accounts, policies and claims handling contracts with the applicable government agencies.

8.5
Preservation of Rights to Amend

        The rights of KLX or ESG SpinCo to amend or terminate any plan, program, or policy referred to herein shall not be limited in any way by this Agreement.

8.6
Confidentiality

        Each Party agrees that any information conveyed or otherwise received by or on behalf of a Party in conjunction herewith is confidential and is subject to the terms of the confidentiality provisions set forth in the Distribution Agreement.

8.7
Administrative Complaints/Litigation

        To the extent that any legal action relates to a putative or certified class of plaintiffs, which includes both KLX Employees (or Former KLX Employees) and ESG Employees (or Former ESG Employees) and such action involves employment or Benefit Plan related claims, reasonable costs and expenses incurred by the Parties in responding to such legal action shall be allocated among the Parties equitably in proportion to a reasonable assessment of the relative proportion of KLX Employees (or Former KLX Employees) and ESG Employees (or Former ESG Employees) included in or represented by the putative or certified plaintiff class. The procedures contained in the indemnification and related litigation cooperation provisions of the Distribution Agreement shall apply with respect to each Party's indemnification obligations under this Section 8.7.

8.8
Reimbursement and Indemnification

        To the extent provided for under this Agreement, each Party agrees to reimburse the other Party, within 30 days of receipt from the other Party of reasonable verification, for all costs and expenses which the other Party may incur on its behalf as a result of any of the respective Welfare Plans and other Benefit Plans. All Liabilities retained, assumed, or indemnified against by ESG SpinCo pursuant to this Agreement, and all Liabilities retained, assumed, or indemnified against by KLX pursuant to this Agreement, shall in each case be subject to the indemnification provisions of the Distribution Agreement. Notwithstanding anything to the contrary, (i) no provision of this Agreement shall require any member of the ESG Group to pay or reimburse to any member of the KLX Group any benefit-related cost item that a member of the ESG Group has paid or reimbursed to any member of the KLX Group prior to the Distribution Date; and (ii) no provision of this Agreement shall require any member of the KLX Group to pay or reimburse to any member of the ESG Group any benefit-related cost item that a member of the KLX Group has paid or reimbursed to any member of the ESG Group prior to the Distribution Date.

8.9
Fiduciary Matters; Restrictive Covenants and Confidentiality

        Each Party acknowledges that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other Applicable Law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good-faith determination (as supported by advice from counsel experienced in such matters) that to do so would violate such a fiduciary duty or standard. Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other Party for any Liabilities caused by the failure to satisfy any such responsibility.

        Each Party acknowledges and agrees that no Party or individual shall be deemed to be in breach of such Party's or individual's fiduciary duty to ESG or the ESG Group, or KLX or the KLX Group, as applicable, solely by virtue of the fact that such Party or individual is, while an ESG Employee or KLX Employee, as applicable, providing services to ESG or the ESG Group, and KLX or the KLX Group, simultaneously, as applicable. Each Party shall fully release and indemnify the other Party for any Liabilities caused by any such dual and simultaneous obligations.

        Each Party acknowledges and agrees that no Party or individual shall be deemed to be in breach of such Party's or individual's obligation of confidentiality or other restrictive covenant obligations (including non-competition and non-solicitation restrictions) to ESG or the ESG Group, or KLX or the KLX Group, as applicable, solely by virtue of the fact that such Party or individual is, while an ESG Employee or KLX Employee, as applicable, providing services to ESG or the ESG Group, and KLX or the KLX Group, simultaneously, as applicable. Each Party shall fully release and indemnify the other Party for any Liabilities caused by any such dual and simultaneous obligations.

8.10
Section 409A

        KLX and ESG SpinCo shall cooperate in good faith so that the transactions contemplated by this Agreement and the Distribution Agreement will not result in adverse Tax consequences under Section 409A of the Code to any ESG Employee, ESG Non-Employee Director, Former ESG Employee, KLX Employee, KLX Non-Employee Director or Former KLX Employee, in respect of their respective benefits under any Benefit Plan. In the event the Parties determine that the actions described in this Agreement may result in any ESG Employee, ESG Non-Employee Director, Former ESG Employee, KLX Employee, KLX Non-Employee Director or Former KLX Employee becoming subject to additional Taxes pursuant to Section 409A of the Code, the Parties agree to cooperate in good faith to modify the procedures described in this Agreement to prevent such ESG Employee, ESG Non-Employee Director, Former ESG Employee, KLX Employee, KLX Non-Employee Director or Former KLX Employee from becoming subject to such additional Tax.

8.11
Non-Solicitation

        From the Distribution Date until the 18-month anniversary of the Closing Date, KLX and ESG SpinCo shall not, and each shall cause, in the case of KLX, each member of the KLX Group and, in the case of ESG SpinCo, each member of the ESG Group, not to, solicit, hire, or in any other capacity recruit, offer employment, employ or engage as a consultant or independent representative, in the case of EGS SpinCo, any KLX Employee, and, in the case of KLX, any ESG Employee (such individuals described in the foregoing, Covered Employees); provided that, the foregoing shall not restrict (a) KLX, ESG SpinCo or their respective Affiliates from making general solicitations of employment in the ordinary course of business that are not specifically directed to any Covered Employee, (b) KLX, ESG SpinCo or their respective Affiliates from employing, hiring, engaging, recruiting or soliciting any Covered Employee whose service with the Company or a Member or any of its Affiliates, as the case may be, has been terminated, or (c) ESG SpinCo from soliciting, engaging, recruiting and/or hiring any Specified Employee.

ARTICLE IX
MISCELLANEOUS

9.1
Limitation of Liability

        IN NO EVENT SHALL ANY MEMBER OF THE KLX GROUP OR THE ESG GROUP BE LIABLE TO ANY MEMBER OF THE ESG GROUP OR THE KLX GROUP, RESPECTIVELY, FOR ANY PUNITIVE DAMAGES ARISING IN ANY WAY OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT EACH PARTY'S INDEMNIFICATION OBLIGATIONS FOR LIABILITIES AWARDED TO THIRD PARTIES.

9.2
Expenses

        Except as otherwise provided in this Agreement in this Agreement, the Distribution Agreement or in any Ancillary Agreement, each Party shall pay its own expenses in fulfilling its obligations under this Agreement. Notwithstanding anything in this Agreement, the Distribution Agreement or in any Ancillary Agreement to the contrary, all ESG Transaction Costs shall be borne by ESG SpinCo and all KLX Transaction Costs shall be borne by KLX.

9.3
Notices

        All notices, consents, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by e-mail or facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.3):

  (a)
  if to ESG SpinCo:

      [**************************]
      [**************************]
      [**************************]
      Facsimile: [*****************]
      Email: [********************]
      Attention: [*****************];

    with a copy (which shall not constitute notice) to:

      Freshfields Bruckhaus Deringer US LLP
      601 Lexington Avenue, 31st Floor
      New York, NY 10022
      Phone: (212) 277-4000
      Fax: (212) 277-4001
      Email:    Valerie.Jacob@freshfields.com
                     Omar.Pringle@freshfields.com
      Attention:    Valerie Ford Jacob, Esq.
                           Omar Pringle, Esq.

  (b)
  if to KLX:

      KLX Inc.
      1300 Corporate Center Way
      Wellington, FL 33414
      Phone: (561) 383-5100
      Fax: (561) 791-5479
      Email: Roger.Franks@klx.com
      Attention: General Counsel;

    with a copy (which shall not constitute notice) to:

      Freshfields Bruckhaus Deringer US LLP
      601 Lexington Avenue, 31st Floor
      New York, NY 10022
      Phone: (212) 277-4000
      Fax: (212) 277-4001
      Email:    Valerie.Jacob@freshfields.com
                     Omar.Pringle@freshfields.com
      Attention:    Valerie Ford Jacob, Esq.
                           Omar Pringle, Esq.

9.4
Interpretation; Certain Definitions

(a)
The Parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

(b)
The words "hereof," "herein," "hereby," "hereunder" and "herewith" and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the phrase "without limitation." Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases "the date of this Agreement" and "the date hereof" and terms or phrases of similar import shall be deemed to refer to [    •    ], 2018, unless the context requires otherwise. Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. All references to "dollars" or "$" refer to currency of the United States.

9.5
Public Announcements

        Following the Effective Time, KLX shall not make, and shall procure that none of the members of the KLX Group makes, any press release or public announcement in respect of this Agreement or the transactions contemplated by this Agreement without the prior written consent of ESG SpinCo unless otherwise required by Applicable Law or applicable stock exchange regulation.

9.6
Severability

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Distribution be consummated as originally contemplated to the fullest extent possible.

9.7
Entire Agreement

        This Agreement and the Distribution Agreements (including the other Ancillary Documents) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, by and between the Parties with respect to the subject matter hereof and thereof. Irrespective of anything else contained herein, the Parties do not intend for this Agreement constitute the establishment or adoption of, or amendment to, any Benefit Plan, and no person participating in any such Benefit Plan shall have any claim or cause of action, under ERISA or otherwise, in respect of any provision of this Agreement as it relates to any such Benefit Plan or otherwise.

9.8
Assignment

        Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Applicable Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 9.8 shall be null and void.

9.9
No Third-Party Beneficiaries

        The Parties acknowledge and agree that all provisions contained in this Agreement with respect to ESG Business Employees and ASG Business Employees are included for the sole benefit of the respective Parties and shall not create any right (i) in any other Person, including employees, former employees, any participant or any beneficiary thereof, in any Benefit Plan, or (ii) to continued employment with the ESG Group or the KLX Group. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement, whether express or implied, shall be treated as an amendment or other modification of any Benefit Plan or shall prohibit the KLX group or the ESG Group from amending or terminating any Benefit Plan.

9.10
Governing Law

        This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of KLX and ESG SpinCo in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Applicable Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Applicable Laws of any jurisdiction other than the State of Delaware.

9.11
Consent to Jurisdiction

(c)
Each of the Parties hereby, with respect to any legal claim or Proceeding arising out of this Agreement or the transactions contemplated by this Agreement, (i) expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (iii) agrees that it will not bring any claim or Proceeding relating to this Agreement or the transactions contemplated by this Agreement except in such courts and (iv) waives, to the fullest extent it may legally and effectively do so, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, any objection which it may now or hereafter have to the laying of venue of any claim or Proceeding arising out of or relating to this Agreement. Notwithstanding the foregoing, each of KLX and ESG SpinCo agrees that a final and nonappealable judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(d)
Each Party irrevocably consents to the service of process in any claim or Proceeding with respect to this Agreement and the transactions contemplated by this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other Party may be made by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 9.3 and such service of process shall be sufficient to confer personal jurisdiction over such Party in such claim or Proceeding and shall otherwise constitute effective and binding service in every respect.

9.12
Effect if Distribution Does Not Occur

        Notwithstanding anything in this Agreement to the contrary, if the Distribution Agreement is terminated prior to the Distribution Date, this Agreement shall be of no further force and effect.

9.13
Counterparts

        This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

9.14
Waiver of Jury Trial

        EACH OF KLX AND ESG SPINCO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BETWEEN ANY OF THEM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF KLX OR ESG SPINCO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective officers, each of whom is duly authorized, all as of the day and year first above written.

KLX INC.
By:
Name:
Title:
KLX ENERGY SERVICES HOLDINGS, INC.
By:
Name:
Title:

Annex F

         [                ], 2018

KLX INC.

and

KLX ENERGY SERVICES HOLDINGS, INC.

TRANSITION SERVICES AGREEMENT

F-i

TRANSITION SERVICES AGREEMENT

        THIS TRANSITION SERVICES AGREEMENT (this Agreement), dated as of [    •    ] 2018 (the Effective Date), is entered into by and between KLX Inc., a corporation formed under the laws of the State of Delaware (KLX), and KLX Energy Services Holdings, Inc., a corporation formed under the laws of the State of Delaware (ESG SpinCo). KLX and ESG SpinCo are referred to herein individually as a Party and collectively as the Parties.

RECITALS

        WHEREAS, KLX and The Boeing Company (the ASG Buyer) have entered into an Agreement and Plan of Merger on April 30, 2018 (the ASG Merger Agreement), pursuant to which a wholly owned subsidiary of the ASG Buyer (Merger Sub) will be merged with and into KLX, whereupon the separate existence of the Merger Sub shall cease, and KLX will continue as the surviving corporation and as a direct or indirect wholly owned subsidiary of the ASG Buyer (the ASG Merger);

        WHEREAS, concurrently with the execution of this Agreement, KLX and ESG SpinCo are entering into a distribution agreement (the Distribution Agreement) pursuant to which, inter alia, KLX agrees to separate the ASG Business and the ESG Business through a taxable spin-off of the ESG Business into a separate publicly traded company upon the terms and subject to the conditions set forth in the Distribution Agreement;

        WHEREAS, the Distribution Agreement contemplates that ESG SpinCo and KLX enter into this Agreement; and

        WHEREAS, in connection therewith, KLX agrees to provide to the ESG Group, for the time periods set forth herein, certain services to support the operation of the ESG Business after the Distribution Date (as defined in the Distribution Agreement) in accordance with the terms and subject to the conditions set forth herein, in order to allow the ESG Group a period of time after the Distribution to make arrangements to purchase from one or more third parties, or develop the capability to perform itself, such services in connection with its independent operation.

        NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements entered into herein and in the Distribution Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I
DEFINITIONS

1.1
Definitions

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Distribution Agreement.

1.2
Terms

        As used herein, the following terms have the following meanings:

        Agreement has the meaning set forth in the Recitals.

        Closing Date has the meaning set forth in the ASG Merger Agreement.

        Distribution Agreement has the meaning set forth in the Recitals.

        ESG SpinCo has the meaning set forth in the Recitals.

        KLX has the meaning set forth in the Recitals.

        Migration Plan has the meaning set forth in Section 2.6.

        Reference Period means the twelve (12) month period prior to April 30, 2018.

        Representatives means, with respect to a Party, (i) an Affiliate of such Party or (with respect to KLX) a subcontractor or delegate; (ii) any director, officer, or employee of such Party or of any such Party's Affiliates; or (iii) any attorney, accountant, business, financial, technical or other advisor, or consultant retained by such Party, or any investor or potential purchaser of such Party.

        Services means the services set forth in Exhibit A hereto.

        Third Party Provider has the meaning set forth in Section 2.5.

        Third Party Services has the meaning set forth in Section 2.5.

        Transition Service Period has the meaning set forth in Section 3.1.

ARTICLE II
TRANSITION SERVICES; FEES

2.1
Services; Time Period

        Subject to the terms and conditions of this Agreement, KLX shall provide, or cause to be provided through its Affiliates or Third Party Providers, each of the Services to the ESG Group. The Services shall be provided for the Transition Service Period unless terminated earlier in accordance with ARTICLE III.

2.2
Fees and Invoicing

(a)
ESG SpinCo shall pay to KLX the fees set forth on Exhibit A with respect to each Service, plus the gross amount of any present or future Tax applicable to the provision of any Service. Notwithstanding the fees set forth on Exhibit A, in the event that KLX determines that a different fee for a Service is required as a result of a change in Applicable Law (and results from changes or developments generally applicable to KLX or its Affiliates), then such different fee may be charged with respect to such Service starting with the billing month immediately following the billing month in which KLX provides written notice to ESG SpinCo of such change if provided no later than two (2) weeks prior to the first day of such billing month, and, otherwise, on the next succeeding billing month.

(b)
KLX shall provide ESG SpinCo with invoices on a monthly basis for the applicable Services rendered during the preceding calendar month and any third party costs and expenses or other out-of-pocket costs and expenses that KLX incurs in providing ESG SpinCo with any Service. Such invoices shall be paid by ESG SpinCo within thirty (30) days following KLX's issuance thereof. Amounts invoiced that remain unpaid thirty (30) days after receipt by ESG SpinCo will bear interest, accruing daily and being calculated and payable monthly in arrears on the last day of each and every month, at the lesser of ten percent (10%) per annum and the maximum rate allowed by Applicable Law. The Parties acknowledge and agree that failure by ESG SpinCo to pay amounts due hereunder, other than to the extent of and limited to any amount disputed in good faith and on reasonable grounds, pursuant to the terms of this Agreement is a material breach. ESG SpinCo may, in good faith, dispute any invoice issued by KLX hereunder, provided that (i) ESG SpinCo shall deliver a written statement to KLX prior to the date payment is due on the disputed invoice listing all disputed items and providing a description of the dispute, and (ii) ESG SpinCo shall timely submit payment of any amounts set forth on the disputed invoice that are not subject to the dispute. Each Party shall negotiate such invoice dispute in good faith for the purposes of resolving such dispute.

2.3
Cooperation

        Each Party agrees to use commercially reasonable efforts in good faith to cooperate with the other Party in all matters relating to the provision and receipt of the Services. KLX will have no liability for any failure to perform (or to timely perform) its obligations if such failure results from any member of the ESG Group's failure to cooperate in any applicable matter relating to the provision and receipt of the Services, and any such KLX failure in such circumstances will not be deemed a breach of this Agreement. Notwithstanding anything to the contrary in this Agreement, in no event shall KLX's obligation to cooperate with ESG SpinCo provided for under the terms of this Agreement require KLX to (i) advance funds to, or on behalf of, ESG SpinCo, (ii) assume any liability or obligation of ESG SpinCo, or (iii) to incur any new liability or obligation to any third party. To the extent any Service requires KLX to disburse funds on behalf of ESG SpinCo, upon written notice by KLX (which such notice may be based on an estimated amount subject to a subsequent "true-up" to the actual amount disbursed by KLX), ESG SpinCo shall provide such funds to KLX (subject, in the case of any estimated amount, to any subsequent "true-up"), in advance of such disbursement by KLX, by electronic funds transfer to an account designated by KLX in writing.

2.4
Access to Systems

        On or before the Distribution Date, ESG SpinCo shall inform in writing all employees of the ESG Group who have access to KLX's information technology systems, telecommunications, networks and data, computer software, and hardware (collectively, the KLX Systems) pursuant to this Agreement or the Distribution Agreement or any ancillary agreements related to the transactions contemplated hereby or thereby, or in connection with the performance, receipt or delivery of any Service, (x) to comply with the written security guidelines (including physical security, network access, internet security, confidentiality and personal data security guidelines) of KLX (which may be updated from time to time during the Transition Service Period), and (y) that failure to abide by such policies and procedures shall be grounds for immediate termination. ESG SpinCo shall, in addition, request access in writing from KLX (with consent for such access not to be unreasonably withheld) with respect to any additional personnel, advisors, agents or independent contractors of the ESG Group who are granted access to such systems by KLX after the Distribution Date of the foregoing prior to such individuals obtaining access to any such systems. ESG SpinCo shall cooperate and fully implement this Section 2.4 and shall be liable to KLX for any breach hereof by any of its Representatives. The Parties acknowledge that additional conditions and restrictions may apply to satisfy the requirements of Governmental Authorities and Applicable Laws with respect to any KLX Systems subject to a government security classification. For the avoidance of doubt, the KLX Systems shall exclude the information technology systems, telecommunications, networks and data, computer software, and hardware of ASG Buyer and its Affiliates (other than the KLX Group).

2.5
Subcontractors

(a)
ESG SpinCo understands that KLX may , in its sole discretion, subcontract to any third party (each, a Third Party Provider and collectively, Third Party Providers) or any of KLX's Affiliates the performance of any or all of the Services to be provided hereunder (Third Party Services). For the avoidance of doubt, Third Party Services shall include licenses of third party software to KLX for which access is being provided to ESG SpinCo in connection with the provision of a Service hereunder. KLX may subcontract the performance of any Service hereunder so long as such subcontract does not result in any additional cost or liability to ESG SpinCo or degradation of service provided in any material respect and KLX remains fully obligated for the underlying performance of the Service hereunder, subject to the terms and conditions of this Agreement. Notwithstanding anything to the contrary contained herein, the obligations of KLX hereunder and the terms of this Agreement are subject to the provisions of all applicable contracts with Third Party Providers.

(b)
To the extent that any Service is a Third Party Service that requires the procurement, modification and/or maintenance of any license of any third party material or service, or the consent by a Third Party Provider to allow such material or service to be utilized in connection with the provision of such Service to the ESG Group, ESG SpinCo (with the cooperation of KLX, where the Parties mutually deem appropriate) shall procure the necessary rights for KLX to provide, and the ESG Group to receive, such Service and ESG SpinCo will be responsible to pay all incremental charges and costs associated therewith. In no event shall KLX be required to obtain any additional consents of Third Party Providers in connection with the provision of the Third Party Services to the ESG Group or incur incremental expenses as a result of the provision of the Third Party Services to the ESG Group. If consent is not obtained from a Third Party Provider for any applicable Third Party Service for any reason, KLX shall be relieved of its obligation to perform such Third Party Service and the Parties will cooperate in good faith to reach agreement on an acceptable work-around or alternative arrangement, but in no case shall failure to obtain any such consent be deemed a breach or failure by KLX to perform its obligations under this Agreement or the Distribution Agreement or any ancillary agreements related to the transactions contemplated hereby or thereby.

(c)
In the event that any Third Party Provider objects to KLX's provision of a particular Third Party Service applicable to such Third Party Provider to the ESG Group, including any objection on the basis that the provision of such Service is not permitted pursuant to the terms of KLX's (or its Affiliates') contract with such Third Party Provider, or the provision of such Service violates Applicable Law, then, notwithstanding anything to the contrary herein, KLX may immediately cease providing, and the ESG Group must immediately cease using, such Third Party Service. In no case shall the cessation of the provision of a Third Party Service pursuant to this Section 2.5(c) be deemed a breach or failure by KLX to perform their obligations under this Agreement or the Distribution Agreement or any ancillary agreements contemplated hereby or thereby.

2.6
Migration Planning

        Immediately on signing this Agreement (if not already established prior to the date of this Agreement), the Parties shall establish a joint transition project team to begin planning for the efficient migration of the Services to the IT systems or other facilities of the ESG Group, or of third parties approved by KLX in writing (approval not to be unreasonably withheld or delayed). The Parties shall work together in good faith to finalize a plan to achieve such migration (the Migration Plan) as soon as reasonably practicable after the Effective Date. ESG SpinCo shall be primarily responsible for preparing and documenting the Migration Plan, subject to KLX's review and final approval. The Parties shall, and shall cause their Affiliates to, comply with their obligations set out in the Migration Plan. KLX shall charge ESG SpinCo for its time spent and other reasonably incurred expenses in complying with its Migration Plan obligations in accordance with Exhibit A.

2.7
Compliance Matters

        Each Party shall comply with Applicable Laws in connection with this Agreement and, subject to Section 2.5, shall obtain and maintain in force all licenses, consents, permits and regulatory approvals that are necessary in connection with this Agreement. Neither Party assumes any responsibility for compliance by the other Party with any Applicable Laws applicable to the other Party (and, for the avoidance of doubt, ESG SpinCo shall be responsible for ensuring that the operations of the ESG Business complies with all Applicable Laws on and from the Effective Date). Neither KLX nor any Third Party Provider shall be required to provide any Service to the extent the performance of such Service would constitute a violation of, or would result in the breach of, any Applicable Law.

2.8
Limitation of Services

        Services provided under this agreement shall generally be limited to transitional access to systems and data that are necessary for ESG SpinCo to operate. Notwithstanding anything to the contrary herein, in no event shall KLX be obligated to (a) make modifications to its existing systems; (b) acquire additional assets, equipment, rights or properties (including computer equipment, software, furniture, furnishings, fixtures, machinery, vehicles, tools and other personal property) that are not in KLX's or any of its Affiliates' ordinary course of operations; (c) hire additional employees; (d) pay any costs related to the transfer or conversion of data from KLX or any of its Affiliates to the ESG Group; or (e) perform any Services that would cause KLX to violate its contractual obligations to any other Party or would violate any applicable requirements, consents, policies or approval of any Governmental Authority, relating to the subject matter of the services at issue.

ARTICLE III
TERM; TERMINATION

3.1
Term

        The term of this Agreement shall commence on the Effective Date and shall terminate upon the earlier of (i) the date that is six (6) months after the Closing Date and (ii) the date on which this Agreement has been terminated in accordance with Section 3.2(a) (the Transition Service Period). ESG SpinCo shall, and shall cause the ESG Group to, use commercially reasonable efforts to end the ESG Group's dependency on and use of each Service as promptly as is reasonably practicable after the Effective Date.

3.2
Termination Rights

(a)
Notwithstanding the foregoing, or anything else set forth in this Agreement to the contrary, this Agreement or any bundle of Services provided hereunder (e.g., Treasury Services, Internal Audit Services, Tax Services) may be terminated as follows:

(i)
except as otherwise provided by Applicable Law, by either ESG SpinCo or KLX at any time upon written notice to the other Party, if (i) the non-terminating Party is adjudicated as bankrupt, (ii) any insolvency, bankruptcy or reorganization proceeding is commenced by the non-terminating Party under Applicable Law relating to bankruptcy, insolvency, reorganization and the relief of debtors, (iii) any action is taken by others against the non-terminating Party under Applicable Law relating to bankruptcy, insolvency, reorganization and the relief of debtors, and such non-terminating Party fails to have such proceeding stayed or vacated within ninety (90) days or (iv) if the non-terminating Party makes an assignment for the benefit of creditors, or a receiver is appointed for such non-terminating Party which is not discharged within thirty (30) days after the appointment of the receiver;

(ii)
by either ESG SpinCo or KLX at any time upon written notice to the non-terminating Party if the non-terminating Party commits a material breach of any of its obligations under this Agreement, and, if such material breach is capable of remedy, fails to remedy it within thirty (30) days after receiving written notice of such material breach;

(iii)
by KLX at any time upon written notice to ESG SpinCo, if ESG SpinCo fails to pay the amount of any undisputed fees or costs in accordance with Section 2.2 and such failure is not cured within ten (10) days after written notice from KLX or its applicable Affiliate;

(iv)
upon twenty-four (24) hours prior notice, by KLX upon any breach of Section 2.4 that has caused or is reasonably anticipated to cause, in each case as determined by KLX in its sole discretion, material harm to either (i) any part of the KLX Systems or (ii) any information technology systems, telecommunications, networks and data, computer software or hardware that interface with or are connected or related to any part of the KLX Systems, including, after the Closing, the information technology systems, telecommunications, networks and data, computer software or hardware of the ASG Buyer or any of its Affiliates; and

  (v)
  by ESG SpinCo if ESG SpinCo is able to end its dependency on such bundle of Services prior to the end of the relevant service term for such bundle in accordance with Section 3.1; provided, that ESG SpinCo shall give KLX prior written notice of the date that such termination is to be effective (or such shorter notice as may be agreed upon by ESG SpinCo and KLX). For purposes of this Section 3.2(a), a bundle of services shall be defined as the services that are under a functional heading on Exhibit A (e.g., Treasury Services).

(b)
In the event of termination of this Agreement and all of the Services as provided herein, this Agreement will be of no further force or effect, KLX shall have the right to cease performing all Services as of the date of such termination and ESG SpinCo shall pay all fees and costs related to any and all Services provided through the effective date of such termination and the Parties shall pay one another any other amounts owed hereunder; provided, however, that no termination of this Agreement shall affect this paragraph or any of Section 2.2 (solely with respect to unpaid fees), Sections 4.1, 4.2, 4.3 or 4.4 or ARTICLE V, which sections shall survive any termination of any Service or this Agreement.

ARTICLE IV
LIMITATION ON LIABILITY

4.1
Nature of Services

(a)
ESG SpinCo acknowledges that no member of the KLX Group is in the business of providing services such as the Services to third parties not affiliated with KLX, and that KLX agrees to provide the Services only as an accommodation to the ESG Group in connection with the transactions contemplated by the Distribution Agreement. Notwithstanding the foregoing, KLX shall provide, and shall use commercially reasonable efforts to cause any Third Party Providers to provide, the Services in substantially the same manner and at a level that is not materially less favorable than its past practices as they existed during the Reference Period. For the avoidance of doubt, no member of the KLX Group shall have any obligation to (A) correct any errors or performance issues with systems or software, so long as such systems and software are performing in substantially the same manner and at a level that is not materially less favorable than KLX Group's or any applicable Third Party Providers' past practices as they existed during the Reference Period, and (B) provide, or cause to be provided, any Service (i) in a volume or quantity or at a level of service that exceeds the volumes, quantities or levels of the services provided to the ESG Group that are reasonably necessary for the ESG Group to conduct its business in a manner substantially similar to the manner in which such business was conducted during the Reference Period, or (ii) in a jurisdiction where the ESG Group did not operate immediately prior to the Effective Date and where, on the written advice of legal counsel to KLX, a permit, license or other authorization from a Governmental Authority is required to perform the Service in such jurisdiction and KLX does not hold such a permit, license or authorization. In providing the Services, the KLX Group shall accord, and shall use commercially reasonable efforts to cause any Third Party Providers to accord, to the ESG Group no less than the substantially same priority and treatment under comparable circumstances as the KLX Group, or any applicable Third Party Provider, provided during the Reference Period.

(b)
To the extent that ESG SpinCo believes that there has been a breach by KLX of the terms of Section 4.1(a), prior to seeking any other remedy that ESG SpinCo may have, ESG SpinCo shall notify KLX in writing of such alleged breach and ESG SpinCo and KLX shall use their commercially reasonable efforts to arrange personal meetings or telephone conferences as needed, at mutually convenient times and places, to attempt to resolve the dispute. KLX, however, shall be deemed not to have breached its obligations under Section 4.1(a) if, within thirty (30) days after notification pursuant to this Section 4.1(b), KLX's delivery of the applicable Service is in compliance with such obligations under Section 4.1(a).

4.2
Limitations on Liability; Disclaimer of Warranties

(a)
Limitation on Liability of KLX.

(i)
KLX shall not be liable should any Third Party Provider exercise a contractual right, whether express or implied, arising by operation of law or otherwise, to refuse to consent to the provision of, or purchases of, Third Party Services for the benefit of the ESG Group, and ESG SpinCo shall be liable for any awards, damages, losses, liabilities, obligations and costs (including attorney's fees) in connection therewith, or any Third Party Provider's claims related to such Third Party Services delivered or rendered for the ESG Group's benefit.

(ii)
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, (A) IN NO EVENT SHALL KLX BE LIABLE UNDER THIS AGREEMENT EXCEPT (I) WITH RESPECT TO THE PERIOD AFTER THE CLOSING DATE, TO THE EXTENT KLX IS GROSSLY NEGLIGENT OR HAS ENGAGED IN WILLFUL MISCONDUCT, OR (II) WITH RESPECT TO THE "LEGAL ASSISTANCE" BUNDLE OF SERVICES, TO THE EXTENT KLX IS GROSSLY NEGLIGENT OR HAS ENGAGED IN WILLFUL MISCONDUCT, (B) KLX'S MAXIMUM LIABILITY, AND THE SOLE REMEDY OF ESG SPINCO, FOR ANY BREACH OF THIS AGREEMENT OR OTHERWISE WITH RESPECT TO THE SERVICES IS A REFUND OF AMOUNTS UP TO THE TOTAL FEES PAID FOR THE PARTICULAR SERVICE WITH RESPECT TO SUCH BREACH OR OTHERWISE WITH RESPECT TO THE SERVICES, AND (C) IN NO EVENT SHALL KLX BE LIABLE FOR THE ACTS, FAILURE TO ACT, OR OMISSIONS OF ANY THIRD PARTY PROVIDER (OR THE EMPLOYEES OR AGENTS THEREOF) IN RESPECT OF THE THIRD PARTY SERVICES.

(b)
Limitation on Damages.    EXCEPT WITH RESPECT TO (I) ESG SPINCO'S FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT, (II) ESG SPINCO'S BREACH OF SECTION 5.1, (III) ESG SPINCO'S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE IV, OR (IV) IN THE EVENT THIS AGREEMENT IS TERMINATED BY KLX PURSUANT TO SECTION 3.2(a)(iv) OR FOR MATERIAL BREACH BY ESG SPINCO PURSUANT TO SECTION 3.2(a)(ii) , IN NO EVENT SHALL ANY PARTY HERETO AND/OR THE MEMBERS OF THEIR RESPECTIVE GROUPS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE REGARDLESS OF THE FORM OF ACTION OR LEGAL THEORY FOR INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND RELATED TO THE PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT, LOST PROFITS, LOSS OF DATA OR BUSINESS INTERRUPTION.

(c)
Representations and Warranties.

(i)
Mutual Representations and Warranties. Each Party represents and warrants to the other Party that: (A) it is duly organized and validly existing under the laws of the jurisdiction in which it was organized and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (B) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action; and (C) this Agreement is a legal and valid obligation binding upon it and enforceable against it in accordance with the Agreement's terms.

(ii)
Disclaimer of Warranties. THERE ARE NO WARRANTIES RELATING TO THE SERVICES OF ANY KIND OR NATURE, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, OR SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ACCURACY OR

    SUITABILITY OF DATA, TITLE AND NON-INFRINGEMENT OF ANY SOFTWARE OR HARDWARE PROVIDED HEREUNDER, AND ANY WARRANTIES ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR TRADE USAGE.

4.3
Indemnification

        Except as otherwise specifically set forth in any provision of this Agreement, the Distribution Agreement or any other Ancillary Agreement, following the Effective Time, ESG SpinCo shall, and shall cause the other members of the ESG Group to, indemnify, defend and hold harmless the KLX Indemnitees from and against any and all Losses arising out of, by reason of or otherwise in connection with (i) the provision of or the ESG Group's receipt or use of the Services, (ii) ESG SpinCo's (or a member of the ESG Group's) exercise of its rights under this Agreement or (iii) any breach by any member of the ESG Group of this Agreement.

4.4
Employment-Related Liabilities

        In the event that any member of the KLX Group is determined by any administrative agency or court of competent jurisdiction to be an employer of any of the ESG Group's employees or agents, or is otherwise deemed to be or required to become an employer of such employees or agents of the ESG Group pursuant to any Applicable Laws, for the purpose of any Tax or to provide such employees or agents with compensation, benefits, coverages, damages or other payments under: (a) any Employee Benefit Plan of the ESG Group, (b) any state unemployment insurance, worker's compensation or disability benefits programs, (c) Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Americans with Disabilities Act, as amended, the Family and Medical Leave Act, as amended, ERISA, the Worker Adjustment Retraining and Notification Act or any other local, state or federal civil rights or employment statue, (d) the Federal Insurance Contributions Act, as amended, the Federal Unemployment Tax Act or the Fair Labor Standards Act, as amended, or any local or state analogue thereof, or (e) any other Applicable Law, then ESG SpinCo shall be financially responsible for, and shall indemnify, hold harmless and reimburse KLX (or the applicable Affiliate thereof) for the total costs of any compensation, benefits, coverage, taxes, damages, penalties or other payments provided by KLX (or any Affiliate thereof), together with related attorney's fees and other Losses, on account of same.

4.5
Force Majeure

        KLX shall not be responsible for any delay or failure to perform any of its obligations hereunder due to any cause or causes beyond its control, including any of the following: labor disturbances, accidents, hurricanes, fires, floods, wars, riots, rebellions, blockages, acts of governments, acts of terrorism, governmental requirements and regulations, restrictions imposed by law, interruption or outages of communication or data networks or power supply, infrastructure disruptions, or any criminal or tortious acts of any person other than KLX.

ARTICLE V
MISCELLANEOUS

5.1
Owned Intellectual Property

(a)
The Parties hereby acknowledge and agree that, as between the Parties, any and all Intellectual Property (including data) and other proprietary rights owned by a Party or any of its Affiliates or licensed to such Party or any of its Affiliates by a third party shall remain at all times the sole and exclusive property and assets of such Party. Without limiting the transitional license, no Party or any of its Affiliates will gain, by virtue of this Agreement, any rights of ownership or, except as explicitly stated herein, use for any patents, copyrights, trade secrets, trademarks, data or any other

  Intellectual Property rights owned by the other Party or any of its Affiliates. In no event shall KLX by virtue of performing the Services, or ESG SpinCo by virtue of receiving the Services, be required to transfer or deliver any Intellectual Property to the other Party.

(b)
License. During the term of this Agreement, ESG SpinCo, on behalf of itself and the ESG Group, hereby grants to KLX and its subsidiaries a worldwide, nonexclusive, royalty-free, fully paid-up, non-transferable, non-sublicensable (except to KLX's subcontractors performing hereunder on KLX's behalf) license under its Intellectual Property solely to the extent necessary for KLX and its Affiliates to perform the Services.

(c)
License. During the term of this Agreement, KLX, on behalf of itself and its subsidiaries, hereby grants to the ESG Group a worldwide, nonexclusive, royalty-free, fully paid-up, non-transferable, non-sublicensable license under its Intellectual Property solely to the extent necessary for ESG SpinCo and its Affiliates to receive the Services.

(d)
Confidentiality. Notwithstanding any termination of this Agreement, (A) ESG SpinCo shall hold in strict confidence and not disclose or release or use, and shall cause each of its Representatives and the other members of the ESG Group to hold in strict confidence and not disclose or release or use, without the prior written consent of KLX, any and all information of the KLX Group obtained in connection with this Agreement (the KLX Confidential Information), and (B) KLX shall hold in strict confidence and not disclose or release or use, and shall cause each of its Representatives and the other members of the KLX Group to hold in strict confidence and not disclose or release or use, without the prior written consent of ESG SpinCo, any and all information of the ESG Group obtained in connection KLX's performance of the Services (the ESG Confidential Information, and together with the KLX Confidential Information, Confidential Information); provided, however, that the Parties may disclose, or may permit disclosure of, Confidential Information (i) to their respective auditors, attorneys, financial advisors, bankers and other appropriate consultants and advisors who have a need to know such information and are informed of their obligation to hold such information confidential to the same extent as is applicable to the Parties and in respect of whose failure to comply with such obligations, the applicable Party will be responsible, (ii) if the Parties are required or compelled to disclose any such Confidential Information by judicial or administrative process or by other requirements of Applicable Law or stock exchange rule, (iii) as required in connection with any legal or other proceeding by one Party against the other Party, or (iv) as necessary in order to permit a Party to prepare and disclose its financial statements, tax returns or other required disclosures. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made pursuant to clause (ii) above, each Party shall, to the extent not prohibited by Applicable Law, promptly notify the other of the existence of such request or demand and shall provide the other a reasonable opportunity to seek an appropriate protective order or other remedy, which such Parties will reasonably cooperate in obtaining, at the sole cost of the Party seeking such order or other remedy. In the event that such appropriate protective order or other remedy is not obtained, the Party whose Confidential Information is required to be disclosed shall or shall cause the other Party to furnish, or cause to be furnished, only that portion of the Confidential Information that is legally required to be disclosed and shall use commercially reasonable efforts, at the sole cost and expense of the Party whose Confidential Information is required to be disclosed, to ensure that confidential treatment is accorded such information. Notwithstanding anything in this Agreement to the contrary, each Party hereby acknowledges that the other Party, in addition to any other remedies available to it for any breach or threatened breach of this Section 5.1(d), shall be entitled to seek a preliminary injunction, temporary restraining order or other equivalent relief restraining such Party from any such breach or threatened breach.

5.2
Notices

        All notices, consents, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by e-mail or facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Party at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 5.2):

  (i)
  if to ESG SpinCo, to:

      [**************************]
      [**************************]
      [**************************]
      Attention: [*****************]
      Facsimile: [*****************]
      Email: [********************];

    with a copy (which shall not constitute notice) to:

      Freshfields Bruckhaus Deringer US LLP
      601 Lexington Avenue, 31st Floor
      New York, NY 10022
      Phone: (212) 277-4000
      Fax: (212) 277-4001
      Email:    Valerie.Jacob@freshfields.com
                   Omar.Pringle@freshfields.com
      Attention:    Valerie Ford Jacob, Esq.
                          Omar Pringle, Esq.

  (ii)
  if to KLX to:

      KLX Inc.
      1300 Corporate Center Way
      Wellington, FL 33414
      Facsimile: [*****************]
      Email: [********************]
      Attention: General Counsel;

    with a copy (which shall not constitute notice) to:

      Freshfields Bruckhaus Deringer US LLP
      601 Lexington Avenue, 31st Floor
      New York, NY 10022
      Phone: (212) 277-4000
      Fax: (212) 277-4001
      Email:    Valerie.Jacob@freshfields.com
                   Omar.Pringle@freshfields.com
      Attention:    Valerie Ford Jacob, Esq.
                          Omar Pringle, Esq.

5.3
Interpretation; Certain Definitions

(a)
The Parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

(b)
The words "hereof," "herein," "hereby," "hereunder" and "herewith" and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the phrase "without limitation." Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases "the date of this Agreement" and "the date hereof" and terms or phrases of similar import shall be deemed to refer to [    •    ], 2018, unless the context requires otherwise. Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. All references to "dollars" or "$" refer to currency of the United States.

5.4
Severability

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Distribution be consummated as originally contemplated to the fullest extent possible.

5.5
Assignment

        Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Applicable Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 5.5 shall be null and void.

5.6
Entire Agreement

        This Agreement (including the exhibits, annexes and appendices hereto and any other agreement entered into by and between the Parties in connection herewith) constitutes, together with the Ancillary Agreements, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, by and between the Parties with respect to the subject matter hereof.

5.7
No Third Party Beneficiary

        This Agreement is not intended to and shall not confer upon any Person other than the Parties any rights or remedies hereunder.

5.8
Governing Law

        This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of KLX and ESG SpinCo in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Applicable Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Applicable Laws of any jurisdiction other than the State of Delaware.

5.9
Consent to Jurisdiction and Service of Process

(a)
Each of the Parties hereby, with respect to any legal claim or Proceeding arising out of this Agreement or the transactions contemplated by this Agreement, (i) expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (iii) agrees that it will not bring any claim or Proceeding relating to this Agreement or the transactions contemplated by this Agreement except in such courts and (iv) waives, to the fullest extent it may legally and effectively do so, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, any objection which it may now or hereafter have to the laying of venue of any claim or Proceeding arising out of or relating to this Agreement. Notwithstanding the foregoing, each of KLX and ESG SpinCo agrees that a final and nonappealable judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(b)
Each Party irrevocably consents to the service of process in any claim or Proceeding with respect to this Agreement and the transactions contemplated by this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other Party may be made by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 5.2 and such service of process shall be sufficient to confer personal jurisdiction over such Party in such claim or Proceeding and shall otherwise constitute effective and binding service in every respect.

5.10
Counterparts

        This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

5.11
WAIVER OF JURY TRIAL

        EACH OF KLX AND ESG SPINCO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BETWEEN ANY OF THEM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF KLX OR ESG SPINCO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective officers, each of whom is duly authorized, all as of the Effective Date.

KLX Inc.
By:
Name:
Title:
KLX Energy Services Holdings, Inc.
By:
Name:
Title:

Annex G

IP MATTERS AGREEMENT

        THIS IP MATTERS AGREEMENT (this Agreement), dated as of [    •    ], 2018, is entered into by and between KLX Inc., a corporation formed under the laws of the State of Delaware (KLX), and KLX Energy Services Holdings, Inc., a corporation formed under the laws of the State of Delaware (ESG SpinCo). KLX and ESG SpinCo are referred to herein individually as a Party and collectively as the Parties.

RECITALS

        WHEREAS, KLX owns the KLX Trademarks (as defined herein);

        WHEREAS, KLX has been using certain KLX Trademarks in relation to the ASG Business and ESG SpinCo has been using certain KLX Trademarks in relation to the ESG Business;

        WHEREAS, KLX and The Boeing Company (the ASG Buyer) entered into an Agreement and Plan of Merger on April 30, 2018 (the ASG Merger Agreement), pursuant to which a wholly owned subsidiary of the ASG Buyer (Merger Sub) will be merged with and into KLX, whereupon the separate existence of the Merger Sub shall cease, and KLX will continue as the surviving corporation and as a direct or indirect wholly owned subsidiary of the ASG Buyer (the ASG Merger);

        WHEREAS, concurrently with the execution of this Agreement, KLX and ESG SpinCo are entering into a distribution agreement (the Distribution Agreement) pursuant to which, inter alia, KLX agrees to separate the ASG Business and the ESG Business through a taxable spin-off of the ESG Business into a separate publicly traded company upon the terms and subject to the conditions set forth in the Distribution Agreement (the Spin-Off);

        WHEREAS, following the Spin-Off and the ASG Merger, the Parties intend that ESG SpinCo will own the KLX Trademarks; and

        WHEREAS, KLX and ESG SpinCo wish to enter into this Agreement setting forth their rights and obligations with respect to the transfer of the KLX Trademarks and associated rights (as set forth in Section 3.01), on an as-is basis, to ESG SpinCo and the rebranding of the ASG Business (as more fully described in Article IV).

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual terms, conditions and other agreements set forth herein, and intending to be legally bound hereby, the Parties agree, with effect as of the Effective Time, as follows:

ARTICLE I
DEFINITIONS

        As used herein, the following terms have the following meanings:

        Acquired Rights has the meaning set forth in Section 3.01.

        Affiliate means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

        Agreement has the meaning set forth in the Preamble.

        Ancillary Agreement has the meaning given in the Distribution Agreement.

        Applicable Law has the meaning given in the ASG Merger Agreement.

        ASG Business means all businesses of KLX and its Subsidiaries, other than the ESG Business.

        Assignment has the meaning set forth in Section 3.02.

        Closing has the meaning given in the ASG Merger Agreement.

        Closing Date has the meaning given in the ASG Merger Agreement.

        Effective Time has the meaning given in the Distribution Agreement.

        ESG Business means the business of providing technical services and related rental equipment to oil and gas exploration and production companies in remote oil and gas producing regions solely as conducted by the ESG Group, but does not include any other business operated or conducted by any member of the KLX Group.

        ESG Group means ESG SpinCo, KLX RE Holdings LLC and each Person that is or becomes a Subsidiary of ESG SpinCo, including in each case any Person that is merged or consolidated with and into ESG SpinCo or any Subsidiary of ESG SpinCo.

        Governmental Authority has the meaning given in the ASG Merger Agreement.

        KLX ES Mark means the United States trademark "KLX ENERGY SERVICES" (Registration No. 5212182).

        KLX Group means KLX, each Person that is or becomes a Subsidiary of KLX (other than the members of the ESG Group), including in each case any Person that is merged or consolidated with and into KLX or any Subsidiary of KLX.

        KLX Trademarks means the trademarks and trademark applications listed on Schedule 1, together with any other trademarks, trade names, service marks, logos or similar rights, in each case, (a) owned as of the Effective Time by the KLX Group and (b) containing "KLX".

        Parties has the meaning set forth in the Preamble.

        Party has the meaning set forth in the Preamble.

        Person means any individual or any corporation, limited liability company, partnership, trust, association or other entity of any kind.

        Proceeding has the meaning given in the ASG Merger Agreement.

        Similar Marks means the "KLX" name and any trademarks, trade names, service marks, logos or similar rights that are likely to cause confusion with the KLX Trademarks.

        Subsidiary of a Person means any other Person with respect to which the first Person (i) has the right to elect a majority of the board of directors or other Persons performing similar functions or (ii) beneficially owns more than fifty percent (50%) of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons.

        Capitalized terms used but not defined in this Agreement shall have the meaning set forth in the Distribution Agreement.

 ARTICLE II
CO-EXISTENCE

2.01
Use of "KLX" by ESG SpinCo

        With effect from the Effective Time until such time as the Acquired Rights are assigned to ESG SpinCo in accordance with Section 3.01, KLX consents to and grants the ESG Group a non-exclusive, irrevocable, royalty-free, non-transferable, non-sublicensable license to use the KLX Trademarks in the form "KLX ENERGY SERVICES" (or any form which varies in insignificant ways thereto), solely in connection with the ESG Business.

2.02
KLX's Obligations

        KLX shall not, and shall procure that the members of the KLX Group shall not (except, in each case, as otherwise permitted herein):

(a)
use, or apply to register as a trademark, company name, business name, trading name or domain name, the name "KLX ENERGY SERVICES", except that KLX may use "KLX ENERGY SERVICES" for fair use purposes, to refer to "KLX", ESG SpinCo, the ESG Group or the ESG Business in a factual manner, as may be required under Applicable Law, or otherwise in accordance with honest business practices;

(b)
oppose or apply to revoke or invalidate, or otherwise challenge, the KLX ES Mark;

(c)
challenge the use or registration by any member of the ESG Group of any domain names containing "KLX ENERGY" or "KLX ENERGY SERVICES", except to the extent combined with, including, or otherwise incorporating any trademarks owned by any member of the KLX Group or an Affiliate thereof (other than the KLX Trademarks);

(d)
use any KLX Trademarks in relation to goods or services equivalent or similar to those provided by the ESG Business; or

(e)
use any KLX Trademark in a manner calculated to cause confusion with the ESG Business.

2.03
ESG Group Obligations

        Notwithstanding anything to the contrary in this Agreement, the ASG Merger Agreement, the Distribution Agreement, or any Ancillary Agreement, with effect from the Closing Date, including after the Acquired Rights have been assigned to ESG SpinCo in accordance with Section 3.01, ESG SpinCo shall not, and shall procure that each member of the ESG Group shall not, use or otherwise attempt to procure a registration for the KLX Trademarks or any Similar Mark, or otherwise permit (whether directly through a license grant or indirectly) any other Person to use or otherwise attempt to procure a registration for the KLX Trademarks or any Similar Mark: (a) in relation to goods or services equivalent or similar to those provided by the ASG Business at any time; (b) in a manner calculated to cause confusion with the ASG Business; or (c) otherwise within the fields of use in which the ASG Business may operate.

ARTICLE III
ASSIGNMENT OF ACQUIRED RIGHTS

3.01
Assignment

        KLX hereby, with effect from immediately prior to the Closing Date (but subject to the occurrence of the Closing), assigns, and causes all members of the KLX Group to assign, to ESG SpinCo, all of its and their right, title and interest in and to:

(a)
the KLX Trademarks and all issuances, extensions, and renewals thereof, together with the goodwill of the business connected with the use of, and symbolized by, the KLX Trademarks;

(b)
all rights of any kind whatsoever of KLX accruing under any of the foregoing provided by Applicable Law of any jurisdiction, by international treaties and conventions, and otherwise throughout the world;

(c)
all internet domain name registrations incorporating any KLX Trademark or any acronym, abbreviation, or component thereof, including the domain names listed on Schedule 2, and all associated web addresses, URLs, websites and web pages, and all content and data thereon or relating thereto, but only to the extent such web pages, content, and data relate exclusively to the ESG Business;

(d)
any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(e)
any and all claims and causes of action with respect to any of the foregoing, whether accruing before, on, or after the Closing Date, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages,

((a)
through (e) together, the Acquired Rights).

3.02
Deliverables

        Within a reasonable amount of time after the consummation of the assignment pursuant to Section 3.01, KLX shall promptly deliver to ESG SpinCo:

(a)
an assignment in the form of Schedule 3 hereto and duly executed by KLX (the Assignment); and

(b)
all prosecution and maintenance files relating to registrations, or applications for registration, of the KLX Trademarks.

3.03
Further Assurances; Recordation

(a)
Each of the Parties hereto shall execute and deliver such additional documents, instruments, conveyances, and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the documents to be delivered hereunder.

(b)
Without limiting the foregoing, and without limiting Section 3.02, KLX shall, at ESG SpinCo's cost, execute and deliver to ESG SpinCo such assignments and other documents, certificates, and instruments of conveyance in a form satisfactory to ESG SpinCo and suitable for filing with the United States Patent and Trademark Office and the registries and other recording Governmental Authorities in all applicable jurisdictions as reasonably requested by ESG SpinCo and reasonably necessary to record and perfect the assignment of the Acquired Rights in Section 3.01, and to vest in ESG SpinCo all right, title, and interest in and to the Acquired Rights in accordance with Applicable Law. As between KLX and ESG SpinCo, ESG SpinCo shall be responsible, at ESG SpinCo's cost, for filing the Assignment, and other documents, certificates, and instruments of conveyance with the applicable Governmental Authorities; provided that KLX shall, at ESG SpinCo's cost, take such steps and actions, and provide such cooperation and assistance, to ESG SpinCo and its successors, assigns, and legal representatives, including the execution and delivery of any affidavits, declarations, oaths, exhibits, assignments, powers of attorney, or other documents, as may be reasonably requested by ESG SpinCo and reasonably necessary to effect, evidence, or perfect the assignment of the Acquired Rights to ESG SpinCo, or any of ESG SpinCo's successors or assigns.

 ARTICLE IV
REBRANDING OF KLX GROUP

4.01
Change of Name and Rebranding

        If the ASG Merger is consummated, then, KLX shall:

(a)
as soon as reasonably practicable after the Closing Date and no later than one hundred eighty (180) days from and including the Closing Date, make all necessary filings in the applicable jurisdictions and take all other reasonably necessary actions for purposes of changing the name of any member of the KLX Group that consists of or includes the word "KLX" to a name that does not include that word or any other words which would likely cause confusion from the perspective of a consumer;

(b)
as soon as reasonably practicable after the Closing Date and no later than one hundred eighty (180) days from and including the Closing Date, cause each member of the KLX Group to (i) cease to use or display on any real physical properties (and associated signage) and equipment the KLX Trademarks or any Similar Marks; and (ii) remove from all websites within their control any reference to "KLX", the ESG Group or the ESG Business, except for fair use purposes, to refer to "KLX", the ESG Group or the ESG Business in a factual manner, as may be required under Applicable Law, or otherwise in accordance with honest business practices;

(c)
as soon as reasonably practicable after the Closing Date and no later than three hundred sixty-five (365) days from and including the Closing Date, to cause the word "KLX" to be removed from any goods, stock, products, product literature, product labels, packaging, signage, stationery or any marketing, promotional, advertising or public relations materials, in each case, branded with a KLX Trademark or any Similar Mark, and KLX shall certify in writing to ESG SpinCo that it has done so, provided, however, that the KLX Group shall have no obligation hereunder to perform any removal contemplated in this Section 4.01(c) (i) to the extent such removal would be commercially impractical or otherwise time or cost prohibitive, or (ii) with respect to internal materials that are not publicly visible and not intended to be distributed to the public;

(d)
from the Closing Date, not, and shall cause the members of the KLX Group not, to: (i) register, attempt to register or purchase or procure as advertising keywords, the KLX Trademarks or any Similar Marks in any territory in the world, either directly or through a third party; (ii) object to, oppose, challenge or apply to revoke or invalidate, either directly or through a third party, the use or registration by any member of the ESG Group (or any Person authorized or licensed by them) of any KLX Trademarks or any other trademarks containing the word "KLX" in any territory in the world, except to the extent such Similar Marks are used in combination, include, or otherwise incorporate any trademarks owned by any member of the KLX Group or any Affiliate thereof (other than the "KLX" Trademarks); (iii) produce any goods, stock, products, product literature, product labels, packaging, signage, stationery or any marketing, promotional, advertising or public relations materials bearing a KLX Trademark or any Similar Mark; or (iv) hold themselves out as being part of, or otherwise connected or associated with, any member of the ESG Group or the ESG Business, except for fair use purposes, to refer to "KLX", ESG SpinCo, the ESG Group or the ESG Business in a factual manner, or otherwise in accordance with honest business practices.

4.02
Run-off License

        Provided that the Assignment has been consummated in accordance with Section 3.01 ESG SpinCo hereby grants to the KLX Group a non-exclusive, irrevocable, royalty-free, non-transferable, sublicensable license to use the KLX Trademarks, for three hundred sixty-five (365) days after the Closing Date, to enable the KLX Group to rebrand in accordance with this Article IV and otherwise wind-down and transition off any trademark usage of the KLX Trademarks or any Similar Mark;

provided such use (including sublicensing) is generally consistent with the purposes for which, the manner in which, and the extent to which the KLX Trademarks or Similar Marks were used (or licensed) by the KLX Group in the six (6) months prior to the Closing Date.

ARTICLE V
TERMINATION

5.01
Automatic termination

        This Agreement shall automatically terminate on the earlier of (i) the termination of the ASG Merger Agreement and (ii) the termination of the Distribution Agreement; provided that if the ASG Merger Agreement is terminated after the consummation of the Spin-Off, KLX and ESG SpinCo shall enter into a long-term brand co-existence agreement on customary terms and conditions to provide for the use of the KLX Trademarks between KLX and ESG SpinCo.

5.02
Termination for breach

        Without affecting any other right or remedy available to it, either Party may terminate this Agreement with immediate effect by giving written notice to the other Party if the other Party commits a material breach of any term of this Agreement which is incapable of remedy or (if such breach is remediable) fails to remedy that breach within a period of thirty (30) days after being notified in writing to do so.

5.03
Survival

        In the event of termination of this Agreement as provided in this Article V, this Agreement will be of no further force or effect; provided, however, that no such termination shall affect this paragraph or any of Section 2.03, Article I, Article V or Article VI, which Section and Articles shall survive any termination of this Agreement.

ARTICLE VI
MISCELLANEOUS

6.01
Severability

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner.

6.02
Assignment

        Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Applicable Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 6.02 shall be null and void. Without limiting the foregoing, the licenses and other rights granted, and obligations made, under Section 2.03 (but solely for a period of 10 years from the Closing Date) and Section 4.02 are intended to be and will be binding on any Person to which the KLX Trademarks may be sold, assigned, transferred, or otherwise divested, and on any subsequent purchaser, assignee, or transferee, and any subsequent owner of the Acquired Rights, and ESG SpinCo shall procure that any such sale, assignment, transfer, or divestiture that it or its Affiliate makes of such Acquired Rights will be made subject to the rights of, and obligations owed to, the KLX Group therein.

6.03
Governing Law

        This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of KLX and ESG SpinCo in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Applicable Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Applicable Laws of any jurisdiction other than the State of Delaware.

6.04
WAIVER OF JURY TRIAL. EACH OF KLX AND ESG SPINCO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BETWEEN ANY OF THEM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF KLX OR ESG SPINCO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

6.05
Consent to Jurisdiction and Service of Process

(a)
Each of the Parties hereby, with respect to any legal claim or Proceeding arising out of this Agreement or the transactions contemplated by this Agreement, (i) expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (iii) agrees that it will not bring any claim or Proceeding relating to this Agreement or the transactions contemplated by this Agreement except in such courts and (iv) waives, to the fullest extent it may legally and effectively do so, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, any objection which it may now or hereafter have to the laying of venue of any claim or Proceeding arising out of or relating to this Agreement. Notwithstanding the foregoing, each of KLX and ESG SpinCo agrees that a final and nonappealable judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(b)
Each Party irrevocably consents to the service of process in any claim or Proceeding with respect to this Agreement and the transactions contemplated by this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other Party may be made by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 6.06 and such service of process shall be sufficient to confer personal jurisdiction over such Party in such claim or Proceeding and shall otherwise constitute effective and binding service in every respect.

6.06
Notices

        All notices, consents, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by e-mail or facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.06):

  (i)
  if to ESG SpinCo, to:

      [**************************]
      [**************************]
      [**************************]
      Attention: [*****************]
      Facsimile: [*****************]
      Email: [********************];

    with a copy (which shall not constitute notice) to:

      Freshfields Bruckhaus Deringer US LLP
      601 Lexington Avenue, 31st Floor
      New York, NY 10022
      Phone: (212) 277-4000
      Fax: (212) 277-4001
      Email: Valerie.Jacob@freshfields.com
                   Omar.Pringle@freshfields.com
      Attention: Valerie Ford Jacob, Esq.
                          Omar Pringle, Esq.

  (ii)
  if to KLX to:

      KLX Inc.
      1300 Corporate Center Way
      Wellington, FL 33414
      Phone: (561) 383-5100
      Fax: (561) 791-5479
      Email: Roger.Franks@klx.com
      Attention: General Counsel;

    with a copy (which shall not constitute notice) to:

      Freshfields Bruckhaus Deringer US LLP
      601 Lexington Avenue, 31st Floor
      New York, NY 10022
      Phone: (212) 277-4000
      Fax: (212) 277-4001
      Email: Valerie.Jacob@freshfields.com
                   Omar.Pringle@freshfields.com
      Attention: Valerie Ford Jacob, Esq.
                          Omar Pringle, Esq.

6.07
Interpretation; Certain Definitions

(a)
The Parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

(b)
The words "hereof," "herein," "hereby," "hereunder" and "herewith" and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the phrase "without limitation." Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases "the date of this Agreement" and "the date hereof" and terms or phrases of similar import shall be deemed to refer to [    •    ], unless the context requires otherwise. Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. All references to "dollars" or "$" refer to currency of the United States.

6.08
No Representation and Warranties

        EACH OF KLX (ON BEHALF OF ITSELF AND EACH OTHER KLX GROUP COMPANY) AND ESG SPINCO (ON BEHALF OF ITSELF AND EACH OTHER ESG GROUP COMPANY) UNDERSTANDS AND AGREES THAT, EXCEPT AS SET FORTH IN THE ASG MERGER AGREEMENT, ANY ASSIGNMENT OF THE KLX TRADEMARKS AND ACQUIRED RIGHTS HEREUNDER IS MADE "AS-IS" WITHOUT ANY REPRESENTATION OR WARRANTY, AND NO PARTY TO THIS AGREEMENT IS REPRESENTING OR WARRANTING IN ANY WAY AS TO THE KLX TRADEMARKS OR ACQUIRED RIGHTS, AS TO ANY CONSENTS OR GOVERNMENTAL APPROVALS REQUIRED IN CONNECTION HEREWITH OR THEREWITH, AS TO THE VALUE OR FREEDOM FROM ANY SECURITY INTERESTS OF, OR ANY OTHER MATTER CONCERNING, ANY ASSETS OF SUCH PARTY (OR OTHER MEMBER OF SUCH PARTY'S GROUP), OR AS TO THE ABSENCE OF ANY DEFENSES OR RIGHT OF SET-OFF OR FREEDOM FROM COUNTERCLAIM WITH RESPECT TO ANY ACTION OR OTHER ASSET, INCLUDING ACCOUNTS RECEIVABLE, OF ANY PARTY (OR OTHER MEMBER OF SUCH PARTY'S GROUP), OR AS TO THE LEGAL SUFFICIENCY OF ANY TRANSACTION, DOCUMENT, CERTIFICATE OR INSTRUMENT DELIVERED HEREUNDER.

6.09
No Third-Party Beneficiaries

        This Agreement is not intended to and shall not confer upon any Person other than the Parties any rights or remedies hereunder

6.10
Entire Agreement

        This Agreement (including the schedules hereto and any other agreement entered into by and between the Parties in connection herewith) constitutes, together with the ASG Merger Agreement and the Distribution Agreement, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, by and between the Parties with respect to the subject matter hereof.

6.11
Counterparts

        This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Effective Time.

KLX Inc.
By:
Name:
Title:
KLX Energy Services Holdings, Inc.
By:
Name:
Title:

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on [•] [•], 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/KLXI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Vote on Proposals The Board of Directors unanimously recommends a vote FOR Proposal 1. + For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of April 30, 2018, as amended on June 1, 2018, and as it may be further amended from time to time, by and among TBhoeeBinogeinCgoCrpoomrpaatinoyn (“Boeing”), Kelly Merger Sub, Inc. (“Merger Sub”) and KLX Inc. (“KLX”). The Board of Directors unanimously recommends a vote FOR Proposal 2. For Against Abstain 2. To approve, on a non-binding, advisory basis, certain compensation that will or may be paid by KLX to its named executive officers in connection with the merger of Merger Sub with and into KLX (the “merger”), with KLX surviving the merger as a wholly owned subsidiary of Boeing. The Board of Directors unanimously recommends a vote FOR Proposal 3. For Against Abstain 3. To approve an adjournment of the special meeting from time to time, if necessary or appropriate, for the purpose of soliciting additional votes in favor of Proposal 1 if there are not sufficient votes at the time of the special meeting to approve Proposal 1. To transact any other business that may properly come before the meeting or any adjournment thereof, this proxy will be voted at the discretion of the proxy holder. MMMMMMMC 1234567890 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 8 1 7 3 6 1 02V4ZC MMMMMMMMM A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — KLX Inc. + SPECIAL MEETING [•] [•], 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The undersigned hereby constitutes and appoints Messrs. Michael F. Senft and Roger M. Franks, or either of them, with full power of substitution each, proxies to vote and act at the Special Meeting of Stockholders of KLX Inc. (the “Company”) to be held [•] [•], 2018 at [•] at [•] (Eastern Time) and at any adjournment thereof (the “Meeting”), upon and with respect to the number of shares of Company common stock, par value $0.01 per share, that the undersigned would be entitled to vote if personally present. The undersigned hereby instructs such proxies, or their substitutes, to vote on those matters appearinag on the reverse side of this proxy card as specified by the undersigned and in such manner as the proxies may determine on any other matter that may come before the Meeting, all as indicated in the accompanying Notice of Special Meeting and Proxy Statement attached hereto, receipt of which is hereby acknowledged. All proxies previously given by the undersigned in respect of the Meeting are hereby revoked. Unless otherwise specified in the boxes provided on the reverse side of this proxy card, the Proxy will be voted (1) FOR Proposal 1, (2) FOR Proposal 2, (3) FOR Proposal 3, and (4) in the discretion of the named proxies as to any other matter that may properly come before the Meeting. CONTINUED AND TO BE VOTED ON REVERSE SIDE Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign this proxy card and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you attend. Please sign your name as it appears on this proxy card. Give full title if an attorney, executor, administrator, trustee, guardian, etc. For an account in the name of two or more persons, each should sign, or if one signs, signer should attach evidence of authority. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C B